                                     Exhibit 99.1  Financial Statement Schedules


                     INDEX TO FINANCIAL STATEMENT SCHEDULES

                                                                            PAGE
CNL AMERICAN PROPERTIES FUND, INC.
     Report of Independent Accountants                                        1
     Schedule III -- Real Estate and Accumulated Depreciation                 2
     Notes to Schedule III -- Real Estate and Accumulated Depreciation       10
     Schedule IV -- Mortgage Loans on Real Estate                            12
CNL INCOME FUND, LTD.
     Report of Independent Accountants                                       14
     Schedule II -- Valuation and Qualifying Accounts                        15
     Schedule III -- Real Estate and Accumulated Depreciation                16
     Notes to Schedule III -- Real Estate and Accumulated Depreciation       18
CNL INCOME FUND II, LTD.
     Report of Independent Accountants                                       20
     Schedule II -- Valuation and Qualifying Accounts                        21
     Schedule III -- Real Estate and Accumulated Depreciation                22
     Notes to Schedule III -- Real Estate and Accumulated Depreciation       25
CNL INCOME FUND III, LTD.
     Report of Independent Accountants                                       29
     Schedule II -- Valuation and Qualifying Accounts                        30
     Schedule III -- Real Estate and Accumulated Depreciation                31
     Notes to Schedule III -- Real Estate and Accumulated Depreciation       34
     Schedule IV -- Mortgage Loans on Real Estate                            37
CNL INCOME FUND IV, LTD.
     Report of Independent Accountants                                       38
     Schedule II -- Valuation and Qualifying Accounts                        39
     Schedule III -- Real Estate and Accumulated Depreciation                40
     Notes to Schedule III -- Real Estate and Accumulated Depreciation       44
CNL INCOME FUND V, LTD.
     Report of Independent Accountants                                       48
     Schedule II -- Valuation and Qualifying Accounts                        49
     Schedule III -- Real Estate and Accumulated Depreciation                50
     Notes to Schedule III -- Real Estate and Accumulated Depreciation       53
     Schedule IV -- Mortgage Loans on Real Estate                            56

                                                                            Page
                                                                            ----
CNL Income Fund VI, Ltd.
     Report of Independent Accountants                                        57
     Schedule II -- Valuation and Qualifying Accounts                         58
     Schedule III -- Real Estate and Accumulated Depreciation                 59
     Notes to Schedule III -- Real Estate and Accumulated Depreciation        63
CNL Income Fund VII, Ltd.
     Report of Independent Accountants                                        67
     Schedule II -- Valuation and Qualifying Accounts                         68
     Schedule III -- Real Estate and Accumulated Depreciation                 69
     Notes to Schedule III -- Real Estate and Accumulated Depreciation        73
     Schedule IV -- Mortgage Loans on Real Estate                             77
CNL Income Fund VIII, Ltd.
     Report of Independent Accountants                                        78
     Schedule III -- Real Estate and Accumulated Depreciation                 79
     Notes to Schedule III -- Real Estate and Accumulated Depreciation        82
     Schedule IV -- Mortgage Loans on Real Estate                             85
CNL Income Fund IX, Ltd.
     Report of Independent Accountants                                        86
     Schedule II -- Valuation and Qualifying Accounts                         87
     Schedule III -- Real Estate and Accumulated Depreciation                 88
     Notes to Schedule III -- Real Estate and Accumulated Depreciation        91
CNL Income Fund X, Ltd.
     Report of Independent Accountants                                        94
     Schedule II -- Valuation and Qualifying Accounts                         95
     Schedule III -- Real Estate and Accumulated Depreciation                 96
     Notes to Schedule III -- Real Estate and Accumulated Depreciation       101
CNL Income Fund XI, Ltd.
     Report of Independent Accountants                                       104
     Schedule III -- Real Estate and Accumulated Depreciation                105
     Notes to Schedule III -- Real Estate and Accumulated Depreciation       108

                                                                           Page

CNL Income Fund XII, Ltd.
     Report of Independent Accountants                                      111
     Schedule III -- Real Estate and Accumulated Depreciation               112
     Notes to Schedule III -- Real Estate and Accumulated Depreciation 116 CNL Income Fund XIII, Ltd.
     Report of Independent Accountants                                      119
     Schedule II -- Valuation and Qualifying Accounts                       120
     Schedule III -- Real Estate and Accumulated Depreciation               120
     Notes to Schedule III -- Real Estate and Accumulated Depreciation 124 CNL Income Fund XIV, Ltd.
     Report of Independent Accountants                                      127
     Schedule III -- Real Estate and Accumulated Depreciation               128
     Notes to Schedule III -- Real Estate and Accumulated Depreciation 132 CNL Income Fund XV, Ltd.
     Report of Independent Accountants                                      135
     Schedule III -- Real Estate and Accumulated Depreciation               136
     Notes to Schedule III -- Real Estate and Accumulated Depreciation 139 CNL Income Fund XVI, Ltd.
     Report of Independent Accountants                                      141
     Schedule III -- Real Estate and Accumulated Depreciation               142
     Notes to Schedule III -- Real Estate and Accumulated Depreciation 144 CNL Income Fund XVII, Ltd.
     Report of Independent Accountants                                      146
     Schedule III -- Real Estate and Accumulated Depreciation               147
     Notes to Schedule III -- Real Estate and Accumulated Depreciation 150 CNL Income Fund XVIII, Ltd.
     Report of Independent Accountants                                      153
     Schedule III -- Real Estate and Accumulated Depreciation               154
     Notes to Schedule III -- Real Estate and Accumulated Depreciation      156

                       Report of Independent Accountants

To the Board of Directors
CNL American Properties Fund, Inc.

In connection with our audits of the consolidated financial statements of CNL American Properties Fund, Inc. (a Maryland Corporation) and its subsidiary as of December 31, 1997 and 1996, and for each of the three years in the period ended December 31, 1997, which financial statements are included in the Prospectus, we have also audited the financial statement schedules listed in Item 99.1 herein.

In our opinion, these financial statement schedules, when considered in relation to the basic financial statements, taken as a whole, present fairly, in all material respects, the information required to be included therein.

/s/ COOPERS & LYBRAND L.L.P.

Orlando, Florida
January 22, 1998

               CNL AMERICAN PROPERTIES FUND, INC. AND SUBSIDIARY

            SCHEDULE III - REAL ESTATE AND ACCUMULATED DEPRECIATION
            -------------------------------------------------------

                               December 31, 1997

                                                                          Costs Capitalized
                                                                              Subsequent
                                                      Initial Cost          To Acquisition
                                                 -----------------------  ------------------
                                                             Buildings
                                        Encum-                  and       Improve-  Carrying
                                        brances    Land     Improvements   ments     Costs
                                        -------  ---------  ------------  --------  --------
Properties the Company
  has invested in Under
  Operating Leases:

    Applebee's Restaurants:
      Montclair, California                -      $874,094   $        -   $      -     $ -
      Salinas, California                  -       786,475            -          -       -

    Arby's Restaurants:
      Avon, Indiana                        -       338,486      497,282          -       -
      Greensboro, North Carolina           -       363,478      404,650          -       -
      Greenville, North Carolina           -       277,986      490,143          -       -
      Jonesville, North Carolina           -       228,364      539,764          -       -
      Kendallville, Indiana                -       276,567      505,359          -       -
      Kernersville, North Carolina         -       273,325      413,077          -       -
      Kinston, North Carolina              -       268,545      485,160          -       -
      Lexington, North Carolina            -       320,924      463,347          -       -

    Barb Wires Steakhouse and Saloon
      Restaurants:
        Cookeville, Tennessee              -       511,084            -          -       -
        Lawrence, Kansas                   -       493,489            -          -       -
        Murfreesboro, Tennessee            -       514,900            -          -       -
        Nashville, Tennessee               -       420,176            -          -       -

    Bennigan's Restaurant:
      Arvada, Colorado                     -       714,194    1,302,733          -       -

    Black-eyed Pea Restaurants:
      Hillsboro, Texas                     -       403,885            -          -       -
      Mesa, Arizona                        -       784,939            -          -       -

    Boston Market Restaurants:
      Arvada, Colorado                     -       569,452            -    641,644       -
      Atlanta, Georgia                     -       775,523            -    456,458       -
      Baltimore, Maryland                  -       585,818            -    866,641       -
      Cedar Park, Texas                    -       569,769            -    296,976       -
      Chanhassen, Minnesota                -       376,929      639,875          -       -
      Collinsville, Illinois               -       507,544            -    328,353       -
      Corvallis, Oregon                    -       365,784            -    605,763       -
      Dubuque, Iowa                        -       353,608      663,969          -       -
      Edgewater, Colorado                  -       320,463      627,371          -       -
      Ellisville, Missouri                 -       397,036            -    639,422       -
      Florissant, Missouri                 -       705,522            -    626,845       -
      Franklin, Tennessee (k)              -       566,562      442,992          -       -
      Gambrills, Maryland                  -       667,992            -    661,776       -
      Golden Valley, Minnesota             -       665,422            -    481,311       -
      Grand Island, Nebraska               -       234,685      644,615          -       -
      Hoover, Alabama                      -       493,536      619,786          -       -
      Indianapolis, Indiana                -       885,234            -    867,523       -
      Jessup, Maryland                     -       630,950            -    720,642       -
      Lansing, Michigan                    -       515,827            -    572,706       -


                                                                                                                    Life
                                           Gross Amount at Which Carried                                          on Which
                                              at Close of Period (b)                                            Depreciation
                                        -----------------------------------                                      in Latest
                                                    Buildings                                Date                  Income
                                                      and                    Accumulated    of Con-     Date    Statement is
                                         Land     Improvements      Total    Depreciation  struction  Acquired    Computed
                                       --------  --------------  ----------  ------------  ---------  --------  ------------
Properties the Company
  has Invested in Under
  Operating Leases:

    Applebee's Restaurants:
      Montclair, California            $874,094            (g)   $  874,094          (h)      1997      08/96       (h)
      Salinas, California               786,475            (g)      786,475          (h)      1997      09/96       (h)

    Arby's Restaurants:
      Avon, Indiana                     338,486       497,282       835,768     $21,345       1996      09/96       (e)
      Greensboro, North Carolina        363,478       404,650       768,128       5,515       1990      08/97       (e)
      Greenville, North Carolina        277,986       490,143       768,129       6,681       1995      08/97       (e)
      Jonesville, North Carolina        228,364       539,764       768,128       7,357       1995      08/97       (e)
      Kendallville, Indiana             276,567       505,359       781,926      24,922       1995      07/96       (e)
      Kernersville, North Carolina      273,325       413,077       686,402       5,630       1994      08/97       (e)
      Kinston, North Carolina           268,545       485,160       753,705       6,613       1995      08/97       (e)
      Lexington, North Carolina         320,924       463,347       784,271       7,162       1992      07/97       (e)

    Barb Wires Steakhouse and Saloon
      Restaurants:
        Cookeville, Tennessee           511,084            (g)      511,084          (h)      1994      08/97       (h)
        Lawrence, Kansas                493,489            (g)      493,489          (h)      1994      08/97       (h)
        Murfreesboro, Tennessee         514,900            (g)      514,900          (h)      1995      08/97       (h)
        Nashville, Tennessee            420,176            (g)      420,176          (h)      1978      08/97       (h)

    Bennigan's Restaurant:
      Arvada, Colorado                  714,194     1,302,733     2,016,927      32,539       1997      04/97       (e)

    Black-eyed Pea Restaurants:
      Hillsboro, Texas                  403,885            (g)      403,885          (h)      1996      06/96       (h)
      Mesa, Arizona                     784,939            (g)      784,939          (h)      1994      09/97       (h)

    Boston Market Restaurants:
      Arvada, Colorado                  569,452       641,644     1,211,096      10,566       1997      04/97       (e)
      Atlanta, Georgia                  775,523       456,458     1,231,981      11,776       1997      12/96       (e)
      Baltimore, Maryland               585,818       866,641     1,452,459      11,625       1997      05/97       (e)
      Cedar Park, Texas                 569,769       296,976       866,745       4,238       1997      04/97       (e)
      Chanhassen, Minnesota             376,929       639,875     1,016,804      45,872       1995      11/95       (e)
      Collinsville, Illinois            507,544       328,353       835,897       5,135       1997      04/97       (e)
      Corvallis, Oregon                 365,784       605,763       971,547      26,005       1996      07/96       (e)
      Dubuque, Iowa                     353,608       663,969     1,017,577      49,661       1995      10/95       (e)
      Edgewater, Colorado               320,463       627,371       947,834       7,692       1997      08/97       (e)
      Ellisville, Missouri              397,036       639,422     1,036,458      29,321       1996      06/96       (e)
      Florissant, Missouri              705,522       626,845     1,332,367      22,067       1996      09/96       (e)
      Franklin, Tennessee (k)           566,562       442,992     1,009,554      35,004       1995      08/95       (e)
      Gambrills, Maryland               667,992       661,776     1,329,768       7,691       1997      05/97       (e)
      Golden Valley, Minnesota          665,422       481,311     1,146,733      21,132       1996      06/96       (e)
      Grand Island, Nebraska            234,685       644,615       879,300      49,053       1995      09/95       (e)
      Hoover, Alabama                   493,536       619,786     1,113,322       6,637       1997      09/97       (e)
      Indianapolis, Indiana             885,234       867,523     1,752,757       9,527       1997      04/97       (e)
      Jessup, Maryland                  630,950       720,642     1,351,592      12,270       1997      05/97       (e)
      Lansing, Michigan                 515,827       572,706     1,088,533       4,759       1997      05/97       (e)


               CNL AMERICAN PROPERTIES FUND, INC. AND SUBSIDIARY

      -------------------------------------------------------------------

                               December 31, 1997

                                                                          Costs Capitalized
                                                                              Subsequent
                                                      Initial Cost          To Acquisition
                                                 -----------------------  ------------------
                                                             Buildings
                                        Encum-                  and       Improve-  Carrying
                                        brances    Land     Improvements   ments     Costs
                                        -------  ---------  ------------  --------  --------
      La Quinta, California                  -     688,147            -    351,810       -
      Liberty, Missouri                      -     469,049            -    334,826       -
      Merced, California                     -     573,163            -    402,636       -
      Newport News, Virginia                 -     473,596      586,377          -       -
      Riverdale, Maryland                    -     525,389            -    574,019       -
      Rockwall, Texas                        -     528,118            -    340,297       -
      San Antonio, Texas                     -     481,952            -    315,486       -
      Saint Joseph, Missouri                 -     378,786            -    388,489       -
      Stafford, Texas                        -     448,185      681,598          -       -
      Taylorsville, Utah                     -     901,777            -    475,260       -
      Upland, California                     -     788,248            -    209,449       -
      Vacaville, California                  -     751,576            -    757,026       -
      Waldorf, Maryland                      -     651,867            -    775,634       -

    Burger King Restaurants:
      Burbank, Illinois                      -     543,095            -    620,617       -
      Chattanooga, Tennessee                 -     680,192            -    575,426       -
      Chattanooga, Tennessee                 -     769,842            -    411,012       -
      Chicago, Illinois                      -     917,717            -    784,590       -
      Highland, Indiana                      -     672,815            -    621,133       -
      Indian Head Park, Illinois             -     618,715            -    134,394       -
      Kent, Ohio                             -     233,468      689,696          -       -
      Oak Lawn, Illinois                     -   1,211,346            -    829,339       -
      Ooltewah, Tennessee                    -     546,261            -    714,114       -

    Charley's Restaurants:
      King of Prussia, Pennsylvania          -     965,223      549,565          -       -
      McLean, Virginia                       -     944,585      689,363          -       -

    Chevy's Fresh Mex Restaurants:
      Arapahoe, Colorado                     -     986,426    1,680,312          -       -
      Beaverton, Oregon                      -     938,162    1,681,670          -       -
      Greenbelt, Maryland                    -     945,234    1,475,339          -       -
      Lake Oswego, Oregon                    -     963,047    1,505,671          -       -

    Darryl's Restaurants:
      Evansville, Indiana                    -     563,479            -          -       -
      Hampton, Virginia                      -     698,367      570,468          -       -
      Huntsville, Alabama                    -     777,842      663,941          -       -
      Knoxville, Tennessee                   -     589,574            -          -       -
      Louisville, Kentucky                   -     647,375            -          -       -
      Mobile, Alabama                        -     495,195            -          -       -
      Montgomery, Alabama                    -     346,380            -          -       -
      Nashville, Tennessee                   -     513,218            -          -       -
      Orlando, Florida                       -   1,485,631      772,853          -       -
      Pensacola, Florida                     -     389,394            -          -       -
      Raleigh, North Carolina                -     840,525      505,176          -       -
      Raleigh, North Carolina                -   1,131,164      719,865          -       -
      Richmond, Virginia                     -     618,125            -          -       -
      Richmond, Virginia                     -     311,196            -          -       -
      Winston-Salem, North Carolina          -     436,867            -          -       -


                                                                                                                    Life
                                           Gross Amount at Which Carried                                          on Which
                                              at Close of Period (b)                                            Depreciation
                                        -----------------------------------                                      in Latest
                                                    Buildings                                Date                  Income
                                                      and                    Accumulated    of Con-     Date    Statement is
                                         Land     Improvements      Total    Depreciation  struction  Acquired    Computed
                                       --------  --------------  ----------  ------------  ---------  --------  ------------
      La Quinta, California             688,147        351,810    1,039,957     12,379        1996      09/96        (e)
      Liberty, Missouri                 469,049        334,826      803,875      4,136        1997      04/97        (e)
      Merced, California                573,163        402,636      975,799     16,620        1996      09/96        (e)
      Newport News, Virginia            473,596        586,377    1,059,973      9,010        1997      07/97        (e)
      Riverdale, Maryland               525,389        574,019    1,099,408      4,508        1997      05/97        (e)
      Rockwall, Texas                   528,118        340,297      868,415     13,394        1996      07/96        (e)
      San Antonio, Texas                481,952        315,486      797,438      2,802        1997      04/97        (e)
      Saint Joseph, Missouri            378,786        388,489      767,275     13,482        1996      12/96        (e)
      Stafford, Texas                   448,185        681,598    1,129,783     11,344        1997      07/97        (e)
      Taylorsville, Utah                901,777        475,260    1,377,037      8,908        1997      04/97        (e)
      Upland, California                788,248        209,449      997,697      9,637        1996      07/96        (e)
      Vacaville, California             751,576        757,026    1,508,602     11,839        1997      05/97        (e)
      Waldorf, Maryland                 651,867        775,634    1,427,501     12,130        1997      05/97        (e)

    Burger King Restaurants:
      Burbank, Illinois                 543,095        620,617    1,163,712     28,962        1996      03/96        (e)
      Chattanooga, Tennessee            680,192        575,426    1,255,618     13,403        1997      12/96        (e)
      Chattanooga, Tennessee            769,842        411,012    1,180,854      8,111        1997      02/97        (e)
      Chicago, Illinois                 917,717        784,590    1,702,307     21,908        1996      10/96        (e)
      Highland, Indiana                 672,815        621,133    1,293,948     29,476        1996      04/96        (e)
      Indian Head Park, Illinois        618,715        134,394      753,109         (c)         (d)     04/96        (c)
      Kent, Ohio                        233,468        689,696      923,164     20,833        1970      02/97        (e)
      Oak Lawn, Illinois              1,211,346        829,339    2,040,685     35,597        1996      03/96        (e)
      Ooltewah, Tennessee               546,261        714,114    1,260,375     11,104        1997      04/97        (e)

    Charley's Restaurants:
      King of Prussia, Pennsylvania     965,223        549,565    1,514,788     10,163        1977      06/97        (e)
      McLean, Virginia                  944,585        689,363    1,633,948     12,748        1971      06/97        (e)

    Chevy's Fresh Mex Restaurants:
      Arapahoe, Colorado                986,426      1,680,312    2,666,738        153        1994      12/97        (e)
      Beaverton, Oregon                 938,162      1,681,670    2,619,832        154        1995      12/97        (e)
      Greenbelt, Maryland               945,234      1,475,339    2,420,573        135        1994      12/97        (e)
      Lake Oswego, Oregon               963,047      1,505,671    2,468,718        138        1995      12/97        (e)

    Darryl's Restaurants:
      Evansville, Indiana               563,479             (g)     563,479         (h)       1983      06/97        (h)
      Hampton, Virginia                 698,367        570,468    1,268,835     10,550        1983      06/97        (e)
      Huntsville, Alabama               777,842        663,941    1,441,783     12,278        1981      06/97        (e)
      Knoxville, Tennessee              589,574             (g)     589,574         (h)       1983      06/97        (h)
      Louisville, Kentucky              647,375             (g)     647,375         (h)       1983      06/97        (h)
      Mobile, Alabama                   495,195             (g)     495,195         (h)       1983      06/97        (h)
      Montgomery, Alabama               346,380             (g)     346,380         (h)       1984      06/97        (h)
      Nashville, Tennessee              513,218             (g)     513,218         (h)       1981      06/97        (h)
      Orlando, Florida                1,485,631        772,853    2,258,484     14,292        1983      06/97        (e)
      Pensacola, Florida                389,394             (g)     389,394         (h)       1983      06/97        (h)
      Raleigh, North Carolina           840,525        505,176    1,345,701      9,342        1980      06/97        (e)
      Raleigh, North Carolina         1,131,164        719,865    1,851,029     13,313        1972      06/97        (e)
      Richmond, Virginia                618,125             (g)     618,125         (h)       1982      06/97        (h)
      Richmond, Virginia                311,196             (g)     311,196         (h)       1982      06/97        (h)
      Winston-Salem, North Carolina     436,867             (g)     436,867         (h)       1978      06/97        (h)

               CNL AMERICAN PROPERTIES FUND, INC. AND SUBSIDIARY

      -------------------------------------------------------------------

                               December 31, 1997

                                                                          Costs Capitalized
                                                                              Subsequent
                                                      Initial Cost          To Acquisition
                                                 -----------------------  ------------------
                                                             Buildings
                                        Encum-                  and       Improve-  Carrying
                                        brances    Land     Improvements   ments     Costs
                                        -------  ---------  ------------  --------  --------
Denny's Restaurants:
      McKinney, Texas                       -      439,961            -          -       -
      Pasadena, Texas                       -      466,555      506,094          -       -
      Shawnee, Oklahoma                     -      528,090      625,653          -       -
      Tampa, Florida                        -      397,302            -          -       -

    Einstein Brothers' Bagels
      Restaurants:
        Dearborn, Michigan                  -      464,102            -    236,674       -
        Springfield, Virginia               -      628,804            -     36,311       -

    Golden Corral Family
      Steakhouse Restaurants:
        Carlsbad, New Mexico                -      384,221            -    643,854       -
        Cleburne, Texas                     -      359,455            -    653,853       -
        Columbia, Tennessee                 -      442,218            -          -       -
        Columbus, Ohio                      -    1,031,098            -  1,092,939       -
        Corpus Christi, Texas               -      576,319            -    967,482       -
        Corsicana, Texas                    -      349,227      699,756          -       -
        Council Bluffs, Iowa                -      482,178            -     11,844       -
        Dover, Delaware                     -    1,043,108            -    977,508       -
        Duncan, Oklahoma                    -      161,573            -    955,184       -
        Enid, Oklahoma                      -      364,860            -    790,942       -
        Fort Walton Beach, Florida          -      591,440            -  1,034,541       -
        Fort Worth, Texas                   -      640,320      898,171          -       -
        Hopkinsville, Kentucky              -      455,534            -          -       -
        Jacksonville, Florida               -      616,450            -  1,010,728       -
        Jacksonville, Florida               -      541,510            -  1,132,450       -
        Liberty, Missouri                   -      409,209            -    930,147       -
        Lufkin, Texas                       -      463,303            -    994,467       -
        Moberly, Missouri                   -      581,989            -    664,344       -
        Mobile, Alabama                     -      429,268            -  1,032,335       -
        Muskogee, Oklahoma                  -      393,435            -     15,109       -
        Olathe, Kansas                      -      547,126            -    916,145       -
        Palatka, Florida                    -      322,919            -    950,722       -
        Port Richey, Florida                -      626,999            -  1,130,692       -
        Tampa, Florida                      -      825,065            -  1,222,843       -
        Universal City, Texas               -      357,429            -    650,249       -
        Winchester, Kentucky                -      303,823            -    923,607       -


    Ground Round Restaurants:
      Allentown, Pennsylvania               -      405,631      884,954          -      -
      Cincinnati, Ohio                      -      282,099      534,632          -      -
      Crystal, Minnesota                    -      370,667      431,642          -      -
      Dubuque, Iowa                         -      693,733      810,458          -      -
      Ewing, New Jersey                     -      371,254      685,847          -      -
      Gloucester, New Jersey                -      422,489      528,849          -      -
      Janesville, Wisconsin                 -      451,235      548,178          -      -
      Kalamazoo, Michigan                   -      287,331      712,081          -      -

                                                                                                                    Life
                                           Gross Amount at Which Carried                                          on Which
                                              at Close of Period (b)                                            Depreciation
                                        -----------------------------------                                      in Latest
                                                    Buildings                                Date                  Income
                                                      and                    Accumulated    of Con-     Date    Statement is
                                         Land     Improvements      Total    Depreciation  struction  Acquired    Computed
                                       --------  --------------  ----------  ------------  ---------  --------  ------------
Denny's Restaurants:
      McKinney, Texas                   439,961           (g)      439,961          (h)       1996      06/96        (h)
      Pasadena, Texas                   466,555      506,094       972,649      39,131        1981      09/95        (e)
      Shawnee, Oklahoma                 528,090      625,653     1,153,743      48,370        1987      09/95        (e)
      Tampa, Florida                    397,302           (g)      397,302          (h)       1997      02/97        (h)

    Einstein Brothers' Bagels
      Restaurants:
        Dearborn, Michigan              464,102      236,674       700,776       3,723        1997      04/97        (e)
        Springfield, Virginia           628,804       36,311       665,115         588        1997      05/97        (e)

    Golden Corral Family
      Steakhouse Restaurants:
        Carlsbad, New Mexico            384,221      643,854     1,028,075      50,415        1995      08/95        (e)
        Cleburne, Texas                 359,455      653,853     1,013,308      48,395        1995      08/95        (e)
        Columbia, Tennessee             442,218           (g)      442,218          (h)       1996      12/96        (h)
        Columbus, Ohio                1,031,098    1,092,939     2,124,037      77,421        1995      11/95        (e)
        Corpus Christi, Texas           576,319      967,482     1,543,801       8,681        1997      05/97        (e)
        Corsicana, Texas                349,227      699,756     1,048,983      55,883        1995      08/95        (e)
        Council Bluffs, Iowa            482,178       11,844       494,022          (c)         (d)     12/97        (c)
        Dover, Delaware               1,043,108      977,508     2,020,616      75,038        1995      08/95        (e)
        Duncan, Oklahoma                161,573      955,184     1,116,757       2,704        1997      08/97        (e)
        Enid, Oklahoma                  364,860      790,942     1,155,802       2,745        1997      06/97        (e)
        Fort Walton Beach, Florida      591,440    1,034,541     1,625,981          (c)         (d)     08/97        (c)
        Fort Worth, Texas               640,320      898,171     1,538,491      70,972        1995      08/95        (e)
        Hopkinsville, Kentucky          455,534           (g)      455,534          (h)       1996      02/97        (h)
        Jacksonville, Florida           616,450    1,010,728     1,627,178       9,069        1997      05/97        (e)
        Jacksonville, Florida           541,510    1,132,450     1,673,960      12,333        1997      06/97        (e)
        Liberty, Missouri               409,209      930,147     1,339,356       5,946        1997      06/97        (e)
        Lufkin, Texas                   463,303      994,467     1,457,770      34,603        1997      11/96        (e)
        Moberly, Missouri               581,989      664,344     1,246,333      14,349        1997      12/96        (e)
        Mobile, Alabama                 429,268    1,032,335     1,461,603         189        1997      09/97        (e)
        Muskogee, Oklahoma              393,435       15,109       408,544          (c)         (d)     12/97        (c)
        Olathe, Kansas                  547,126      916,145     1,463,271          (c)         (d)     10/97        (c)
        Palatka, Florida                322,919      950,722     1,273,641         434        1997      09/97        (e)
        Port Richey, Florida            626,999    1,130,692     1,757,691      48,325        1996      05/96        (e)
        Tampa, Florida                  825,065    1,222,843     2,047,908      77,496        1995      08/95        (e)
        Universal City, Texas           357,429      650,249     1,007,678      51,253        1995      08/95        (e)
        Winchester, Kentucky            303,823      923,607     1,227,430      17,586        1997      02/97        (e)


    Ground Round Restaurants:
      Allentown, Pennsylvania           405,631      884,954     1,290,585       5,900        1983      10/97        (e)
      Cincinnati, Ohio                  282,099      534,632       816,731       3,564        1981      10/97        (e)
      Crystal, Minnesota                370,667      431,642       802,309       2,878        1981      10/97        (e)
      Dubuque, Iowa                     693,733      810,458     1,504,191       5,403        1982      10/97        (e)
      Ewing, New Jersey                 371,254      685,847     1,057,101       2,756        1979      11/97        (e)
      Gloucester, New Jersey            422,489      528,849       951,338       3,526        1981      10/97        (e)
      Janesville, Wisconsin             451,235      548,178       999,413       3,655        1982      10/97        (e)
      Kalamazoo, Michigan               287,331      712,081       999,412       4,747        1980      10/97        (e)




               CNL AMERICAN PROPERTIES FUND, INC. AND SUBSIDIARY

      -------------------------------------------------------------------

                               December 31, 1997

                                                                          Costs Capitalized
                                                                              Subsequent
                                                      Initial Cost          To Acquisition
                                                 -----------------------  ------------------
                                                             Buildings
                                        Encum-                  and       Improve-  Carrying
                                        brances    Land     Improvements   ments     Costs
                                        -------  ---------  ------------  --------  --------
      Nanuet, New Jersey                   -       375,116      605,067          -       -
      Parma, Ohio                          -       388,699      793,475          -       -
      Reading, Pennsylvania                -       728,574      793,410          -       -
      Waterloo, Iowa                       -       436,471      659,089          -       -
      Wauwatosa, Wisconsin                 -       627,680      804,399          -       -

    Houlihan's Restaurants:
      Bethel Park, Pennsylvania            -       846,183      595,600          -       -
      Langhorne, Pennsylvania              -       817,039      648,765          -       -
      Plymouth Meeting, Pennsylvania       -     1,181,460      908,880          -       -

    International House of Pancakes
      Restaurants:
        Elk Grove, California              -       584,766            -          -       -
        Fairfax, Virginia                  -     1,096,763      705,345          -       -
        Houston, Texas                     -       645,365      856,532          -       -
        Lake Jackson, Texas                -       460,167      802,640          -       -
        Leesburg, Virginia                 -       665,015      580,798          -       -
        Loveland, Colorado                 -       488,259            -          -       -
        Stockbridge, Georgia               -       765,743      707,406          -       -
        Victoria, Texas                    -       319,237            -          -       -

    Jack in the Box Restaurants:
      Bacliff, Texas                       -       419,488            -    697,861       -
      Channelview, Texas                   -       361,238            -    711,595       -
      Corinth, Texas                       -       396,864            -    620,042       -
      Dallas, Texas                        -       369,886            -    513,533       -
      Enumclaw, Washington                 -       124,468            -    773,506       -
      Florissant, Missouri                 -       388,820            -    773,834       -
      Folsom, California                   -       635,343      703,067          -       -
      Fresno, California                   -       286,850            -    606,547       -
      Garland, Texas                       -       382,042            -    613,690       -
      Hollister, California                -       537,223            -    592,536       -
      Houston, Texas                       -       545,485            -    527,020       -
      Houston, Texas                       -       403,002            -    610,815       -
      Houston, Texas                       -       375,776            -    643,445       -
      Houston, Texas                       -       370,342            -    548,107       -
      Houston, Texas                       -       420,521            -    543,338       -
      Humble, Texas                        -       437,667            -    591,877       -
      Humble, Texas                        -       390,509            -    596,872       -
      Kent, Washington                     -       737,038            -    604,806       -
      Kingsburg, California                -       415,880            -    649,681       -
      Las Vegas, Nevada                    -       730,674            -    600,180       -
      Los Angeles, California              -       603,354      602,630          -       -
      Los Angeles, California              -       911,754            -    581,552       -
      Los Angeles, California              -       740,616      678,189          -       -
      Moscow, Idaho                        -       217,851            -    751,664       -
      Murrieta, California                 -       387,455            -    625,933       -
      Oxnard, California                   -       681,663            -    642,924       -
      Palmdale, California                 -       631,275            -    567,912       -
      West Sacramento, California          -       523,089            -    617,131       -
      Woodland, California                 -       358,130            -    668,383       -


                                                                                                                    Life
                                           Gross Amount at Which Carried                                          on Which
                                              at Close of Period (b)                                            Depreciation
                                        -----------------------------------                                      in Latest
                                                    Buildings                                Date                  Income
                                                      and                    Accumulated    of Con-     Date    Statement is
                                         Land     Improvements      Total    Depreciation  struction  Acquired    Computed
                                       --------  --------------  ----------  ------------  ---------  --------  ------------
      Nanuet, New Jersey                375,116       605,067       980,183       1,658       1982      12/97        (e)
      Parma, Ohio                       388,699       793,475     1,182,174       5,290       1977      10/97        (e)
      Reading, Pennsylvania             728,574       793,410     1,521,984       5,289       1982      10/97        (e)
      Waterloo, Iowa                    436,471       659,089     1,095,560       4,394       1982      10/97        (e)
      Wauwatosa, Wisconsin              627,680       804,399     1,432,079       5,363       1977      10/97        (e)

    Houlihan's Restaurants:
      Bethel Park, Pennsylvania         846,183       595,600     1,441,783      11,015       1972      06/97        (e)
      Langhorne, Pennsylvania           817,039       648,765     1,465,804      11,998       1976      06/97        (e)
      Plymouth Meeting, Pennsylvania  1,181,460       908,880     2,090,340      16,808       1974      06/97        (e)

    International House of Pancakes
      Restaurants:
        Elk Grove, California           584,766            (g)      584,766          (h)      1997      08/97        (h)
        Fairfax, Virginia             1,096,763       705,345     1,802,108      12,593       1995      06/97        (e)
        Houston, Texas                  645,365       856,532     1,501,897      14,256       1996      07/97        (e)
        Lake Jackson, Texas             460,167       802,640     1,262,807       9,767       1997      08/97        (e)
        Leesburg, Virginia              665,015       580,798     1,245,813      11,855       1994      05/97        (e)
        Loveland, Colorado              488,259            (g)      488,259          (h)      1997      08/97        (h)
        Stockbridge, Georgia            765,743       707,406     1,473,149      11,774       1997      07/97        (e)
        Victoria, Texas                 319,237            (g)      319,237          (h)      1997      08/97        (h)

    Jack in the Box Restaurants:
      Bacliff, Texas                    419,488       697,861     1,117,349       9,576       1997      04/97        (e)
      Channelview, Texas                361,238       711,595     1,072,833       6,580       1997      07/97        (e)
      Corinth, Texas                    396,864       620,042     1,016,906       6,016       1997      06/97        (e)
      Dallas, Texas                     369,886       513,533       883,419      15,527       1997      12/96        (e)
      Enumclaw, Washington              124,468       773,506       897,974      10,826       1997      04/97        (e)
      Florissant, Missouri              388,820       773,834     1,162,654          (c)        (d)     10/97        (c)
      Folsom, California                635,343       703,067     1,338,410       4,880       1997      10/97        (e)
      Fresno, California                286,850       606,547       893,397       6,772       1997      05/97        (e)
      Garland, Texas                    382,042       613,690       995,732       5,338       1997      07/97        (e)
      Hollister, California             537,223       592,536     1,129,759      14,421       1997      01/97        (e)
      Houston, Texas                    545,485       527,020     1,072,505      32,199       1996      11/95        (e)
      Houston, Texas                    403,002       610,815     1,013,817      26,930       1996      07/96        (e)
      Houston, Texas                    375,776       643,445     1,019,221      27,207       1996      07/96        (e)
      Houston, Texas                    370,342       548,107       918,449      13,540       1997      02/97        (e)
      Houston, Texas                    420,521       543,338       963,859       9,949       1997      03/97        (e)
      Humble, Texas                     437,667       591,877     1,029,544      26,729       1996      06/96        (e)
      Humble, Texas                     390,509       596,872       987,381      18,025       1997      02/97        (e)
      Kent, Washington                  737,038       604,806     1,341,844      14,388       1997      01/97        (e)
      Kingsburg, California             415,880       649,681     1,065,561      15,693       1997      01/97        (e)
      Las Vegas, Nevada                 730,674       600,180     1,330,854      16,285       1997      01/97        (e)
      Los Angeles, California           603,354       602,630     1,205,984      50,272       1986      06/95        (e)
      Los Angeles, California           911,754       581,552     1,493,306      12,720       1997      01/97        (e)
      Los Angeles, California           740,616       678,189     1,418,805         124       1997      12/97        (e)
      Moscow, Idaho                     217,851       751,664       969,515      19,157       1992      01/97        (e)
      Murrieta, California              387,455       625,933     1,013,388      14,948       1997      01/97        (e)
      Oxnard, California                681,663       642,924     1,324,587      10,642       1997      04/97        (e)
      Palmdale, California              631,275       567,912     1,199,187      11,695       1997      02/97        (e)
      West Sacramento, California       523,089       617,131     1,140,220       5,312       1997      07/97        (e)
      Woodland, California              358,130       668,383     1,026,513       5,127       1997      07/97        (e)

               CNL AMERICAN PROPERTIES FUND, INC. AND SUBSIDIARY

      -------------------------------------------------------------------

                               December 31, 1997

                                                                           Costs Capitalized
                                                                               Subsequent
                                                      Initial Cost           To Acquisition
                                                 -----------------------  -------------------
                                                             Buildings
                                        Encum-                  and        Improve-  Carrying
                                        brances    Land     Improvements    ments     Costs
                                        -------  ---------  ------------  ---------  --------
    Kenny Rogers' Roasters
      Restaurant:
        Grand Rapids, Michigan             -       282,806      599,309           -       -

    Kentucky Fried Chicken
      Restaurant:
        Putnam, Connecticut                -       301,723            -           -       -

    Mr. Fables's Restaurant:
      Grand Rapids, Michigan               -       320,594      559,433           -       -

    On The Border Restaurant:
      San Antonio, Texas                   -             -            -   1,305,075       -

    Pizza Hut Restaurants:
      Adrian, Michigan                     -       242,239            -           -       -
      Beaver, West Virginia                -       212,053            -           -       -
      Beckley, West Virginia               -       209,432            -           -       -
      Bedford, Ohio                        -       174,721            -           -       -
      Belle, West Virginia                 -        46,737            -           -       -
      Bluefield, West Virginia             -       120,449            -           -       -
      Bolivar, Ohio                        -       190,009            -           -       -
      Bowling Green, Ohio                  -       200,442            -           -       -
      Bowling Green, Ohio                  -       135,831            -           -       -
      Carrollton, Ohio                     -       187,082            -           -       -
      Cleveland, Ohio                      -       116,849            -           -       -
      Cleveland, Ohio                      -       126,494            -           -       -
      Cleveland, Ohio                      -       226,163            -           -       -
      Cross Lanes, West Virginia           -       215,881            -           -       -
      Defiance, Ohio                       -       242,239            -           -       -
      Dover, Ohio                          -       245,145            -           -       -
      East Cleveland, Ohio                 -       194,012            -           -       -
      Euclid, Ohio                         -       202,050            -           -       -
      Fairview Park, Ohio                  -       142,570            -           -       -
      Huntington, West Virginia            -       212,093            -           -       -
      Hurricane, West Virginia             -       180,803            -           -       -
      Lambertville, Michigan               -        99,166            -           -       -
      Marietta, Ohio                       -       169,454            -           -       -
      Mayfield Heights, Ohio               -       202,552            -           -       -
      Middleburg Heights, Ohio             -       216,518            -           -       -
      Millersburg, Ohio                    -       213,090            -           -       -
      Milton, West Virginia                -        99,815            -           -       -
      Monroe, Michigan                     -       152,215            -           -       -
      New Philadelphia, Ohio               -       149,206            -           -       -
      New Philadelphia, Ohio               -       223,981            -           -       -
      North Olmsted, Ohio                  -       259,922            -           -       -
      Norwalk, Ohio                        -       261,529            -           -       -
      Ronceverte, West Virginia            -        99,733            -           -       -
      Sandusky, Ohio                       -       259,922            -           -       -
      Seven Hills, Ohio                    -       239,023            -           -       -
      Steubenville, Ohio                   -       228,199            -           -       -
      Strongsville, Ohio                   -       186,476            -           -       -


                                                                                                                    Life
                                           Gross Amount at Which Carried                                          on Which
                                              at Close of Period (b)                                            Depreciation
                                        -----------------------------------                                      in Latest
                                                    Buildings                                Date                  Income
                                                      and                    Accumulated    of Con-     Date    Statement is
                                         Land     Improvements      Total    Depreciation  struction  Acquired    Computed
                                       --------  --------------  ----------  ------------  ---------  --------  ------------
    Kenny Rogers' Roasters
      Restaurant:
        Grand Rapids, Michigan          282,806       599,309       882,115      48,123       1995      08/95        (e)

    Kentucky Fried Chicken
      Restaurant:
        Putnam, Connecticut             301,723            (g)      301,723          (h)      1997      07/97        (h)

    Mr. Fables's Restaurant:
      Grand Rapids, Michigan            320,594       559,433       880,027      33,362       1967      03/96        (e)

    On The Border Restaurant:
      San Antonio, TX                         -     1,305,075     1,305,075          (c)        (d)     10/97        (c)

    Pizza Hut Restaurants:
      Adrian, Michigan                  242,239             -       242,239          (f)      1989      01/96        (f)
      Beaver, West Virginia             212,053             -       212,053          (f)      1986      05/96        (f)
      Beckley, West Virginia            209,432             -       209,432          (f)      1978      05/96        (f)
      Bedford, Ohio                     174,721             -       174,721          (f)      1975      01/96        (f)
      Belle, West Virginia               46,737             -        46,737          (f)      1980      05/96        (f)
      Bluefield, West Virginia          120,449             -       120,449          (f)      1986      05/96        (f)
      Bolivar, Ohio                     190,009             -       190,009          (f)      1996      03/97        (f)
      Bowling Green, Ohio               200,442             -       200,442          (f)      1985      01/96        (f)
      Bowling Green, Ohio               135,831             -       135,831          (f)      1992      12/96        (f)
      Carrollton, Ohio                  187,082             -       187,082          (f)      1990      03/97        (f)
      Cleveland, Ohio                   116,849             -       116,849          (f)      1978      01/96        (f)
      Cleveland, Ohio                   126,494             -       126,494          (f)      1986      01/96        (f)
      Cleveland, Ohio                   226,163             -       226,163          (f)      1987      01/96        (f)
      Cross Lanes, West Virginia        215,881             -       215,881          (f)      1990      05/96        (f)
      Defiance, Ohio                    242,239             -       242,239          (f)      1977      01/96        (f)
      Dover, Ohio                       245,145             -       245,145          (f)      1975      05/97        (f)
      East Cleveland, Ohio              194,012             -       194,012          (f)      1986      01/96        (f)
      Euclid, Ohio                      202,050             -       202,050          (f)      1983      01/96        (f)
      Fairview Park, Ohio               142,570             -       142,570          (f)      1996      01/96        (f)
      Huntington, West Virginia         212,093             -       212,093          (f)      1978      05/96        (f)
      Hurricane, West Virginia          180,803             -       180,803          (f)      1978      05/96        (f)
      Lambertville, Michigan             99,166             -        99,166          (f)      1994      01/96        (f)
      Marietta, Ohio                    169,454             -       169,454          (f)      1986      05/96        (f)
      Mayfield Heights, Ohio            202,552             -       202,552          (f)      1980      04/96        (f)
      Middleburg Heights, Ohio          216,518             -       216,518          (f)      1975      01/96        (f)
      Millersburg, Ohio                 213,090             -       213,090          (f)      1989      03/97        (f)
      Milton, West Virginia              99,815             -        99,815          (f)      1986      05/96        (f)
      Monroe, Michigan                  152,215             -       152,215          (f)      1994      01/96        (f)
      New Philadelphia, Ohio            149,206             -       149,206          (f)      1975      03/97        (f)
      New Philadelphia, Ohio            223,981             -       223,981          (f)      1983      03/97        (f)
      North Olmsted, Ohio               259,922             -       259,922          (f)      1976      01/96        (f)
      Norwalk, Ohio                     261,529             -       261,529          (f)      1993      01/96        (f)
      Ronceverte, West Virginia          99,733             -        99,733          (f)      1991      05/96        (f)
      Sandusky, Ohio                    259,922             -       259,922          (f)      1978      01/96        (f)
      Seven Hills, Ohio                 239,023             -       239,023          (f)      1983      01/96        (f)
      Steubenville, Ohio                228,199             -       228,199          (f)      1983      03/97        (f)
      Strongsville, Ohio                186,476             -       186,476          (f)      1976      04/96        (f)

               CNL AMERICAN PROPERTIES FUND, INC. AND SUBSIDIARY

      -------------------------------------------------------------------

                               December 31, 1997


                                                                          Costs Capitalized
                                                                              Subsequent
                                                      Initial Cost          To Acquisition
                                                 -----------------------  ----------------------
                                                             Buildings
                                       Encum-                   and         Improve-    Carrying
                                       brances     Land     Improvements     ments       Costs
                                      -------- -----------  ------------  -----------  ---------

      Toledo, Ohio                         -       128,604             -            -         -
      Toledo, Ohio                         -       194,097             -            -         -
      Toledo, Ohio                         -       208,480             -            -         -
      Toledo, Ohio                         -       176,170             -            -         -
      Toledo, Ohio                         -       197,227             -            -         -
      Uhrichsville, Ohio                   -       279,779             -            -         -
      Wellsburg, West Virginia             -       167,170             -            -         -

    Ruby Tuesday's Restaurant:
      London, Kentucky                     -       354,415             -            -         -

    Ruth's Chris Steak House
      Restaurant:
        Tampa, Florida                     -     1,076,442     1,062,751            -         -

    Ryan's Family Steak House
      Restaurant:
        Spring Hill, Florida               -       591,371             -    1,175,273         -

    Shoney's Restaurants:
      Indian Harbor Beach, Florida         -       309,101             -      420,249         -
      Las Vegas, Nevada                    -       656,316             -      970,452         -
      Guadalupe, Arizona                   -       623,725             -            -         -

    TGI Friday's Restaurant:
      Mesa, Arizona                        -       903,876             -      284,913         -

    Wendy's Old Fashioned
      Hamburgers Restaurants:
        Camarillo, California              -       640,061             -      687,385         -
        Knoxville, Tennessee               -       358,027             -      444,622         -
        Westlake Village, California       -       763,232             -      153,034         -
                                              ------------  ------------  -----------  ---------
                                              $106,616,360   $43,045,117  $58,072,374  $      -
                                              ============  ============  ===========  =========



                                                                                                                      Life
                                           Gross Amount at Which Carried                                            on Which
                                              at Close of Period (b)                                              Depreciation
                                      ----------------------------------------                                      in Latest
                                                      Buildings                                 Date                  Income
                                                         and                     Accumulated   of Con-     Date    Statement is
                                         Land       Improvements      Total     Depreciation  struction  Acquired    Computed
                                      ------------  ------------  ------------  ------------  ---------  --------  ------------


      Toledo, Ohio                         128,604             -       128,604          (f)      1988      04/96        (f)
      Toledo, Ohio                         194,097             -       194,097          (f)      1993      12/96        (f)
      Toledo, Ohio                         208,480             -       208,480          (f)      1975      01/96        (f)
      Toledo, Ohio                         176,170             -       176,170          (f)      1985      01/96        (f)
      Toledo, Ohio                         197,227             -       197,227          (f)      1978      01/96        (f)
      Uhrichsville, Ohio                   279,779             -       279,779          (f)      1983      03/97        (f)
      Wellsburg, West Virginia             167,170             -       167,170          (f)      1980      03/97        (f)

    Ruby Tuesday's Restaurant:
      London, Kentucky                     354,415            (g)      354,415          (h)      1997      08/97        (h)

    Ruth's Chris Steak House
      Restaurant:
        Tampa, Florida                   1,076,442     1,062,751     2,139,193      20,236      1996       06/97        (e)

    Ryan's Family Steak House
      Restaurant:
        Spring Hill, Florida               591,371     1,175,273     1,766,644      38,505      1996       09/96        (e)

    Shoney's Restaurants:
      Indian Harbor Beach, Florida         309,101       420,249       729,350      11,312      1997       01/97        (e)
      Las Vegas, Nevada                    656,316       970,452     1,626,768          (c)       (d)      08/97        (c)
      Guadalupe, Arizona                   623,725            (g)      623,725          (h)     1997       04/97        (h)

    TGI Friday's Restaurant:
      Mesa, Arizona                        903,876       284,913     1,188,789          (c)       (d)      09/97        (c)

    Wendy's Old Fashioned
      Hamburgers Restaurants:
        Camarillo, California              640,061       687,385     1,327,446      33,167      1996       06/96        (e)
        Knoxville, Tennessee               358,027       444,622       802,649      19,300      1996       05/96        (e)
        Westlake Village, California       763,232       153,034       916,266          (c)       (d)      11/97        (c)
                                      ------------  ------------  ------------  ------------  ---------  --------  ------------
                                      $106,616,360  $101,117,491  $207,733,851  $2,395,665
                                      ============  ============  ============  ============


               CNL AMERICAN PROPERTIES FUND, INC. AND SUBSIDIARY

      -------------------------------------------------------------------

                               December 31, 1997

                                                                           Costs Capitalized
                                                                               Subsequent
                                                      Initial Cost           To Acquisition
                                                 -----------------------  -------------------
                                                             Buildings
                                        Encum-                  and        Improve-  Carrying
                                        brances    Land     Improvements    ments     Costs
                                        -------  ---------  ------------  ---------  --------
Properties the Company
  has Invested in Under
  Direct Financing Leases:

    Applebee's Restaurants:
      Montclair, California                -     $       -   $        -    $890,100   $   -
      Salinas, California                  -             -            -     794,058       -

    Barb Wires Steakhouse and
      Saloon Restaurants:
        Cookeville, Tennessee              -             -    1,029,717           -       -
        Hendersonville, Tennessee          -             -      782,282           -       -
        Lawrence, Kansas                   -             -    1,022,607           -       -
        Murfreesboro, Tennessee            -             -      976,699           -       -
        Nashville, Tennessee               -             -      949,367           -       -

    Black-Eyed Pea Restaurants:
      Albuquerque, New Mexico              -             -      705,746           -       -
      Albuquerque, New Mexico              -             -      704,757           -       -
      Bedford, Texas                       -             -      655,028           -       -
      Dallas, Texas                        -             -      655,011           -       -
      Dallas, Texas                        -             -      698,827           -       -
      Forestville, Maryland                -             -      681,034           -       -
      Fort Worth, Texas                    -             -      655,014           -       -
      Hillsboro, Texas                     -             -            -     849,816       -
      Houston, Texas                       -             -      685,977           -       -
      Mesa, Arizona                        -             -      906,740           -       -
      Oklahoma City, Oklahoma              -             -      651,523           -       -
      Phoenix, Arizona                     -             -      677,681           -       -
      Phoenix, Arizona                     -             -      677,805           -       -
      Phoenix, Arizona                     -             -      682,141           -       -
      Scottsdale, Arizona                  -             -            -     823,188       -
      Tucson, Arizona                      -             -      678,333           -       -
      Waco, Texas                          -             -      699,815           -       -
      Wichita, Kansas                      -             -      698,827           -       -

    Darryl's Restaurants:
      Evansville, Indiana                  -             -      974,401           -       -
      Knoxville, Tennessee                 -             -      709,047           -       -
      Louisville, Kentucky                 -             -      915,201           -       -
      Mobile, Alabama                      -             -    1,009,042           -       -
      Montgomery, Alabama                  -             -      952,382           -       -
      Nashville, Tennessee                 -             -      736,400           -       -
      Pensacola, Florida                   -             -      725,709           -       -
      Richmond, Virginia                   -             -      775,617           -       -
      Richmond, Virginia                   -             -      650,175           -       -
      Winston-Salem, North Carolina        -             -      812,752           -       -

    Denny's Restaurants:
      McKinney, Texas                      -             -            -     655,052       -
      Tampa, Florida                       -             -            -     715,957       -


                                                                                                                    Life
                                           Gross Amount at Which Carried                                          on Which
                                              at Close of Period (b)                                            Depreciation
                                        -----------------------------------                                      in Latest
                                                    Buildings                                Date                  Income
                                                      and                    Accumulated    of Con-     Date    Statement is
                                         Land     Improvements      Total    Depreciation  struction  Acquired    Computed
                                       --------  --------------  ----------  ------------  ---------  --------  ------------
Properties the Company
  has Invested in Under
  Direct Financing Leases:

    Applebee's Restaurants:
      Montclair, California                 (g)             (g)         (g)          (h)      1997      08/96        (h)
      Salinas, California                   (g)             (g)         (g)          (h)      1997      09/96        (h)

    Barb Wires Steakhouse and
      Saloon Restaurants:
        Cookeville, Tennessee               (g)             (g)         (g)          (h)      1994      08/97        (h)
        Hendersonville, Tennessee           (j)             (g)         (g)          (h)      1974      08/97        (h)
        Lawrence, Kansas                    (g)             (g)         (g)          (h)      1994      08/97        (h)
        Murfreesboro, Tennessee             (g)             (g)         (g)          (h)      1995      08/97        (h)
        Nashville, Tennessee                (g)             (g)         (g)          (h)      1978      08/97        (h)

    Black-Eyed Pea Restaurants:
      Albuquerque, New Mexico               (j)             (g)         (g)          (h)      1993      10/97        (h)
      Albuquerque, New Mexico               (j)             (g)         (g)          (h)      1993      10/97        (h)
      Bedford, Texas                        (j)             (g)         (g)          (h)      1993      03/97        (h)
      Dallas, Texas                         (j)             (g)         (g)          (h)      1996      03/97        (h)
      Dallas, Texas                         (j)             (g)         (g)          (h)      1991      10/97        (h)
      Forestville, Maryland                 (j)             (g)         (g)          (h)      1989      10/97        (h)
      Fort Worth, Texas                     (j)             (g)         (g)          (h)      1991      03/97        (h)
      Hillsboro, Texas                      (g)             (g)         (g)          (h)      1996      06/96        (h)
      Houston, Texas                        (j)             (g)         (g)          (h)      1990      10/97        (h)
      Mesa, Arizona                         (g)             (g)         (g)          (h)      1994      09/97        (h)
      Oklahoma City, Oklahoma               (j)             (g)         (g)          (h)      1992      03/97        (h)
      Phoenix, Arizona                      (j)             (g)         (g)          (h)      1991      09/97        (h)
      Phoenix, Arizona                      (j)             (g)         (g)          (h)      1993      09/97        (h)
      Phoenix, Arizona                      (j)             (g)         (g)          (h)      1994      09/97        (h)
      Scottsdale, Arizona                   (j)             (g)         (g)          (h)      1997      04/97        (h)
      Tucson, Arizona                       (j)             (g)         (g)          (h)      1995      09/97        (h)
      Waco, Texas                           (j)             (g)         (g)          (h)      1991      10/97        (h)
      Wichita, Kansas                       (j)             (g)         (g)          (h)      1992      10/97        (h)

    Darryl's Restaurants:
      Evansville, Indiana                   (g)             (g)         (g)          (h)      1983      06/97        (h)
      Knoxville, Tennessee                  (g)             (g)         (g)          (h)      1983      06/97        (h)
      Louisville, Kentucky                  (g)             (g)         (g)          (h)      1983      06/97        (h)
      Mobile, Alabama                       (g)             (g)         (g)          (h)      1983      06/97        (h)
      Montgomery, Alabama                   (g)             (g)         (g)          (h)      1984      06/97        (h)
      Nashville, Tennessee                  (g)             (g)         (g)          (h)      1981      06/97        (h)
      Pensacola, Florida                    (g)             (g)         (g)          (h)      1983      06/97        (h)
      Richmond, Virginia                    (g)             (g)         (g)          (h)      1982      06/97        (h)
      Richmond, Virginia                    (g)             (g)         (g)          (h)      1982      06/97        (h)
      Winston-Salem, North Carolina         (g)             (g)         (g)          (h)      1978      06/97        (h)

    Denny's Restaurants:
      McKinney, Texas                       (g)             (g)         (g)          (h)      1996      06/96        (h)
      Tampa, Florida                        (g)             (g)         (g)          (h)      1997      02/97        (h)

                CNL AMERICAN PROPERTIES FUND, INC. AND SUBSIDIARY

      -------------------------------------------------------------------

                               December 31, 1997

                                                                                                                         Life
                                                                                                                          on
                                                                              Gross Amount at                            Which
                                                                              Which Carried at                           Deprec-
                                                           Costs Capitalized  Close of Period (b)                        iation
                                                              Subsequent      --------------------                         in
                                         Initial Cost       To Acquisition                         Accum  Date           Latest
                                    --------------------- -------------------      Buildings       ulated  of            Income
                                              Buildings                              and           Depre  Con-            State-
                            Encum-               and       Improve-  Carrying      Improve-        ciat-  struc  Date    ment is
                            brances   Land   Improvements   ments      Costs  Land  ments    Total  ion   tion  Acquired Computed
                            ------- -------- ------------ ---------- -------- ---- --------- ----- ------ ----  -------- --------

Golden Corral Family
 Steakhouse Restaurants:
  Brooklyn, Ohio                 -        -     1,044,311         -        -   (j)     (g)     (g)    (h) 1995    08/96     (h)
  Columbia, Tennessee            -        -            -     939,712       -   (g)     (g)     (g)    (h) 1996    12/96     (h)
  Eastlake, Ohio                 -   256,332    1,473,307         -        -   (g)     (g)     (g)    (i) 1996    12/96     (i)
  Hopkinsville, Kentucky         -        -            -     869,221       -   (g)     (g)     (g)    (h) 1996    02/97     (h)

International House of
 Pancakes Restaurants:
  Elk Grove, California          -        -     1,039,584         -        -   (g)     (g)     (g)    (h) 1997    08/97     (h)
  Loveland, Colorado             -        -       963,597         -        -   (g)     (g)     (g)    (h) 1997    08/97     (h)
  Victoria, Texas                -        -       814,015         -        -   (g)     (g)     (g)    (h) 1997    08/97     (h)

Kentucky Fried Chicken
 Restaurant:
  Putnam, Connecticut            -        -       530,846         -        -   (g)     (g)     (g)    (h) 1997    07/97     (h)

Popeye's Chicken Restaurant:
 Starke, Florida                 -   208,910           -     427,067       -   (g)     (g)     (g)    (i) 1997    05/97     (i)

Ruby Tuesday's Restaurant:
 London, Kentucky                -        -            -     845,249       -   (g)     (g)     (g)    (h) 1997    08/97     (h)

Shoney's Restaurant:
 Guadalupe, Arizona              -        -            -     919,322       -   (g)     (g)     (g)    (h) 1997    04/97     (h)

Wendy's Old Fashioned
 Hamburgers Restaurants:
  San Diego, California          -        -            -     590,058       -   (j)     (g)     (g)    (h) 1996    10/96     (h)
  Sevierville, Tennessee         -        -            -     531,726       -   (j)     (g)     (g)    (h) 1996    06/96     (h)
                            ------- -------- ------------ ---------- -------- ---- --------- ----- ------ ----  -------- --------
                                    $465,242  $30,001,317 $9,850,526 $     -
                                    ======== ============ ========== ========

               CNL AMERICAN PROPERTIES FUND, INC. AND SUBSIDIARY

        NOTES TO SCHEDULE III - REAL ESTATE AND ACCUMULATED DEPRECIATION
        ----------------------------------------------------------------

                               December 31, 1997


(a) Transactions in real estate and accumulated depreciation during 1997, 1996 and 1995 are summarized as follows:

                                                              Accumulated
                                                Cost (b)      Depreciation
                                             -------------    ------------
Properties the Company
  has Invested in Under
  Operating Leases:

    Balance, December 31, 1994                $         -      $       -
    Acquisitions (l)                            19,824,044             -
    Depreciation expense (e)                            -        100,318
                                              ------------     ----------

    Balance, December 31, 1995                  19,824,044        100,318
    Acquisitions (l)                            41,030,498             -
    Depreciation expense (e)                            -         511,078
                                              ------------     ----------

    Balance, December 31, 1996                  60,854,542        611,396
    Acquisitions (1)                           146,879,309             -
    Depreciation expense (e)                            -       1,784,269
                                              ------------     ----------

    Balance, December 31, 1997                $207,733,851     $2,395,665
                                              ============     ==========

(b) As of December 31, 1997, 1996 and 1995, the aggregate cost of the Properties owned by the Company and its subsidiary for federal income tax purposes was $248,050,936, $73,144,286 and $21,199,004, respectively. All of the leases are treated as operating leases for federal income tax purposes.

(c) Property was not placed in service as of December 31, 1997; therefore, no depreciation was taken.

(d)  Scheduled for completion in 1998.

(e) Depreciation expense is computed for buildings and improvements based upon estimated lives of 30 years.

(f) The building portion of this Property is owned by the tenant; therefore, depreciation is not applicable.

(g) For financial reporting purposes, certain components of the lease relating to land and/or building have been recorded as a direct financing lease. Accordingly, costs relating to these components of this lease are not shown.

(h) For financial reporting purposes, the portion of this lease relating to the building has been recorded as direct financing lease. The cost of the building has been included in net investment in direct financing leases; therefore, depreciation is not applicable.

(i) For financial reporting purposes, the lease for the land and building has been recorded as direct financing lease. The cost of the land and building has been included in net investment in direct financing leases; therefore, depreciation is not applicable.

               CNL AMERICAN PROPERTIES FUND, INC. AND SUBSIDIARY

              NOTES TO SCHEDULE III - REAL ESTATE AND ACCUMULATED
              ---------------------------------------------------
                           DEPRECIATION - CONTINUED
                           ------------------------

                               December 31, 1997


(j) The Company owns the building only relating to this Property. This Property is subject to a ground lease between the tenant and an unaffiliated third party. In connection therewith, the Company entered into either a tri-party agreement with the tenant and the owner of the land or an assignment of interest in the ground lease with the landlord of the land. The tri-party agreement or assignment of interest each provide that the tenant is responsible for all obligations under the ground lease and provide certain rights to the Company to help protect its interest in the building in the event of a default by the tenant under the terms of the ground lease.

(k) The restaurant on the property in Franklin, Tennessee, was converted from a Kenny Rogers' Roasters restaurant to a Boston Market restaurant in 1996.

(l)  During the years ended December 31, 1997, 1996 and 1995, the Company
     (i) incurred acquisition fees totalling $10,011,715, $4,535,685 and $1,730,437, respectively, paid to the Advisor, (ii) purchased land and buildings from affiliates of the Company for an aggregate cost of approximately $5,450,000, $2,610,000 and $6,621,000, respectively, and
     (iii) paid development/construction management fees to affiliates of the Company totalling $369,570 and $159,350 during the years ended December 31, 1997 and 1996, respectively. No development/construction management fees were paid to affiliates during the year ended December 31, 1995. Such amounts are included in land and buildings on operating leases, net investment in direct financing leases and other assets at December 31, 1997, 1996 and 1995.

               CNL AMERICAN PROPERTIES FUND, INC. AND SUBSIDIARY

                  SCHEDULE IV - MORTGAGE LOANS ON REAL ESTATE
                  -------------------------------------------

                               December 31, 1997


                                                                                                         Principal
                                                                                                          Amount
                                                                                                         of Loans
                                                                                                        Subject to
                                                 Final      Periodic             Face       Carrying    Delinquent
                                  Interest     Maturity      Payment   Prior   Amount of    Amount of    Principal
            Description             Rate         Date         Terms    Liens   Mortgages    Mortgages   or Interest
--------------------------------  ---------  -------------  ---------  -----  -----------  -----------  -----------
Castle Hill Holdings V, L.L.C.
First Mortgages                     10.75%   January, 2016      (1)    $  -    $8,475,000   $8,700,023  $     -
  Pizza Hut Restaurants:
    Adrian, MI
    Bedford, OH
    Bowling Green, OH
    Cleveland, OH
    Cleveland, OH
    Cleveland, OH
    Defiance, OH
    East Cleveland, OH
    Euclid, OH
    Fairview Park, OH
    Lambertville, MI
    Mayfield Heights, OH
    Middleburg Heights, OH
    Monroe, MI
    North Olmstead, OH
    Norwalk, OH
    Sandusky, OH
    Seven Hills, OH
    Strongsville, OH
    Toledo, OH
    Toledo, OH
    Toledo, OH
    Toledo, OH

Castle Hill Holdings VI, L.L.C.
First Mortgages                     10.75%   June,    2016      (1)       -     3,888,000    4,030,612        -
  Pizza Hut Restaurants:
    Beaver, WV
    Beckley, WV
    Belle, WV
    Bluefield, WV
    Cross Lanes, WV
    Huntington, WV
    Hurricane, WV
    Marietta, OH
    Milton, WV
    Ronceverte, WV

Castle Hill Holdings VII, L.L.C.
First Mortgages                     10.75%  January, 2017      (1)        -       484,000      503,900        -
  Pizza Hut Restaurants:
    Bowling Green, OH
    Toledo, OH

Castle Hill Holdings VII
(Phase II), L.L.C.
First Mortgages                     10.50%  April,   2017      (2)        -     4,200,000    4,387,475        -
  Pizza Hut Restaurants:
    Bolivar, OH
    Carrollton, OH
    Dover, OH
    Millersburg, OH
    New Philadelphia, OH
    New Philadelphia, OH
    Steubenville, OH
    Uhrichsville, OH
    Weirton, WV
    Wellsburg, WV
    Wintersville, OH
                                                                       -----  -----------  -----------    -----------
    Total                                                              $  -   $17,047,000  $17,622,010(4) $   -
                                                                       =====  ===========  ===========    ===========

               CNL AMERICAN PROPERTIES FUND, INC. AND SUBSIDIARY

              SCHEDULE IV - NOTES TO MORTGAGE LOANS ON REAL ESTATE
              ----------------------------------------------------

                               December 31, 1997



(1) Equal monthly payments of principal and interest at an annual rate of 10.75%.

(2) Equal monthly payments of principal and interest at an annual rate of 10.50%.

(3)  The tax carrying value of the notes is $17,622,010.

(4)  The changes in the carrying amounts are summarized as follows:


                                           1997          1996         1995
                                       ------------  ------------  ---------

     Balance at beginning of period    $13,389,607   $         -   $       -

     New mortgage loans                  4,200,000    12,847,000           -

     Accrued interest                       83,601        35,286           -

     Collection of principal              (250,732)     (133,850)          -

     Deferred financing income             (39,180)      (46,268)          -

     Unamortized loan costs                238,714       687,439           -
                                       -----------   -----------   ---------

     Balance at end of period          $17,622,010   $13,389,607   $       -
                                       ===========   ===========   =========

                       Report of Independent Accountants

To the Partners
CNL Income Fund, Ltd.

In connection with our audits of the financial statements of CNL Income Fund, Ltd. (A Florida Limited Partnership) as of December 31, 1997 and 1996, and for each of the three years in the period ended December 31, 1997, which financial statements are included in the Prospectus, we have also audited the financial statement schedules listed in Item 99.1 herein.

In our opinion, these financial statement schedules, when considered in relation to the basic financial statements, taken as a whole, present fairly, in all material respects, the information required to be included therein.

/s/ COOPERS & LYBRAND L.L.P.

Orlando, Florida
February 1, 1998

                             CNL INCOME FUND, LTD.
                        (A Florida Limited Partnership)

                SCHEDULE II - VALUATION AND QUALIFYING ACCOUNTS
                -----------------------------------------------

                 Years Ended December 31, 1997, 1996 and 1995

                                                      Additions                    Deductions
                                             --------------------------     ------------------------
                                                                                           Collected
                                                                                           or Deter-
                            Balance at       Charged to      Charged to      Deemed         mined to       Balance
                             Beginning       Costs and         Other        Uncollec-       be Col-         at End
Year     Description          of Year         Expenses       Accounts         tible         lectible       of Year
------   -----------        ----------       ----------      ----------     ---------      ---------       -------
1995     Allowance for
           doubtful
          accounts (a)      $   99,744       $      -        $22,392(b)     $     -        $       -       $122,136
                            ==========       ========        =======        =======        =========       ========


1996     Allowance for
          doubtful
         accounts (a)       $  122,136       $      -        $ 1,413(b)     $32,166(c)     $  89,970       $  1,413
                            ==========       ========        =======        =======        =========       ========


1997     Allowance for
          doubtful
         accounts (a)       $    1,413       $    685        $ 1,582(b)     $   588(c)     $       -       $  3,092
                            ==========       ========        =======        =======        =========       ========

     (a)  Deducted from receivables on the balance sheet.

     (b)  Reduction of rental and other income.

     (c)  Amounts written off as uncollectible.

                             CNL INCOME FUND, LTD.
                        (A Florida Limited Partnership)

            SCHEDULE III - REAL ESTATE AND ACCUMULATED DEPRECIATION
            -------------------------------------------------------

                               December 31, 1997



                                                                                                Costs Capitalized
                                                                  Initial Cost                      Subsequent
                                                                  To Partnership                  To Acquisition
                                                           ----------------------------       ----------------------
                                                                            Buildings
                                             Encum-                            and            Improve-     Carrying
                                             brances         Land          Improvements        ments        Costs        Land
                                           ------------    ----------      ------------       --------    ---------- -----------
Properties the Partnership has
  Invested in:

    Golden Corral Family
      Steakhouse Restaurants:
        Virginia Beach, Virginia           $        -      $  340,125        $  580,432      $      -             -   $  340,125
        Kent Island, Maryland                       -         140,703           637,826             -             -      140,703
        Salisbury, Maryland                         -         263,217           532,213             -             -      263,217
        Jasper, Alabama (d)                         -         220,665           473,818             -             -      220,665
        Eunice, Louisiana                           -         186,009           477,947             -             -      186,009

    Ground Round Restaurant:
      Camp Hill, Pennsylvania                       -         331,962           531,174             -             -      331,962

    Pizza Hut Restaurant:
      Bowie, Texas                                  -          29,683           106,042        10,897             -       29,683

    Popeyes Famous Fried
      Chicken Restaurants:
        Kissimmee, Florida                          -         239,934           266,628             -             -      239,934
        Merritt Island, Florida                     -         248,564           303,406             -             -      248,564

    Wendy's Old Fashioned
      Hamburger Restaurants:
        Mesa, Arizona                               -         440,339           328,579             -             -      440,339
        Oklahoma City, Oklahoma                     -         278,878           393,423        20,000             -      278,878
        Stockbridge, Georgia                        -         282,482           363,008             -             -      282,482
        Mesquite, Texas                             -         443,956           456,983             -             -      443,956
        Payson, Arizona                             -         391,076           427,218             -             -      391,076

    Other:
      Angleton, Texas                               -         162,107           447,512         1,572             -      162,107
                                           ----------      ----------        ----------      --------     ----------  ----------

                                           $        -      $3,999,700        $6,326,209      $ 32,469             -   $3,999,700
                                           ==========      ==========        ==========      ========     ==========  ==========

                                           Gross Amount at Which Carried                                          Life on Which
                                              at Close of Period (c)                                              Depreciation
                                            --------------------------                                              in Latest
                                             Buildings                                       Date                    Income
                                               and                          Accumulated     of Con-      Date     Statement is
                                          Improvements          Total       Depreciation   struction   Acquired     Computed
                                        -----------------     ----------    ------------   ---------   --------    ------------
Properties the Partnership has
  Invested in:

    Golden Corral Family
      Steakhouse Restaurants:
        Virginia Beach, Virginia           $  580,432        $   920,557     $  217,662       1986        10/86          (b)
        Kent Island, Maryland                 637,826            778,529        235,641       1986        12/86          (b)
        Salisbury, Maryland                   532,213            795,430        198,102       1986        12/86          (b)
        Jasper, Alabama (d)                   473,818            694,483        175,049       1986        12/86          (b)
        Eunice, Louisiana                     477,947            663,956        175,247       1987        01/87          (b)

    Ground Round Restaurant:
      Camp Hill, Pennsylvania                 531,174            863,136          3,522       1983        10/97          (b)

    Pizza Hut Restaurant:
      Bowie, Texas                            116,939            146,622         39,132       1976        12/87          (b)

    Popeyes Famous Fried
      Chicken Restaurants:
        Kissimmee, Florida                    266,628            506,562         98,504       1981        12/86          (b)
        Merritt Island, Florida               303,406            551,970        112,092       1983        12/86          (b)

    Wendy's Old Fashioned
      Hamburger Restaurants:
        Mesa, Arizona                         328,579            768,918        125,042       1986        08/86          (b)
        Oklahoma City, Oklahoma               413,423            692,301        154,511       1986        08/86          (b)
        Stockbridge, Georgia                  363,008            645,490        138,145       1986        08/86          (b)
        Mesquite, Texas                       456,983            900,939        172,638       1986        09/86          (b)
        Payson, Arizona                       427,218            818,294        157,833       1986        12/86          (b)

    Other:
      Angleton, Texas                         449,084            611,191        169,793       1986        09/86          (b)
                                           ----------        -----------     ----------

                                           $6,358,678        $10,358,378     $2,172,913
                                           ==========        ===========     ==========

                             CNL INCOME FUND, LTD.
                        (A Florida Limited Partnership)

      SCHEDULE III - REAL ESTATE AND ACCUMULATED DEPRECIATION - CONTINUED
      -------------------------------------------------------------------


                               December 31, 1997


                                                                                                        Costs Capitalized
                                                                        Initial Cost                       Subsequent
                                                                        To Partnership                   To Acquisition
                                                                ------------------------------       ---------------------
                                                                                   Buildings
                                                   Encum-                             and             Improve-    Carrying
                                                   brances         Land           Improvements         ments       Costs
                                                   --------     ---------         ------------       --------     --------
Properties of Joint Ventures
  in Which the Partnership
  has a 50% Interest:

    Burger King Restaurant:
      Orlando, Florida                                  -       $    291,159           $  695,033       $      -  $      -

    Pizza Hut Restaurant:
      Orlando, Florida                                  -            206,575              234,064              -         -
                                                                ------------           ----------       --------  --------

                                                        -       $    497,734           $  929,097       $      -  $      -
                                                                ============           ==========       ========  ========

Property in Which the Partnership
  has a 12.17% Interest as
  Tenants-in-Common and has
  Invested in Under an Operating
  Lease:

    Chevy's Fresh Mex Restaurant:
        Vancouver, Washington                   $       -       $    875,659           $1,389,366       $      -  $      -
                                                =========       ============           ==========       ========  ========

                                                                                                                         Life
                                          Gross Amount at Which Carried                                                 on Which
                                             at Close of Period (c)                                                   Depreciation
                                       ---------------------------------------                                          in Latest
                                                       Buildings                                 Date                    Income
                                                          and                    Accumulated    of Con-     Date      Statement is
                                           Land       Improvements     Total     Depreciation  struction   Acquired     Computed
                                       -----------  --------------  ----------   ------------  ---------   --------   ------------
Properties of Joint Ventures
  in Which the Partnership
  has a 50% Interest:

    Burger King Restaurant:
      Orlando, Florida                    $291,159    $  695,033    $   986,192  $   262,580       1986       11/86        (b)

    Pizza Hut Restaurant:
      Orlando, Florida                    $206,575       234,064        440,639       90,375       1986       06/86        (b)
                                          --------    ----------    -----------   ----------

                                          $497,734    $  929,097    $ 1,426,831   $  352,955
                                          ========    ==========    ===========   ==========

Property in Which the Partnership
  has a 12.17% Interest as
  Tenants-in-Common and has
  Invested in Under an Operating
  Lease:

    Chevy's Fresh Mex Restaurant:
        Vancouver, Washington             $875,659    $1,389,366    $ 2,265,025   $      127       1994       12/97        (b)
                                          ========    ==========    ===========   ==========

                             CNL INCOME FUND, LTD.
                        (A Florida Limited Partnership)

       NOTES TO SCHEDULE III - REAL ESTATE AND ACCUMULATED DEPRECIATION
       ----------------------------------------------------------------

                               December 31, 1997



(a) Transactions in real estate and accumulated depreciation during 1997, 1996 and 1995, are summarized as follows:

                                                                Accumulated
                                                      Cost      Depreciation
                                                  ------------  -------------
   Properties the Partnership
    has Invested in:

       Balance, December 31, 1994                 $10,199,928     $1,693,371
       Depreciation expense                                 -        207,697
                                                  -----------     ----------

       Balance, December 31, 1995                  10,199,928      1,901,068
       Depreciation expense                                 -        207,706
                                                  -----------     ----------

       Balance, December 31, 1996                  10,199,928      2,108,774
       Dispositions                                  (704,687)      (142,168)

       Acquisition                                    863,137              -
       Depreciation expense                                 -        206,307
                                                  -----------     ----------

       Balance, December 31, 1997                 $10,358,378     $2,172,913
                                                  ===========     ==========

   Properties of Joint Ventures
    in Which the Partnership
    has a 50% Interest:

       Balance, December 31, 1994                 $ 2,216,871     $  378,357
       Depreciation expense                                 -         44,224
                                                  -----------     ----------

       Balance, December 31, 1995                   2,216,871        422,581
       Depreciation expense                                 -         44,225
                                                  -----------     ----------

       Balance, December 31, 1996                   2,216,871        466,806
       Dispositions                                  (790,040)      (153,154)
       Depreciation expense                                 -         39,303
                                                  -----------     ----------

       Balance, December 31, 1997                 $ 1,426,831     $  352,955
                                                  ===========     ==========


   Property in Which the
    Partnership has a 12.17%
    Interest as Tenants-in-
    Common and has Invested in
    Under an Operating Lease:

       Balance, December 31, 1996                 $         -     $        -
       Acquisitions                                 2,265,025              -
       Depreciation expense                                 -            127
                                                  -----------     ----------

       Balance, December 31, 1997                 $ 2,265,025     $      127
                                                  ===========     ==========

                             CNL INCOME FUND, LTD.
                        (A Florida Limited Partnership)

       NOTES TO SCHEDULE III - REAL ESTATE AND ACCUMULATED DEPRECIATION
       ----------------------------------------------------------------

                               December 31, 1997



(b) Depreciation expense is computed for buildings and improvements based upon estimated lives of 30 years.

(c) As of December 31, 1997, the aggregate cost of the Properties owned by the Partnership and joint ventures for federal income tax purposes was $10,041,912 and $2,816,198, respectively. All of the leases are treated as operating leases for federal income tax purposes.

(d) The tenant of this Property, Golden Corral Corporation, has subleased this Property to a local, independent restaurant. Golden Corral Corporation continues to be responsible for complying with all the terms of the lease agreement and is continuing to pay rent on this Property to the Partnership.

                       Report of Independent Accountants

To the Partners
CNL Income Fund II, Ltd.

In connection with our audits of the financial statements of CNL Income Fund II, Ltd. (A Florida Limited Partnership) as of December 31, 1997 and 1996, and for each of the three years in the period ended December 31, 1997, which financial statements are included in the Prospectus, we have also audited the financial statement schedules listed in Item 99.1 herein.

In our opinion, these financial statement schedules, when considered in relation to the basic financial statements, taken as a whole, present fairly, in all material respects, the information required to be included therein.

/s/ COOPERS & LYBRAND L.L.P.

Orlando, Florida
February 2, 1998

                            CNL INCOME FUND II, LTD.
                        (A Florida Limited Partnership)

                SCHEDULE II - VALUATION AND QUALIFYING ACCOUNTS
                -----------------------------------------------

                  Years Ended December 31, 1997, 1996 and 1995



                                                Additions                  Deductions
                                        -----------------------     ------------------------
                                                                                   Collected
                                                                                   or Deter-
                          Balance at    Charged to   Charged to      Deemed        mined to      Balance
                          Beginning     Costs and      Other        Uncollec-       be Col-      at End
Year    Description        of Year       Expenses     Accounts        tible        lectible      of Year
------  -----------       ----------    ----------   ----------     ---------      ---------     --------
1995    Allowance for
        doubtful
        accounts (a)      $   98,362    $        -   $   44,840(b)  $  12,391(c)   $   30,000    $100,811
                          ==========    ==========   ==========     =========      ==========    ========

1996    Allowance for
        doubtful
        accounts (a)      $  100,811    $        -   $   64,323(b)  $  17,832(c)   $   21,266    $126,036
                          ==========    ==========   ==========     =========      ==========    ========

1997    Allowance for
        doubtful
        accounts (a)      $  126,036    $        -   $    5,677(b)  $  30,062(c)   $   18,397    $ 83,254
                          ==========    ==========   ==========     =========      ==========    ========

     (a)  Deducted from receivables on the balance sheet.

     (b)  Reduction of rental and other income.

     (c)  Amounts written off as uncollectible.

                            CNL INCOME FUND II, LTD.
                        (A Florida Limited Partnership)

            SCHEDULE III - REAL ESTATE AND ACCUMULATED DEPRECIATION
            -------------------------------------------------------

                               December 31, 1997


                                                                                  Costs Capitalized
                                                                                     Subsequent
                                                          Initial Cost              To Acquisition
                                                      -----------------------     ------------------
                                                                  Buildings
                                          Encum-                     and          Improve-  Carrying
                                          brances       Land     Improvements      ments     Costs
                                          -------     ---------  ------------     --------  --------
Properties the Partnership has
  Invested in:

    Burger King Restaurant:
      San Antonio, Texas                  $     -      $373,095      $384,458     $      -  $      -

    Checkers Drive-In Restaurants:
      Fayetteville, Georgia                     -       338,735             -            -         -
      Atlanta, Georgia                          -       317,128             -            -         -

    Denny's Restaurants:
      Casper, Wyoming                           -       184,285       415,181            -         -
      Rock Springs, Wyoming                     -       217,448       488,991            -         -

    Golden Corral Family
      Steakhouse Restaurants:
        Tomball, Texas                          -       311,019       529,759       22,330         -
        Pineville, Louisiana (e)                -       187,961       503,435            -         -
        Hueytown, Alabama                       -       258,084       513,853            -         -
        Nederland, Texas                        -       327,473       520,701            -         -
        Columbia, Missouri                      -       384,911       163,164            -         -

    Jack in the Box Restaurant:
      Lubbock, Texas                            -       229,198       408,702            -         -

    KFC Restaurants:
      Jacksonville, Florida                     -       198,735       266,200            -         -
      Eagan, Minnesota                          -       202,084       370,247       31,976         -
      Bay City, Texas                           -       162,783             -      305,154         -

    Lonestar Steakhouse & Saloon
      Restaurant:
        Sterling Heights, Michigan (f)          -       430,281             -      648,736         -

    Pizza Hut Restaurants:
      Clayton, New Mexico                       -        54,093       200,141            -         -
      Santa Rosa, New Mexico                    -        75,963       168,204            -         -
      Childress, Texas                          -        71,512       145,191            -         -
      Coleman, Texas                            -        70,208       141,004            -         -

    Ponderosa Steakhouse Restaurant:
        Scottsburg, Indiana                     -       208,781             -      518,884         -

    Popeyes Famous Fried
      Chicken Restaurants:
        Altamonte Springs, Florida              -       197,959       255,965            -         -
        Ocala, Florida                          -       184,512       274,991            -         -
        Sanford, Florida                        -       237,243       359,865            -         -
        Apopka, Florida                         -       155,041             -      417,209         -


                                                                                    Life
                                         Gross Amount at Which Carried                                               on Which
                                            at Close of Period (c)                                                 Depreciation
                                    -----------------------------------------                                        in Latest
                                                    Buildings                                  Date                   Income
                                                       and                      Accumulated    of Con-    Date     Statement is
                                       Land        Improvements       Total     Depreciation  struction  Acquired     Computed
                                    ----------  -----------------   ---------   ------------  ---------  --------   ------------
Properties the Partnership has
  Invested in:

    Burger King Restaurant:
      San Antonio, Texas            $  373,095  $         384,458   $  757,553  $    134,560       1987     07/87            (b)

    Checkers Drive-In Restaurants:
      Fayetteville, Georgia            338,735                  -      338,735           (d)          -     12/94            (d)
      Atlanta, Georgia                 317,128                  -      317,128           (d)          -     12/94            (d)

    Denny's Restaurants:
      Casper, Wyoming                  184,285            415,181      599,466       143,007       1983     09/87            (b)
      Rock Springs, Wyoming            217,448            488,991      706,439       168,430       1983     09/87            (b)

    Golden Corral Family
      Steakhouse Restaurants:
        Tomball, Texas                 311,019            552,089      863,108       195,085       1987     05/87            (b)
        Pineville, Louisiana (e)       187,961            503,435      691,396       177,601       1987     06/87            (b)
        Hueytown, Alabama              258,084            513,853      771,937       181,276       1987     06/87            (b)
        Nederland, Texas               327,473            520,701      848,174       180,799       1987     08/87            (b)
        Columbia, Missouri             384,911            163,164      548,075        55,294       1987     11/87            (b)

    Jack in the Box Restaurant:
      Lubbock, Texas                   229,198            408,702      637,900        60,391       1993     07/93            (b)

    KFC Restaurants:
      Jacksonville, Florida            198,735            266,200      464,935        91,691       1983     09/87            (b)
      Eagan, Minnesota                 202,084            402,223      604,307       137,426       1987     10/87            (b)
      Bay City, Texas                  162,783            305,154      467,937       102,565       1987     12/87            (b)

    Lonestar Steakhouse & Saloon
      Restaurant:
        Sterling Heights, Michigan (f) 430,281            648,736    1,079,017       212,641       1988     08/87            (b)

    Pizza Hut Restaurants:
      Clayton, New Mexico               54,093            200,141      254,234        69,493       1986     08/87            (b)
      Santa Rosa, New Mexico            75,963            168,204      244,167        58,404       1986     08/87            (b)
      Childress, Texas                  71,512            145,191      216,703        50,414       1974     08/87            (b)
      Coleman, Texas                    70,208            141,004      211,212        47,393       1977     12/87            (b)

    Ponderosa Steakhouse Restaurant:
        Scottsburg, Indiana            208,781            518,884      727,665       170,079       1988     10/87            (b)

    Popeyes Famous Fried
      Chicken Restaurants:
        Altamonte Springs, Florida     197,959            255,965      453,924        93,143       1987     02/87            (b)
        Ocala, Florida                 184,512            274,991      459,503       100,066       1987     02/87            (b)
        Sanford, Florida               237,243            359,865      597,108       126,952       1987     06/87            (b)
        Apopka, Florida                155,041            417,209      572,250       138,490       1988     09/87            (b)

                            CNL INCOME FUND II, LTD.
                        (A Florida Limited Partnership)

      SCHEDULE III - REAL ESTATE AND ACCUMULATED DEPRECIATION - CONTINUED
      -------------------------------------------------------------------

                               December 31, 1997

                                                                             Costs Capitalized
                                                                                 Subsequent
                                                      Initial Cost             To Acquisition
                                                ------------------------    --------------------
                                                             Buildings
                                     Encum-                     and          Improve-   Carrying
                                     brances       Land     Improvements      ments      Costs
                                     -------    ----------  ------------    ----------  --------
    Wendy's Old Fashioned
      Hamburger Restaurants:
        Gainesville, Texas                 -       166,302       449,914             -         -
        Vail, Colorado                     -       782,609             -       550,346         -

    Other:
      Oxford, Alabama (g)                  -       152,567       355,990             -         -
      Littleton, Colorado (h)              -        42,873       310,832             -         -
      Lombard, Illinois (i)                -        85,517        96,207        40,633         -
                                                ----------  ------------    ----------  --------

                                                $6,608,400  $  7,322,995    $2,535,268  $      -
                                                ==========  ============    ==========  ========

Property of Joint Venture in
  Which the Partnership has a 50%
  Interest:
    Pizza Hut Restaurant:
      Orlando, Florida                     -    $  330,568  $    220,588    $        -  $      -
                                                ==========  ============    ==========  ========

Property of Joint Venture in
 Which the Partnership has a 49%
 Interest:
  Denny's Restaurant:
    Holland, Michigan                      -    $  295,987  $          -    $  780,451  $      -
                                                ==========  ============    ==========  ========

Property of Joint Venture in
 Which the Partnership has a 64%
 Interest:
  Darryl's Restaurant:
    Greensboro, North Carolina             -    $  261,013  $          -    $        -  $      -
                                                ==========  ============    ==========  ========

Property in Which the Partnership
 has a 33.87% Interest as
 Tenants-in-Common:
  Arby's Restaurant:
    Arvada, Colorado (m)             $     -    $  260,439  $    545,126    $        -  $      -
                                     =======    ==========  ============    ==========  ========

Property in Which the Partnership
 has a 57.77% Interest as
 Tenants-in-Common and has
 Invested in Under an Operating
 Lease:
  Boston Market Restaurant:
    Mesa, Arizona                    $     -    $  440,843  $    650,622    $        -  $      -
                                     =======    ==========  ============    ==========  ========


                                                                                                                       Life
                                                Gross Amount at Which Carried                                         on Which
                                                   at Close of Period (c)                                           Depreciation
                                                -----------------------------                                         in Latest
                                                    Buildings                                  Date                   Income
                                                       and                      Accumulated    of Con-    Date      Statement is
                                       Land        Improvements       Total     Depreciation  struction  Acquired     Computed
                                    ----------     ------------   -----------   ------------  ---------  --------   ------------
    Wendy's Old Fashioned
      Hamburger Restaurants:
        Gainesville, Texas             166,302          449,914       616,216        157,470      1986     07/87            (b)
        Vail, Colorado                 782,609          550,346     1,332,955        191,092      1987     08/87            (b)

    Other:
      Oxford, Alabama (g)              152,567          355,990       508,557        117,174      1987     02/88            (b)
      Littleton, Colorado (h)           42,873          310,832       353,705        106,201      1973     10/87            (b)
      Lombard, Illinois (i)             85,517          136,840       222,357         34,958      1973     10/87            (b)
                                    ----------     ------------   -----------   ------------

                                    $6,608,400     $  9,858,263   $16,466,663   $  3,302,095
                                    ==========     ============   ===========   ============

Property of Joint Venture in
  Which the Partnership has a 50%
  Interest:
    Pizza Hut Restaurant:
      Orlando, Florida              $  330,568     $    220,588   $   551,156   $     75,062      1987     10/87            (b)
                                    ==========     ============   ===========   ============

Property of Joint Venture in
 Which the Partnership has a 49%
 Interest:
  Denny's Restaurant:
    Holland, Michigan               $  295,987     $    780,451   $ 1,076,438   $    238,471      1988     10/87            (b)
                                    ==========     ============   ===========   ============

Property of Joint Venture in
 Which the Partnership has a 64%
 Interest:
  Darryl's Restaurant:
    Greensboro, North Carolina      $  261,013              (k)   $   261,013   $          -      1987     07/87            (j)
                                    ==========     ============   ===========   ============

Property in Which the Partnership
 has a 33.87% Interest as
 Tenants-in-Common:
  Arby's Restaurant:
    Arvada, Colorado (m)            $  260,439     $    545,126   $   805,565   $     59,541      1994     09/94            (b)
                                    ==========     ============   ===========   ============

Property in Which the Partnership
 has a 57.77% Interest as
 Tenants-in-Common and has
 Invested in Under an Operating
 Lease:
  Boston Market Restaurant:
    Mesa, Arizona                  $  440,843     $    650,622   $ 1,091,465   $      4,021      1997     10/97            (b)
                                   ==========     ============   ===========   ============

                            CNL INCOME FUND II, LTD.
                        (A Florida Limited Partnership)

      SCHEDULE III - REAL ESTATE AND ACCUMULATED DEPRECIATION - CONTINUED
      -------------------------------------------------------------------

                               December 31, 1997



                                                   Costs Capitalized
                                                       Subsequent
                                                     To Acquisition           Initial Cost
                                                -----------------------    ------------------
                                                            Buildings
                                     Encum-                    and         Improve-  Carrying
                                     brances      Land     Improvements     ments     Costs
                                     -------    ---------  ------------    --------  --------
Property in Which the Partnership
  has a 47% Interest as Tenants-
  in-Common and has Invested in
  Under an Operating Lease:
    Golden Corral Restaurant:
      Smithfield, North Carolina           -    $ 264,272  $  1,155,018    $      -  $      -
                                                =========  ============    ========  ========

Property in Which the Partnership
  has a 37.01% Interest as
  Tenants-in-Common and has
  Invested in Under an Operating
  Lease:
    Chevy's Fresh Mex Restaurant:
      Vancouver, Washington                -    $ 875,659  $  1,389,366    $      -  $      -
                                                =========  ============    ========  ========

Property of Joint Venture in
 Which the Partnership has a
 36% Interest as Tenants-in-
 Common and has Invested in
 Under a Direct Financing Lease:
  Darryl's Restaurant:
    Greensboro, North Carolina       $     -    $       -  $          -    $521,400  $      -
                                     =======    =========  ============    ========  ========

                                                                                                                          Life
                                                 Gross Amount at Which Carried                                          on Which
                                                    at Close of Period (c)                                            Depreciation
                                                 -----------------------------                                          in Latest
                                                     Buildings                                     Date                  Income
                                                        and                        Accumulated    of Con-    Date     Statement is
                                        Land        Improvements       Total       Depreciation  struction  Acquired     Computed
                                     ----------  -----------------   -----------   ------------  ---------  --------   ------------
Property in Which the Partnership
  has a 47% Interest as Tenants-
  in-Common and has Invested in
  Under an Operating Lease:
    Golden Corral Restaurant:
      Smithfield, North Carolina     $  264,272       $  1,155,018   $ 1,419,290    $       949       1996     12/97            (b)
                                     ==========       ============   ===========    ===========

Property in Which the Partnership
  has a 37.01% Interest as
  Tenants-in-Common and has
  Invested in Under an Operating
  Lease:
    Chevy's Fresh Mex Restaurant:
      Vancouver, Washington          $  875,659       $  1,389,366   $ 2,265,025    $       127       1994     12/97            (b)
                                     ==========       ============   ===========    ===========

Property of Joint Venture in
 Which the Partnership has a
 36% Interest as Tenants-in-
 Common and has Invested in
 Under a Direct Financing Lease:
  Darryl's Restaurant:
    Greensboro, North Carolina                -                (k)           (k)            (j)       1974     06/97            (j)

                            CNL INCOME FUND II, LTD.
                        (A Florida Limited Partnership)

        NOTES TO SCHEDULE III - REAL ESTATE AND ACCUMULATED DEPRECIATION
        ----------------------------------------------------------------

                               December 31, 1997



(a) Transactions in real estate and accumulated depreciation during 1997, 1996 and 1995, are summarized as follows:

                                                                Accumulated
                                                      Cost      Depreciation
                                                  ------------  -------------
        Properties the Partnership
         has Invested in:

           Balance, December 31, 1994             $20,578,419     $2,980,701
           Additional costs
             capitalized                                  828              -
           Depreciation expense                             -        417,614
                                                  -----------     ----------

           Balance, December 31, 1995              20,579,247      3,398,315
           Additional costs
             capitalized                               40,633              -
           Depreciation expense                             -        417,776
                                                  -----------     ----------

           Balance, December 31, 1996              20,619,880      3,816,091
           Dispositions                            (4,153,217)      (909,833)
           Depreciation expense                             -        395,837
                                                  -----------     ----------

           Balance, December 31, 1997             $16,466,663     $3,302,095
                                                  ===========     ==========


        Property of Joint Venture in
         Which the Partnership has a
         50% Interest:

           Balance, December 31, 1994             $   551,156     $   53,003
           Depreciation expense                             -          7,353
                                                  -----------     ----------

           Balance, December 31, 1995                 551,156         60,356
           Depreciation expense                             -          7,353
                                                  -----------     ----------

           Balance, December 31, 1996                 551,156         67,709
           Depreciation expense                             -          7,353
                                                  -----------     ----------

           Balance, December 31, 1997             $   551,156     $   75,062
                                                  ===========     ==========

        Property of Joint Venture in
         Which the Partnership has a
         49% Interest:

           Balance, December 31, 1994             $ 1,076,438     $  160,426
           Depreciation expense                             -         26,015
                                                  -----------     ----------

           Balance, December 31, 1995               1,076,438        186,441
           Depreciation expense                             -         26,015
                                                  -----------     ----------

           Balance, December 31, 1996               1,076,438        212,456
           Depreciation expense                             -         26,015
                                                  -----------     ----------

           Balance, December 31, 1997             $ 1,076,438     $  238,471
                                                  ===========     ==========

                            CNL INCOME FUND II, LTD.
                        (A Florida Limited Partnership)

              NOTES TO SCHEDULE III - REAL ESTATE AND ACCUMULATED
              ---------------------------------------------------
                            DEPRECIATION - CONTINUED
                            ------------------------

                               December 31, 1997

                                                                Accumulated
                                                    Cost (c)    Depreciation
                                                  ------------  -------------
        Property of Joint Venture in
          Which the Partnership has a
          64% Interest:

            Balance, December 31, 1994             $  721,893      $ 127,072
            Depreciation expense                            -         20,847
                                                   ----------      ---------

            Balance, December 31, 1995                721,893        147,919
            Depreciation expense                            -         20,846
                                                   ----------      ---------

            Balance, December 31, 1996                721,893        168,765
            Acquisition                               261,013              -
            Disposition                              (721,893)      (170,478)
            Depreciation expense                            -          1,713
                                                   ----------      ---------

            Balance, December 31, 1997             $  261,013      $       -
                                                   ==========      =========


        Property in Which the Partner-
          ship has a 33.87% Interest
          as Tenants-in-Common:

            Balance, December 31, 1994             $  805,565      $   5,028
            Depreciation expense                            -         18,171
                                                   ----------      ---------

            Balance, December 31, 1995                805,565         23,199
            Depreciation expense                            -         18,171
                                                   ----------      ---------

            Balance, December 31, 1996                805,565         41,370
            Depreciation expense                            -         18,171
                                                   ----------      ---------

            Balance, December 31, 1997             $  805,565      $  59,541
                                                   ==========      =========

        Property in Which the Partner-
          ship has a 57.77% Interest
          as Tenants-in-Common and
          had Invested in Under an
          Operating Lease:

            Balance, December 31, 1996             $        -      $       -
            Acquisitions                            1,091,465              -
            Depreciation expense                            -          4,021
                                                   ----------      ---------

            Balance, December 31, 1997             $1,091,465      $   4,021
                                                   ==========      =========

                            CNL INCOME FUND II, LTD.
                        (A Florida Limited Partnership)

              NOTES TO SCHEDULE III - REAL ESTATE AND ACCUMULATED
              ---------------------------------------------------
                            DEPRECIATION - CONTINUED
                            ------------------------

                               December 31, 1997


                                                                  Accumulated
                                                    Cost (c)     Depreciation
                                                  -----------    ------------
        Property in Which the Partner-
          ship has a 47% Interest
          as Tenants-in-Common and
          had Invested in Under an
          Operating Lease:

            Balance, December 31, 1996             $        -    $          -
            Acquisitions                            1,419,290               -
            Depreciation expense                            -             949
                                                  -----------    ------------

            Balance, December 31, 1997             $1,419,290    $        949
                                                  ===========    ============


        Property in Which the Partner-
          ship has a 37.01% Interest
          as Tenants-in-Common and
          had Invested in Under an
          Operating Lease:

            Balance, December 31, 1996             $        -    $          -
            Acquisitions                            2,265,025               -
            Depreciation expense                            -             127
                                                  -----------    ------------

            Balance, December 31, 1997             $2,265,025    $        127
                                                  ===========    ============


(b) Depreciation expense is computed for buildings and improvements based upon estimated lives of 30 years.

(c) As of December 31, 1997, the aggregate cost of the Properties owned by the Partnership and the joint ventures (including the Property held as tenants-in-common) for federal income tax purposes was $16,420,257 and $4,806,629, respectively. All of the leases are treated as operating leases for federal income tax purposes.

(d) The building portion of this Property is owned by the tenant; therefore, depreciation is not applicable.

(e) The tenant of this Property, Golden Corral Corporation, has subleased this Property to a local, independent restaurant. Golden Corral Corporation continues to be responsible for complying with all the terms of the lease agreement and is continuing to pay rent on this Property to the Partnership.

(f) The restaurant in Sterling Heights, Michigan, was converted from a Ponderosa Steakhouse Restaurant to a Lonestar Steakhouse & Saloon Restaurant in 1994.

(g) The restaurant in Oxford, Alabama, was converted from a KFC Restaurant to a regional, independent restaurant in 1993.

(h) The restaurant in Littleton, Colorado, was converted from a Taco Bell restaurant to a local, independent restaurant in 1995.

                            CNL INCOME FUND II, LTD.
                        (A Florida Limited Partnership)

              NOTES TO SCHEDULE III - REAL ESTATE AND ACCUMULATED
              ---------------------------------------------------
                            DEPRECIATION - CONTINUED
                            ------------------------

                               December 31, 1997


(i) The restaurant in Lombard, Illinois, was converted from a Taco Bell restaurant to a Great Clips hair salon in 1996.

(j) For financial reporting purposes, the portion of the lease relating to the building has been included in net investment in direct financing leases; therefore, depreciation is not applicable.

(k) For financial reporting purposes, certain components of the lease relating to the land and building have been recorded as a direct financing lease. Accordingly, costs relating to these components of this lease are not shown.

(l) During the year ended December 31, 1997, the Partnership and an affiliate as tenants-in-common, purchased land and building from CNL BB Corp., an affiliate of the General Partners, for an aggregate cost of $1,091,465.

(m) The Property was converted from a Kenny Rogers Roasters restaurant to an Arby's Restaurant during 1996.

                       Report of Independent Accountants

To the Partners
CNL Income Fund III, Ltd.

In connection with our audits of the financial statements of CNL Income Fund III, Ltd. (A Florida Limited Partnership) as of December 31, 1997 and 1996, and for each of the three years in the period ended December 31, 1997, which financial statements are included in the Prospectus, we have also audited the financial statement schedules listed in Item 99.1 herein.

In our opinion, these financial statement schedules, when considered in relation to the basic financial statements, taken as a whole, present fairly, in all material respects, the information required to be included therein.

/s/ COOPERS & LYBRAND L.L.P.

Orlando, Florida
January 31, 1998

                           CNL INCOME FUND III, LTD.
                        (A Florida Limited Partnership)

                SCHEDULE II - VALUATION AND QUALIFYING ACCOUNTS
                -----------------------------------------------

                  Years Ended December 31, 1997, 1996 and 1995

                                             Additions                      Deductions
                                       ----------------------          --------------------
                                                                                  Collected
                                                                                  or Deter-
                         Balance at   Charged to   Charged to       Deemed        mined to     Balance
                         Beginning    Costs and      Other         Uncollec-       be Col-     at End
Year     Description      of Year      Expenses     Accounts         tible        lectible     of Year
------   -----------     ----------   ----------   ----------      ---------      ---------    --------
1995     Allowance for
         doubtful
         accounts (a)    $  310,507   $   10,681   $  138,933(b)   $  53,946(c)   $  18,068    $388,107
                         ==========   ==========   ==========      =========      =========    ========
1996     Allowance for
         doubtful
         accounts (a)    $  388,107   $      924   $   62,167(b)   $ 273,165(c)   $ 107,891    $ 70,142
                         ==========   ==========   ==========      =========      =========    ========
1997     Allowance for
         doubtful
         accounts (a)    $ 70,142     $   72,572   $   97,281(b)   $  70,142(c)   $       -    $169,853
                         ==========   ==========   ==========      =========      =========    ========


     (a) Deducted from receivables and accrued rental income on the balance sheet.

     (b)  Reduction of rental and other income.

     (c)  Amounts written off as uncollectible.

                           CNL INCOME FUND III, LTD.
                        (A Florida Limited Partnership)

            SCHEDULE III - REAL ESTATE AND ACCUMULATED DEPRECIATION
            -------------------------------------------------------

                               December 31, 1997

                                                                                                                             Life
                                                                                                                              on
                                                Costs Capitalized      Gross Amount at                                       Which
                                                    Subsequent          Which Carried                                       Deprec-
                                  Initial Cost   To Acquisition     at Close of Period (c)                                  iation
                                  ------------   --------------  --------------------------                                   in
                                      Build-                             Build-                                             Latest
                                       ings                               ings               Accumulat-                     Income
                                       and             Carry-             and                   ed        Date              State-
                     Encum-          Improve- Improve-  ing             Improve-            Depreciat-   of Con-    Date    ment is
                    brances    Land   ments    ments   Costs    Land     ments      Total      ion      struction Acquired Computed
                    ------- -------- -------- -------- ------ -------- --------- ---------- ---------- --------- --------  ---------
Properties the
Partnership has
Invested in Under
Operating Leases:
 Burger King
    Restaurant:
  Kansas City,
   Missouri            -    $236,055 $573,739 $      - $  -   $236,055 $573,739  $  809,794   $192,840    1984      12/87     (b)

 Darryl's
    Restaurant:
  Fayetteville,
   North Carolina      -     688,672  584,290        -    -    688,672  584,290   1,272,962     10,805    1984      06/97     (b)

 Denny's
    Restaurants:
  Hagerstown,
   Maryland            -     332,665        -        -    -    332,665      (e)    332,665           -    1988      12/87     (d)
  Hazard,
   Kentucky            -     196,801        -  489,749    -    196,801  489,749     686,550    139,442    1988      02/88     (b)
  Daytona Beach,
   Florida             -     153,159  369,125  446,200    -    153,159  815,325     968,484    257,054    1988      06/88     (b)

 Golden Corral
    Family
    Steakhouse
    Restaurants:
  Altus,
   Oklahoma            -     149,756  449,269        -    -    149,756  449,269     599,025    153,500    1987      10/87     (b)
  Hastings,
   Nebraska            -     110,800  332,400   23,636    -    110,800  356,036     466,836    121,055    1987      10/87     (b)
  Wichita,
   Kansas (f)          -     147,349  442,045        -    -    147,349  442,045     589,394    149,804    1987      11/87     (b)
  Stockbridge,
   Georgia             -     384,644  685,511        -    -    384,644  685,511   1,070,155    230,408    1987      11/87     (b)
  Washington,
   Illinois            -     221,680  517,833        -    -    221,680  517,833     739,513    175,488    1987      12/87     (b)
  Schererville,
   Indiana (f)         -     211,690  531,801        -    -    211,690  531,801     743,491    180,221    1987      12/87     (b)

 KFC Restaurants:
  Calallen,
   Texas               -     219,432        -  332,043    -    219,432  332,043     551,475    105,147    1988      12/87     (b)
  Katy, Texas          -     266,768        -  279,486    -    266,768  279,486     546,254     90,445    1988      02/88     (b)
  Burnsville,
   Minnesota           -     196,159        -  437,895    -    196,159  437,895     634,054    136,234    1988      02/88     (b)
  Page, Arizona        -     328,729        -  270,755    -    328,729  270,755     599,484     86,867    1988      02/88     (b)

 Perkins
    Restaurant:
  Flagstaff,
   Arizona             -     372,546        -  669,471    -    372,546  669,471   1,042,017    206,420    1988      06/88     (b)

 Pizza Hut
    Restaurants:
  Jacksboro,
   Texas               -      54,274  147,337        -    -     54,274  147,337     201,611     49,522    1983      12/87     (b)
  Seminole, Texas      -     183,284  134,531        -    -    183,284  134,531     317,815     45,218    1977      12/87     (b)
  Winter Springs,
   Florida             -     268,128  270,372        -    -    268,128  270,372     538,500     90,499    1987      01/88     (b)
  Austin, Texas        -     301,778  372,137        -    -    301,778  372,137     673,915    122,495    1987      02/88     (b)

 Po Folks
    Restaurant:
  Hagerstown,
   Maryland (h)        -     579,990        -  638,320    -    579,990  638,320   1,218,310    194,169    1988      12/87     (b)

 Popeyes Famous
    Fried Chicken
    Restaurant:
  Plant City,
     Florida           -     244,451        -  360,342    -    244,451  360,342     604,793    116,611    1988      11/87     (b)

 Red Oaks
    Steakhouse
    Restaurant:
  Canton Township,
   Michigan (g)        -     296,945        -        -    -    296,945      (e)    296,945        -       1988      02/88    (d)

                           CNL INCOME FUND III, LTD.
                        (A Florida Limited Partnership)

            SCHEDULE III - REAL ESTATE AND ACCUMULATED DEPRECIATION - CONTINUED
            -------------------------------------------------------------------

                               December 31, 1997



                                                                                           Gross Amount
                                                                 Costs Capitalized            at Which
                                                                     Subsequent           Carried at Close
                                            Initial Cost          To Acquisition          of Period (c)(h)(i)
                                            ------------        --------------------      ----------------------
                                              Buildings
                                               and
                 Encum-                       Improve-          Improve-    Carrying
                 brances         Land          ments            ments        Costs          Land
                 -------        -------       --------         ---------    ---------       --------
  Taco Bell
    Restaurants:
   Fernandina
    Beach,
    Florida             -       190,348             -         395,955               -           190,348
   Bishop,
    California          -       363,965             -         272,151               -           363,965

   Longwood,
    Florida             -       346,831             -         394,086               -           346,831

  Wendy's Old
    Fashioned
    Hamburger
    Restaurant:
   Punta Gorda,
    Florida             -       279,061       471,431               -               -           279,061
                             ----------    ----------      ----------      ----------         ----------

                             $7,325,960    $5,881,821      $5,010,089      $        -        $7,325,960
                             ==========    ==========      ==========      ==========        ==========

Property of Joint
 Venture in Which
 the Partnership
 has a 73.4%
 Interest and has
 Invested in Under
 an Operating Lease:

  Po Folks
    Restaurant:
   Titusville,
    Florida (i)         -    $  271,350    $       -       $  750,985     $        -        $  271,350
                             ==========    ==========      ==========     ==========        ==========
Property of Joint
 Venture in Which
 the Partnership
 has a 32.77%
 Interest and has
 Invested in Under
 an Operating Lease:

  IHOP
   Restaurant:
   Englewood,
    Colorado            -    $  552,590    $        -      $        -     $        -        $  552,590
                             ==========    ==========      ==========     ==========        ==========

Property of Joint
 Venture in Which
 the Partnership
 has a 9.84%
 Interest and has
 Invested in Under
 an Operating Lease:

  Chevy's Fresh
    Mex
    Restaurant:
   Miami,
    Florida             -    $  976,357    $  974,016      $        -     $        -        $  976,357
                             ==========    ==========      ==========     ==========        ==========

Properties
 the Partnership
 has Invested in
 Under Direct
 Financing
 Leases:

  Denny's
     Restaurant:
   Hagerstown,
    Maryland            -    $        -    $        -      $  549,754     $        -        $        -

   Mountain
     Jack's
     Restaurant:
    Canton
     Township,
     Michigan           -             -             -         668,909              -                 -
                             ----------    ----------      ----------      ----------       ----------

                             $        -    $        -      $1,218,663     $        -        $        -
                             ==========    ==========      ==========     ==========        ==========

                                                                                                             Life
                                                                                                              on
                                                                                                             Which
                                 Gross Amount at Which Carried                                               Deprec-
                                    at Close of Period (c)                                                   iation
                                 ------------------------------                                                in
                                     Build-                                                                  Latest
                                      ings                                                                   Income
                                      and                                        Date                        State-
                                     Improve-                   Accumulated      of Con-        Date         ment is
                                     ments          Total       Depreciation     struction     Acquired      Computed
                                    ---------     ---------     -----------     ---------     ---------    ---------
  Taco Bell
    Restaurants:
   Fernandina
    Beach,
    Florida                           395,955        586,303         128,136        1988          12/87        (b)
   Bishop,
    California                        272,151        636,116          83,535        1988          05/88        (b)

   Longwood,
    Florida                           394,086        740,917         119,875        1988          06/88        (b)

  Wendy's Old
    Fashioned
    Hamburger
    Restaurant:
   Punta Gorda,
    Florida                          471,431        750,492         155,834        1987          02/88        (b)
                                   ---------      ---------       ---------     ---------     ---------    ---------


                                  $10,891,910   $18,217,870     $ 3,341,624
                                  ===========   ===========     ===========

Property of Joint Venture
in Which the Partnership
has a 73.4% Interest and
has Invested in Under an
Operating Lease:

  Po Folks
    Restaurant:
   Titusville,
    Florida (i)                    $ 750,985    $1,022,335      $   225,207        1988          12/88        (b)
                                   ---------    ----------      -----------     ---------     ---------    ---------
Property of Joint Venture
in Which the Partnership
has a 32.77% Interest
and has Invested in
Under an Operating Lease:

  IHOP
   Restaurant:
   Englewood,
    Colorado                              (e)   $  552,590                -        1996          07/97        (d)
                                   ----------   ----------      -----------     ---------     ---------    ---------

Property of Joint Venture
 in Which the Partnership
 has a 9.8% Interest and
 has Invested in Under an
 Operating Lease:

  Chevy's Fresh
    Mex
    Restaurant:
   Miami,
    Florida                        $  974,016   $1,950,373      $        89        1995          12/97        (b)
                                   ----------   ----------      -----------     ---------     ---------    ---------

Properties the Partnership
 has Invested in Under
 Direct Financing Leases:

  Denny's
     Restaurant:
   Hagerstown,
    Maryland                              (e)          (e)              (d)        1988          12/87        (d)

   Mountain
     Jack's
     Restaurant:
    Canton
     Township,
     Michigan                             (e)          (e)              (d)        1988          02/88        (d)

                             CNL INCOME FUND III, LTD.
                         (A Florida Limited Partnership)

        SCHEDULE III - REAL ESTATE AND ACCUMULATED DEPRECIATION - CONTINUED
       -------------------------------------------------------------------

                                December 31, 1997




                                                                                                                           Life
                                                                                                                            on
                                                Costs Capitalized     Gross Amount at                                      Which
                                                     Subsequent        Which Carried                                      Deprec-
                                   Initial Cost   To Acquisition    at Close of Period (c)                                 iation
                                   ------------   -------------- ---------------------------                                in
                                      Build-                              Build-                                           Latest
                                       ings                                ings               Accumulat-   Date            Income
                                       and               Carry-            and                   ed         of     Date    State-
                    Encum-           Improve-   Improve-  ing             Improve-            Depreciat-   Con-     Ac-    ment is
                   brances   Land     ments      ments   Costs    Land     ments     Total       ion     struction quired Computed
                   ------- -------- ----------  -------- ------ -------- --------- ---------- --------- --------- ------- ------

Property of
 Joint Venture
 in Which the
 Partnership has
 a 32.77% Interest
 and has Invested
 in Under Direct
 Financing Lease:

   IHOP
    Restaurant:
   Englewood,
    Colorado          -    $   -    $1,008,839  $      - $      -     -       (f)        (f)       (d)     1996    07/97     (d)
                           ======   ==========  ======== ========

                           CNL INCOME FUND III, LTD.
                        (A Florida Limited Partnership)

        NOTES TO SCHEDULE III - REAL ESTATE AND ACCUMULATED DEPRECIATION
        ----------------------------------------------------------------

                               December 31, 1997



(a) Transactions in real estate and accumulated depreciation during 1997, 1996 and 1995, are summarized as follows:

                                                    Accumulated
                                     Cost (h)(i)    Depreciation
                                   ---------------  -------------
   Properties the Partnership
    has Invested in Under
    Operating Leases:

     Balance, December 31, 1994    $20,852,053        $2,900,784
     Depreciation expense                    -           433,892
                                   -----------        ----------

     Balance, December 31, 1995     20,852,053         3,334,676
     Reclassified to direct
       financing lease                (549,754)                -
     Depreciation                            -           276,247
                                   -----------        ----------

     Balance, December 31, 1996     20,302,299         3,610,923
     Acquisition                     1,272,962                 -
     Disposition                    (3,357,391)         (637,481)
     Depreciation                            -           368,182
                                   -----------        ----------

     Balance, December 31, 1997    $18,217,870        $3,341,624
                                   ===========        ==========


   Property of Joint Venture
    in Which the Partnership
    has a 73.4% Interest and
    has Invested in Under an
    Operating Lease:

     Balance, December 31, 1994    $ 1,022,335        $  150,197
     Depreciation expense                    -            25,033
                                   -----------        ----------

     Balance, December 31, 1995      1,022,335           175,230
     Depreciation expense                    -            25,033
                                   -----------        ----------

     Balance, December 31, 1996      1,022,335           200,263
     Depreciation expense                    -            24,944
                                   -----------        ----------

     Balance, December 31, 1997    $ 1,022,335        $  225,207
                                   ===========        ==========


   Property in Which the
    Partnership has a 32.77%
    Interest as Tenants-in-
    Common and has Invested in
    Under an Operating Lease:

     Balance, December 31, 1996    $         -        $        -
     Acquisition                       552,590                 -
     Depreciation expense (d)                -                 -
                                   -----------        ----------

     Balance, December 31, 1997    $   552,590        $        -
                                   ===========        ==========

                           CNL INCOME FUND III, LTD.
                        (A Florida Limited Partnership)

              NOTES TO SCHEDULE III - REAL ESTATE AND ACCUMULATED
              ---------------------------------------------------
                            DEPRECIATION - CONTINUED
                            ------------------------

                               December 31, 1997

                                                     Accumulated
                                    Cost (h)(i)     Depreciation
                                   ---------------  ------------

   Property in Which the
    Partnership has a 9.84%
    Interest as Tenants-in-
    Common and has Invested in
    Under an Operating Lease:

     Balance, December 31, 1996    $         -      $          -
     Acquisition                     1,950,373                 -
     Depreciation expense                    -                89
                                   -----------      ------------

     Balance, December 31, 1997    $ 1,950,373               $89
                                   ===========      ============


(b) Depreciation expense is computed for buildings and improvements based upon estimated lives of 30 years.

(c) As of December 31, 1997, the aggregate cost of the Properties owned by the Partnership, its consolidated joint venture and the unconsolidated joint venture for federal income tax purposes was $19,121,915 and $1,726,015, respectively. All of the leases are treated as operating leases for federal income tax purposes.

(d) For financial reporting purposes, the portion of the lease relating to the building has been recorded as a direct financing lease. The cost of the building has been included in net investment in direct financing lease; therefore, depreciation is not applicable.

(e) For financial reporting purposes, certain components of the lease relating to land and building have been recorded as a direct financing lease. Accordingly, costs relating to these components of this lease are not shown.

(f) The tenant of this property, Golden Corral Corporation, has subleased this property to a local, independent restaurant. Golden Corral Corporation continues to be responsible for complying with all the terms of the lease agreement and is continuing to pay rent on this property to the Partnership.

(g) The restaurant in Canton Township, Michigan, was converted from a Ponderosa Steakhouse restaurant to a Mountain Jack's restaurant in September 1993.

(h) For financial reporting purposes, the undepreciated cost of the Po Folks Property in Hagerstown, Maryland, was written down to net realizable value due to an impairment in value. The Partnership recognized the impairment by recording an allowance for loss on land and building in the amount of $32,819 and $207,844 at December 31, 1997 and 1995, respectively. The impairments were based on an anticipated sales price previously agreed upon by the general partners relating to this Property. The cost of the Property presented on this schedule is the gross amount at which the Property was carried at December 31, 1997, excluding the allowance for loss on land and building.

                           CNL INCOME FUND III, LTD.
                        (A Florida Limited Partnership)

              NOTES TO SCHEDULE III - REAL ESTATE AND ACCUMULATED
              ---------------------------------------------------
                            DEPRECIATION - CONTINUED
                            ------------------------

                               December 31, 1997


(i) For financial reporting purposes, the undepreciated cost of the Property in Titusville, Florida, was written down to net realizable value due to an impairment in value. The Partnership recognized the impairment by recording an allowance for loss on land and building in the amount of $147,039 at December 31, 1997. The impairment at December 31, 1997, represents the difference between the Property's carrying value and the General Partners' estimate of the net realizable value of the Property based on an anticipated sales price of this Property to an interested and unrelated third party. The cost of the Property presented on this schedule is the gross amount at which the Property was carried at December 31, 1997, excluding the allowance for loss on land and building.

                           CNL INCOME FUND III, LTD.
                        (A Florida Limited Partnership)

                  SCHEDULE IV - MORTGAGE LOANS ON REAL ESTATE
                  -------------------------------------------

                               December 31, 1997


                                                                                               Principal
                                                                                                Amount
                                                                                               of Loans
                                                                                              Subject to
                                          Final     Periodic            Face     Carrying     Delinquent
                             Interest    Maturity    Payment   Prior  Amount of  Amount of    Principal
Description                    Rate        Date       Terms    Liens  Mortgages  Mortgages    or Interest
---------------------------  ---------  ----------  ---------  -----  ---------  ---------    -----------

Burger King - Roswell, GA
First Mortgage                   9.00%  July, 2000        (1)   $   -  $ 685,000  $ 681,687    $        -
                                                                -----  ---------  ---------    -----------

  Total                                                         $  -   $ 685,000  $ 681,687(2) $        -
                                                                =====  =========  =========    ===========

(1) Monthly payments of principal and interest at an annual rate of 9.00%, with a balloon payment at maturity of $642,798.

(2)  The tax carrying value of the note is approximately $694,884.

(3)  The changes in the carrying amounts are summarized as follows:

                                          1997     1996   1995
                                       ----------  -----  -----

     Balance at beginning of period     $      -   $   -  $   -

     New mortgage loans                  685,000       -      -

     Interest earned                      33,665       -      -

     Collection of principal and
      interest                           (36,978)      -      -
                                        --------   -----  -----

     Balance at end of period           $681,687   $   -  $   -
                                        ========   =====  =====

                       Report of Independent Accountants

To the Partners
CNL Income Fund IV, Ltd.

In connection with our audits of the financial statements of CNL Income Fund IV, Ltd. (A Florida Limited Partnership) as of December 31, 1997 and 1996, and for each of the three years in the period ended December 31, 1997, which financial statements are included in the Prospectus, we have also audited the financial statement schedules listed in Item 99.1 herein.

In our opinion, these financial statement schedules, when considered in relation to the basic financial statements, taken as a whole, present fairly, in all material respects, the information required to be included therein.

/s/ COOPERS & LYBRAND L.L.P.

Orlando, Florida
January 26, 1998

                            CNL INCOME FUND IV, LTD.
                        (A Florida Limited Partnership)

                SCHEDULE II - VALUATION AND QUALIFYING ACCOUNTS
                -----------------------------------------------

                  Years Ended December 31, 1997, 1996 and 1995

                                                     Additions                 Deductions
                                              ----------------------       ------------------
                             Balance at    Charged to    Charged to        Deemed                   Balance
                             Beginning     Costs and       Other          Uncollec-   Collec-       at End
Year        Description       of Year      Expenses      Accounts           tible       ted         of Year
------      -----------      ---------     ----------    ----------       ---------   -------       -------
1995        Allowance for
             doubtful
             accounts (a)     $ 44,844       $111,687      $ 24,138     (b) $ 13,803    $   -       $166,866
                              ========       ========      ========         ========    ======      ========

1996        Allowance for
             doubtful
             accounts (a)     $166,866       $     -       $ 38,389     (b) $ 48,322    $   -       $156,933
                              ========       ========      ========         ========    ======      ========

1997        Allowance for
             doubtful
             accounts (a)     $156,933       $     -       $258,818     (b) $112,624    $7,547      $295,580
                              ========       ========      ========         ========    ======      ========

            (a)  Deducted from receivables on the balance sheet.

            (b)  Reduction of rental and other income.

                            CNL INCOME FUND IV, LTD.
                        (A Florida Limited Partnership)

            SCHEDULE III - REAL ESTATE AND ACCUMULATED DEPRECIATION
            -------------------------------------------------------

                               December 31, 1997


                                                                         Costs Capitalized
                                                                            Subsequent
                                                    Initial Cost          To Acquisition
                                               -----------------------  -------------------
                                                           Buildings
                                      Encum-                  and       Improve-   Carrying
                                      brances    Land     Improvements    ments     Costs
                                      -------  ---------  ------------  ---------  --------
Properties the Partnership
  has Invested in Under
  Operating Leases:
    Arby's Restaurants:
      Winchester, Indiana                   -   $287,769      $      -   $567,785     $   -
      Portland, Indiana                     -    187,928             -    657,931         -

    Boston Market Restaurant:
      Richmond, Virginia                    -    504,169       522,025          -         -

    Captain D's Restaurants:
      Alexander City, Alabama               -    120,210       279,689          -         -
      Oak Ridge, Tennessee                  -    169,951       281,686          -         -

    Checkers Drive-In Restaurants:
      Miami, Florida                        -    174,336             -          -         -

    Denny's Restaurants:
      Marion, Ohio                          -    135,407       334,665          -         -
      Dundee, Michigan                      -    251,650             -    372,278         -
      Union Township, Ohio                  -    300,179       630,608          -         -

    Golden Corral Family
      Steakhouse Restaurants:
        Franklin, Indiana                   -    107,560       586,375          -         -
        Streator, Illinois                  -    161,616       650,934          -         -

    Jack in the Box Restaurant:
      San Antonio, Texas                    -    352,957             -    368,702         -

    Pizza Hut Restaurants:
      Memphis, Texas                        -     26,510       231,874          -         -
      Carthage, Texas                       -     40,444       232,823          -         -
      Crystal City, Texas                   -      8,826       178,570          -         -
      Sequin, Texas                         -     63,708       184,279          -         -
      Washington, D.C.                      -    191,737             -          -         -

    Perkins Restaurants:
      Leesburg, Florida (j)                 -    409,840       282,290     89,112         -
      Palm Bay, Florida                     -    469,927       365,128    310,676         -

                                                                                                                       Life
                                                     Gross Amount at Which Carried                                   on Which
                                                          at Close of Period (c)                                   Depreciation
                                                          ----------------------                                    in Latest
                                                      Buildings                                 Date                 Income
                                                        and                      Accumulated   of Con-       Date  Statement is
                                       Land         Improvements      Total     Depreciation  struction  Acquired    Computed
                                      ------     -----------------  ----------  ------------  ---------  --------  ------------
Properties the Partnership
  has Invested in Under
  Operating Leases:
    Arby's Restaurants:
      Winchester, Indiana           $  287,769    $   567,785        $   855,554  $  136,114      1988     07/88        (b)
      Portland, Indiana                187,928        657,931            845,859     147,321      1989     11/88        (b)

    Boston Market Restaurant:
      Richmond, Virginia               504,169        522,025          1,026,194      17,449      1996     12/96        (b)

    Captain D's Restaurants:
      Alexander City, Alabama          120,210        279,689            399,899      84,137      1988     12/88        (b)
      Oak Ridge, Tennessee             169,951        281,686            451,637      84,763      1988     12/88        (b)

    Checkers Drive-In Restaurants:
      Miami, Florida                   174,336              -            174,336          (g)        -     06/94        (g)

    Denny's Restaurants:
      Marion, Ohio                     135,407        334,665            470,072      53,368      1989     10/88        (h)
      Dundee, Michigan                 251,650        372,278            623,928     113,752      1988     10/88        (b)
      Union Township, Ohio             300,179        630,608            930,787     191,810      1987     11/88        (b)

    Golden Corral Family
      Steakhouse Restaurants:
        Franklin, Indiana              107,560        586,375            693,935     185,685      1988     06/88        (b)
        Streator, Illinois             161,616        650,934            812,550     202,513      1988     08/88        (b)

    Jack in the Box Restaurant:
      San Antonio, Texas               352,957        368,702            721,659     108,562      1989     11/88        (b)

    Pizza Hut Restaurants:
      Memphis, Texas                    26,510        231,874            258,384      71,816      1985     09/88        (b)
      Carthage, Texas                   40,444        232,823            273,267      72,110      1981     09/88        (b)
      Crystal City, Texas                8,826        178,570            187,396      55,307      1981     09/88        (b)
      Sequin, Texas                     63,708        184,279            247,987      57,075      1974     09/88        (b)
      Washington, D.C.                 191,737             (f)           191,737           -      1986     01/89        (d)

    Perkins Restaurants:
      Leesburg, Florida (j)            409,840        371,402            781,242     110,905      1989     12/88        (b)
      Palm Bay, Florida                469,927        675,804          1,145,731     201,803      1989     12/88        (b)

                            CNL INCOME FUND IV, LTD.
                        (A Florida Limited Partnership)

      SCHEDULE III - REAL ESTATE AND ACCUMULATED DEPRECIATION - CONTINUED
      -------------------------------------------------------------------

                               December 31, 1997

                                                                          Costs Capitalized
                                                                              Subsequent
                                                   Initial Cost             To Acquisition
                                             ------------------------    --------------------
                                                          Buildings
                                    Encum-                   and        Improve-   Carrying
                                    brances     Land     Improvements    ments      Costs          Land
                                    -------  ----------  ------------  ----------  --------      ---------
    Shoney's Restaurants:
      Alexander City, Alabama             -     202,438       428,406           -         -       202,438
      Topeka, Kansas                      -     292,407       465,321           -         -       292,407
      Brookhaven, Mississippi             -     312,574       452,601           -         -       312,574
      Auburn, Alabama                     -     363,432       426,123           -         -       363,432
      Tampa, Florida                      -     316,697             -     894,659         -       316,697

    Taco Bell Restaurants:
      Edgewood, Maryland                  -     440,355             -     523,478         -       440,355
      Naples, Florida                     -     141,188       236,224      57,565         -       141,188
      Ft. Myers, Florida                  -     232,853       332,911      68,928         -       232,853

    Wendy's Old Fashioned
      Hamburger Restaurants:
        Detroit, Michigan                 -     192,813       462,793           -         -       192,813
        Mechanicsville, Virginia          -     346,627       502,117           -         -       346,627
        Tampa, Florida                    -     530,456       432,958           -         -       530,456
        Tampa, Florida                    -     476,755       368,405           -         -       476,755

    Other Restaurant:
      Corpus Christi, Texas               -     204,287             -     460,803         -       204,287
      Maywood, Illinois (i)               -     310,966             -     443,472         -       310,966
                                             ----------    ----------  ----------  --------    ----------

                                             $8,328,572    $8,868,805  $4,815,389  $      -    $8,328,572
                                             ==========    ==========  ==========  ========    ==========

                                                                                                                Life
                                          Gross Amount at Which Carried                                       on Which
                                                 at Close of Period (c)                                     Depreciation
                                               -------------------------                                      in Latest
                                            Buildings                                    Date                  Income
                                               and                       Accumulated    of Con-     Date    Statement is
                                           Improvements       Total      Depreciation  struction  Acquired    Computed
                                          --------------  -------------  ------------  ---------  --------  -------------
    Shoney's Restaurants:
      Alexander City, Alabama                    428,406        630,844       128,874       1988     12/88       (b)
      Topeka, Kansas                             465,321        757,728       140,021       1988     12/88       (b)
      Brookhaven, Mississippi                    452,601        765,175       136,194       1988     12/88       (b)
      Auburn, Alabama                            426,123        789,555       128,226       1988     12/88       (b)
      Tampa, Florida                             894,659      1,211,356       253,487       1989     02/89       (b)

    Taco Bell Restaurants:
      Edgewood, Maryland                         523,478        963,833       154,862       1989     10/88       (b)
      Naples, Florida                            293,789        434,977        85,377       1981     12/88       (b)
      Ft. Myers, Florida                         401,839        634,692       117,229       1977     12/88       (b)

    Wendy's Old Fashioned
      Hamburger Restaurants:
        Detroit, Michigan                        462,793        655,606       141,408       1983     10/88       (b)
        Mechanicsville, Virginia                 502,117        848,744       152,030       1988     12/88       (b)
        Tampa, Florida                           432,958        963,414       129,974       1984     12/88       (b)
        Tampa, Florida                           368,405        845,160       110,596       1987     12/88       (b)

    Other Restaurant:
      Corpus Christi, Texas                      460,803        665,090       140,463       1988     10/88       (b)
      Maywood, Illinois (i)                      443,472        754,438       131,201       1988     09/88       (b)
                                             -----------    -----------    ----------

                                             $13,684,194    $22,012,766    $3,844,432
                                             ===========    ===========    ==========

                            CNL INCOME FUND IV, LTD.
                        (A Florida Limited Partnership)

      SCHEDULE III - REAL ESTATE AND ACCUMULATED DEPRECIATION - CONTINUED
      -------------------------------------------------------------------

                               December 31, 1997

                                                                         Costs Capitalized
                                                                            Subsequent
                                                    Initial Cost          To Acquisition
                                               -----------------------  -------------------
                                                           Buildings
                                      Encum-                  and       Improve-   Carrying
                                      brances    Land     Improvements    ments     Costs
                                      -------  ---------  ------------  ---------  --------
Property of Joint Venture in
  Which the Partnership has a
  51% Interest and has Invested
  in Under an Operating Lease:
    Denny's Restaurant:
      Holland, Michigan                     -   $295,987  $          -  $ 780,451     $      -
                                               =========  ============  =========     ========

Property of Joint Venture in
  Which the Partnership has a
  26.6% Interest and has Invested
  in Under an Operating Lease:
    Po Folks Restaurant:
      Titusville, Florida (k)               -   $271,350  $          -  $ 750,985     $      -
                                               =========  ============  =========     ========

Property of Joint Venture in
  Which the Partnership has a
  57% Interest and has Invested
  in Under an Operating Lease:
    Waffle House Restaurant:
      Cocoa, Florida                        -   $183,229  $    192,857  $       -     $      -
                                               =========  ============  =========     ========

Property of Joint Venture in
  Which the Partnership has a
  96.1% Interest and has Invested
  in Under an Operating Lease:
    KFC Restaurant:
      Auburn, Massachusetts                 -   $484,362  $          -  $       -     $      -
                                               =========  ============  =========     ========

Property of Joint Venture in
  Which the Partnership has a
  68.87% Interest and has Invested
  in Under an Operating Lease:
    Denny's Restaurant:
      Kingsville, Texas                     -   $171,061  $          -  $  99,128     $      -
                                               =========  ============  =========     ========

Property of Joint Venture in
 Which the Partnership has a
 53.68% Interest and has Invested
 in Under an Operating Lease:
  Golden Corral Family
    Steakhouse Restaurant:
     Clinton, North Carolina                -   $138,382  $  676,588    $       -     $      -
                                                ========  ==========    ==========    ========


                                                                                                                       Life
                                             Gross Amount at Which Carried                                           on Which
                                                 at Close of Period (c)                                            Depreciation
                                                ------------------------                                             in Latest
                                                    Buildings                                    Date                 Income
                                                       and                       Accumulated   of Con-      Date     Statement
                                     Land          Improvements       Total      Depreciation  struction  Acquired   is Computed
                                  ----------    -----------------  -----------   ------------  ---------  --------  ------------
Property of Joint Venture in
  Which the Partnership has a
  51% Interest and has Invested
  in Under an Operating Lease:
    Denny's Restaurant:
      Holland, Michigan           $  295,987    $   780,451        $ 1,076,438   $    238,471     1988      11/88         (b)
                                  ==========    ===========        ===========   ============

Property of Joint Venture in
  Which the Partnership has a
  26.6% Interest and has Invested
  in Under an Operating Lease:
    Po Folks Restaurant:
      Titusville, Florida (k)     $  271,350    $   750,985        $ 1,022,335   $    225,296     1988      12/88         (b)
                                  ==========    ===========        ===========   ============

Property of Joint Venture in
  Which the Partnership has a
  57% Interest and has Invested
  in Under an Operating Lease:
    Waffle House Restaurant:
      Cocoa, Florida              $  183,229    $   192,857        $   376,086   $     51,482     1986      12/89         (b)
                                  ==========    ===========        ===========   ============

Property of Joint Venture in
  Which the Partnership has a
  96.1% Interest and has Invested
  in Under an Operating Lease:
    KFC Restaurant:
      Auburn, Massachusetts          484,362             (f)       $   484,362   $         -    1989     05/89            (d)
                                  ==========                       ===========   ============

Property of Joint Venture in
  Which the Partnership has a
  68.87% Interest and has Invested
  in Under an Operating Lease:
    Denny's Restaurant:
      Kingsville, Texas              270,189             (f)       $   270,189   $         -    1988     10/88            (d)
                                  ==========                       ===========   ============

Property of Joint Venture in
 Which the Partnership has a
 53.68% Interest and has Invested
 in Under an Operating Lease:
  Golden Corral Family
    Steakhouse Restaurant:
     Clinton, North Carolina      $  138,382    $   676,588        $   814,970   $   43,720     1996     01/96          (b)
                                  ==========    ===========        ===========   ==========

                            CNL INCOME FUND IV, LTD.
                        (A Florida Limited Partnership)

      SCHEDULE III - REAL ESTATE AND ACCUMULATED DEPRECIATION - CONTINUED
      -------------------------------------------------------------------

                               December 31, 1997


                                                                        Costs Capitalized
                                                                            Subsequent
                                                   Initial Cost          To Acquisition
                                              -----------------------  -------------------
                                                          Buildings
                                     Encum-                  and       Improve-   Carrying
                                     brances    Land     Improvements    ments     Costs
                                     -------  ---------  ------------  ---------  --------

Properties the Partnership
  has Invested in Under Direct
  Financing Leases:
    Pizza Hut Restaurant:
      Washington, D.C.                     -   $      -    $  459,543   $      -    $    -

    Shoney's Restaurant:
      Punta Gorda, Florida                 -    210,438       770,826     39,193         -
                                              ---------  ------------  ---------  --------

                                               $210,438    $1,230,369   $ 39,193    $    -
                                              =========  ============  =========  ========

Property of Joint Venture in
  Which the Partnership has a
  96.1% Interest and has Invested
  in Under a Direct Financing
  Lease:
    KFC Restaurant:
      Auburn, Massachusetts                -   $      -    $        -   $434,947    $    -
                                              =========  ============  =========  ========

Property of Joint Venture in
 Which the Partnership has a
 68.87% Interest and has Invested
 in Under a Direct Financing
 Lease:
  Denny's Restaurant:
    Kingsville, Texas                      -   $      -    $        -   $535,489    $    -
                                              =========  ============  =========  ========

                                                                                                                   Life
                                                  Gross Amount at Which Carried                                 on Which
                                                     at Close of Period (c)                                 Depreciation
                                                  ------------------------------                               in Latest
                                                  Buildings                                 Date                  Income
                                                        and               Accumulated    of Con-      Date  Statement is
                                  Land         Improvements       Total  Depreciation  struction  Acquired      Computed
                                  ------  -----------------  ----------  ------------  ---------  --------  ------------
Properties the Partnership
  has Invested in Under Direct
  Financing Leases:
    Pizza Hut Restaurant:
      Washington, D.C.             -               (f)          (f)            (d)        1986       01/89       (d)

    Shoney's Restaurant:
      Punta Gorda, Florida        (f)              (f)          (f)            (e)        1989       02/89       (e)




Property of Joint Venture in
  Which the Partnership has a
  96.1% Interest and has Invested
  in Under a Direct Financing
  Lease:
    KFC Restaurant:
      Auburn, Massachusetts        -               (f)          (f)            (d)        1989       05/89       (d)

Property of Joint Venture in
 Which the Partnership has a
 68.87% Interest and has Invested
 in Under a Direct Financing
 Lease:
  Denny's Restaurant:
    Kingsville, Texas              -               (f)          (f)            (d)        1988       10/88       (d)



                            CNL INCOME FUND IV, LTD.
                        (A Florida Limited Partnership)

        NOTES TO SCHEDULE III - REAL ESTATE AND ACCUMULATED DEPRECIATION
        ----------------------------------------------------------------

                               December 31, 1997



(a) Transactions in real estate and accumulated depreciation during 1997, 1996 and 1995, are summarized as follows:

                                                                        Accumulated
                                                          Cost         Depreciation
                                                      ------------     -------------
   Properties the Partnership
      has Invested in Under
      Operating Leases:

         Balance, December 31, 1994                    $22,436,693        $2,666,857
         Dispositions                                     (447,176)          (77,251)

         Additional costs
          capitalized                                          326                 -
         Depreciation expense                                    -           455,543
                                                       -----------        ----------

         Balance, December 31, 1995                     21,989,843         3,045,149
         Dispositions                                     (887,486)          (96,179)

         Acquisitions                                    1,026,194                 -
         Depreciation expense                                    -           442,065
                                                       -----------        ----------

         Balance, December 31, 1996                     22,128,551         3,391,035
         Dispositions                                     (365,785)                -

         Additional costs capitalized                      250,000                 -
         Depreciation expense                                    -           453,397
                                                       -----------        ----------

         Balance, December 31, 1997 (j)                $22,012,766        $3,844,432
                                                       ===========        ==========


   Property of Joint Venture
      in Which the Partnership
      has a 51% Interest and
      has Invested in Under
      an Operating Lease:

         Balance, December 31, 1994                    $ 1,076,438        $  160,426
         Depreciation expense                                    -            26,015
                                                       -----------        ----------

         Balance, December 31, 1995                      1,076,438           186,441
         Depreciation expense                                    -            26,015
                                                       -----------        ----------

         Balance, December 31, 1996                      1,076,438           212,456
         Depreciation expense                                    -            26,015
                                                       -----------        ----------

         Balance, December 31, 1997                    $ 1,076,438        $  238,471
                                                       ===========        ==========

                            CNL INCOME FUND IV, LTD.
                        (A Florida Limited Partnership)

              NOTES TO SCHEDULE III - REAL ESTATE AND ACCUMULATED
              ---------------------------------------------------
                            DEPRECIATION - CONTINUED
                            ------------------------

                               December 31, 1997

                                                                       Accumulated
                                                         Cost          Depreciation
                                                      -----------      ------------
   Property of Joint Venture
     in Which the Partnership
     has a 26.6% Interest and
     has Invested in Under
     an Operating Lease:

       Balance, December 31, 1994                      $1,022,335        $150,197
       Depreciation expense                                     -          25,033
                                                       ----------        --------

       Balance, December 31, 1995                       1,022,335         175,230
       Depreciation expense                                     -          25,033
                                                       ----------        --------

       Balance, December 31, 1996                       1,022,335         200,263
       Depreciation expense                                     -          25,033
                                                       ----------        --------

       Balance, December 31, 1997 (k)                  $1,022,335        $225,296
                                                       ==========        ========


   Property of Joint Venture
     in Which the Partnership
     has a 57% Interest and
     has Invested in Under
     an Operating Lease:

       Balance, December 31, 1994                      $  376,086        $ 32,195
       Depreciation expense                                     -           6,429
                                                       ----------        --------

       Balance, December 31, 1995                         376,086          38,624
       Depreciation expense                                     -           6,429
                                                       ----------        --------

       Balance, December 31, 1996                         376,086          45,053
       Depreciation expense                                     -           6,429
                                                       ----------        --------

       Balance, December 31, 1997                      $  376,086        $ 51,482
                                                       ==========        ========

                            CNL INCOME FUND IV, LTD.
                        (A Florida Limited Partnership)

              NOTES TO SCHEDULE III - REAL ESTATE AND ACCUMULATED
              ---------------------------------------------------
                            DEPRECIATION - CONTINUED
                            ------------------------

                               December 31, 1997



                                                                    Accumulated
                                                        Cost        Depreciation
                                                    -----------     ------------
   Property of Joint Venture
     in Which the Partnership
     has a 96.1% Interest and
     has Invested in Under
     an Operating Lease:

        Balance, December 31, 1994                    $484,362      $         -
        Depreciation expense (d)                             -                -
                                                      --------      -----------

        Balance, December 31, 1995                     484,362                -
        Depreciation expense (d)                             -                -
                                                      --------      -----------

        Balance, December 31, 1996                     484,362                -
        Depreciation expense (d)                             -                -
                                                      --------      -----------

        Balance, December 31, 1997                    $484,362      $         -
                                                      ========      ===========


   Property of Joint Venture
     in Which the Partnership
     has a 68.87% Interest and
     has Invested in Under
     an Operating Lease:

        Balance, December 31, 1994                    $270,189      $         -
        Depreciation expense (d)                             -                -
                                                      --------      -----------

        Balance, December 31, 1995                     270,189                -
        Depreciation expense (d)                             -                -
                                                      --------      -----------

        Balance, December 31, 1996                     270,189                -
        Depreciation expense (d)                             -                -
                                                      --------      -----------

        Balance, December 31, 1997                    $270,189      $         -
                                                      ========      ===========


   Property of Joint Venture
     in Which the Partnership
     has a 53.68% Interest and
     has Invested in Under
     an Operating Lease:

        Balance, December 31, 1995                    $      -      $         -
        Acquisitions                                   814,970                -
        Depreciation expense                                 -           21,168
                                                      --------      -----------

        Balance, December 31, 1996                     814,970           21,168
        Depreciation expense                                 -           22,552
                                                      --------      -----------

        Balance, December 31, 1997                    $814,970      $    43,720
                                                      ========      ===========

                            CNL INCOME FUND IV, LTD.
                        (A Florida Limited Partnership)

              NOTES TO SCHEDULE III - REAL ESTATE AND ACCUMULATED
              ---------------------------------------------------
                            DEPRECIATION - CONTINUED
                            ------------------------

                               December 31, 1997

(b) Depreciation expense is computed for buildings and improvements based upon estimated lives of 30 years.

(c) As of December 31, 1997, the aggregate cost of the Properties owned by the Partnership and joint ventures for federal income tax purposes was $23,285,225 and $4,439,602, respectively. All of the leases are treated as operating leases for federal income tax purposes.

(d) For financial reporting purposes, the portion of the lease relating to the building has been recorded as a direct financing lease. The cost of the building has been included in the net investment in direct financing leases, therefore, depreciation is not applicable.

(e) For financial reporting purposes, the lease for the land and building has been recorded as a direct financing lease. The cost of the land and building has been included in the net investment in direct financing leases, therefore, depreciation is not applicable.

(f) For financial reporting purposes, certain components of the lease relating to land and building have been recorded as a direct financing lease. Accordingly, costs relating to these components are not shown.

(g) The building portion of this Property is owned by the tenant; therefore, depreciation is not applicable.

(h) Effective January 1, 1994, the lease for this Property was amended, resulting in the reclassification of the building portion of the lease as an operating lease. The building was recorded at net book value as of January 1, 1994, and depreciated over remaining estimated life of approximately 25 years.

(i) The restaurant on the Property in Maywood, Illinois, was converted to a Dunkin Donuts restaurant and a Holsum Bread bakery in 1993.

(j) For financial reporting purposes, the undepreciated cost of the Property in Leesburg, Florida, was written down to net realizable value due to an anticipated impairment in value. The Partnership recognized the impairment by recording an allowance for loss on land and building in the amount of $70,337 at December 31, 1997. The impairment at December 31, 1997, represents the difference between the Property's carrying value at December 31, 1997, and the Property manager's estimate of the net realizable value of the Property based on an anticipated sales price of this Property. The cost of the Property presented on this schedule is the gross amount at which the Property was carried at December 31, 1997, excluding the allowance for loss on land and building.

(k) For financial reporting purposes, the undepreciated cost of the Property in Titusville, Florida, was written down to net realizable value due to an anticipated impairment in value. The Partnership recognized the impairment by recording an allowance for loss on land and building in the amount of $147,039 at December 31, 1997. The impairment at December 31, 1997, represents difference between the Property's carrying value and the General Partners' estimate of the net realizable value of the Property based on an anticipated sales price of this Property to an interested and unrelated third party. The cost of the Property presented on this schedule is the gross amount at which the Property was carried at December 31, 1997, excluding the allowance for loss on land and building.

                       Report of Independent Accountants

To the Partners
CNL Income Fund V Ltd.

In connection with our audits of the financial statements of CNL Income Fund V, Ltd. (A Florida Limited Partnership) as of December 31, 1997 and 1996, and for each of the three years in the period ended December 31, 1997, which financial statements are included in the Prospectus, we have also audited the financial statement schedules listed in Item 99.1 herein.

In our opinion, these financial statement schedules, when considered in relation to the basic financial statements, taken as a whole, present fairly, in all material respects, the information required to be included therein.

/s/ COOPERS & LYBRAND L.L.P.

Orlando, Florida
January 29, 1998

                            CNL INCOME FUND V, LTD.
                        (A Florida Limited Partnership)

                SCHEDULE II - VALUATION AND QUALIFYING ACCOUNTS
                -----------------------------------------------

                  Years Ended December 31, 1997, 1996 and 1995

                                                 Additions                      Deductions
                                                -----------                   --------------
                                                                                       Colllected
                                         Charged                                       or Deter-
                           Balance at    to Costs        Charged       Deemed          mined to      Balance
                           Beginning     and            to Other       Uncollec-       be Col-       at End
Year   Description          of Year      Expenses       Accounts       tible           lectible      of Year
----   -------------       ---------     --------       --------       ---------       ---------      -------
1995   Allowance for
            doubtful
            accounts (a)    $430,464     $     -        $ 19,561(b)     $445,535(c)     $     -      $  4,490
                            ========     =======        ========        ========        =======      ========

1996   Allowance for
            doubtful
            accounts (a)    $  4,490     $     -        $ 46,493(b)     $  5,846(c)     $ 7,394      $ 37,743
                            ========     =======        ========        ========        =======      ========

1997   Allowance for
            doubtful
            accounts (a)    $ 37,743     $ 9,007        $ 92,395(b)     $     - (c)     $ 1,253      $137,892
                            ========     =======        ========        ========        =======      ========

     (a)  Deducted from receivables on the balance sheet.

     (b)  Reduction of rental and other income.

     (c)  Amounts written off as uncollectible.

                            CNL INCOME FUND V, LTD.
                        (A Florida Limited Partnership)

            SCHEDULE III - REAL ESTATE AND ACCUMULATED DEPRECIATION
            -------------------------------------------------------

                               December 31, 1997

                                                                               Costs Capitalized
                                                                                   Subsequent
                                                        Initial Cost            To Acquisition
                                                      ----------------       -------------------
                                                           Buildings
                                 Encum-                      and           Improve-     Carrying
                                 brances       Land      Improvements       ments        Costs
                                 -------    ---------   ---------------   ---------     --------
Properties the Partnership
  has Invested in Under
  Operating Leases:

    Burger King Restaurant:
      Lawrenceville, Georgia           -      $482,070      $      -      $368,416      $      -

    Captain D's Restaurant:
      Belleville, Illinois             -       186,050       383,781             -             -

    Denny's Restaurant:
      New Castle, Indiana              -       117,394       471,340             -             -
      Port Orange, Florida             -       530,689       506,630        53,247             -

    Golden Corral Family
      Steakhouse Restaurants:
        Livingston, Texas              -       156,382       429,107             -             -
        Victoria, Texas                -       504,787       742,216             -             -

    Hardee's Restaurants:
      Belding, Michigan (j)            -       113,884       564,805             -             -
      Connorsville, Indiana            -       279,665             -       591,137             -
      South Haven, Michigan            -       120,847       599,339       120,363             -

    IHOP:
      Houston, Texas                   -       513,384       671,713             -             -

    Pizza Hut Restaurant:
      Mexia, Texas                     -       237,944       200,501             -             -

    Shoney's Restaurant:
      Tyler, Texas                     -       312,404       533,990             -             -

    Taco Bell Restaurants:
      Bountiful, Utah                  -       330,164             -       319,511             -
      Centralia, Washington            -       215,302             -       378,836             -

    Tony Romas:
      Sandy, Utah                      -       595,330             -             -             -

                                                                                                                           Life
                                                                                                                         on Which
                                               Gross Amount at Which Carried                                           Depreciation
                                                 at Close of Period (c) (j)                                              in Latest
                                              ------------------------------
                                                   Buildings                                     Date                      Income
                                                     and                        Accumulated     of Con-      Date       Statement is
                                     Land       Improvements      Total         Depreciation   struction   Acquired       Computed
                                    ------    ---------------    ----------     ------------   ---------   --------    ------------
Properties the Partnership
  has Invested in Under
  Operating Leases:

    Burger King Restaurant:
      Lawrenceville, Georgia      $  482,070   $   368,416       $  850,486     $  104,385       1989        04/89          (b)

    Captain D's Restaurant:
      Belleville, Illinois           186,050       383,781          569,831        112,469       1988        03/89          (b)

    Denny's Restaurant:
      New Castle, Indiana            117,394       471,340          588,734         75,139       1989        02/89          (h)
      Port Orange, Florida           530,689       559,877        1,090,566        156,593       1989        07/89          (b)

    Golden Corral Family
      Steakhouse Restaurants:
        Livingston, Texas            156,382       429,107          585,489        119,194       1986        09/89          (b)
        Victoria, Texas              504,787       742,216        1,247,003        198,776       1989        12/89          (b)

    Hardee's Restaurants:
      Belding, Michigan (j)          113,884       564,805          678,689         88,134       1989        03/89          (i)
      Connorsville, Indiana          279,665       591,137          870,802        131,643       1989        03/89          (b)
      South Haven, Michigan          120,847       719,702          840,549         95,844       1989        03/89          (i)

    IHOP:
      Houston, Texas                 513,384       671,713        1,185,097          2,177       1997        11/97          (b)

    Pizza Hut Restaurant:
      Mexia, Texas                   237,944       200,501          438,445         58,479       1985        03/89          (b)

    Shoney's Restaurant:
      Tyler, Texas                   312,404       533,990          846,394        155,747       1988        03/89          (b)

    Taco Bell Restaurants:
      Bountiful, Utah                330,164       319,511          649,675         89,197       1989        05/89          (b)
      Centralia, Washington          215,302       378,836          594,138        102,075       1989        08/89          (b)

    Tony Romas:
      Sandy, Utah                    595,330            (f)         595,330              -       1997        12/97          (d)

                            CNL INCOME FUND V, LTD.
                        (A Florida Limited Partnership)

      SCHEDULE III - REAL ESTATE AND ACCUMULATED DEPRECIATION - CONTINUED
      -------------------------------------------------------------------

                               December 31, 1997

                                                                                 Costs Capitalized
                                                                                     Subsequent
                                                         Initial Cost              To Acquisition
                                                   --------------------------   --------------------
                                                                   Buildings
                                        Encum-                       and         Improve-   Carrying
                                        brances       Land       Improvements      ments      Costs
                                        -------      ----------  ------------   ----------  --------
    Wendy's Old Fashioned
      Hamburger Restaurants:
        Tampa, Florida                      -         336,218       462,400            -           -
        Endicott, New York                  -         277,965       243,839            -           -
        Ithaca, New York                    -         310,462       208,618            -           -

    Other:
      Lebanon, New Hampshire (g) (j)        -         448,724             -      696,741           -
                                                   ----------    ----------   ----------    --------

                                                   $6,069,665    $6,018,279   $2,528,251    $      -
                                                   ==========    ==========   ==========    ========

Property of Joint Venture
  in Which the Partnership
  has a 43% Interest and has
  Invested in Under an
  Operating Lease:
    Waffle House Restaurant:
      Cocoa, Florida                        -      $  183,229    $  192,857   $        -    $      -
                                                   ==========    ==========   ==========    ========

Property of Joint Venture
  in Which the Partnership
  has a 49% Interest and
  has Invested in Under
  an Operating Lease:
    Burger King Restaurant:
      Knoxville, Tennessee                  -      $  283,961    $  430,406   $        -    $      -
                                                   ==========    ==========   ==========    ========

Property in Which the Partnership
  has a 42.23% Interest as
  Tenants-in-Common and has
  Invested in under an Operating
  Lease:
    Boston Market Restaurant:
      Mesa, Arizona                         -      $  440,842    $  650,622   $        -    $      -
                                                   ==========    ==========   ==========    ========

Property in Which the Partnership
 has a 27.78% Interest as
 Tenants-in-Common and has
 Invested in Under an Operating
 Lease:
    Chevy's Fresh Mex Restaurant:
      Vancouver, Washington                 -      $  875,659    $1,389,366  $         -    $      -
                                                   ==========    ==========  ===========    ========

                                                                                                                          Life
                                                                                                                         on Which
                                                        Gross Amount at Which Carried                                  Depreciation
                                                           at Close of Period (c) (j)                                    in Latest
                                                         ------------------------------
                                                         Buildings                                  Date                  Income
                                                            and                     Accumulated    of Con-    Date     Statement is
                                           Land        Improvements       Total     Depreciation  struction  Acquired    Computed
                                      -------------  ----------------  -----------  ------------  ---------  --------  -------------



    Wendy's Old Fashioned
      Hamburger Restaurants:
        Tampa, Florida                    336,218          462,400        798,618       136,151       1987       02/89         (b)
        Endicott, New York                277,965          243,839        521,804        65,700       1976       12/89         (b)
        Ithaca, New York                  310,462          208,618        519,080        56,211       1977       12/89         (b)

    Other:
      Lebanon, New Hampshire (g) (j)      448,724          696,741      1,145,465       196,444       1989       03/89         (b)
                                        ---------      -----------    -----------    ----------

                                       $6,069,665      $ 8,546,530    $14,616,195    $1,944,358
                                       ==========      ===========    ===========    ==========

Property of Joint Venture
  in Which the Partnership
  has a 43% Interest and has
  Invested in Under an
  Operating Lease:
    Waffle House Restaurant:
      Cocoa, Florida                   $  183,229      $   192,857    $   376,086    $   51,481       1986       12/89         (b)
                                       ==========      ===========    ===========    ==========

Property of Joint Venture
  in Which the Partnership
  has a 49% Interest and
  has Invested in Under
  an Operating Lease:
    Burger King Restaurant:
      Knoxville, Tennessee             $  283,961      $   430,406    $   714,367    $  113,341       1985       01/90         (b)
                                       ==========      ===========    ===========    ==========

Property in Which the Partnership
  has a 42.23% Interest as
  Tenants-in-Common and has
  Invested in under an Operating
  Lease:
    Boston Market Restaurant:
      Mesa, Arizona                    $  440,842      $   650,622    $ 1,091,464    $    4,021       1997       10/97         (b)
                                       ==========      ===========    ===========    ==========

Property in Which the Partnership
 has a 27.78% Interest as
 Tenants-in-Common and has
 Invested in Under an Operating
 Lease:
    Chevy's Fresh Mex Restaurant:
      Vancouver, Washington            $  875,659      $ 1,389,366    $ 2,265,025    $      127       1994       12/97         (b)
                                       ==========      ===========    ===========    ==========

                            CNL INCOME FUND V, LTD.
                        (A Florida Limited Partnership)

      SCHEDULE III - REAL ESTATE AND ACCUMULATED DEPRECIATION - CONTINUED
      -------------------------------------------------------------------

                               December 31, 1997

                                                                       Costs Capitalized
                                                                           Subsequent
                                                       Initial Cost      To Acquisition
                                                    -----------------  ------------------
                                                        Buildings
                               Encum-                      and          Improve-  Carrying
                               brances      Land       Improvements      ments     Costs
                               -------   ---------   --------------   --------   --------
Properties the Partnership
  has Invested in Under
  Direct Financing Leases:
    Captain D's Restaurant:
      Zanesville, Ohio              -    $ 99,651      $  390,518   $      -   $      -

    Denny's Restaurants:
      Dalesville, Indiana           -     125,562         458,914          -          -
      Huron, Ohio                   -      27,418         456,139          -          -

    Tony Romas:
      Sandy, Utah                   -           -         911,072          -          -
                                         --------     -----------   --------   --------

                                         $252,631      $2,216,643   $      -   $      -
                                         ========     ===========   ========   ========


                                                                                                                      Life
                                                      Gross Amount at Which Carried                                 on Which
                                                         at Close of Period (c)                                   Depreciation
                                                      -----------------------------                                 in Latest
                                                        Buildings                               Date                  Income
                                                          and                   Accumulated   of Con-    Date     Statement is
                                          Land       Improvements    Total     Depreciation  struction  Acquired    Computed
                                        ------  -----------------  ----------  ------------  ---------  --------  ------------
Properties the Partnership
  has Invested in Under
  Direct Financing Leases:
    Captain D's Restaurant:
      Zanesville, Ohio                   (f)           (f)            (f)          (e)         1988       03/89       (e)

    Denny's Restaurants:
      Dalesville, Indiana                (f)           (f)            (f)          (e)         1974       02/89       (e)
      Huron, Ohio                        (f)           (f)            (f)          (e)         1971       05/89       (e)

    Tony Romas:
      Sandy, Utah                         -            (f)            (f)          (d)         1997       12/97       (d)


                            CNL INCOME FUND V, LTD.
                        (A Florida Limited Partnership)

       NOTES TO SCHEDULE III - REAL ESTATE AND ACCUMULATED DEPRECIATION
       ----------------------------------------------------------------

                               December 31, 1997


(a) Transactions in real estate and accumulated depreciation during 1997, 1996 and 1995, are summarized as follows:

                                                                  Accumulated
                                                    Cost (i)     Depreciation
                                                  ------------   ------------
          Properties the Partnership has
            Invested in Under Operating
            Leases:

              Balance, December 31, 1994          $19,808,218      $1,873,060
              Dispositions                         (1,039,130)       (142,342)
              Depreciation expense                          -         397,735
                                                  -----------      ----------

              Balance, December 31, 1995           18,769,088       2,128,453
              Disposition                          (1,053,110)       (158,845)
              Depreciation expense                          -         376,766
                                                  -----------      ----------

              Balance, December 31, 1996           17,715,978       2,346,374
              Disposition                          (3,099,783)       (726,447)
              Depreciation expense (j)                      -         324,431
                                                  -----------      ----------

              Balance, December 31, 1997          $14,616,195      $1,944,358
                                                  ===========      ==========


          Property of Joint Venture in
            Which the Partnership has a
            43% Interest and has Invested
            in Under an Operating Lease:

              Balance, December 31, 1994          $   376,086      $   32,195
              Depreciation expense                          -           6,429
                                                  -----------      ----------

              Balance, December 31, 1995              376,086          38,624
              Depreciation expense                          -           6,429
                                                  -----------      ----------

              Balance, December 31, 1996              376,086          45,053
              Depreciation expense                          -           6,428
                                                  -----------      ----------

              Balance, December 31, 1997          $   376,086      $   51,481
                                                  ===========      ==========


          Property of Joint Venture in
            Which the Partnership has a
            49% Interest and has Invested
            in Under an Operating Lease:

              Balance, December 31, 1994          $   714,367      $   70,300
              Depreciation expense                          -          14,347
                                                  -----------      ----------

              Balance, December 31, 1995              714,367          84,647
              Depreciation expense                          -          14,347
                                                  -----------      ----------

              Balance, December 31, 1996              714,367          98,994
              Depreciation expense                          -          14,347
                                                  -----------      ----------

              Balance, December 31, 1997          $   714,367      $  113,341
                                                  ===========      ==========

                            CNL INCOME FUND V, LTD.
                        (A Florida Limited Partnership)

       NOTES TO SCHEDULE III - REAL ESTATE AND ACCUMULATED DEPRECIATION
       ----------------------------------------------------------------

                               December 31, 1997

                                                                  Accumulated
                                                    Cost (i)     Depreciation
                                                  ------------   ------------
          Property in Which the Partner-
            ship has a 42.23% Interest
            as Tenants-in-Common and has
            Invested in Under an
            Operating Lease:

              Balance, December 31, 1996          $         -      $        -
              Acquisitions                          1,091,464               -
              Depreciation expense                          -           4,021
                                                  -----------      ----------

              Balance, December 31, 1997          $ 1,091,464      $    4,021
                                                  ===========      ==========


          Property in Which the Partner-
            ship has a 27.78% Interest
            as Tenants-in-Common and has
            Invested in Under an
            Operating Lease:

              Balance, December 31, 1996          $         -      $        -
              Acquisitions                          2,265,025               -
              Depreciation expense                          -             127
                                                  -----------      ----------

              Balance, December 31, 1997          $ 2,265,025      $      127
                                                  ===========      ==========

                            CNL INCOME FUND V, LTD.
                        (A Florida Limited Partnership)

              NOTES TO SCHEDULE III - REAL ESTATE AND ACCUMULATED
              ---------------------------------------------------
                           DEPRECIATION - CONTINUED
                           ------------------------

                               December 31, 1997


(b) Depreciation expense is computed for buildings and improvements based upon estimated lives of 30 years.

(c) As of December 31, 1997, the aggregate cost of the Properties owned by the Partnership and its consolidated joint venture, and the unconsolidated joint ventures for federal income tax purposes was $15,626,886 and $5,493,388, respectively. All of the leases are treated as operating leases for federal income tax purposes.

(d) For financial reporting purposes, the portion of the lease relating to the building has been recorded as a direct financing lease. The cost of the building has been included in the net investment in direct financing leases; therefore, depreciation is not applicable.

(e) For financial reporting purposes, the lease for land and building has been recorded as a direct financing lease. The cost of the land and building has been included in net investment in direct financing leases; therefore, depreciation is not applicable.

(f) For financial reporting purposes, certain components of the lease relating to the land and building have been recorded as a direct financing lease. Accordingly, costs related to these components of this lease are not shown.

(g) The restaurant on the Property in Lebanon, New Hampshire, was converted from a Ponderosa Steakhouse restaurant to a local, independent restaurant in 1992.

(h) Effective January 1, 1994, the lease for this Property was amended, resulting in the reclassification of the building portion of the lease as an operating lease. The building was recorded at net book value as of January 1, 1994, and depreciated over its remaining estimated life of approximately 25 years.

(i) Effective February 1, 1994, the lease for this Property was terminated, resulting in the lease's reclassification as an operating lease.

(j) For financial reporting purposes, the undepreciated cost of the Properties in Belding, Michigan, and Lebanon, New Hampshire was written down to net realizable value due to an anticipated impairment in value. The Partnership recognized the impairment by recording an allowance for loss on land and building in the amount of $151,671 and $99,023 for the Properties in Belding, Michigan and Lebanon, New Hampshire, respectively, at December 31, 1997. The impairments at December 31, 1997 are based on anticipated sales prices. The cost of the Properties presented on this schedule is the gross amount at which the Properties were carried at December 31, 1997, excluding the allowance for loss on land and buildings.

(k) During the year ended December 31, 1997, the Partnership and an affiliate, as tenants-in-common, purchased land and building from CNL BB Corp., an affiliate of the General Partners, for an aggregate cost of $1,091,464.

                            CNL INCOME FUND V, LTD.
                        (A Florida Limited Partnership)

                  SCHEDULE IV - MORTGAGE LOANS ON REAL ESTATE
                  -------------------------------------------

                               December 31, 1997

                                                                                                             Principal
                                                                                                              Amount
                                                                                                              of Loan
                                                                                               Carrying      Subject to
                                                Final       Periodic              Face         Amount of     Delinquent
                                Interest       Maturity      Payment    Prior   Amount of       Mortgage      Principal
Description                       Rate           Date         Terms     Liens    Mortgage         (1)        or Interest
---------------------           --------     ------------   --------    -----   ----------   -------------   -----------
Perkins - Myrtle Beach, FL
First Mortgage                   10.25%        July 2000       (2)      $   -   $1,040,000   $  883,417        $     -

Ponderosa - St. Cloud, FL
First Mortgage                   10.75%      October 2011      (3)          -    1,057,299      874,750              -
                                                                        -----   ----------   ----------        -------

    Total                                                               $   -   $2,097,299   $1,758,167(4)     $     -
                                                                        =====   ==========   ==========        =======


(1) The tax carrying value of the notes are $1,796,264, which are net of deferred gains of $310,442.

(2) Monthly payments of principal and interest at an annual rate of 10.25%, with a balloon payment at maturity of $1,006,004.

(3) Twelve monthly payments of interest only and 168 equal monthly payments of principal and interest at an annual rate of 10.75%.

(4)  The changes in the carrying amounts are summarized as follows:

                                      1997           1996           1995
                                   ----------     ----------     ----------
   Balance at beginning of
      period                       $1,772,858     $  895,736     $        -

   New mortgage loan                        -      1,057,299      1,040,000

   Interest earned                    211,263        126,533         43,974

   Collections of principal
     and interest                    (227,316)      (123,832)       (46,597)

   Deferred gain on sale
     of land and building                   -       (183,802)      (141,641)

   Recognition of deferred
     gain on sale of land
     and building                       1,362            924              -
                                   ----------     ----------     ----------

   Balance at end of period        $1,758,167     $1,772,858     $  895,736
                                   ==========     ==========     ==========

                       Report of Independent Accountants

To the Partners
CNL Income Fund VI, Ltd.

In connection with our audits of the financial statements of CNL Income Fund VI, Ltd. (A Florida Limited Partnership) as of December 31, 1997 and 1996, and for each of the three years in the period ended December 31, 1997, which financial statements are included in the Prospectus, we have also audited the financial statement schedules listed in Item 99.1 herein.

In our opinion, these financial statement schedules, when considered in relation to the basic financial statements, taken as a whole, present fairly, in all material respects, the information required to be included therein.

/s/ COOPERS & LYBRAND L.L.P.

Orlando, Florida
January 24, 1998

                           CNL INCOME FUND VI, LTD.
                        (A Florida Limited Partnership)

                SCHEDULE II - VALUATION AND QUALIFYING ACCOUNTS
                -----------------------------------------------

                 Years Ended December 31, 1997, 1996 and 1995



                                                Additions                    Deductions
                                        --------------------------    -----------------------

                         Balance at     Charged to      Charged to       Deemed                  Balance
                          Beginning      Costs and       Other         Uncollec-                  at End
Year    Description         of Year       Expenses      Accounts        tible       Collected    of Year
------  -----------      ----------     ----------    ----------      ---------     ---------    -------
1995    Allowance for
         doubtful
         accounts (a)    $186,342       $    -        $ 75,202        (b) $ 49,672  $ 8,303      $203,569
                         ========       =======       ========            ========  =======      ========

1996    Allowance for
         doubtful
         accounts (a)    $203,569       $    -        $ 11,762        (b) $ 78,084  $11,658      $125,589
                         ========       =======       ========            ========  =======      ========

1997    Allowance for
         doubtful
         accounts (a)    $125,589       $    -        $268,022        (b) $  1,914  $18,590      $373,107
                         ========       =======       ========            ========  =======      ========


     (a) Deducted from receivables and accrued rental income on the balance sheet.

     (b)  Reduction of rental and other income.

                           CNL INCOME FUND VI, LTD.
                        (A Florida Limited Partnership)

            SCHEDULE III - REAL ESTATE AND ACCUMULATED DEPRECIATION
            -------------------------------------------------------

                               December 31, 1997

                                                                                        Costs Capitalized
                                                                                            Subsequent
                                                         Initial Cost                     To Acquisition
                                                       ----------------                 -----------------
                                                              Buildings
                                   Encum-                        and             Improve-       Carrying
                                   brances      Land         Improvements         ments           Costs
                                   -------    ---------      ------------        --------       --------
Properties the Partnership
  has Invested In Under
  Operating Leases:

    Bertucci's:
      Marietta, Georgia              -        $399,885       $  712,762          $      -         $    -

    Burger King Restaurants:
      Sevierville, Tennessee         -         352,845          609,006                 -              -
      Walker Springs, Tennessee      -         370,839          563,193                 -              -
      Knoxville, Tennessee           -         421,258          539,964                 -              -
      Greeneville, Tennessee         -         318,817          642,538                 -              -

    Church's Fried Chicken
      Restaurant:
        Orlando, Florida             -         177,440          270,985                 -              -

    Denny's Restaurant:
      Deland, Florida                 -        448,435                -           600,394              -

    Golden Corral Family
      Steakhouse Restaurants:
        Albuquerque, New Mexico       -        717,708        1,018,823                 -             -
        Amarillo, Texas               -        773,627          908,171                 -             -
        Lawton, Oklahoma              -        559,095          838,642                 -             -
        El Paso, Texas                -        670,916                -           837,317             -

    Hardee's Restaurants:
      Greensburg, Indiana             -        222,559                -           640,529             -
      Bellevue, Nebraska              -        397,402                -                 -              -
      Springfield, Tennessee          -        203,159          413,221                 -              -

    IHOP:
      Elgin, Illinois                 -        426,831                 -               -              -
      Manassas, Virginia              -        366,992           759,788               -              -

    Jack in the Box Restaurant:
      San Antonio, Texas              -        272,300                 -               -              -

    KFC Restaurants:
      Caro, Michigan                  -        150,804                 -         373,558              -
      Gainesville, Florida            -        321,789           287,429               -              -

    Perkins Restaurants:
      Melbourne, Florida (i)          -        428,901                 -               -              -


                                                                                                                      Life
                                               Gross Amount at Which Carried                                        on Which
                                               at Close of Period (c) (h) (i)                                     Depreciation
                                              ------------------------------                                        in Latest
                                                    Buildings                                 Date                   Income
                                                       and                   Accumulated     of Con-       Date    Statement is
                                     Land         Improvements      Total    Depreciation   struction   Acquired     Computed
                                     ------     ---------------- ----------  ------------   ---------   --------   -------------
Properties the Partnership
  has Invested In Under
  Operating Leases:

    Bertucci's:
      Marietta, Georgia              $399,885     $   712,762    $ 1,112,647  $   20,152      1993       02/97          (b)

    Burger King Restaurants:
      Sevierville, Tennessee          352,845         609,006        961,851     162,179      1986       01/90          (b)
      Walker Springs, Tennessee       370,839         563,193        934,032     149,722      1986       01/90          (b)
      Knoxville, Tennessee            421,258         539,964        961,222     143,793      1985       01/90          (b)
      Greeneville, Tennessee          318,817         642,538        961,355     171,109      1988       01/90          (b)

    Church's Fried Chicken
      Restaurant:
        Orlando, Florida              177,440         270,985        448,425      69,342      1985       04/90          (b)

    Denny's Restaurant:
      Deland, Florida                 448,435         600,394      1,048,829     155,719      1990       10/89          (b)

    Golden Corral Family
      Steakhouse Restaurants:
        Albuquerque, New Mexico       717,708       1,018,823      1,736,531     272,251      1989       12/89          (b)
        Amarillo, Texas               773,627         908,171      1,681,798     242,677      1989       12/89          (b)
        Lawton, Oklahoma              559,095         838,642      1,397,737     224,097      1989       12/89          (b)
        El Paso, Texas                670,916         837,317      1,508,233     207,073      1990       04/90          (b)

    Hardee's Restaurants:
      Greensburg, Indiana             222,559         640,529        863,088     140,968      1989       07/89          (b)
      Bellevue, Nebraska              397,402           (f)          397,402           -      1990       12/89          (d)
      Springfield, Tennessee          203,159         413,221        616,380      98,003      1990       11/90          (b)

    IHOP:
      Elgin, Illinois                 426,831           (f)          426,831           -      1997       12/97          (d)
      Manassas, Virginia              366,992         759,788      1,126,780         136      1986       12/97          (b)

    Jack in the Box Restaurant:
      San Antonio, Texas              272,300           (f)          272,300           -      1990       08/90          (d)

    KFC Restaurants:
      Caro, Michigan                  150,804         373,558        524,362      96,503      1990       03/90          (b)
      Gainesville, Florida            321,789         287,429        609,218      68,668      1985       11/90          (b)

    Perkins Restaurants:
      Melbourne, Florida (i)          428,901           (f)          428,901           -      1990       11/89          (d)

                           CNL INCOME FUND VI, LTD.
                        (A Florida Limited Partnership)

      SCHEDULE III - REAL ESTATE AND ACCUMULATED DEPRECIATION - CONTINUED
      -------------------------------------------------------------------

                               December 31, 1997



                                                                             Costs Capitalized
                                                                                Subsequent
                                                   Initial Cost               To Acquisition
                                            --------------------------    -----------------------
                                                           Buildings
                                   Encum-                     and         Improve-      Carrying
                                   brances    Land        Improvements     ments         Costs
                                   -------  ---------     ------------    --------      --------
    Popeyes Famous Fried
      Chicken Restaurants:
        Jacksonville, Florida        -          121,901        190,505     123,663          -
        Jacksonville, Florida        -          141,356        185,933     132,144          -
        Gainesville, Florida         -           83,542        208,564     192,227          -
        Jacksonville, Florida        -           93,914        158,543     163,399          -
        Tallahassee, Florida         -          116,019        233,858     177,915          -

    Shoney's Restaurants:
      Nashville, Tennessee           -          320,540        531,507           -          -

    Taco Bell Restaurant:
      Detroit, Michigan              -          171,240              -     385,709          -

    Waffle House Restaurants:
      Clearwater, Florida            -          130,499        268,580           -          -
      Roanoke, Virginia              -          119,533        236,219           -          -
      Atlantic Beach, Florida        -          141,627        263,021           -          -

    Wendy's Old Fashioned
      Hamburger Restaurant:
        Liverpool, New York (h)      -          213,380        155,981           -          -

    Other:
      Hermitage, Tennessee           -          391,156              -     720,026          -
                                            -----------     ----------  ----------     ------

                                            $10,046,309     $9,997,233  $4,346,881     $    -
                                            ===========     ==========  ==========     ======

Property of Joint Venture
  in Which the Partnership
  has a 36% Interest and has
  Invested in Under an
  Operating Lease:
    Darryl's Restaurant:
      Greensboro, North Carolina     -      $   261,013     $        -  $        -     $    -
                                            ===========     ==========  ==========     ======

Property of Joint Venture
  in Which the Partnership
  has a 3.9% Interest and has
  Invested in Under an
  Operating Lease:
    KFC Restaurant:
      Auburn, Massachusetts          -      $   484,362     $        -  $        -     $    -
                                            ===========     ==========  ==========     ======

Property of Joint Venture
 in Which the Partnership
 has a 14% Interest and
 has Invested in Under
 an Operating Lease:
  Burger King Restaurant:
    Asheville, North Carolina        -      $   438,695     $  450,432  $        -     $    -
                                            ===========     ==========  ==========     ======

                                                                                                                         Life
                                                   Gross Amount at Which Carried                                       on Which
                                                       at Close of Period (c)                                        Depreciation
                                                   -----------------------------                                       in Latest
                                                      Buildings                                   Date                  Income
                                                         and                      Accumulated    of Con-     Date    Statement is
                                      Land           Improvements       Total     Depreciation  struction  Acquired    Computed
                                      ----         ----------------  -----------  ------------  ---------  --------  -------------
    Popeyes Famous Fried
      Chicken Restaurants:
        Jacksonville, Florida           121,901           314,168         436,069        78,707       1985     04/90         (b)
        Jacksonville, Florida           141,356           318,077         459,433        79,848       1985     04/90         (b)
        Gainesville, Florida             83,542           400,791         484,333        97,685       1990     04/90         (b)
        Jacksonville, Florida            93,914           321,942         415,856        78,742       1985     04/90         (b)
        Tallahassee, Florida            116,019           411,773         527,792       101,119       1985     04/90         (b)

    Shoney's Restaurants:
      Nashville, Tennessee              320,540           531,507         852,047       146,906       1988     09/89         (b)

    Taco Bell Restaurant:
      Detroit, Michigan                 171,240           385,709         556,949       101,975       1990     11/89         (b)

    Waffle House Restaurants:
      Clearwater, Florida               130,499           268,580         399,079        71,352       1988     01/90         (b)
      Roanoke, Virginia                 119,533           236,219         355,752        62,754       1987     01/90         (b)
      Atlantic Beach, Florida           141,627           263,021         404,648        69,586       1986     01/90         (b)

    Wendy's Old Fashioned
      Hamburger Restaurant:
        Liverpool, New York (h)         213,380           155,981         369,361        40,891       1977     12/89         (b)

    Other:
      Hermitage, Tennessee              391,156           720,026       1,111,182       175,377       1990     02/90         (b)
                                    -----------       -----------     -----------    ----------

                                    $10,046,309       $14,344,114     $24,390,423    $3,327,334
                                    ===========       ===========     ===========    ==========

Property of Joint Venture
  in Which the Partnership
  has a 36% Interest and has
  Invested in Under an
  Operating Lease:
    Darryl's Restaurant:
      Greensboro, North Carolina    $   261,013             (f)       $   261,013    $        -       1974     06/97         (d)
                                    ===========                       ===========    ==========
Property of Joint Venture
  in Which the Partnership
  has a 3.9% Interest and has
  Invested in Under an
  Operating Lease:
    KFC Restaurant:
      Auburn, Massachusetts         $   484,362             (f)       $   484,362    $        -       1989     01/90         (d)
                                    ===========                       ===========    ==========
Property of Joint Venture
 in Which the Partnership
 has a 14% Interest and
 has Invested in Under
 an Operating Lease:
  Burger King Restaurant:
    Asheville, North Carolina       $   438,695       $   450,432     $   889,127    $  101,933       1986     03/91         (b)
                                    ===========       ===========     ===========    ==========

                            CNL INCOME FUND VI, LTD.
                        (A Florida Limited Partnership)

      SCHEDULE III - REAL ESTATE AND ACCUMULATED DEPRECIATION - CONTINUED
      -------------------------------------------------------------------

                               December 31, 1997




                                                                                          Costs Capitalized
                                                                                              Subsequent
                                                               Initial Cost                 To Acquisition
                                                              -------------               -----------------
                                                                    Buildings
                                     Encum-                            and          Improve-      Carrying
                                     brances        Land           Improvements       ments        Costs
                                     -------      ---------        ------------    ---------      --------
Property in Which the Partner-
  has a 17.93% Interest as
  Tenants-in-Common and has
  Invested in Under an
  Operating Lease:
    Golden Corral Family
      Steakhouse Restaurant:
        Clinton, North Carolina            -       $138,382        $   676,588        $      -    $      -
                                                  =========        ===========        =========   ========

Property in Which the Partner-
  ship has a 23.04% Interest
  as Tenants-in-Common and
  has Invested in Under an
  Operating Lease:
    Chevy's Fresh Mex Restaurant:
      Vancouver, Washington                -       $875,659        $ 1,389,366        $       -   $      -
                                                   ========        ===========        =========   ========

Properties the Partnership
  has Invested in Under
  Direct Financing Leases:
    Denny's Restaurant:
      Cheyenne, Wyoming                    -       $162,209        $   648,839        $       -   $      -
      Broken Arrow, Oklahoma               -        164,640            559,972                -          -

    IHOP:
      Elgin, Illinois                      -              -          1,057,282                -          -

    Hardee's Restaurants:
      Bellevue, Nebraska                   -              -            556,737                -          -
      Waynesburg, Ohio                     -        136,242            441,299                -          -

    Jack in the Box Restaurant:
      San Antonio, Texas                   -              -            420,568                -          -

    Perkins Restaurants:
      Melbourne, Florida (i)               -              -                  -          305,120          -

    Other:
      Chester, Pennsylvania (g)            -         98,009                  -          495,472          -
                                                  ---------        -----------        ---------   --------

                                           -       $561,100        $ 3,684,697        $800,592    $      -
                                                  =========        ===========        =========   ========

Property of Joint Venture
  in Which the Partnership
  has a 3.9% Interest and
  has Invested in Under
  a Direct Financing Lease:
    KFC Restaurant:
      Auburn, Massachusetts                -       $      -          $      -         $434,947    $      -
                                                  =========          ========         ========


                                                                                                                           Life
                                                     Gross Amount at Which Carried                                       on Which
                                                      at Close of Period (c) (h) (i)                                   Depreciation
                                                      ------------------------------                                    in Latest
                                                    Buildings                                      Date                  Income
                                                      and                         Accumulated     of Con-      Date    Statement is
                                      Land        Improvements       Total        Depreciation   struction   Acquired    Computed
                                      ------   -----------------   ----------     ------------   ---------   --------  ------------
Property in Which the Partner-
  has a 17.93% Interest as
  Tenants-in-Common and has
  Invested in Under an
  Operating Lease:
    Golden Corral Family
      Steakhouse Restaurant:
        Clinton, North Carolina     $   138,382    $   676,588     $   814,970       $   43,595     1996       01/96        (b)
                                    ===========    ===========     ===========       ==========

Property in Which the Partner-
  ship has a 23.04% Interest
  as Tenants-in-Common and
  has Invested in Under an
  Operating Lease:
    Chevy's Fresh Mex Restaurant:
      Vancouver, Washington         $   875,659    $ 1,389,366     $ 2,265,025       $      127     1994       12/97        (b)
                                    ===========    ===========     ===========       ==========

Properties the Partnership
  has Invested in Under
  Direct Financing Leases:
    Denny's Restaurant:
      Cheyenne, Wyoming                 (f)            (f)             (f)               (e)        1980       12/89        (e)
      Broken Arrow, Oklahoma            (f)            (f)             (f)               (e)        1982       08/95        (e)

    IHOP:
      Elgin, Illinois                    -             (f)             (f)               (e)        1997       12/97        (e)

    Hardee's Restaurants:
      Bellevue, Nebraska                 -             (f)             (f)               (d)        1990       12/89        (d)
      Waynesburg, Ohio                  (f)            (f)             (f)               (e)        1990       11/90        (e)

    Jack in the Box Restaurant:
      San Antonio, Texas                 -             (f)             (f)               (d)        1990       08/90        (d)

    Perkins Restaurants:
      Melbourne, Florida (i)             -             (f)             (f)               (d)        1990       11/89        (d)

    Other:
      Chester, Pennsylvania (g)         (f)            (f)             (f)               (e)        1991       12/89        (e)


Property of Joint Venture
  in Which the Partnership
  has a 3.9% Interest and
  has Invested in Under
  a Direct Financing Lease:
    KFC Restaurant:
      Auburn, Massachusetts              -             (f)             (f)               (d)        1989       01/90        (d)

                            CNL INCOME FUND VI, LTD.
                        (A Florida Limited Partnership)

      SCHEDULE III - REAL ESTATE AND ACCUMULATED DEPRECIATION - CONTINUED
      -------------------------------------------------------------------

                               December 31, 1997




                                                                                     Costs Capitalized
                                                                                        Subsequent
                                                      Initial Cost                   To Acquisition
                                                   ------------------                -------------------
                                                                 Buildings
                                          Encum-                    and           Improve-          Carrying
                                          brances      Land      Improvements       ments            Costs
                                          -------      ----       ------------     ---------        --------

Property of Joint Venture
  in Which the Partnership
  has a 36% Interest and
  has Invested in Under
  a Direct Financing Lease:

    Darryl's Restaurant:
      Greensboro, North Carolina             -         $  -      $          -      $ 521,400        $      -
                                                       ====      ============      =========        ========

                                                                                                                        Life
                                                    Gross Amount at Which Carried                                      on Which
                                                       at Close of Period (c) (h)                                     Depreciation
                                                    --------------------------------
                                                                                                                       in Latest
                                                Buildings                                      Date                      Income
                                                   and                       Accumulated      of Con-        Date      Statement is
                                   Land       Improvements       Total      Depreciation      struction    Acquired     Computed
                                  ------   -----------------  ----------    ------------      ---------    --------   ------------

Property of Joint Venture
  in Which the Partnership
  has a 36% Interest and
  has Invested in Under
  a Direct Financing Lease:

    Darryl's Restaurant:
      Greensboro, North Carolina     -         (f)               (f)             (d)            1974         06/97           (d)

                           CNL INCOME FUND VI, LTD.
                        (A Florida Limited Partnership)

       NOTES TO SCHEDULE III - REAL ESTATE AND ACCUMULATED DEPRECIATION
       ----------------------------------------------------------------

                               December 31, 1997


(a) Transactions in real estate and accumulated depreciation during 1997, 1996 and 1995, are summarized as follows:

                                                                        Accumulated
                                                      Cost(h)(i)       Depreciation
                                                      ----------       ------------
          Properties the Partnership
            has Invested In Under
            Operating Leases:

             Balance, December 31, 1994               $26,191,835        $2,307,725
             Dispositions                                (889,049)          (79,459)
             Additional costs capitalized                  25,646                 -
             Depreciation expense                               -           489,480
                                                      -----------        ----------

             Balance, December 31, 1995                25,328,432         2,717,746
             Disposition                                 (980,904)          (34,279)
             Depreciation expense                               -           481,683
                                                      -----------        ----------

             Balance, December 31, 1996                24,347,528         3,165,150
             Acquisition                                2,791,258                 -
             Disposition                               (2,748,363)         (309,754)
             Depreciation expense                               -           471,938
                                                      -----------        ----------

             Balance, December 31, 1997               $24,390,423        $3,327,334
                                                      ===========        ==========

          Property of Joint Venture in
            Which the Partnership has a
            36% Interest and has Invested
            in Under an Operating Lease:

             Balance, December 31, 1994               $   721,893        $  127,072
             Depreciation expense                               -            20,847
                                                      -----------        ----------

             Balance, December 31, 1995                   721,893           147,919
             Depreciation expense                               -            20,846
                                                      -----------        ----------

             Balance, December 31, 1996                   721,893           168,765
             Acquisition                                  261,013                 -
             Disposition                                 (721,893)         (170,478)
             Depreciation expense                               -             1,713
                                                      -----------        ----------

             Balance, December 31, 1997               $   261,013        $        -
                                                      ===========        ==========

                           CNL INCOME FUND VI, LTD.
                        (A Florida Limited Partnership)

              NOTES TO SCHEDULE III - REAL ESTATE AND ACCUMULATED
              ---------------------------------------------------
                           DEPRECIATION - CONTINUED
                           ------------------------

                               December 31, 1997



                                                                         Accumulated
                                                         Cost(h)(i)     Depreciation
                                                         ----------     ------------

Property of Joint Venture in
  Which the Partnership has a
  3.9% Interest and has Invested
  in Under an Operating Lease:

   Balance, December 31, 1994                             $ 484,362         $      -
   Depreciation expense (d)                                       -                -
                                                          ---------         --------

   Balance, December 31, 1995                               484,362                -
   Depreciation expense (d)                                       -
                                                          ---------

   Balance, December 31, 1996                               484,362                -
   Depreciation expense (d)                                       -
                                                          ---------

   Balance, December 31, 1997                             $ 484,362         $      -
                                                          =========         ========


Property of Joint Venture in
  Which the Partnership has a
  14% Interest and has Invested
  in Under an Operating Lease:

   Balance, December 31, 1994                             $ 889,127         $ 56,891
   Depreciation expense                                           -           15,014
                                                          ---------         --------

   Balance, December 31, 1995                               889,127           71,905
   Depreciation expense                                           -           15,014
                                                          ---------         --------

   Balance, December 31, 1996                               889,127           86,919
   Depreciation expense                                           -           15,014
                                                          ---------         --------

   Balance, December 31, 1997                             $ 889,127         $101,933
                                                          =========         ========


Property in Which the Partnership
  has a 51.67% Interest as Tenants-
  in-Common and has Invested
  in Under an Operating Lease:

   Balance, December 31, 1994                             $ 881,033         $  9,720
   Depreciation expense                                           -           20,860
                                                          ---------         --------

   Balance, December 31, 1995                               881,033           30,580
   Depreciation expense                                           -           20,860
                                                          ---------         --------

   Balance, December 31, 1996                               881,033           51,440
   Depreciation expense                                           -           17,383
   Dispositions                                            (881,033)         (68,823)
                                                          ---------         --------

   Balance, December 31, 1997                             $       -         $      -
                                                          =========         ========

                           CNL INCOME FUND VI, LTD.
                        (A Florida Limited Partnership)

              NOTES TO SCHEDULE III - REAL ESTATE AND ACCUMULATED
              ---------------------------------------------------
                           DEPRECIATION - CONTINUED
                           ------------------------

                               December 31, 1997

                                                                          Accumulated
                                                          Cost(h)(i)     Depreciation
                                                         -----------     ------------

          Property in Which the Partnership
            has a 17.93% Interest as Tenants-
            in-Common and has Invested in
            Under an Operating Lease:

              Balance, December 31, 1995                  $        -       $        -
              Acquisitions                                   814,970                -
              Depreciation expense                                 -           21,168
                                                         -----------     ------------

              Balance, December 31, 1996                     814,970           21,168
              Depreciation expense                                 -           22,427
                                                         -----------     ------------

              Balance, December 31, 1997                  $  814,970       $   43,595
                                                         ===========     ============


          Property in Which the Partnership
            has a 23.04% Interest as Tenants-
            in-Common and has Invested in
            Under an Operating Lease:

              Balance, December 31, 1996                  $        -       $        -
              Acquisitions                                 2,265,025                -
              Depreciation expense                                 -              127
                                                         -----------     ------------

              Balance, December 31, 1997                  $2,265,025       $      127
                                                         ===========     ============

(b) Depreciation expense is computed for buildings and improvements based upon estimated lives of 30 years.

(c) As of December 31, 1996, the aggregate cost of the Properties owned by the Partnership and its consolidated joint venture, and the unconsolidated joint ventures (including the two Properties held as tenants-in-common) for federal income tax purposes was $28,598,561 and $3,023,805, respectively. All of the leases are treated as operating leases for federal income tax purposes.

(d) For financial reporting purposes, the portion of the lease relating to the building has been recorded as a direct financing lease. The cost of the building has been included in net investment in direct financing leases; therefore, depreciation is not applicable.

(e) For financial reporting purposes, the lease for the land and building has been recorded as a direct financing lease. The cost of the land and building has been included in net investment in direct financing leases; therefore, depreci-ation is not applicable.

(f) For financial reporting purposes, certain components of the lease relating to land and building have been recorded as a direct financing lease. Accordingly, costs relating to these components of this lease are not shown.

(g) The tenant of this Property, Restaurant Management Services, Inc. subleased this Property to a franchisee of a regional restaurant chain. The franchisee vacated the Property; however, Restaurant Management Services, Inc. continues to be responsible for complying with all of the terms of the lease agreement and is continuing to pay rent on this Property, subject to certain rent concessions, to the Partnership.

                           CNL INCOME FUND VI, LTD.
                        (A Florida Limited Partnership)

              NOTES TO SCHEDULE III - REAL ESTATE AND ACCUMULATED
              ---------------------------------------------------
                           DEPRECIATION - CONTINUED
                           ------------------------

                               December 31, 1997


(h) For financial reporting purposes, the undepreciated cost of the Property in Liverpool, New York, was written down to its net realizable value due to an anticipated impairment in value. The Partnership recognized the impairment by recording an allowance for loss on land and building in the amount of $77,023 and $104,947 at December 31, 1996 and 1997, respectively. The impairment at December 31, 1996 represents the difference between the Property's carrying value and the property manager's estimate of the net realizable value of the Property based on an anticipated sales price to an interested third party. The impairment at December 31, 1997, represents the difference between the Property's carrying value and the property manager's estimate of the net realizable value of the Property based on the net sales proceeds received in February 1998 from the sale of the Property. The cost of the Property presented on this schedule is the gross amount at which the Property was carried at December 31, 1997, excluding the allowance for loss on land and building.

(i) For financial reporting purposes, the undepreciated cost of the Property in Melbourne, Florida, was written down to its net realizable value due to an anticipated impairment in value. The Partnership recognized the impairment by recording an allowance for loss on land and net investment in direct financing lease in the amount of $158,239 at December 31, 1997. The impairment at December 31, 1997, represents the difference between the Property's carrying value and the net sales proceeds received in February 1998 from the sale of the Property. The cost of the Property presented on this schedule is the gross amount at which the Property was carried at December 31, 1997, excluding the allowance for loss on land and net investment in direct financing lease.

                       Report of Independent Accountants

To the Partners
CNL Income Fund VII, Ltd.

In connection with our audits of the financial statements of CNL Income Fund, VII, Ltd. (A Florida Limited Partnership) as of December 31, 1997 and 1996, and for each of the three years in the period ended December 31, 1997, which financial statements are included in the Prospectus, we have also audited the financial statement schedules listed in Item 99.1 herein.

In our opinion, these financial statement schedules, when considered in relation to the basic financial statements, taken as a whole, present fairly, in all material respects, the information required to be included therein.

/s/ COOPERS & LYBRAND L.L.P.

Orlando, Florida
January 15, 1998

                           CNL INCOME FUND VII, LTD.
                        (A Florida Limited Partnership)

                SCHEDULE II - VALUATION AND QUALIFYING ACCOUNTS
                -----------------------------------------------

                  Years Ended December 31, 1997, 1996 and 1995

                                        Additions             Deductions
                                 ----------------------  --------------------
                                                                    Collected
                                                                    or Deter-
                     Balance at  Charged to  Charged to     Deemed   mined to  Balance
                      Beginning   Costs and       Other  Uncollec-    be Col-   at End
Year    Description     of Year    Expenses    Accounts      tible   lectible  of Year
------  -----------  ----------  ----------  ----------  ---------  ---------  -------
1995   Allowance for
         doubtful
       accounts (a)   $177,042    $    886   $304,609(b) $ 11,747   $    492   $470,298
                      ========    ========   ========    ========   ========   ========

1996   Allowance for
         doubtful
       accounts (a)   $470,298    $     -    $ 11,187(b) $412,202   $ 15,263   $ 54,020
                      ========    ========   ========    ========   ========   ========

1997   Allowance for
         doubtful
       accounts (a)   $ 54,020    $     -    $  5,000(b) $ 10,497   $  5,719   $ 42,804
                      ========    ========   ========    ========   ========   ========

     (a) Deducted from receivables and accrued rental income on the balance sheet.

     (b)  Reduction of rental, earned and other income.

                           CNL INCOME FUND VII, LTD.
                        (A Florida Limited Partnership)

            SCHEDULE III - REAL ESTATE AND ACCUMULATED DEPRECIATION
            -------------------------------------------------------

                               December 31, 1997

                                                                       Costs Capitalized
                                                                           Subsequent
                                                   Initial Cost          To Acquisition
                                              -----------------------  ------------------
                                                          Buildings
                                     Encum-                  and       Improve-  Carrying
                                     brances    Land     Improvements   ments     Costs
                                     -------  ---------  ------------  --------  --------
Properties the Partnership
  has Invested in Under
  Operating Leases:

    Boston Market Restaurant:
      Marietta, Georgia                    -   $534,421      $507,133  $      -  $      -

    Burger King Restaurants:
      Jefferson City, Tennessee            -    216,633       546,967         -         -
      Maryville, Tennessee                 -    419,766       545,880         -         -
      Sierra Vista, Arizona                -    421,170             -         -         -

    Checkers Drive-In Restaurant:
      Winter Springs, Florida              -    397,536             -         -         -

    Church's Fried Chicken
      Restaurants:
        Gainesville, Florida (h)           -     79,395       124,653         -         -
        Daytona Beach, Florida             -    149,701             -         -         -

    Golden Corral Family
      Steakhouse Restaurants:
        Odessa, Texas                      -    502,364       815,831         -         -
        Midland, Texas                     -    481,748       857,185         -         -
        El Paso, Texas                     -    745,506             -   802,132         -
        Harlingen, Texas                   -    503,799             -   890,878         -

    Hardee's Restaurants:
      Akron, Ohio                          -    198,086             -         -         -
      Dalton, Ohio                         -    180,556             -         -         -
      Minerva, Ohio                        -    143,775             -         -         -
      Orrville, Ohio                       -    176,169             -         -         -
      Seville, Ohio                        -    245,648             -         -         -
      Clinton, Tennessee                   -    295,861             -         -         -

    Jack in the Box Restaurant:
      San Antonio, Texas                   -    525,720             -   381,591         -

    KFC Restaurants:
      Friendswood, Texas                   -    161,906             -         -         -
      Arcadia, Florida                     -    175,020       333,759         -         -

                                                                                                                        Life
                                             Gross Amount at Which Carried                                             on Which
                                                 at Close of Period (c)                                               Depreciation
                                               --------------------------                                             in Latest
                                                 Buildings                                   Date                       Income
                                                   and                       Accumulated    of Con-        Date      Statement is
                                   Land        Improvements         Total    Depreciation  struction     Acquired      Computed
                                ----------   ----------------     ---------  ------------  ---------     --------    ------------
Properties the Partnership
  has Invested in Under
  Operating Leases:

    Boston Market Restaurant:
      Marietta, Georgia         $  534,421         $  507,133   $ 1,041,554    $   19,768     1994         10/96      (b)

    Burger King Restaurants:
      Jefferson City, Tennesse     216,633            546,967       763,600       138,365     1988         01/90      (b)
      Maryville, Tennessee         419,766            545,880       965,646       139,436     1986         01/90      (b)
      Sierra Vista, Arizona        421,170                (f)       421,170             -     1990         06/90      (d)

    Checkers Drive-In Restaura
      Winter Springs, Florida      397,536                  -       397,536            (g)       -         07/94      (g)

    Church's Fried Chicken
      Restaurants:
        Gainesville, Florida (h)    79,395            124,653       204,048        28,915     1983         01/91      (b)
        Daytona Beach, Florida     149,701                  -       149,701             -     1985         01/91      (i)

    Golden Corral Family
      Steakhouse Restaurants:
        Odessa, Texas              502,364            815,831     1,318,195       210,998     1990         03/90      (b)
        Midland, Texas             481,748            857,185     1,338,933       221,146     1990         04/90      (b)
        El Paso, Texas             745,506            802,132     1,547,638       194,783     1990         05/90      (b)
        Harlingen, Texas           503,799            890,878     1,394,677       218,774     1990         06/90      (b)

    Hardee's Restaurants:
      Akron, Ohio                  198,086                (f)       198,086             -     1990         11/90      (d)
      Dalton, Ohio                 180,556                (f)       180,556             -     1990         11/90      (d)
      Minerva, Ohio                143,775                (f)       143,775             -     1990         11/90      (d)
      Orrville, Ohio               176,169                (f)       176,169             -     1990         11/90      (d)
      Seville, Ohio                245,648                (f)       245,648             -     1990         11/90      (d)
      Clinton, Tennessee           295,861                (f)       295,861             -     1992         09/92      (d)

    Jack in the Box Restaurant
      San Antonio, Texas           525,720            381,591       907,311        94,510     1990         05/90      (b)

    KFC Restaurants:
      Friendswood, Texas           161,906                (f)       161,906             -     1990         06/90      (d)
      Arcadia, Florida             175,020            333,759       508,779        82,388     1985         08/90      (b)

                           CNL INCOME FUND VII, LTD.
                        (A Florida Limited Partnership)

      SCHEDULE III - REAL ESTATE AND ACCUMULATED DEPRECIATION - CONTINUED
      -------------------------------------------------------------------

                               December 31, 1997

                                                                      Costs Capitalized
                                                                         Subsequent
                                                 Initial Cost          To Acquisition
                                          ------------------------  --------------------
                                                       Buildings
                                 Encum-                   and        Improve-   Carrying
                                 brances     Land     Improvements    ments      Costs
                                 -------  ----------  ------------  ----------  --------
    Popeyes Famous Fried
      Chicken Restaurants:
        Jacksonville, Florida          -     128,398       139,768     136,262         -
        Lake City, Florida             -     130,300       254,747     139,099         -
        Jacksonville, Florida          -     142,490       137,396     134,259         -
        Brunswick, Georgia             -     104,720       251,955     150,888         -

    Rally's Restaurant:
      Toledo, Ohio                     -     281,880       196,608      47,002         -

    Shoney's Restaurants:
      Pueblo, Colorado                 -     492,230       559,769           -         -
      Saddlebrook, Florida             -     427,238             -     765,532         -

    Taco Bell Restaurant:
      Detroit, Michigan                -     168,429             -     402,674         -
                                          ----------    ----------  ----------  --------

                                          $8,430,465    $5,271,651  $3,850,317  $      -
                                          ==========    ==========  ==========  ========

Property of Joint Venture
  in Which the Partnership
  has a 51% Interest and has
  Invested in Under an
  Operating Lease:

    Burger King Restaurant:
      Knoxville, Tennessee             -  $  283,961    $  430,406  $        -  $      -
                                          ==========    ==========  ==========  ========

Properties of Joint Venture
  in Which the Partnership
  has an 18% Interest and has
  Invested in Under Operating
  Leases:

    Burger King Restaurants:
      Columbus, Ohio                   -  $  345,696    $  651,985  $        -  $      -
      San Antonio, Texas               -     350,479       623,615           -         -
      Pontiac, Michigan                -     277,192       982,200           -         -
      Raceland, Louisiana              -     174,019       986,879           -         -
      New Castle, Indiana              -     264,239       662,265           -         -
      Hastings, Minnesota              -     155,553       657,159           -         -
                                          ----------    ----------  ----------  --------

                                          $1,567,178    $4,564,103  $        -  $      -
                                          ==========    ==========  ==========  ========

                                                                                                                         Life
                                              Gross Amount at Which Carried                                             on Which
                                                  at Close of Period (c)                                               Depreciation
                                                --------------------------                                              in Latest
                                              Buildings                                         Date                      Income
                                                and                          Accumulated       of Con-        Date     Statement is
                                Land        Improvements         Total       Depreciation     struction     Acquired     Computed
                             ----------   ----------------     ---------     ------------     ---------     --------  -----------
    Popeyes Famous Fried
      Chicken Restaurants:
        Jacksonville, Florida   128,398            276,030       404,428           68,855       1985          04/90     (b)
        Lake City, Florida      130,300            393,846       524,146           98,674       1985          04/90     (b)
        Jacksonville, Florida   142,490            271,655       414,145           67,995       1985          04/90     (b)
        Brunswick, Georgia      104,720            402,843       507,563           98,627       1974          04/90     (b)

    Rally's Restaurant:
      Toledo, Ohio              281,880            243,610       525,490           56,776       1990          01/91     (b)

    Shoney's Restaurants:
      Pueblo, Colorado          492,230            559,769     1,051,999          137,616       1989          08/90     (b)
      Saddlebrook, Florida      427,238            765,532     1,192,770          193,096       1990          04/90     (b)

    Taco Bell Restaurant:
      Detroit, Michigan         168,429            402,674       571,103           98,848       1990          06/90     (b)
                             -----------         ----------   -----------       ----------

                             $8,430,465         $9,121,968   $17,552,433       $2,169,570
                             ===========         ==========   ===========       ==========
Property of Joint Venture
  in Which the Partnership
  has a 51% Interest and has
  Invested in Under an
  Operating Lease:

    Burger King Restaurant:
      Knoxville, Tennessee   $  283,961         $  430,406   $   714,367       $  113,341       1985          01/90       (b)
                             ==========         ==========   ===========       ==========

Properties of Joint Venture
  in Which the Partnership
  has an 18% Interest and has
  Invested in Under Operating
  Leases:

    Burger King Restaurants:
      Columbus, Ohio         $  345,696         $  651,985   $   997,681       $  136,114       1986          09/91       (b)
      San Antonio, Texas        350,479            623,615       974,094          130,190       1986          09/91       (b)
      Pontiac, Michigan         277,192            982,200     1,259,392          205,051       1987          09/91       (b)
      Raceland, Louisiana       174,019            986,879     1,160,898          206,028       1988          09/91       (b)
      New Castle, Indiana       264,239            662,265       926,504          138,259       1988          09/91       (b)
      Hastings, Minnesota       155,553            657,159       812,712          137,193       1990          09/91       (b)
                             ----------         ----------   -----------       ----------

                             $1,567,178         $4,564,103   $ 6,131,281       $  952,835
                             ==========         ==========   ===========       ==========

                           CNL INCOME FUND VII, LTD.
                        (A Florida Limited Partnership)

      SCHEDULE III - REAL ESTATE AND ACCUMULATED DEPRECIATION - CONTINUED
      -------------------------------------------------------------------

                               December 31, 1997

                                                                       Costs Capitalized
                                                                           Subsequent
                                                   Initial Cost          To Acquisition
                                              -----------------------  ------------------
                                                          Buildings
                                     Encum-                  and       Improve-  Carrying
                                     brances    Land     Improvements   ments     Costs
                                     -------  ---------  ------------  --------  --------
Property of Joint Venture in
  Which the Partnership has a
  4.79% Interest and has Invested
  in Under an Operating Lease:

    Jack in the Box Restaurant:
      Des Moines, Washington               -  $ 322,726  $    791,658  $      -  $      -
                                              =========  ============  ========  ========

Property of Joint Venture in
  Which the Partnership has a 79%
  Interest and has Invested in
  Under an Operating Lease:

    Jack in the Box Restaurant:
      Mansfield, Texas                     -  $ 297,295  $    482,914  $      -  $      -
                                              =========  ============  ========  ========

Property in Which the Partnership
  has a 53% Interest as Tenants-
  in-Common and has Invested in
  Under an Operating Lease:

    Golden Corral Restaurant:
      Smithfield, North Carolina           -  $ 264,272  $  1,155,018  $      -  $      -
                                              =========  ============  ========  ========

Property in Which the Partnership
  has a 35.64% Interest as Tenants-
  in-Common and has Invested in
  Under an Operating Lease:

    Chevy's Fresh Mex Restaurant:
      Miami, Florida                       -  $ 976,357  $    974,016  $      -  $      -
                                              =========  ============  ========  ========

Properties the Partnership
  has Invested in Under
  Direct Financing Leases:

    Burger King Restaurant:
      Sierra Vista, Arizona                -  $       -  $          -  $333,212  $      -

    Hardee's Restaurants:
      Akron, Ohio                          -          -       540,215         -         -
      Dalton, Ohio                         -          -       490,656         -         -
      Minerva, Ohio                        -          -       436,663         -         -
      Orrville, Ohio                       -          -       446,337         -         -
      Seville, Ohio                        -          -       487,630         -         -
      Clinton, Tennessee                   -          -       338,216         -         -

                                                                                                                         Life
                                               Gross Amount at Which Carried                                            on Which
                                                   at Close of Period (c)                                             Depreciation
                                                 --------------------------                                            in Latest
                                                   Buildings                                       Date                 Income
                                                     and                        Accumulated       of Con-     Date   Statement is
                                        Land     Improvements        Total      Depreciation     struction  Acquired   Computed
                                     ---------- ----------------   ---------    ------------    ---------  -------- ------------
Property of Joint Venture in
  Which the Partnership has a
  4.79% Interest and has Invested
  in Under an Operating Lease:

    Jack in the Box Restaurant:
      Des Moines, Washington         $  322,726     $   791,658    $ 1,114,384      $  137,507        1992      10/92     (b)
                                     ==========     ===========    ===========      ==========

Property of Joint Venture in
  Which the Partnership has a 79%
  Interest and has Invested in
  Under an Operating Lease:

    Jack in the Box Restaurant:
      Mansfield, Texas               $  297,295     $   482,914    $   780,209      $   12,778        1997      02/97     (b)
                                     ==========     ===========    ===========      ==========
Property in Which the Partnership
  has a 53% Interest as Tenants-
  in-Common and has Invested in
  Under an Operating Lease:

    Golden Corral Restaurant:
      Smithfield, North Carolina     $  264,272     $ 1,155,018    $ 1,419,290      $      949        1996      12/97     (b)
                                     ==========     ===========    ===========      ==========

Property in Which the Partnership
  has a 35.64% Interest as Tenants-
  in-Common and has Invested in
  Under an Operating Lease:

    Chevy's Fresh Mex Restaurant:
      Miami, Florida                 $  976,357     $   974,016    $ 1,950,373      $       89        1995      12/97     (b)
                                     ==========     ===========    ===========      ==========

Properties the Partnership
  has Invested in Under
  Direct Financing Leases:

    Burger King Restaurant:
      Sierra Vista, Arizona                   -             (f)            (f)             (d)        1990      06/90     (d)

    Hardee's Restaurants:
      Akron, Ohio                             -             (f)            (f)             (d)        1990      11/90     (d)
      Dalton, Ohio                            -             (f)            (f)             (d)        1990      11/90     (d)
      Minerva, Ohio                           -             (f)            (f)             (d)        1990      11/90     (d)
      Orrville, Ohio                          -             (f)            (f)             (d)        1990      11/90     (d)
      Seville, Ohio                           -             (f)            (f)             (d)        1990      11/90     (d)
      Clinton, Tennessee                      -             (f)            (f)             (d)        1992      09/92     (d)

                           CNL INCOME FUND VII, LTD.
                        (A Florida Limited Partnership)

      SCHEDULE III - REAL ESTATE AND ACCUMULATED DEPRECIATION - CONTINUED
      -------------------------------------------------------------------

                               December 31, 1997

                                                                                Costs Capitalized
                                                                                   Subsequent
                                                             Initial Cost         To Acquisition
                                                             ------------       ------------------
                                                               Buildings
                                          Encum-                  and       Improve-       Carrying
                                          brances    Land    Improvements    ments          Costs
                                          -------  --------  ------------  ---------      --------
    KFC Restaurants:
      Friendswood, Texas                        -         -             -    359,055             -

    Popeyes Famous Fried
      Chicken Restaurant:
        Jacksonville, Florida                   -    78,842       146,035    142,348             -
                                                   --------  ------------  ---------      --------

                                                    $78,842    $2,885,752   $834,615      $      -
                                                   ========  ============  =========      ========


                                                    Gross Amount at Which Carried                                   Life
                                                         at Close of Period (c)                                   on Which
                                                    ------------------------------                              Depreciation
                                                                                                                  in Latest
                                                    Buildings                               Date                    Income
                                                       and                  Accumulated    of Con-      Date      Statement is
                                          Land    Improvements   Total     Depreciation   struction   Acquired      Computed
                                          -----   ------------  ---------  ------------   ---------   --------    ------------
    KFC Restaurants:
      Friendswood, Texas                    -        (f)          (f)          (d)           1990       06/90        (d)

    Popeyes Famous Fried
      Chicken Restaurant:
        Jacksonville, Florida              (f)       (f)          (f)          (e)           1985       04/90        (e)

                           CNL INCOME FUND VII, LTD.
                        (A Florida Limited Partnership)

        NOTES TO SCHEDULE III - REAL ESTATE AND ACCUMULATED DEPRECIATION
        ----------------------------------------------------------------

                               December 31, 1997


(a) Transactions in real estate and accumulated depreciation during 1997, 1996 and 1995, are summarized as follows:

                                                        Accumulated
                                              Cost      Depreciation
                                          ------------  -------------
        Properties the Partnership
          has Invested in Under
          Operating Leases:

            Balance, December 31, 1994    $19,700,344     $1,530,089
            Dispositions                   (1,612,306)      (172,952)
            Depreciation expense                    -        328,982
                                          -----------     ----------

            Balance, December 31, 1995     18,088,038      1,686,119
            Acquisitions                    1,041,554              -
            Dispositions                   (1,333,831)      (138,862)
            Depreciation expense                    -        317,957
                                          -----------     ----------

            Balance, December 31, 1996     17,795,761      1,865,214
            Dispositions                     (243,328)             -
            Depreciation expense                    -        304,356
                                          -----------     ----------

            Balance, December 31, 1997    $17,552,433     $2,169,570
                                          ===========     ==========

        Property of Joint Venture in
          Which the Partnership has
          a 51% Interest and has
          Invested in Under an
          Operating Lease:

            Balance, December 31, 1994    $   714,367     $   70,300
            Depreciation expense                    -         14,347
                                          -----------     ----------

            Balance, December 31, 1995        714,367         84,647
            Depreciation expense                    -         14,347
                                          -----------     ----------

            Balance, December 31, 1996        714,367         98,994
            Depreciation expense                    -         14,347
                                          -----------     ----------

            Balance, December 31, 1997    $   714,367     $  113,341
                                          ===========     ==========

                           CNL INCOME FUND VII, LTD.
                        (A Florida Limited Partnership)

              NOTES TO SCHEDULE III - REAL ESTATE AND ACCUMULATED
              ---------------------------------------------------
                           DEPRECIATION - CONTINUED
                           ------------------------

                               December 31, 1997


                                                            Accumulated
                                                 Cost      Depreciation
                                             ------------  -------------
           Properties of Joint Venture in
            Which the Partnership has
            an 18% Interest and has
            Invested in Under Operating
            Leases:

              Balance, December 31, 1994      $6,131,281       $496,424
              Depreciation expense                     -        152,137
                                              ----------       --------

              Balance, December 31, 1995       6,131,281        648,561
              Depreciation expense                     -        152,137
                                              ----------       --------

              Balance, December 31, 1996       6,131,281        800,698
              Depreciation expense                     -        152,137
                                              ----------       --------

              Balance, December 31, 1997      $6,131,281       $952,835
                                              ==========       ========

           Property of Joint Venture in
            Which the Partnership has
            a 4.79% Interest and has
            Invested in Under an
            Operating Lease:

              Balance, December 31, 1994      $1,114,384       $ 58,341
              Depreciation expense                     -         26,388
                                              ----------       --------

              Balance, December 31, 1995       1,114,384         84,729
              Depreciation expense                     -         26,389
                                              ----------       --------

              Balance, December 31, 1996       1,114,384        111,118
              Depreciation expense                     -         26,389
                                              ----------       --------

              Balance, December 31, 1997      $1,114,384       $137,507
                                              ==========       ========

           Property in Which the
            Partnership has a 48.33%
            Interest as Tenants-in-Common
            and has Invested in Under an
            Operating Lease:

              Balance, December 31, 1994      $  881,033       $  9,720
              Depreciation expense                     -         20,860
                                              ----------       --------

              Balance, December 31, 1995         881,033         30,580
              Depreciation expense                     -         20,860
                                              ----------       --------

              Balance, December 31, 1996         881,033         51,440
              Depreciation expense                     -         17,383
              Dispositions                      (881,033)       (68,823)
                                              ----------       --------

              Balance, December 31, 1997      $        -       $      -
                                              ==========       ========

                           CNL INCOME FUND VII, LTD.
                        (A Florida Limited Partnership)

              NOTES TO SCHEDULE III - REAL ESTATE AND ACCUMULATED
              ---------------------------------------------------
                           DEPRECIATION - CONTINUED
                            ------------------------

                               December 31, 1997

                                                        Accumulated
                                             Cost      Depreciation
                                          -----------  ------------
       Property of Joint Venture in
         Which the Partnership has
         an 79% Interest and has
         Invested in Under Operating
         Leases:

           Balance, December 31, 1996      $        -       $     -
           Acquisitions                       780,209             -
           Depreciation expense                     -        12,778
                                          -----------  ------------

           Balance, December 31, 1997      $  780,209       $12,778
                                          ===========  ============


       Property of Joint Venture in
         Which the Partnership has
         a 53% Interest as Tenants-
         in-Common and has Invested
         in Under an Operating
         Lease:

           Balance, December 31, 1996      $        -       $     -
           Acquisitions                     1,419,290             -
           Depreciation expense                     -           949
                                          -----------  ------------

           Balance, December 31, 1997      $1,419,290       $   949
                                          ===========  ============


       Property in Which the
         Partnership has a 35.64%
         Interest as Tenants-in-Common
         and has Invested in Under an
         Operating Lease:

           Balance, December 31, 1996      $        -       $     -
           Acquisitions                     1,950,373             -
           Depreciation expense                     -            89
                                          -----------  ------------

           Balance, December 31, 1997      $1,950,373       $    89
                                          ===========  ============

                           CNL INCOME FUND VII, LTD.
                        (A Florida Limited Partnership)

              NOTES TO SCHEDULE III - REAL ESTATE AND ACCUMULATED
              ---------------------------------------------------
                           DEPRECIATION - CONTINUED
                           ------------------------

                               December 31, 1997


(b) Depreciation expense is computed for buildings and improvements based upon estimated lives of 30 years.

(c) As of December 31, 1997, the aggregate cost of the Properties owned by the Partnership and its consolidated joint venture, and the unconsolidated joint ventures (including the Property held as tenants-in-common) for federal income tax purposes was $21,303,689 and $10,187,585, respectively. All of the leases are treated as operating leases for federal income tax purposes.

(d) For financial reporting purposes, the portion of the lease relating to the building has been recorded as a direct financing lease. The cost of the building has been included in the net investment in direct financing lease; therefore, depreciation is not applicable.

(e) For financial reporting purposes, the lease for the land and building has been recorded as a direct financing lease. The cost of the land and building has been included in net investment in direct financing leases; therefore, depreciation is not applicable.

(f) For financial reporting purposes, certain components of the lease relating to land and building have been recorded as a direct financing lease. Accordingly, costs relating to these components of this lease are not shown.

(g) The building portion of this Property is owned by the tenant; therefore, depreciation is not applicable.

(h) The tenant of this Property, Restaurant Management Services, Inc., has subleased this Property to a local, independent restaurant. Restaurant Management Services, Inc. continues to be responsible for complying with all the terms of the lease agreement and is continuing to pay rent on this Property, subject to certain rent concessions, to the Partnership.

(i) The building located on this Property was demolished in 1995; therefore, depreciation is not applicable.

                           CNL INCOME FUND VII, LTD.
                        (A Florida Limited Partnership)

                  SCHEDULE IV - MORTGAGE LOANS ON REAL ESTATE
                  -------------------------------------------

                               December 31, 1997

                                                                                                          Principal
                                                                                                            Amount
                                                                                                           of Loans
                                                                                                          Subject to
                                              Final        Periodic               Face      Carrying      Delinquent
                               Interest      Maturity       Payment    Prior   Amount of   Amount of       Principal
Description                      Rate          Date          Terms     Liens   Mortgages   Mortgages      or Interest
-----------------------------  ---------  --------------  -----------  ------  ----------  ----------     -----------
Perkins - Florence, SC
First Mortgage                    10.25%      July, 2000      (1)      $   -   $1,160,000  $1,011,428      $        -

Church's - Jacksonville, FL
First Mortgage                    10.00%  December, 2005      (2)          -      240,000     239,169               -
                                                                       -----   ----------  ----------     -----------

    Total                                                              $   -   $1,400,000  $1,250,597  (3) $        -
                                                                       =====   ==========  ==========     -----------

(1) Monthly payments of principal and interest at an annual rate of 10.25%, with a balloon payment at maturity of $1,106,657.

(2) Monthly payments of principal and interest at an annual rate of 10.00%, with a balloon payment at maturity of $218,252.

(3) The tax carrying value of the notes is approximately $1,279,215, which is net of deferred gain of $95,933.

(4)  The changes in the carrying amounts are summarized as follows:

                                            1997         1996         1995
                                         -----------  -----------  -----------
       Balance at beginning of period    $1,259,495   $1,267,849   $        -

       New mortgage loans                         -            -    1,400,000

       Interest earned                      140,188      140,822       47,887

       Collection of principal and
         interest                          (150,012)    (150,012)     (51,973)

       Deferred gain on sale of land
         and building                             -            -     (128,065)

       Recognition of deferred gain
         on sale of land and building           926          836            -
                                         ----------   ----------   ----------

       Balance at end of period          $1,250,597   $1,259,495   $1,267,849
                                         ==========   ==========   ==========

                       Report of Independent Accountants

To the Partners
CNL Income Fund VIII, Ltd.

In connection with our audits of the financial statements of CNL Income Fund VIII, Ltd. (A Florida Limited Partnership) as of December 31, 1997 and 1996, and for each of the three years in the period ended December 31, 1997, which financial statements are included in the Prospectus, we have also audited the financial statement schedules listed in Item 99.1 herein.

In our opinion, these financial statement schedules, when considered in relation to the basic financial statements, taken as a whole, present fairly, in all material respects, the information required to be included therein.

/s/ COOPERS & LYBRAND L.L.P.

Orlando, Florida
January 12, 1998

                           CNL INCOME FUND VIII, LTD.
                        (A Florida Limited Partnership)

            SCHEDULE III - REAL ESTATE AND ACCUMULATED DEPRECIATION
            -------------------------------------------------------

                               December 31, 1997


                                                                                Costs Capitalized
                                                                                    Subsequent
                                                        Initial Cost              To Acquisition
                                                   -----------------------     --------------------
                                                               Buildings
                                       Encum-                     and           Improve-   Carrying
                                       brances       Land     Improvements       ments      Costs
                                       -------     ---------  ------------     ----------  --------

Properties the Partnership
  has Invested in Under
  Operating Leases:

    Burger King Restaurants:
      Brandon, Florida                       -      $478,467      $      -     $        -  $      -
      New City, New York                     -       372,977             -              -         -
      Mansfield, Ohio                        -       377,395             -              -         -
      Syracuse, New York                     -       363,431             -              -         -
      New Philadelphia, Ohio                 -       310,920             -              -         -
      Baseball City, Florida (g)             -       394,813             -              -         -

    Denny's Restaurant:
      Tiffin, Ohio                           -       143,592       335,971              -         -

    Golden Corral Family
      Steakhouse Restaurants:
        College Station, Texas               -       517,623             -        877,505         -
        Houston, Texas                       -       663,999             -      1,129,910         -
        Beaumont, Texas                      -       552,646             -        893,054         -
        Grand Prairie, Texas                 -       681,824             -        914,235         -

    Hardee's Restaurant:
      Jefferson, Ohio                        -       150,587             -              -         -

    Jack in the Box Restaurants:
      Waco, Texas                            -       412,942             -              -         -
      Mesa, Arizona                          -       609,921             -              -         -

    KFC Restaurant:
      Norton Shores, Michigan                -       177,897             -              -         -

    Perkins Restaurant:
      Memphis, Tennessee                     -       431,065             -              -         -

    Popeyes Famous Fried
      Chicken Restaurant:
        Jacksonville, Florida                -       103,063       114,507        149,978         -

    Quincy's Family Steakhouse
      Restaurant:
        Statesville, North Carolina          -       257,225             -              -         -


                                                                                                                     Life
                                               Gross Amount at Which Carried                                        on Which
                                                   at Close of Period (c)                                         Depreciation
                                               -----------------------------                                       in Latest
                                                  Buildings                                    Date                  Income
                                                     and                       Accumulated    of Con-      Date   Statement is
                                       Land     Improvements        Total      Depreciation  struction  Acquired    Computed
                                     --------  ---------------   -----------   ------------  ---------  --------  ------------

Properties the Partnership
  has Invested in Under
  Operating Leases:

    Burger King Restaurants:
      Brandon, Florida               $478,467             (f)    $  478,467    $         -       1991      10/90           (d)
      New City, New York              372,977             (f)       372,977              -       1977      03/91           (d)
      Mansfield, Ohio                 377,395             (f)       377,395              -       1989      03/91           (d)
      Syracuse, New York              363,431             (f)       363,431              -       1987      03/91           (d)
      New Philadelphia, Ohio          310,920             (f)       310,920              -       1989      03/91           (d)
      Baseball City, Florida (g)      394,813             (f)       394,813              -       1991      02/91           (d)

    Denny's Restaurant:
      Tiffin, Ohio                    143,592      $  335,971       479,563         49,371       1990      03/91           (h)

    Golden Corral Family
      Steakhouse Restaurants:
        College Station, Texas        517,623         877,505     1,395,128        213,567       1990      09/90           (b)
        Houston, Texas                663,999       1,129,910     1,793,909        264,058       1990      10/90           (b)
        Beaumont, Texas               552,646         893,054     1,445,700        225,588       1990      11/90           (b)
        Grand Prairie, Texas          681,824         914,235     1,596,059        221,754       1990      11/90           (b)

    Hardee's Restaurant:
      Jefferson, Ohio                 150,587             (f)       150,587              -       1990      11/90           (d)

    Jack in the Box Restaurants:
      Waco, Texas                     412,942             (f)       412,942              -       1991      11/90           (d)
      Mesa, Arizona                   609,921             (f)       609,921              -       1991      02/92           (d)

    KFC Restaurant:
      Norton Shores, Michigan         177,897             (f)       177,897              -       1990      03/91           (d)

    Perkins Restaurant:
      Memphis, Tennessee              431,065             (f)       431,065              -       1990      11/90           (d)

    Popeyes Famous Fried
      Chicken Restaurant:
        Jacksonville, Florida         103,063         264,485       367,548         61,449       1979      09/90           (b)

    Quincy's Family Steakhouse
      Restaurant:
        Statesville, North Carolina   257,225             (f)       257,225              -       1991      10/91           (d)

                           CNL INCOME FUND VIII, LTD.
                        (A Florida Limited Partnership)

      SCHEDULE III - REAL ESTATE AND ACCUMULATED DEPRECIATION - CONTINUED
      -------------------------------------------------------------------

                               December 31, 1997

                                                                             Costs Capitalized
                                                                                 Subsequent
                                                     Initial Cost              To Acquisition
                                               ------------------------     --------------------
                                                            Buildings
                                   Encum-                      and           Improve-   Carrying
                                   brances        Land     Improvements       ments      Costs
                                   -------     ----------  ------------     ----------  --------
    Shoney's Restaurants:
      Sun City, Florida                  -        382,883             -        736,865         -
      Brooksville, Florida               -        233,288             -              -         -
      Bayonet Point, Florida             -        418,464             -              -         -
      Memphis, Tennessee                 -        368,290       601,660              -         -
      North Fort Myers, Florida          -        398,423             -              -         -

    Wendy's Old Fashioned
      Hamburger Restaurant:
        Midlothian, Virginia             -        365,601             -        477,745         -
                                               ----------  ------------     ----------  --------

                                               $9,167,336  $  1,052,138     $5,179,292  $      -
                                               ==========  ============     ==========  ========
Property of Joint Venture
  in Which the Partnership
  has an 86% Interest and
  has Invested in Under an
  Operating Lease:

    Burger King Restaurant:
      Asheville, North Carolina          -     $  438,695  $    450,432     $        -  $      -
                                               ==========  ============     ==========  ========

Properties of Joint Venture
  in Which the Partnership
  has a 37% Interest and has
  Invested in Under
  Operating Leases:

    Burger King Restaurants:
      Columbus, Ohio                     -     $  345,696  $    651,985     $        -  $      -
      San Antonio, Texas                 -        350,479       623,615              -         -
      Pontiac, Michigan                  -        277,192       982,200              -         -
      Raceland, Louisiana                -        174,019       986,879              -         -
      New Castle, Indiana                -        264,239       662,265              -         -
      Hastings, Minnesota                -        155,553       657,159              -         -
                                               ----------  ------------     ----------  --------

                                               $1,567,178  $  4,564,103     $        -  $      -
                                               ==========  ============     ==========  ========
Property of Joint Venture
 in Which the Partnership
 has a 12% Interest and has
 Invested in Under an
 Operating Lease:

  Golden Corral Family
    Steakhouse Restaurant:
     Middleburg Heights, OH              -     $  521,571  $         -      $        -  $      -
                                               ==========  ============     ==========  ========


                                                                                                                        Life
                                                  Gross Amount at Which Carried                                        on Which
                                                      at Close of Period (c)                                         Depreciation
                                                  -----------------------------                                       in Latest
                                                     Buildings                                    Date                  Income
                                                        and                       Accumulated    of Con-      Date   Statement is
                                         Land      Improvements        Total      Depreciation  struction  Acquired    Computed
                                      ----------  ---------------   -----------   ------------  ---------  --------  ------------
    Shoney's Restaurants:
      Sun City, Florida                  382,883          736,865     1,119,748        167,764      1991     10/90            (b)
      Brooksville, Florida               233,288              (f)       233,288              -      1991     12/90            (d)
      Bayonet Point, Florida             418,464              (f)       418,464              -      1989     06/91            (d)
      Memphis, Tennessee                 368,290          601,660       969,950        128,134      1991     08/91            (b)
      North Fort Myers, Florida          398,423              (f)       398,423              -      1991     09/95            (d)

    Wendy's Old Fashioned
      Hamburger Restaurant:
        Midlothian, Virginia             365,601          477,745       843,346        106,849      1991     03/91            (b)
                                      ----------       ----------   -----------   ------------

                                      $9,167,336       $6,231,430   $15,398,766   $  1,438,534
                                      ==========       ==========   ===========   ============
Property of Joint Venture
  in Which the Partnership
  has an 86% Interest and
  has Invested in Under an
  Operating Lease:

    Burger King Restaurant:
      Asheville, North Carolina       $  438,695       $  450,432   $   889,127   $    101,934      1986     03/91            (b)
                                      ==========       ==========   ===========   ============

Properties of Joint Venture
  in Which the Partnership
  has a 37% Interest and has
  Invested in Under
  Operating Leases:

    Burger King Restaurants:
      Columbus, Ohio                  $  345,696       $  651,985   $   997,681   $    136,114      1986     09/91            (b)
      San Antonio, Texas                 350,479          623,615       974,094        130,190      1986     09/91            (b)
      Pontiac, Michigan                  277,192          982,200     1,259,392        205,051      1987     09/91            (b)
      Raceland, Louisiana                174,019          986,879     1,160,898        206,028      1988     09/91            (b)
      New Castle, Indiana                264,239          662,265       926,504        138,259      1988     09/91            (b)
      Hastings, Minnesota                155,553          657,159       812,712        137,193      1990     09/91            (b)
                                      ----------       ----------   -----------   ------------

                                      $1,567,178       $4,564,103   $ 6,131,281   $    952,835
                                      ==========       ==========   ===========   ============
Property of Joint Venture
 in Which the Partnership
 has a 12% Interest and has
 Invested in Under an
 Operating Lease:

  Golden Corral Family
    Steakhouse Restaurant:
     Middleburg Heights, OH           $  521,571              (f)   $   521,571   $          -      1995     05/96            (d)
                                      ==========                    ===========   ============

                           CNL INCOME FUND VIII, LTD.
                        (A Florida Limited Partnership)

      SCHEDULE III - REAL ESTATE AND ACCUMULATED DEPRECIATION - CONTINUED
      -------------------------------------------------------------------

                               December 31, 1997

                                                                                Costs Capitalized
                                                                                    Subsequent
                                                        Initial Cost              To Acquisition
                                                   -----------------------     --------------------
                                                               Buildings
                                       Encum-                     and           Improve-   Carrying
                                       brances       Land     Improvements       ments      Costs
                                       -------     ---------  ------------     ----------  --------
Properties the Partnership
  has Invested in Under
  Direct Financing Leases:

    Burger King Restaurants:
      Brandon, Florida                       -      $      -    $        -     $  483,107  $      -
      New City, New York                     -             -       629,110              -         -
      Mansfield, Ohio                        -             -       560,698              -         -
      Syracuse, New York                     -             -       549,253              -         -
      New Philadelphia, Ohio                 -             -       592,918              -         -
      Baseball City, Florida (g)             -             -             -        551,446         -

    Hardee's Restaurants:
      Brunswick, Ohio                        -       116,199       457,907              -         -
      Grafton, Ohio                          -        66,092       411,798              -         -
      Jefferson, Ohio                        -             -       443,444              -         -
      Lexington, Ohio                        -       124,707       433,264              -         -

    Jack in the Box Restaurant:
      Waco, Texas                            -             -             -        406,745         -
      Mesa, Arizona                          -             -       561,477              -         -

    KFC Restaurants:
      Grand Rapids, Michigan                 -       169,175       620,623              -         -
      Norton Shores, Michigan                -             -       509,228              -         -

    Perkins Restaurant:
      Memphis, Tennessee                     -             -             -        594,154         -

    Quincy's Family Steakhouse
      Restaurant:
        Statesville, North Carolina          -             -       705,444              -         -

    Shoney's Restaurants:
      Brooksville, Florida                   -             -             -        644,369         -
      Bayonet Point, Florida                 -             -       575,985              -         -
      North Fort Myers, Florida              -             -       552,240              -         -
                                                   ---------    ----------     ----------  --------

                                                   $ 476,173    $7,603,389     $2,679,821  $      -
                                                   =========    ==========     ==========  ========
Property of Joint Venture
 in Which the Partnership
 has a 12% Interest and has
 Invested in Under a Direct
 Financing Lease:

  Golden Corral Family
    Steakhouse Restaurant:
     Middleburg Heights, Ohio                -     $       -    $1,357,288     $        -  $      -
                                                   =========    ==========     ==========  ========


                                                                                                                         Life
                                                  Gross Amount at Which Carried                                        on Which
                                                      at Close of Period (c)                                         Depreciation
                                                  -----------------------------                                       in Latest
                                                     Buildings                                    Date                  Income
                                                        and                       Accumulated    of Con-      Date   Statement is
                                        Land       Improvements        Total      Depreciation  struction  Acquired    Computed
                                     ----------   -------------     -----------   ------------  ---------  --------  ------------
Properties the Partnership
  has Invested in Under
  Direct Financing Leases:

    Burger King Restaurants:
      Brandon, Florida                        -             (f)              (f)           (d)       1991     10/90           (d)
      New City, New York                      -             (f)              (f)           (d)       1977     03/91           (d)
      Mansfield, Ohio                         -             (f)              (f)           (d)       1989     03/91           (d)
      Syracuse, New York                      -             (f)              (f)           (d)       1987     03/91           (d)
      New Philadelphia, Ohio                  -             (f)              (f)           (d)       1989     03/91           (d)
      Baseball City, Florida (g)              -             (f)              (f)           (d)       1991     02/91           (d)

    Hardee's Restaurants:
      Brunswick, Ohio                        (f)            (f)              (f)           (e)       1990     11/90           (e)
      Grafton, Ohio                          (f)            (f)              (f)           (e)       1990     11/90           (e)
      Jefferson, Ohio                         -             (f)              (f)           (d)       1990     11/90           (d)
      Lexington, Ohio                        (f)            (f)              (f)           (e)       1990     11/90           (e)

    Jack in the Box Restaurant:
      Waco, Texas                             -             (f)              (f)           (d)       1991     11/90           (d)
      Mesa, Arizona                           -             (f)              (f)           (d)       1991     02/92           (d)

    KFC Restaurants:
      Grand Rapids, Michigan                 (f)            (f)              (f)           (e)       1990     02/91           (e)
      Norton Shores, Michigan                 -             (f)              (f)           (d)       1990     03/91           (d)

    Perkins Restaurant:
      Memphis, Tennessee                      -             (f)              (f)           (d)       1990     11/90           (d)

    Quincy's Family Steakhouse
      Restaurant:
        Statesville, North Carolina           -             (f)              (f)           (d)       1991     10/91           (d)

    Shoney's Restaurants:
      Brooksville, Florida                    -             (f)              (f)           (d)       1991     12/90           (d)
      Bayonet Point, Florida                  -             (f)              (f)           (d)       1989     06/91           (d)
      North Fort Myers, Florida               -             (f)              (f)           (d)       1991     09/95           (d)




Property of Joint Venture
 in Which the Partnership
 has a 12% Interest and has
 Invested in Under a Direct
 Financing Lease:

  Golden Corral Family
    Steakhouse Restaurant:
     Middleburg Heights, Ohio                 -             (f)              (f)           (d)       1995     05/96           (d)

                           CNL INCOME FUND VIII, LTD.
                        (A Florida Limited Partnership)

        NOTES TO SCHEDULE III - REAL ESTATE AND ACCUMULATED DEPRECIATION
        ----------------------------------------------------------------

                               December 31, 1997



(a) Transactions in real estate and accumulated depreciation during 1997, 1996 and 1995, are summarized as follows:


                                                               Accumulated
                                                     Cost      Depreciation
                                                 ------------  -------------
        Properties the Partnership
          has Invested in Under
          Operating Leases:

            Balance, December 31, 1994           $16,437,205     $  845,665
            Acquisitions                             398,423              -
            Dispositions                            (928,665)       (41,368)
            Depreciation expense                           -        216,295
                                                 -----------     ----------

            Balance, December 31, 1995            15,906,963      1,020,592
            Dispositions                            (508,197)             -
            Depreciation expense                           -        208,971
                                                 -----------     ----------

            Balance, December 31, 1996            15,398,766      1,229,563
            Dispositions                                   -              -
            Depreciation expense                           -        208,971
                                                 -----------     ----------

            Balance, December 31, 1997           $15,398,766     $1,438,534
                                                 ===========     ==========


        Property of Joint Venture in
          Which the Partnership has
          an 86% Interest and has
          Invested in Under an
          Operating Lease:

            Balance, December 31, 1994           $   889,127     $   56,891
            Depreciation expense                           -         15,015
                                                 -----------     ----------

            Balance, December 31, 1995               889,127         71,906
            Depreciation expense                           -         15,014
                                                 -----------     ----------

            Balance, December 31, 1996               889,127         86,920
            Depreciation expense                           -         15,014
                                                 -----------     ----------

            Balance, December 31, 1997           $   889,127     $  101,934
                                                 ===========     ==========

                           CNL INCOME FUND VIII, LTD.
                        (A Florida Limited Partnership)

              NOTES TO SCHEDULE III - REAL ESTATE AND ACCUMULATED
              ---------------------------------------------------
                            DEPRECIATION - CONTINUED
                            ------------------------

                               December 31, 1997


                                                              Accumulated
                                                    Cost      Depreciation
                                                 -----------  ------------

        Properties of Joint Venture in
          Which the Partnership has
          a 37% Interest and has
          Invested in Under
          Operating Leases:

            Balance, December 31, 1994           $ 6,131,281  $    496,424
            Depreciation expense                           -       152,137
                                                 -----------  ------------

            Balance, December 31, 1995             6,131,281       648,561
            Depreciation expense                           -       152,137
                                                 -----------  ------------

            Balance, December 31, 1996             6,131,281       800,698
            Depreciation expense                           -       152,137
                                                 -----------  ------------

            Balance, December 31, 1997            $6,131,281      $952,835
                                                 ===========  ============


        Property of Joint Venture in
          Which the Partnership has
          a 12% Interest and has
          Invested in Under an
          Operating Lease:

            Balance, December 31, 1995           $         -  $          -
              Acquisitions                           521,571             -
              Depreciation expense (d)                     -             -
                                                 -----------  ------------

            Balance, December 31, 1996               521,571             -
            Depreciation expense                           -             -
                                                 -----------  ------------

            Balance, December 31, 1997           $   521,571  $          -
                                                 ===========  ============

(b) Depreciation expense is computed for buildings and improvements based upon estimated lives of 30 years.

(c) As of December 31, 1997, the aggregate cost of the Properties owned by the Partnership and its consolidated joint venture, and the unconsolidated joint ventures for federal income tax purposes was $26,172,699 and $8,899,267, respectively. All of the leases are treated as operating leases for federal income tax purposes.

(d) For financial reporting purposes, the portion of the lease relating to the building has been recorded as a direct financing lease. The cost of the building has been included in the net investment in direct financing leases; therefore, depreciation is not applicable.

(e) For financial reporting purposes, the lease for land and building has been recorded as a direct financing lease. The cost of the land and building has been included in net investment in direct financing leases; therefore, depreciation is not applicable.

                           CNL INCOME FUND VIII, LTD.
                        (A Florida Limited Partnership)

              NOTES TO SCHEDULE III - REAL ESTATE AND ACCUMULATED
              ---------------------------------------------------
                            DEPRECIATION - CONTINUED
                            ------------------------

                               December 31, 1997


(f) For financial reporting purposes, certain components of the lease relating to land and building have been recorded as a direct financing lease. Accordingly, costs relating to these components of this lease are not shown.

(g) The restaurant on this Property was converted from a Popeyes Famous Fried Chicken Restaurant to a Burger King restaurant in February 1993.

(h) Effective January 1, 1994, the lease for this Property was amended, resulting in the reclassification of the building portion of the lease as an operating lease. The building was recorded at net book value as of January 1, 1994, and depreciated over its remaining estimated life of approximately 27 years.

                           CNL INCOME FUND VIII, LTD.
                        (A Florida Limited Partnership)

                  SCHEDULE IV - MORTGAGE LOANS ON REAL ESTATE
                  -------------------------------------------

                               December 31, 1997


                                                                                              Principal
                                                                                                Amount
                                                                                               of Loans
                                                                                 Carrying     Subject to
                                     Final      Periodic               Face      Amount of    Delinquent
                    Interest       Maturity      Payment   Prior     Amount of   Mortgages     Principal
Description           Rate           Date         Terms    Liens     Mortgages      (1)       or Interest
------------------  --------     -------------  --------   -----    ----------   ----------   -----------
Church's
Jacksonville, FL
First Mortgage         10.00%    December 2005       (2)   $   -    $  240,000   $  239,169   $        -

Church's
Jacksonville, FL
First Mortgage         10.00%    December 2005       (3)       -       220,000      219,238            -

Ponderosa
Orlando, FL
First Mortgage         10.75%     October 2011       (4)       -     1,388,568    1,394,979            -
                                                           -----    ----------   ----------   ----------

    Total                                                  $   -    $1,848,568   $1,853,386   $        -
                                                           =====    ==========   ==========   ==========

(1)  The tax carrying value of the notes is $1,682,045.

(2) Monthly payments of principal and interest at an annual rate of 10%, with a balloon payment at maturity of $218,252.

(3) Monthly payments of principal and interest at an annual rate of 10%, with a balloon payment at maturity of $200,324.

(4) Twelve monthly payments of interest only, afterwards, in 24 monthly installments of $15,413 consisting of principal and interest, and thereafter in 144 monthly installments of $16,220 consisting of principal and interest at an annual rate of 10.75%.

(5)  The changes in the carrying amounts are summarized as follows:

                                       1997         1996        1995
                                    -----------  -----------  ---------

     Balance at beginning of
      period                        $1,862,262   $  463,833    $      -

     New mortgage loans                      -    1,388,568     460,000

     Interest earned                   194,784       74,059       3,833

     Collection of principal and
      interest                        (203,660)     (64,198)          -
                                    ----------   ----------    --------

     Balance at end of period       $1,853,386   $1,862,262    $463,833
                                    ==========   ==========    ========

                       Report of Independent Accountants

To the Partners
CNL Income Fund IX, Ltd.

In connection with our audits of the financial statements of CNL Income Fund IX, Ltd. (A Florida Limited Partnership) as of December 31, 1997 and 1996, and for each of the three years in the period ended December 31, 1997, which financial statements are included in the Prospectus, we have also audited the financial statement schedules listed in Item 99.1 herein.

In our opinion, these financial statement schedules, when considered in relation to the basic financial statements, taken as a whole, present fairly, in all material respects, the information required to be included therein.

/s/ COOPERS & LYBRAND L.L.P.

Orlando, Florida
January 12, 1998

                           CNL INCOME FUND IX, LTD.
                        (A Florida Limited Partnership)

                SCHEDULE II - VALUATION AND QUALIFYING ACCOUNTS
                -----------------------------------------------

                 Years Ended December 31, 1997, 1996 and 1995

                                                Additions                    Deductions
                                          ----------------------         ----------------------
                          Balance at      Charged to   Charged to           Deemed                      Balance
                           Beginning       Costs and     Other            Uncollec-     Collec-         at End
Year    Description        of Year         Expenses     Accounts             tible         ted           of Year
----    -----------      ----------      ----------   ----------         ---------     -------         -------
1995    Allowance for
        doubtful
        accounts (a)      $122,922         $ -         $ 10,593           (b) $116,023     $2,730       $ 14,762
                          ========         ====        ========               ========     ======       ========

1996    Allowance for
        doubtful
        accounts (a)      $ 14,762         $ -         $ 22,298           (b) $  8,077     $   -        $ 28,983
                          ========         ====        ========               ========     ======       ========

1997    Allowance for
        doubtful
        accounts (a)      $ 28,983         $ -         $107,293           (b) $ 27,960     $   -        $108,316
                          ========         ====        ========               ========     ======       ========


     (a) Deducted from receivables and accrued rental income on the balance sheet.

     (b)  Reduction of rental and other income.

                            CNL INCOME FUND IX, LTD.
                        (A Florida Limited Partnership)

            SCHEDULE III - REAL ESTATE AND ACCUMULATED DEPRECIATION
            -------------------------------------------------------

                               December 31, 1997


                                                                                       Costs Capitalized
                                                                                           Subsequent
                                                           Initial Cost                  To Acquisition
                                                          -----------------            -----------------
                                                                Buildings
                                    Encum-                         and             Improve-    Carrying
                                    brances         Land       Improvements         ments       Costs
                                    -------      ----------    ------------        --------    --------
Properties the Partnership
  has Invested in Under
  Operating Leases:

    Burger King Restaurants:
      Shelby, North Carolina              -      $  289,663      $        -        $      -     $     -
      Maple Heights, Ohio                 -         430,563         454,823               -           -
      Suwanee, Georgia                    -         437,658               -               -           -
      Watertown, New York                 -         360,181         529,594               -           -
      Carrboro, North Carolina            -         406,768               -               -           -

    Denny's Restaurants:
      Grand Prairie, Texas                -         240,876          96,580         161,889           -
      North Baltimore, Ohio               -         133,187         361,010               -           -

    Golden Corral Family
      Steakhouse Restaurants:
        Brownsville, Texas                -         518,605         988,611               -           -
        Tyler, Texas                      -         652,103         982,353               -           -

    Hardee's Restaurants:
      Farragut, Tennessee                 -         308,269         455,341               -           -
      Greenville, South Carolina          -         310,545         511,438               -           -

    Perkins Restaurants:
      Williamsville, New York             -         349,299               -               -           -
      Rochester, New York                 -         503,527               -               -           -

    Shell's Seafood Restaurants:
      Copley Township, Ohio               -         361,412         552,301               -           -

    Shoney's Restaurants:
      Windcrest, Texas                    -         445,983         670,370               -           -
      Wildwood, Florida                   -         420,416               -               -           -
      Bedford, Indiana                    -         262,103               -               -           -
      Grenada, Mississippi                -         335,001         454,723               -           -
      Huntsville, Alabama (g)             -         638,400         717,302               -           -
      Corpus Christi, Texas               -         803,380         516,607               -           -
                                                 ----------      ----------        --------     -------

                                                 $8,207,939      $7,291,053        $161,889     $     -
                                                 ==========      ==========        ========     =======


                                                                                                                    Life
                                            Gross Amount at Which Carried                                          on Which
                                               at Close of Period (c)                                            Depreciation
                                           ---------------------------------                                       in Latest
                                                   Buildings                                   Date                  Income
                                                     and                     Accumulated     of Con-      Date    Statement is
                                    Land         Improvements       Total    Depreciation   struction  Acquired    Computed
                                   ------       --------------   ----------  ------------   ---------  --------  -------------
Properties the Partnership
  has Invested in Under
  Operating Leases:

    Burger King Restaurants:
      Shelby, North Carolina       $289,663           (f)       $   289,663       (d)          1985      05/91          (d)
      Maple Heights, Ohio           430,563     $  454,823          885,386  $   99,729        1980      06/91          (b)
      Suwanee, Georgia              437,658           (f)           437,658       (d)          1991      11/91          (d)
      Watertown, New York           360,181        529,594          889,775     108,337        1986      11/91          (b)
      Carrboro, North Carolina      406,768           (f)           406,768       (d)          1983      12/96     (j)  (d)

    Denny's Restaurants:
      Grand Prairie, Texas          240,876        258,469          499,345      53,348        1991      08/91          (b)
      North Baltimore, Ohio         133,187        361,010          494,197      51,776        1986      11/91          (h)

    Golden Corral Family
      Steakhouse Restaurants:
        Brownsville, Texas          518,605        988,611        1,507,216     215,508        1990      06/91          (b)
        Tyler, Texas                652,103        982,353        1,634,456     214,144        1990      06/91          (b)

    Hardee's Restaurants:
      Farragut, Tennessee           308,269        455,341          763,610      94,561        1991      10/91          (b)
      Greenville, South Carolina    310,545        511,438          821,983     105,651        1991      10/91          (b)

    Perkins Restaurants:
      Williamsville, New York       349,299           (f)           349,299       (d)          1986      12/91          (d)
      Rochester, New York           503,527           (f)           503,527       (d)          1988      12/91          (d)

    Shell's Seafood Restaurants:
      Copley Township, Ohio         361,412        552,301          913,713      61,462        1991      12/91          (i)

    Shoney's Restaurants:
      Windcrest, Texas              445,983        670,370        1,116,353     142,768        1991      08/91          (b)
      Wildwood, Florida             420,416           (f)           420,416       (d)          1991      08/91          (d)
      Bedford, Indiana              262,103           (f)           262,103       (d)          1991      08/91          (d)
      Grenada, Mississippi          335,001        454,723          789,724      94,807        1991      09/91          (b)
      Huntsville, Alabama (g)       638,400        717,302        1,355,702     149,291        1989      10/91          (b)
      Corpus Christi, Texas         803,380        516,607        1,319,987     106,388        1991      10/91          (b)
                                 ----------     ----------      -----------  ----------

                                 $8,207,939     $7,452,942      $15,660,881  $1,497,770
                                 ==========     ==========      ===========  ==========

                           CNL INCOME FUND IX, LTD.
                        (A Florida Limited Partnership)

      SCHEDULE III - REAL ESTATE AND ACCUMULATED DEPRECIATION - CONTINUED
      -------------------------------------------------------------------

                               December 31, 1997

                                                                                         Costs Capitalized
                                                                                             Subsequent
                                                               Initial Cost               To Acquisition
                                                              ---------------            -----------------
                                                                Buildings
                                    Encum-                         and             Improve-    Carrying
                                    brances         Land       Improvements         ments       Costs
                                    -------      ----------    ------------        --------    --------
Properties of Joint Venture
  in Which the Partnership
  has a 45.2% Interest and has
  Invested in Under
  Operating Leases:

    Burger King Restaurants:
      Columbus, Ohio                   -         $  345,696    $  651,985          $     -      $    -
      San Antonio, Texas               -            350,479       623,615                -           -
      Pontiac, Michigan                -            277,192       982,200                -           -
      Raceland, Louisiana              -            174,019       986,879                -           -
      New Castle, Indiana              -            264,239       662,265                -           -
      Hastings, Minnesota              -            155,553       657,159                -           -
                                                 ----------    ----------          -------      ------

                                                 $1,567,178    $4,564,103          $     -      $    -
                                                 ==========    ==========          =======      ======

Properties of Joint Venture
  in Which the Partnership
  has a 50% Interest and has
  Invested in Under
  Operating Leases:

    Burger King Restaurants:
      Greensboro, North Carolina       -       $  338,800      $  650,109          $     -      $     -
      Metairie, Louisiana              -          429,883         342,455                -            -
      Lafayette, Louisiana             -          350,932         773,129                -            -
      Nashua, New Hampshire            -          514,815         838,536                -            -
      Pontiac, Illinois                -          203,095         719,226                -            -
      Dover, New Hampshire             -          406,259         998,023                -            -
                                               ----------      ----------          -------      -------

                                               $2,243,784      $4,321,478          $     -      $     -
                                               ==========      ==========          =======      =======

Property of Joint Venture in
  Which the Partnership has a
  27.33% Interest and has Invested
  in Under Operating Lease:

    Burger King Restaurant:
      Ashland, New Hampshire           -       $  293,478      $  997,104          $     -      $     -
                                               ==========      ==========          =======      =======
Property of Joint Venture in
 Which the Partnership has a
 67.23% Interest and has Invested
 in Under Operating Lease:

  IHOP:
    Englewood, Colorado                -       $  552,590               -          $     -      $     -
                                               ==========      ==========          =======      =======


                                                                                                                    Life
                                            Gross Amount at Which Carried                                         on Which
                                               at Close of Period (c)                                            Depreciation
                                           ---------------------------------                                       in Latest
                                                   Buildings                                   Date                 Income
                                                     and                     Accumulated     of Con-      Date   Statement is
                                    Land         Improvements       Total    Depreciation   struction  Acquired    Computed
                                   ------       --------------   ----------  ------------   ---------  --------  -------------
Properties of Joint Venture
  in Which the Partnership
  has a 45.2% Interest and has
  Invested in Under
  Operating Leases:

    Burger King Restaurants:
      Columbus, Ohio                $  345,696   $  651,985       $  997,681    $136,113        1986       09/91        (b)
      San Antonio, Texas               350,479      623,615          974,094     130,190        1986       09/91        (b)
      Pontiac, Michigan                277,192      982,200        1,259,392     205,051        1987       09/91        (b)
      Raceland, Louisiana              174,019      986,879        1,160,898     206,028        1988       09/91        (b)
      New Castle, Indiana              264,239      662,265          926,504     138,259        1988       09/91        (b)
      Hastings, Minnesota              155,553      657,159          812,712     137,193        1990       09/91        (b)
                                    ----------   ----------       ----------    --------

                                    $1,567,178   $4,564,103       $6,131,281    $952,834
                                    ==========   ==========       ==========    ========

Properties of Joint Venture
  in Which the Partnership
  has a 50% Interest and has
  Invested in Under
  Operating Leases:

    Burger King Restaurants:
      Greensboro, North Carolina    $  338,800   $  650,109       $  988,909    $124,797        1990       03/92        (b)
      Metairie, Louisiana              429,883      342,455          772,338      65,739        1990       03/92        (b)
      Lafayette, Louisiana             350,932      773,129        1,124,061     148,413        1989       03/92        (b)
      Nashua, New Hampshire            514,815      838,536        1,353,351     160,968        1987       03/92        (b)
      Pontiac, Illinois                203,095      719,226          922,321     138,065        1988       03/92        (b)
      Dover, New Hampshire             406,259      998,023        1,404,282     191,583        1987       03/92        (b)
                                    ----------   ----------       ----------    --------

                                    $2,243,784   $4,321,478       $6,565,262    $829,565
                                    ==========   ==========       ==========    ========

Property of Joint Venture in
  Which the Partnership has a
  27.33% Interest and has Invested
  in Under Operating Lease:

    Burger King Restaurant:
      Ashland, New Hampshire        $  293,478   $  997,104       $1,290,582    $174,562        1987       10/92        (b)
                                    ==========   ==========       ==========    ========

Property of Joint Venture in
 Which the Partnership has a
 67.23% Interest and has Invested
 in Under Operating Lease:

  IHOP:
    Englewood, Colorado             $  552,590       (f)          $  552,590      (d)          1996       07/97        (d)
                                    ==========   ==========       ==========    ========

                           CNL INCOME FUND IX, LTD.
                        (A Florida Limited Partnership)

      SCHEDULE III - REAL ESTATE AND ACCUMULATED DEPRECIATION - CONTINUED
      -------------------------------------------------------------------

                               December 31, 1997


                                                                                        Costs Capitalized
                                                                                            Subsequent
                                                             Initial Cost                 To Acquisition
                                                            ---------------             -----------------
                                                                Buildings
                                    Encum-                         and             Improve-    Carrying
                                    brances         Land       Improvements         ments       Costs
                                    -------      ----------    ------------        --------    --------
Properties the Partnership
  has Invested in Under
  Direct Financing Leases:

    Burger King Restaurants:
      Shelby, North Carolina          -          $      -      $  622,661          $      -      $   -
      Suwanee, Georgia                -                 -         330,541                 -          -
      Carrboro, North Carolina        -                 -         587,775                 -          -

    Denny's Restaurants:
      Alliance, Ohio                  -            92,120               -           490,706          -
      Bluffton, Ohio                  -           150,380         538,173                 -          -

    Hardee's Restaurants:
      Millbrook, Alabama              -           125,703         541,865                 -          -
      Greeneville, Tennessee          -           127,449         402,926                 -          -
      Wooster, Ohio                   -           137,427         537,227                 -          -
      Auburn, Alabama                 -            85,890         364,269                 -          -

    Perkins Restaurants:
      Williamsville, New York         -                 -         712,723                 -          -
      Rochester, New York             -                 -         648,182                 -          -

    Shoney's Restaurants:
      Wildwood, Florida               -                 -         846,903                 -          -
      Bedford, Indiana                -                 -         540,604                 -          -
                                                 --------      ----------          --------      -----

                                                 $718,969      $6,673,849          $490,706      $   -
                                                 ========      ==========          ========      =====

Property of Joint Venture in
  Which the Partnership has a
  67.23% Interest and has Invested
  in Under Operating Lease:

    IHOP:
      Englewood, Colorado             -          $      -      $1,008,839          $      -      $   -
                                                 ========      ==========          ========      =====

                                                                                                                     Life
                                             Gross Amount at Which Carried                                         on Which
                                                at Close of Period (c)                                            Depreciation
                                            ---------------------------------                                       in Latest
                                                    Buildings                                   Date                 Income
                                                      and                     Accumulated     of Con-      Date    Statement is
                                     Land         Improvements       Total    Depreciation   struction  Acquired    Computed
                                    ------       --------------   ----------  ------------   ---------  --------  -------------
Properties the Partnership
  has Invested in Under
  Direct Financing Leases:

    Burger King Restaurants:
      Shelby, North Carolina            -             (f)            (f)            (d)       1985       05/91           (d)
      Suwanee, Georgia                  -             (f)            (f)            (d)       1991       11/91           (d)
      Carrboro, North Carolina          -             (f)            (f)            (d)       1983       12/96      (j)  (d)

    Denny's Restaurants:
      Alliance, Ohio                   (f)            (f)            (f)            (e)       1992       10/91           (e)
      Bluffton, Ohio                   (f)            (f)            (f)            (e)       1986       10/91           (e)

    Hardee's Restaurants:
      Millbrook, Alabama               (f)            (f)            (f)            (e)       1991       10/91           (e)
      Greeneville, Tennessee           (f)            (f)            (f)            (e)       1991       10/91           (e)
      Wooster, Ohio                    (f)            (f)            (f)            (e)       1991       10/91           (e)
      Auburn, Alabama                  (f)            (f)            (f)            (e)       1991       10/91           (e)

    Perkins Restaurants:
      Williamsville, New York           -             (f)            (f)            (d)       1986       12/91           (d)
      Rochester, New York               -             (f)            (f)            (d)       1988       12/91           (d)

    Shoney's Restaurants:
      Wildwood, Florida                 -             (f)            (f)            (d)       1991       08/91           (d)
      Bedford, Indiana                  -             (f)            (f)            (d)       1991       08/91           (d)

Property of Joint Venture in
  Which the Partnership has a
  67.23% Interest and has Invested
  in Under Operating Lease:

    IHOP:
      Englewood, Colorado           $   -             (f)            (f)            (d)       1996     07/97             (d)
                                    =======       ==========     ===========     ========

                           CNL INCOME FUND IX, LTD.
                        (A Florida Limited Partnership)

       NOTES TO SCHEDULE III - REAL ESTATE AND ACCUMULATED DEPRECIATION
        ----------------------------------------------------------------

                               December 31, 1997



(a) Transactions in real estate and accumulated depreciation during 1997, 1996 and 1995 are summarized as follows:

                                                                 Accumulated
                                                      Cost      Depreciation
                                                  ------------  ------------
Properties the Partnership
  has Invested in Under
  Operating Leases:

    Balance, December 31, 1994                    $15,491,535     $  743,321
    Reclassified to operating
      lease                                           552,301              -
    Depreciation expense                                    -        251,483
                                                  -----------     ----------

    Balance, December 31, 1995                     16,043,836        994,804
    Disposition                                      (406,768)             -
    Acquisition                                       406,768              -
    Depreciation expense                                    -        251,483
                                                  -----------     ----------

    Balance, December 31, 1996                     16,043,836      1,246,287
    Disposition                                      (382,955)             -
    Depreciation expense                                    -        251,483
                                                  -----------     ----------

    Balance December 31, 1997                     $15,660,881     $1,497,770
                                                  ===========     ==========


Properties of Joint Venture in
  Which the Partnership has
  a 45.2% Interest and has
  Invested in Under
  Operating Leases:

    Balance, December 31, 1994                    $ 6,131,281     $  496,424
    Depreciation expense                                    -        152,137
                                                  -----------     ----------

    Balance, December 31, 1995                      6,131,281        648,561
    Depreciation expense                                    -        152,137
                                                  -----------     ----------

    Balance, December 31, 1996                      6,131,281        800,698
    Depreciation expense                                    -        152,136
                                                  -----------     ----------

    Balance, December 31, 1997                    $ 6,131,281     $  952,834
                                                  ===========     ==========

                           CNL INCOME FUND IX, LTD.
                        (A Florida Limited Partnership)

              NOTES TO SCHEDULE III - REAL ESTATE AND ACCUMULATED
              ---------------------------------------------------
                           DEPRECIATION - CONTINUED
                           ------------------------

                               December 31, 1997

                                                                  Accumulated
                                                        Cost      Depreciation
                                                     -----------  ------------

Properties of Joint Venture in
    Which the Partnership has
    a 50% Interest and has
    Invested in Under
    Operating Leases:

      Balance, December 31, 1994                      $6,565,262      $397,417
      Depreciation expense                                     -       144,050
                                                     -----------      --------

      Balance, December 31, 1995                       6,565,262       541,467
      Depreciation expense                                     -       144,049
                                                     -----------      --------

      Balance, December 31, 1996                       6,565,262       685,516
      Depreciation expense                                     -       144,049
                                                     -----------      --------

      Balance, December 31, 1997                      $6,565,262      $829,565
                                                     ===========      ========


Property of Joint Venture in
    Which the Partnership has
    a 27.33% Interest and has
    Invested in Under
    Operating Lease:

      Balance, December 31, 1994                      $1,290,582      $ 74,851
      Depreciation expense                                     -        33,237
                                                     -----------      --------

      Balance, December 31, 1995                       1,290,582       108,088
      Depreciation expense                                     -        33,237
                                                     -----------      --------

      Balance, December 31, 1996                       1,290,582       141,325
      Depreciation expense                                     -        33,237
                                                     -----------      --------

      Balance, December 31, 1997                      $1,290,582      $174,562
                                                     ===========      ========


Property in Which the Partnership
  has a 69.23% Interest as
  Tenants-in-Common and has
  Invested in Under an Operating
  Lease:

      Balance, December 31, 1996                      $        -      $      -
      Acquisition                                        552,590             -
      Depreciation expense (d)                                 -             -
                                                     -----------      --------

      Balance, December 31, 1997                      $  552,590      $      -
                                                     ===========      ========

                           CNL INCOME FUND IX, LTD.
                        (A Florida Limited Partnership)

              NOTES TO SCHEDULE III - REAL ESTATE AND ACCUMULATED
              ---------------------------------------------------
                           DEPRECIATION - CONTINUED
                           ------------------------

                               December 31, 1997


(b) Depreciation expense is computed for buildings and improvements based upon estimated lives of 30 years.

(c) As of December 31, 1996, the aggregate cost of the Properties owned by the Partnership and joint ventures for federal income tax purposes was $23,476,756 and $15,036,874, respectively. All of the leases are treated as operating leases for federal income tax purposes

(d) For financial reporting purposes, the portion of the lease relating to the building has been recorded as a direct financing lease. The cost of the building has been included in net investment in direct financing leases; therefore, depreciation is not applicable.

(e) For financial reporting purposes, the lease for the land and building has been recorded as a direct financing lease. The cost of the land and building has been included in net investment in direct financing leases; therefore, depreciation is not applicable.

(f) For financial reporting purposes, certain components of the lease relating to land and building have been recorded as a direct financing lease. Accordingly, costs relating to these components of this lease are not shown.

(g) The Huntsville Property contains a Shoney's restaurant and a Captain D's restaurant, both of which are operated by the same lessee pursuant to one lease agreement.

(h) Effective January 1, 1994, the lease for this Property was amended, resulting in the reclassification of the building portion of the lease to an operating lease. The building was recorded at net book value as of January 1, 1994, and depreciated over its remaining estimated life of approximately 28 years.

(i) Effective January 1, 1995, the lease for this Property was terminated, resulting in the reclassification of the building portion of the lease to an operating lease. The building was recorded at net book value as of January 1, 1995, and depreciated over its remaining estimated life of approximately 27 years. During 1997, the Partnership released this Property to Shells Seafood Restaurants.

(j) This Property was simultaneously exchanged for a Burger King Property previously owned and located in Woodmere, Ohio, during 1996.

                       Report of Independent Accountants

To the Partners
CNL Income Fund X, Ltd.

In connection with our audits of the financial statements of CNL Income Fund X, Ltd. (A Florida Limited Partnership) as of December 31, 1997 and 1996, and for each of the three years in the period ended December 31, 1997, which financial statements are included in the Prospectus, we have also audited the financial statement schedules listed in Item 99.1 herein.

In our opinion, these financial statement schedules, when considered in relation to the basic financial statements, taken as a whole, present fairly, in all material respects, the information required to be included therein.

/s/ COOPERS & LYBRAND L.L.P.

Orlando, Florida
January 14, 1998

                            CNL INCOME FUND X, LTD.
                        (A Florida Limited Partnership)

                SCHEDULE II - VALUATION AND QUALIFYING ACCOUNTS
                -----------------------------------------------

                 Years Ended December 31, 1997, 1996 and 1995

                                         Additions               Deductions
                                 ----------------------    --------------------
                                                                      Collected
                                                                      or Deter-
                     Balance at  Charged to  Charged to     Deemed     mined to    Balance
                     Beginning    Costs and     Other      Uncollec-    be Col-     at End
Year    Description   of Year      Expenses    Accounts      tible     lectible    of Year
----    -----------  ----------  ----------  ----------    ---------  ---------    -------
1995   Allowance for
        doubtful
        accounts (a)   $  2,555     $     -    $ 20,271(b)  $  9,533    $  1,126  $ 12,167
                       ========     =======    ========     ========    ========  ========

1996   Allowance for
        doubtful
        accounts (a)   $ 12,167     $     -    $ 91,857(b)  $ 10,368    $    447  $ 93,209
                       ========     =======    ========     ========    ========  ========

1997   Allowance for
        doubtful
        accounts (a)   $ 93,209     $     -    $192,212(b)  $  5,083    $ 24,889  $255,449
                       ========     =======    ========     ========    ========  ========

     (a) Deducted from receivables and accrued rental income on the balance sheet.

     (b)  Reduction of rental, earned and other income.

     (c)  Amounts written off as uncollectible.

                            CNL INCOME FUND X, LTD.
                        (A Florida Limited Partnership)

            SCHEDULE III - REAL ESTATE AND ACCUMULATED DEPRECIATION
            -------------------------------------------------------

                               December 31, 1997


                                                                           Costs Capitalized
                                                                               Subsequent
                                                      Initial Cost           To Acquisition
                                                 -----------------------  --------------------
                                                             Buildings
                                        Encum-                  and        Improve-   Carrying
                                        brances    Land     Improvements    ments      Costs
                                        -------  ---------  ------------  ----------  --------
Properties the Partnership
  has Invested in Under
  Operating Leases:

    Boston Market:
      Homewood, Alabama                       -   $597,907      $679,400  $        -  $      -

    Burger King Restaurants:
      Hendersonville, North Carolina          -    222,632             -           -         -
      Irondequoit, New York                   -    383,359             -           -         -

    Denny's Restaurants:
      Fremont, Ohio                           -    160,896             -     273,700         -
      Detroit, Michigan                       -    285,842             -           -         -
      Spartanburg, South Carolina             -    287,959             -           -         -

    Golden Corral Family
      Steakhouse Restaurants:
        Austin, Texas                         -    653,462             -   1,106,384         -
        Austin, Texas                         -    711,354             -   1,124,040         -
        Las Cruces, New Mexico                -    580,655       920,521           -         -

    Hardee's Restaurants:
      Pace, Florida                           -    174,850             -           -         -
      Jacksonville, Florida                   -    326,972             -           -         -
      Centerville, Tennessee                  -    130,494             -           -         -

    Jack in the Box Restaurants:
      Sacramento, California                  -    448,491             -           -         -
      Desloge, Missouri                       -    276,701             -           -         -
      San Antonio, Texas                      -    327,322             -           -         -
      Missouri City, Texas                    -    348,646             -           -         -
      Pasadena, Texas                         -    202,393             -           -         -

    Long John Silver's Restaurants:
      Alamogordo, New Mexico                  -    157,401             -           -         -
      Las Cruces, New Mexico                  -    222,778             -           -         -

    Perkins Restaurants:
      Lancaster, New York                     -    336,872             -           -         -
      Ft. Pierce, Florida                     -    487,752             -     567,923         -
      Amherst, New York                       -    507,648             -           -         -


                                                                                                                        Life
                                                   Gross Amount at Which Carried                                       on Which
                                                      at Close of Period (c)                                         Depreciation
                                                      ---------------------                                           in Latest
                                                    Buildings                                     Date                  Income
                                                      and                          Accumulated  of Con-      Date     Statement is
                                          Land     Improvements       Total       Depreciation  struction  Acquired     Computed
                                        ---------  -------------   ------------   ------------  ---------  --------   -----------
Properties the Partnership
  has Invested in Under
  Operating Leases:

    Boston Market:
      Homewood, Alabama                 $ 597,907     $  679,400    $ 1,277,307       $  4,322     1997      10/97      (b)

    Burger King Restaurants:
      Hendersonville, North Carolina      222,632            (f)        222,632              -     1986      11/91      (d)
      Irondequoit, New York               383,359            (f)        383,359              -     1986      11/91      (d)

    Denny's Restaurants:
      Fremont, Ohio                       160,896     $  273,700        434,596         39,030     1992      12/91      (g)
      Detroit, Michigan                   285,842            (f)        285,842              -     1992      02/92      (d)
      Spartanburg, South Carolina         287,959            (f)        287,959              -     1992      03/92      (d)

    Golden Corral Family
      Steakhouse Restaurants:
        Austin, Texas                     653,462      1,106,384      1,759,846        213,699     1992      12/91      (b)
        Austin, Texas                     711,354      1,124,040      1,835,394        210,232     1992      12/91      (b)
        Las Cruces, New Mexico            580,655        920,521      1,501,176        173,428     1992      05/92      (b)

    Hardee's Restaurants:
      Pace, Florida                       174,850            (f)        174,850              -     1992      01/92      (d)
      Jacksonville, Florida               326,972            (f)        326,972              -     1990      02/92      (d)
      Centerville, Tennessee              130,494            (f)        130,494              -     1991      02/92      (d)

    Jack in the Box Restaurants:
      Sacramento, California              448,491            (f)        448,491              -     1991      12/91      (d)
      Desloge, Missouri                   276,701            (f)        276,701              -     1991      12/91      (d)
      San Antonio, Texas                  327,322            (f)        327,322              -     1992      02/92      (d)
      Missouri City, Texas                348,646            (f)        348,646              -     1991      04/92      (d)
      Pasadena, Texas                     202,393            (f)        202,393              -     1991      04/92      (d)

    Long John Silver's Restaurants:
      Alamogordo, New Mexico              157,401            (f)        157,401              -     1977      03/92      (d)
      Las Cruces, New Mexico              222,778            (f)        222,778              -     1975      03/92      (d)

    Perkins Restaurants:
      Lancaster, New York                 336,872            (f)        336,872              -     1991      11/91      (d)
      Ft. Pierce, Florida                 487,752        567,923      1,055,675         40,138     1992      01/92      (h)
      Amherst, New York                   507,648            (f)        507,648              -     1987      02/92      (d)

                            CNL INCOME FUND X, LTD.
                        (A Florida Limited Partnership)

      SCHEDULE III - REAL ESTATE AND ACCUMULATED DEPRECIATION - CONTINUED
      -------------------------------------------------------------------

                               December 31, 1997

                                                                                                Costs Capitalized
                                                                                                   Subsequent
                                                                     Initial Cost                To Acquisition
                                                                     ------------                --------------
                                                                       Buildings
                                            Encum-                       and            Improve-     Carrying
                                           brances       Land        Improvements        ments         Costs
                                           -------    -----------    ------------       --------     -------
Pizza Hut Restaurants:
      Bozeman, Montana                           -         99,879         224,614              -           -
      Sidney, Montana                            -        101,690               -              -           -
      Livingston, Montana                        -         71,989         161,211              -           -
      Laurel, Montana                            -        109,937         255,060              -           -
      Billings, Montana                          -        123,879         200,328              -           -

    Shoney's Restaurants:
      Greenville, North Carolina                 -        323,573         515,134              -           -
      North Richland Hills, Texas                -        513,032               -        420,219           -
      Pelham, Alabama                            -        410,448               -        427,317           -
      Fort Myers Beach, Florida                  -        360,482               -              -           -
                                                       ----------      ----------     ----------     -------

                                                 -     $9,947,295      $2,956,268     $3,919,583     $     -
                                                       ==========      ==========     ==========     =======

Properties of Joint Venture in
  Which the Partnership has a
  50% Interest and has Invested
  in Under Operating Leases:

    Burger King Restaurants:
      Greensboro, North Carolina                 -     $  338,800      $  650,109     $        -     $     -
      Metairie, Louisiana                        -        429,883         342,455              -           -
      Lafayette, Louisiana                       -        350,932         773,129              -           -
      Nashua, New Hampshire                      -        514,815         838,536              -           -
      Pontiac, Illinois                          -        203,095         719,226              -           -
      Dover, New Hampshire                       -        406,259         998,023              -           -
                                                       ----------      ----------     ----------     -------

                                                 -     $2,243,784      $4,321,478     $        -     $     -
                                                       ==========      ==========     ==========     =======

Property of Joint Venture in
  Which the Partnership has a
  10.51% Interest and has Invested
  in Under Operating Lease:

    Burger King Restaurant:
      Ashland, New Hampshire                     -     $  293,478      $  997,104     $        -     $     -
                                                       ==========      ==========     ==========     =======

Property in Which the Partnership
 has a 13.37% Interest as Tenants-
 in-Common and has Invested in
 Under Operating Lease:

  Golden Corral Family
    Steakhouse Restaurant:
     Clinton, North Carolina                     -     $  138,382      $  676,588     $        -     $     -
                                                       ==========      ==========     ==========     =======


                                                                                                                   Life
                                              Gross Amount at Which Carried                                       on Which
                                                 at Close of Period (c)                                         Depreciation
                                                 ----------------------------                                    in Latest
                                                  Buildings                                   Date                   Income
                                                        and                   Accumulated    of Con-      Date     Statement is
                                      Land     Improvements         Total     Depreciation  struction  Acquired     Computed
                                   ----------  -------------   ------------   ------------  ---------  --------   -----------
Pizza Hut Restaurants:
Bozeman, Montana                       99,879        224,614        324,493         42,769       1976     03/91     (b)
Sidney, Montana                       101,690             (f)       101,690              -       1985     03/91     (d)
Livingston, Montana                    71,989        161,211        233,200         30,696       1979     03/91     (b)
Laurel, Montana                       109,937        255,060        364,997         48,566       1985     03/91     (b)
Billings, Montana                     123,879        200,328        324,207         38,146       1970     03/91     (b)


Shoney's Restaurants:
Greenville, North Carolina            323,573        515,134        838,707        105,708       1987     11/91     (b)
North Richland Hills, Texas           513,032        420,219        933,251         81,089       1992     12/91     (b)
Pelham, Alabama                       410,448        427,317        837,765         85,424       1992     01/92     (b)
Fort Myers Beach, Florida             360,482             (f)       360,482              -       1991     09/95     (d)
                                   ----------  -------------   ------------   ------------

                                   $9,947,295     $6,875,851    $16,823,146    $ 1,113,247
                                   ==========  =============   ============   ============

Properties of Joint Venture in
  Which the Partnership has a
  50% Interest and has Invested
  in Under Operating Leases:

Burger King Restaurants:
Greensboro, North Carolina         $  338,800     $  650,109    $   988,909    $   124,797       1990     03/92      (b)
Metairie, Louisiana                   429,883        342,455        772,338         65,739       1990     03/92      (b)
Lafayette, Louisiana                  350,932        773,129      1,124,061        148,412       1989     03/92      (b)
Nashua, New Hampshire                 514,815        838,536      1,353,351        160,968       1987     03/92      (b)
Pontiac, Illinois                     203,095        719,226        922,321        138,065       1988     03/92      (b)
Dover, New Hampshire                  406,259        998,023      1,404,282        191,583       1987     03/92      (b)
                                   ----------  -------------   ------------   ------------

                                   $2,243,784     $4,321,478    $ 6,565,262    $   829,564
                                   ==========  =============   ============   ============

Property of Joint Venture in
  Which the Partnership has a
  10.51% Interest and has Invested
  in Under Operating Lease:

    Burger King Restaurant:
      Ashland, New Hampshire       $  293,478     $  997,104    $ 1,290,582    $   174,472       1987     10/92      (b)
                                   ==========  =============   ============   ============

Property in Which the Partnership
 has a 13.37% Interest as Tenants-
 in-Common and has Invested in
 Under Operating Lease:

  Golden Corral Family
    Steakhouse Restaurant:
     Clinton, North Carolina       $  138,382     $  676,588    $   814,970    $    43,721       1996     01/96      (b)
                                   ==========  =============   ============   ============

                            CNL INCOME FUND X, LTD.
                        (A Florida Limited Partnership)

      SCHEDULE III - REAL ESTATE AND ACCUMULATED DEPRECIATION - CONTINUED
      -------------------------------------------------------------------

                               December 31, 1997

                                                                           Costs Capitalized
                                                                              Subsequent
                                                           Initial Cost     To Acquisition
                                                           ------------  ------------------
                                                            Buildings
                                      Encum-                   and       Improve-  Carrying
                                      brances    Land      Improvements   ments     Costs
                                      -------  ---------   ------------  --------  --------
Property in Which the Partnership
  has a 6.69% Interest as Tenants-
  in-Common and has Invested in
  Under Operating Lease:

    Chevy's Fresh Mex:
      Miami, Florida                        -  $ 976,357   $    974,016  $      -  $      -
                                               =========   ============  ========  ========

                                                                                                                    Life
                                               Gross Amount at Which Carried                                       on Which
                                                  at Close of Period (c)                                         Depreciation
                                                  ---------------------                                           in Latest
                                                   Buildings                                 Date                   Income
                                                         and                   Accumulated  of Con-      Date     Stateent is
                                       Land     Improvements       Total       Depreciation  struction  Acquired     Comuted
                                    ----------  -------------   ------------   ------------  ---------  --------   -----------
Property in Which the Partnership
  has a 6.69% Interest as Tenants-
  in-Common and has Invested in
  Under Operating Lease:

    Chevy's Fresh Mex:
      Miami, Florida                $  976,357  $     974,016   $  1,950,373   $         89       1995     12/97           (b)
                                    ==========  =============   ============   ============

                            CNL INCOME FUND X, LTD.
                        (A Florida Limited Partnership)

      SCHEDULE III - REAL ESTATE AND ACCUMULATED DEPRECIATION - CONTINUED
      -------------------------------------------------------------------

                               December 31, 1997

                                                                           Costs Capitalized
                                                                               Subsequent
                                                       Initial Cost          To Acquisition
                                                 -----------------------  -------------------
                                                             Buildings
                                        Encum-                  and       Improve-   Carrying
                                        brances    Land     Improvements    ments     Costs
                                        -------  ---------  ------------  ---------  --------
Properties the Partnership
  has Invested in Under
  Direct Financing Leases:

    Burger King Restaurants:
      Hendersonville, North Carolina          -   $      -   $   631,129   $      -  $      -
      Ashland, Ohio                           -    190,695       724,348          -         -
      Irondequoit, New York                   -          -       612,810      1,123         -
      Allegan, Michigan                       -     91,238             -    418,782         -

    Denny's Restaurants:
      Detroit, Michigan                       -          -       752,829          -         -
      Spartanburg, South Carolina             -          -       529,410          -         -

    Hardee's Restaurants:
      Pace, Florida                           -          -       467,272          -         -
      Jacksonville, Florida                   -          -       405,985          -         -
      Hohenwald, Tennessee                    -     49,201       376,415          -         -
      Ravenna, Ohio                           -    114,244       496,032          -         -
      New Bethlehem, Pennsylvania             -    135,929       452,507          -         -
      Morristown, Tennessee                   -    131,289       456,925          -         -
      Centerville, Tennessee                  -          -       348,032          -         -

    Jack in the Box Restaurants:
      Desloge, Missouri                       -          -       630,981          -         -
      Sacramento, California                  -          -       577,009          -         -
      San Antonio, Texas                      -          -             -    206,031         -
      Nampa, Idaho                            -    151,574       584,533          -         -
      Missouri City, Texas                    -          -       619,686          -         -
      Pasadena, Texas                         -          -       575,429          -         -

    Long John Silver's Restaurants:
      Alamogordo, New Mexico                  -          -       275,270     20,204         -
      Las Cruces, New Mexico                  -          -       318,378     57,828         -

    Perkins Restaurants:
      Lancaster, New York                     -          -       865,814          -         -
      Amherst, New York                       -          -       727,806          -         -

    Pizza Hut Restaurants:
      Glasgow, Montana                        -     57,482       266,726          -         -
      Sidney, Montana                         -          -       291,238          -         -

    Shoney's Restaurant:
      Fort Myers Beach, Florida               -          -       567,640          -         -
                                                 ---------   -----------  ---------  --------

                                                  $921,652   $12,554,204   $703,968  $      -
                                                 =========   ===========  =========  ========

                                                                                                                          Life
                                                   Gross Amount at Which Carried                                        on Which
                                                      at Close of Period (c)                                          Depreciation
                                                      ---------------------------                                      in Latest
                                                       Buildings                                    Date                 Income
                                                         and                        Accumulated    of Con-    Date     Statement is
                                            Land     Improvements       Total       Depreciation  struction  Acquired    Computed
                                         ----------  -------------   ------------   ------------  ---------  --------   -----------
Properties the Partnership
  has Invested in Under
  Direct Financing Leases:

    Burger King Restaurants:
      Hendersonville, North Carolina           -          (f)            (f)              -        1986      11/91           (d)
      Ashland, Ohio                           (f)         (f)            (f)              -        1988      11/91           (e)
      Irondequoit, New York                    -          (f)            (f)              -        1986      11/91           (d)
      Allegan, Michigan                       (f)         (f)            (f)              -        1992      04/92           (e)

    Denny's Restaurants:
      Detroit, Michigan                        -          (f)            (f)              -        1992      02/92           (d)
      Spartanburg, South Carolina              -          (f)            (f)              -        1992      03/92           (d)

    Hardee's Restaurants:
      Pace, Florida                            -          (f)            (f)              -        1992      01/92           (d)
      Jacksonville, Florida                    -          (f)            (f)              -        1990      02/92           (d)
      Hohenwald, Tennessee                    (f)         (f)            (f)              -        1991      02/92           (e)
      Ravenna, Ohio                           (f)         (f)            (f)              -        1991      04/92           (e)
      New Bethlehem, Pennsylvania             (f)         (f)            (f)              -        1991      04/92           (e)
      Morristown, Tennessee                   (f)         (f)            (f)              -        1991      04/92           (e)
      Centerville, Tennessee                   -          (f)            (f)              -        1991      02/92           (d)

    Jack in the Box Restaurants:
      Desloge, Missouri                        -          (f)            (f)              -        1991      12/91           (d)
      Sacramento, California                   -          (f)            (f)              -        1991      12/91           (d)
      San Antonio, Texas                       -          (f)            (f)              -        1992      12/91           (d)
      Nampa, Idaho                            (f)         (f)            (f)              -        1991      12/92           (e)
      Missouri City, Texas                     -          (f)            (f)              -        1991      04/92           (d)
      Pasadena, Texas                          -          (f)            (f)              -        1991      04/92           (d)

    Long John Silver's Restaurants:
      Alamogordo, New Mexico                   -          (f)            (f)              -        1977      03/92           (d)
      Las Cruces, New Mexico                   -          (f)            (f)              -        1975      03/92           (d)

    Perkins Restaurants:
      Lancaster, New York                      -          (f)            (f)              -        1991      11/91           (d)
      Amherst, New York                        -          (f)            (f)              -        1987      02/92           (d)
    Pizza Hut Restaurants:
      Glasgow, Montana                        (f)         (f)            (f)              -        1985      03/91           (e)
      Sidney, Montana                          -          (f)            (f)              -        1985      03/91           (d)

    Shoney's Restaurant:
      Fort Myers Beach, Florida                -          (f)            (f)              -        1991      09/95           (d)

                            CNL INCOME FUND X, LTD.
                        (A Florida Limited Partnership)

      SCHEDULE III - REAL ESTATE AND ACCUMULATED DEPRECIATION - CONTINUED
      -------------------------------------------------------------------

                               December 31, 1997

                                                                              Costs Capitalized
                                                                                 Subsequent
                                                             Initial Cost       To Acquisition
                                                         ------------------   -------------------
                                                                Buildings
                                      Encum-                       and        Improve-   Carrying
                                      brances    Land          Improvements     ments     Costs
                                      -------  ---------       ------------   ---------  --------
Property of Joint Venture in
  Which the Partnership has a
  41% Interest and has Invested
  in Under Direct Financing Lease:

    Hardee's Restaurant:
      Williston, Florida                    -  $ 150,143       $          -   $ 499,071  $      -
                                               =========       ============   =========  ========


                                                                                                              Life
                                                Gross Amount at Which Carried                                on Which
                                                  at Close of Period (c)                                   Depreciation
                                                  ----------------------                                     in Latest
                                                   Buildings                             Date                 Income
                                                      and                Accumulated    of Con-   Date     Statement is
                                        Land      Improvements   Total  Depreciation  struction  Acquired    Computed
                                      --------    ------------   -----  ------------  ---------  --------  ------------
Property of Joint Venture in
  Which the Partnership has a
  41% Interest and has Invested
  in Under Direct Financing Lease:

    Hardee's Restaurant:
      Williston, Florida                (f)          (f)          (f)         -         1993        12/92      (e)

                            CNL INCOME FUND X, LTD.
                        (A Florida Limited Partnership)

        NOTES TO SCHEDULE III - REAL ESTATE AND ACCUMULATED DEPRECIATION
        ----------------------------------------------------------------

                               December 31, 1997



(a) Transactions in real estate and accumulated depreciation during 1997, 1996 and 1995, are summarized as follows:

                                                                     Accumulated
                                                           Cost      Depreciation
                                                       ------------  ------------
     Properties the Partnership
       has Invested in Under
       Operating Leases:

     Balance, December 31, 1994                        $16,249,224     $  556,873
     Acquisitions                                          360,482              -
     Dispositions                                       (1,054,458)       (64,287)
     Depreciation expense                                        -        199,696
                                                       -----------     ----------

     Balance, December 31, 1995                         15,555,248        692,282
     Reclassified to operating
       lease                                               567,923              -
     Depreciation expense                                        -        206,497
                                                       -----------     ----------

     Balance, December 31, 1996                         16,123,171        898,779
     Acquisitions                                        1,277,307              -
     Dispositions                                         (577,332)             -
     Depreciation Expense                                        -        214,468
                                                       -----------     ----------

     Balance, December 31, 1997                        $16,823,146     $1,113,247
                                                       ===========     ==========

     Properties of Joint Venture in
     which the Partnership has
     50% Interest and has
     Invested in Under
     Operating Leases:

     Balance, December 31, 1994                        $ 6,565,262     $  397,417
     Depreciation expense                                        -        144,050
                                                       -----------     ----------

     Balance, December 31, 1995                          6,565,262        541,467
     Depreciation expense                                        -        144,050
                                                       -----------     ----------

     Balance, December 31, 1996                          6,565,262        685,517
     Depreciation expense                                        -        144,047
                                                       -----------     ----------

     Balance, December 31, 1997                        $ 6,565,262     $  829,564
                                                       ===========     ==========

                            CNL INCOME FUND X, LTD.
                        (A Florida Limited Partnership)

              NOTES TO SCHEDULE III - REAL ESTATE AND ACCUMULATED
              ---------------------------------------------------
                           DEPRECIATION - CONTINUED
                           ------------------------

                               December 31, 1997

                                                     Accumulated
                                           Cost      Depreciation
                                        -----------  ------------
     Property of Joint Venture in
       Which the Partnership has
       a 10.51% Interest and has
       Invested in Under
       Operating Lease:

     Balance, December 31, 1994          $1,290,582      $ 74,851
     Depreciation expense                         -        33,237
                                        -----------      --------

     Balance, December 31, 1995           1,290,582       108,088
     Depreciation expense                         -        33,237
                                        -----------      --------

     Balance, December 31, 1996           1,290,582       141,325
     Depreciation expense                         -        33,147
                                        -----------      --------

     Balance, December 31, 1997          $1,290,582      $174,472
                                        ===========      ========


 Property in Which the Partnership
   has a 13.37% Interest as Tenants-
   in-Common and has Invested in
     der an Operating Lease:

     Balance, December 31, 1995          $        -      $      -
     Acquisition                            814,970             -
     Depreciation expense                         -        21,168
                                        -----------      --------

     Balance, December 31, 1996             814,970        21,168
     Depreciation expense                         -        22,553
                                        -----------      --------

     Balance, December 31, 1997          $  814,970      $ 43,721
                                        ===========      ========

     Property in Which the Partnership
       has a 6.69% Interest as Tenants-
       in-Common and has Invested in
       Under an Operating Lease:

         Balance, December 31, 1996      $        -      $      -
         Acquisitions                     1,950,373             -
         Depreciation expense                     -            89
                                        -----------      --------

         Balance, December 31, 1997      $1,950,373      $     89
                                        ===========      ========

(b) Depreciation expense is computed for buildings and improvements based upon estimated lives of 30 years.

(c) As of December 31, 1997, the aggregate cost of the Properties owned by the Partnership and its consolidated joint venture, and the unconsolidated joint ventures for federal income tax purposes was $30,453,448 and $9,254,434, respectively. All of the leases are treated as operating leases for federal income tax purposes.

                            CNL INCOME FUND X, LTD.
                        (A Florida Limited Partnership)

              NOTES TO SCHEDULE III - REAL ESTATE AND ACCUMULATED
              ---------------------------------------------------
                           DEPRECIATION - CONTINUED
                           ------------------------

                               December 31, 1997

(d) For financial reporting purposes, the portion of the lease relating to the building has been recorded as a direct financing lease. The cost of the build-ing has been included in net investment in direct financing leases; therefore, depreciation is not applicable.

(e) For financial reporting purposes, the lease for the land and building has been recorded as a direct financing lease. The cost of the land and building has been included in net investment in direct financing leases; therefore, depreciation is not applicable.

(f) For financial reporting purposes, certain components of the lease relating to land and building have been recorded as a direct financing lease. Accordingly, costs relating to these components of this lease are not shown.

(g) Effective January 1, 1994, the lease for this Property was amended, resulting in the reclassification of the building portion of the lease to an operating lease. The building was recorded at net book value as of January 1, 1994, and depreciated over its remaining estimated life of approximately 28 years.

(h) Effective March 1, 1996, the lease for this Property was amended, resulting in the reclassification of the building portion of the lease to an operating lease. The building was recorded at net book value as of March 1, 1996, and depreciated over its remaining estimated life of approximately 26 years.

                       Report of Independent Accountants

To the Partners
CNL Income Fund XI, Ltd.

In connection with our audits of the financial statements of CNL Income Fund XI, Ltd. (A Florida Limited Partnership) as of December 31, 1997 and 1996, and for each of the three years in the period ended December 31, 1997, which financial statements are included in the Prospectus, we have also audited the financial statement schedules listed in Item 99.1 herein.

In our opinion, these financial statement schedules, when considered in relation to the basic financial statements, taken as a whole, present fairly, in all material respects, the information required to be included therein.

/s/ COOPERS & LYBRAND L.L.P.

Orlando, Florida
January 16, 1998

                           CNL INCOME FUND XI, LTD.
                        (A Florida Limited Partnership)

            SCHEDULE III - REAL ESTATE AND ACCUMULATED DEPRECIATION
            -------------------------------------------------------

                               December 31, 1997


                                                                         Costs Capitalized
                                                                             Subsequent
                                                     Initial Cost          To Acquisition
                                                -----------------------  -----------------
                                                            Buildings
                                       Encum-                  and       Improve-  Carrying
                                       brances    Land     Improvements   ments     Costs
                                       -------  ---------  ------------  --------  --------
Properties the Partnership
  has Invested in Under
  Operating Leases:

    Burger King Restaurants:
      Amesbury, Massachusetts                -   $359,458      $791,913  $      -   $     -
      Bloomfield, Connecticut                -    266,685       555,656         -         -
      Columbus, Ohio                         -    220,496       629,855         -         -
      East Detroit, Michigan                 -    305,813       508,386         -         -
      Gonzales, Louisiana                    -    362,073       575,454         -         -
      Nashua, New Hampshire                  -    662,538       639,876         -         -
      Denver, Colorado                       -    438,756             -         -         -
      Columbus, Ohio                         -    399,679       363,795         -         -
      Dayton, Ohio                           -    472,964       441,860         -         -
      Lawrence, Kansas                       -    321,505       411,353         -         -
      Roswell, New Mexico                    -    205,379       461,219         -         -

    Denny's Restaurants:
      Orlando, Florida                       -    627,065             -         -         -
      Abilene, Texas                         -    274,220             -         -         -
      Wadsworth, Ohio                        -    187,368             -   308,741         -
      Avon, Colorado                         -    755,815             -   569,297         -
      Ocean Springs, Mississippi             -    303,267             -         -         -

    Golden Corral Family
      Steakhouse Restaurants:
        McAllen, Texas                       -    649,484       947,085         -         -
        Midwest City, Oklahoma               -    506,420       975,640         -         -
        Oklahoma City, Oklahoma              -    650,655       975,170         -         -

    Hardee's Restaurants:
      Dothan, Alabama                        -    275,791             -         -         -
      Huntersville, North Carolina           -    308,894             -         -         -
      North Augusta, South Carolina          -    201,056             -         -         -

    Jack in the Box Restaurants:
      Houston, Texas                         -    475,618       447,374         -         -
      Houston, Texas                         -    350,115       607,530         -         -
      Houston, Texas                         -    362,591       582,149         -         -
      Kingswood, Texas                       -    373,894       544,539         -         -
      Rockwall, Texas                        -    348,497       652,932         -         -
      Sacramento, California                 -    500,623       524,823         -         -
      Show Low, Arizona                      -    185,602       503,343         -         -

    KFC Restaurant:
      Deming, New Mexico                     -    150,455             -         -         -


                                                                                                                      Life
                                               Gross Amount at Which Carried                                        on Which
                                                  at Close of Period (c)                                          Depreciation
                                               -----------------------------                                        in Latest
                                                  Buildings                                    Date                  Income
                                                    and                        Accumulated    of Con-     Date    Statement is
                                      Land      Improvements        Total      Depreciation  struction  Acquired    Computed
                                    ---------  --------------    -----------   ------------  ---------  --------  ----------
Properties the Partnership
  has Invested in Under
  Operating Leases:

    Burger King Restaurants:
      Amesbury, Massachusetts       $ 359,458    $  791,913      $ 1,151,371    $  145,437      1982     06/92         (b)
      Bloomfield, Connecticut         266,685       555,656          822,341       102,048      1990     06/92         (b)
      Columbus, Ohio                  220,496       629,855          850,351       115,675      1987     06/92         (b)
      East Detroit, Michigan          305,813       508,386          814,199        93,367      1987     06/92         (b)
      Gonzales, Louisiana             362,073       575,454          937,527       105,684      1989     06/92         (b)
      Nashua, New Hampshire           662,538       639,876        1,302,414       117,515      1977     06/92         (b)
      Denver, Colorado                438,756           (f)          438,756            -       1992     06/92         (d)
      Columbus, Ohio                  399,679       363,795          763,474        64,686      1982     09/92         (b)
      Dayton, Ohio                    472,964       441,860          914,824        77,436      1987     09/92         (b)
      Lawrence, Kansas                321,505       411,353          732,858        72,090      1982     09/92         (b)
      Roswell, New Mexico             205,379       461,219          666,598        80,829      1986     09/92         (b)

    Denny's Restaurants:
      Orlando, Florida                627,065           (f)          627,065            -       1992     06/92         (d)
      Abilene, Texas                  274,220           (f)          274,220            -       1992     07/92         (d)
      Wadsworth, Ohio                 187,368       308,741          496,109        42,985      1992     09/92         (g)
      Avon, Colorado                  755,815       569,297        1,325,112        93,531      1993     09/92         (b)
      Ocean Springs, Mississippi      303,267           (f)          303,267            -       1992     09/92         (d)

    Golden Corral Family
      Steakhouse Restaurants:
        McAllen, Texas                649,484       947,085        1,596,569       174,886      1992     06/92         (b)
        Midwest City, Oklahoma        506,420       975,640        1,482,060       180,159      1992     06/92         (b)
        Oklahoma City, Oklahoma       650,655       975,170        1,625,825       182,833      1992     05/92         (b)

    Hardee's Restaurants:
      Dothan, Alabama                 275,791           (f)          275,791            -       1992     09/92         (d)
      Huntersville, North Carolina    308,894           (f)          308,894            -       1992     09/92         (d)
      North Augusta, South Carolina   201,056           (f)          201,056            -       1992     09/92         (d)

    Jack in the Box Restaurants:
      Houston, Texas                  475,618       447,374          922,992        78,566      1992     09/92         (b)
      Houston, Texas                  350,115       607,530          957,645       106,692      1992     09/92         (b)
      Houston, Texas                  362,591       582,149          944,740       102,235      1992     09/92         (b)
      Kingswood, Texas                373,894       544,539          918,433        95,630      1992     09/92         (b)
      Rockwall, Texas                 348,497       652,932        1,001,429       114,666      1992     09/92         (b)
      Sacramento, California          500,623       524,823        1,025,446        92,168      1992     09/92         (b)
      Show Low, Arizona               185,602       503,343          688,945        88,395      1992     09/92         (b)

    KFC Restaurant:
      Deming, New Mexico              150,455           (f)          150,455            -       1993     09/92         (d)

                           CNL INCOME FUND XI, LTD.
                        (A Florida Limited Partnership)

      SCHEDULE III - REAL ESTATE AND ACCUMULATED DEPRECIATION - CONTINUED
      -------------------------------------------------------------------

                               December 31, 1997

                                                                            Costs Capitalized
                                                                               Subsequent
                                                      Initial Cost           To Acquisition
                                                -------------------------  -------------------
                                                              Buildings
                                       Encum-                    and       Improve-   Carrying
                                       brances     Land      Improvements    ments     Costs
                                       -------  -----------  ------------  ---------  --------
    Quincy's Restaurants:
      Lynchburg, Virginia                    -      359,532            -          -         -
      Sebring, Florida                       -      407,656       728,192         -         -
                                                -----------   -----------  ---------  --------

                                                $12,269,964   $12,868,144  $ 878,038  $     -
                                                ===========   ===========  =========  ========

Property of Joint Venture in
  Which the Partnership has a
  76.6% Interest and has Invested
  in Under an Operating Lease:

    Jack in the Box Restaurant:
      Des Moines, Washington                 -  $   322,726   $   791,658  $      -   $     -
                                                ===========   ===========  =========  ========

Property of Joint Venture in
  Which the Partnership has a
  62.16% Interest and has Invested
  in Under an Operating Lease:

    Burger King Restaurant:
      Ashland, New Hampshire                 -  $   293,478   $   997,104  $      -   $     -
                                                ===========   ===========  =========  ========

Property in Which the Partnership
  has a 72.5% Interest as Tenants-
  in-Common and has Invested in
  Under an Operating Lease:

    Black-Eyed Pea Restaurant:
      Corpus Christi, Texas                  -  $   715,052   $   726,005  $      -   $     -
                                                ===========   ===========  =========  ========

Properties the Partnership
  has Invested in Under
  Direct Financing Leases:

    Burger King Restaurant:
      Denver, Colorado                       -  $        -    $        -    $403,692  $     -

    Denny's Restaurants:
      Orlando, Florida                       -           -             -     696,187        -
      Abilene, Texas                         -           -             -     534,519        -
      Kent, Ohio                             -      101,488       421,645         -         -
      Cullman, Alabama                       -      191,016       577,043         -         -
      Ocean Springs, Mississippi             -           -        324,225         -         -

    Hardee's Restaurants:
      Dothan, Alabama                        -           -        407,368         -         -
      Laurens, South Carolina (h)            -      170,905       537,361         -         -
      Huntersville, North Carolina           -           -        465,665         -         -
      North Augusta, South Carolina          -           -        457,712         -         -
      Old Fort, North Carolina               -      100,413       457,747         -         -


                                                                                                                         Life
                                                   Gross Amount at Which Carried                                       on Which
                                                       at Close of Period (c)                                        Depreciation
                                                   -----------------------------                                       in Latest
                                                        Buildings                                 Date                  Income
                                                           and                    Accumulated    of Con-     Date    Statement is
                                           Land       Improvements      Total     Depreciation  struction  Acquired    Computed
                                        -----------   -------------  -----------  ------------  ---------  --------  ------------
    Quincy's Restaurants:
      Lynchburg, Virginia                   359,532            (f)       359,532            -       1992     09/92       (d)
      Sebring, Florida                      407,656        728,192     1,135,848       127,616      1992     09/92       (b)
                                        -----------    -----------   -----------    ----------

                                        $12,269,964    $13,746,182   $26,016,146    $2,455,129
                                        ===========    ===========   ===========    ==========

Property of Joint Venture in
  Which the Partnership has a
  76.6% Interest and has Invested
  in Under an Operating Lease:

    Jack in the Box Restaurant:
      Des Moines, Washington            $   322,726    $   791,658   $ 1,114,384    $  137,506      1992     10/92       (b)
                                        ===========    ===========   ===========    ==========

Property of Joint Venture in
  Which the Partnership has a
  62.16% Interest and has Invested
  in Under an Operating Lease:

    Burger King Restaurant:
      Ashland, New Hampshire            $   293,478    $   997,104   $ 1,290,582    $  174,562      1987     10/92       (b)
                                        ===========    ===========   ===========    ==========

Property in Which the Partnership
  has a 72.5% Interest as Tenants-
  in-Common and has Invested in
  Under an Operating Lease:

    Black-Eyed Pea Restaurant:
      Corpus Christi, Texas             $   715,052    $   726,005   $ 1,441,057    $   22,448      1992     01/97       (b)
                                        ===========    ===========   ===========    ==========

Properties the Partnership
  has Invested in Under
  Direct Financing Leases:

    Burger King Restaurant:
      Denver, Colorado                           -             (f)           (f)           (d)      1992     06/92       (d)

    Denny's Restaurants:
      Orlando, Florida                           -             (f)           (f)           (d)      1992     06/92       (d)
      Abilene, Texas                             -             (f)           (f)           (d)      1992     07/92       (d)
      Kent, Ohio                                (f)            (f)           (f)           (e)      1987     07/92       (e)
      Cullman, Alabama                          (f)            (f)           (f)           (e)      1992     09/92       (e)
      Ocean Springs, Mississippi                 -             (f)           (f)           (d)      1992     09/92       (d)

    Hardee's Restaurants:
      Dothan, Alabama                            -             (f)           (f)           (d)      1992     09/92       (d)
      Laurens, South Carolina (h)               (f)            (f)           (f)           (e)      1992     09/92       (e)
      Huntersville, North Carolina               -             (f)           (f)           (d)      1992     09/92       (d)
      North Augusta, South Carolina              -             (f)           (f)           (d)      1992     09/92       (d)
      Old Fort, North Carolina                  (f)            (f)           (f)           (e)      1992     09/92       (e)

                           CNL INCOME FUND XI, LTD.
                        (A Florida Limited Partnership)

      SCHEDULE III - REAL ESTATE AND ACCUMULATED DEPRECIATION - CONTINUED
      -------------------------------------------------------------------

                               December 31, 1997

                                                                Costs Capitalized
                                                                   Subsequent
                                           Initial Cost           To Acquisition
                                      -----------------------  --------------------
                                                  Buildings
                             Encum-                  and        Improve-   Carrying
                             brances    Land     Improvements    ments      Costs
                             -------  ---------  ------------  ----------  --------
KFC Restaurant:
  Deming, New Mexico            -           -             -       389,033        -

Quincy's Restaurant:
  Lynchburg, Virginia           -           -         648,972          -         -
                                      ---------  ------------  ----------  --------

                                      $ 563,822  $  4,297,738  $2,023,431  $     -
                                      =========  ============  ==========  ========


                                                                                                        Life
                                   Gross Amount at Which Carried                                       on Which
                                      at Close of Period (c)                                         Depreciation
                                   -----------------------------                                      in Latest
                                     Buildings                                    Date                  Income
                                       and                         Accumulated   of Con-     Date    Statement is
                           Land    Improvements          Total    Depreciation  struction  Acquired    Computed
                         --------  ------------        ---------  ------------  ---------  --------  ------------
KFC Restaurant:
  Deming, New Mexico        -             (f)              (f)           (d)        1993     09/92          (d)

Quincy's Restaurant:
  Lynchburg, Virginia       -             (f)              (f)           (d)        1992     09/92          (d)

                           CNL INCOME FUND XI, LTD.
                        (A Florida Limited Partnership)

       NOTES TO SCHEDULE III - REAL ESTATE AND ACCUMULATED DEPRECIATION
       ----------------------------------------------------------------

                               December 31, 1997



(a) Transactions in real estate and accumulated depreciation during 1997, 1996 and 1995, are summarized as follows:

                                                                    Accumulated
                                                         Cost      Depreciation
                                                     -----------   ------------
          Properties the Partnership
            has Invested in Under
            Operating Leases:

              Balance, December 31, 1994             $26,955,605     $1,125,573
              Depreciation expense                             -        479,226
                                                     -----------     ----------

              Balance, December 31, 1995              26,955,605      1,604,799
              Dispositions                              (939,459)       (84,528)
              Depreciation expense                             -        476,198
                                                     -----------     ----------

              Balance, December 31, 1996              26,016,146      1,996,469
              Depreciation expense                             -        458,660
                                                     -----------     ----------

              Balance, December 31, 1997             $26,016,146     $2,455,129
                                                     ===========     ==========


          Property of Joint Venture in
            Which the Partnership has a
            76.6% Interest and has Invested
            in Under an Operating Lease:

              Balance, December 31, 1994             $ 1,114,384     $   58,341
              Depreciation expense                             -         26,388
                                                     -----------     ----------

              Balance, December 31, 1995               1,114,384         84,729
              Depreciation expense                             -         26,388
                                                     -----------     ----------

              Balance, December 31, 1996               1,114,384        111,117
              Depreciation expense                             -         26,389
                                                     -----------     ----------

              Balance, December 31, 1997             $ 1,114,384     $  137,506
                                                     ===========     ==========

                           CNL INCOME FUND XI, LTD.
                        (A Florida Limited Partnership)

              NOTES TO SCHEDULE III - REAL ESTATE AND ACCUMULATED
              ---------------------------------------------------
                           DEPRECIATION - CONTINUED
                           ------------------------

                               December 31, 1997


                                                                    Accumulated
                                                         Cost      Depreciation
                                                      -----------  ------------
          Property of Joint Venture in
            Which the Partnership has a
            62.16% Interest and has Invested
            in Under an Operating Lease:

              Balance, December 31, 1994               $1,290,582      $ 74,851
              Depreciation expense                              -        33,237
                                                       ----------      --------

              Balance, December 31, 1995                1,290,582       108,088
              Depreciation expense                              -        33,237
                                                       ----------      --------

              Balance, December 31, 1996                1,290,582       141,325
              Depreciation expense                              -        33,237
                                                       ----------      --------

              Balance, December 31, 1997               $1,290,582      $174,562
                                                       ==========      ========


          Property of Joint Venture in
            Which the Partnership has a
            72.5% Interest and has Invested
            in Under an Operating Lease:

              Balance, December 31, 1996               $        -      $      -
              Acquisitions                              1,441,057             -
              Depreciation expense                              -        22,448
                                                       ----------      --------

              Balance, December 31, 1997               $1,441,057      $ 22,448
                                                       ==========      ========

(b) Depreciation expense is computed for buildings and improvements based upon estimated lives of 30 years.

(c) As of December 31, 1997, the aggregate cost of the Properties owned by the Partnership and its consolidated joint ventures, and the unconsolidated joint ventures for federal income tax purposes was $32,903,294 and $3,449,716, respectively. All of the leases are treated as operating leases for federal income tax purposes.

(d) For financial reporting purposes, the portion of the lease relating to the building has been recorded as a direct financing lease. The cost of the building has been included in net investment in direct financing leases; therefore, depreciation is not applicable.

(e) For financial reporting purposes, the lease for the land and building has been recorded as a direct financing lease. The cost of the land and building has been included in net investment in direct financing leases; therefore, depreciation is not applicable.

(f) For financial reporting purposes, certain components of the lease relating to land and building have been recorded as a direct financing lease. Accordingly, costs relating to these components of this lease are not shown.

                           CNL INCOME FUND XI, LTD.
                        (A Florida Limited Partnership)

              NOTES TO SCHEDULE III - REAL ESTATE AND ACCUMULATED
              ---------------------------------------------------
                           DEPRECIATION - CONTINUED
                           ------------------------

                               December 31, 1997


(g) Effective January 1, 1994, the lease for this Property was amended resulting in the reclassification of the building portion of the lease to an operating lease. The building was recorded at net book value as of January 1, 1994, and depreciated over its remaining estimated life of approximately 29 years.

(h) The restaurant on this Property was converted from a Denny's restaurant to a Hardee's restaurant during 1994.

                       Report of Independent Accountants

To the Partners
CNL Income Fund XII, Ltd.

In connection with our audits of the financial statements of CNL Income Fund XII, Ltd. (A Florida Limited Partnership) as of December 31, 1997 and 1996, and for each of the three years in the period ended December 31, 1997, which financial statements are included in the Prospectus, we have also audited the financial statement schedules listed in Item 99.1 herein.

In our opinion, these financial statement schedules, when considered in relation to the basic financial statements, taken as a whole, present fairly, in all material respects, the information required to be included therein.

/s/ COOPERS & LYBRAND L.L.P.

Orlando, Florida
January 23, 1998

                           CNL INCOME FUND XII, LTD.
                        (A Florida Limited Partnership)

            SCHEDULE III - REAL ESTATE AND ACCUMULATED DEPRECIATION
            -------------------------------------------------------

                               December 31, 1997



                                                                           Costs Capitalized
                                                                              Subsequent
                                                      Initial Cost          To Acquisition
                                                 -----------------------  ------------------
                                                             Buildings
                                        Encum-                  and       Improve-  Carrying
                                        brances    Land     Improvements   ments     Costs
                                        -------  ---------  ------------  --------  --------

Properties the Partnership
  has Invested in Under
  Operating Leases:

    Burger King Restaurants:
      Valdosta, Georgia                       -   $238,891    $  316,670  $      -   $     -
      Natchitoches, Louisiana                 -    152,329             -   489,366         -

    Denny's Restaurants:
      St. Ann, Missouri                       -    338,826             -         -         -
      Phoenix, Arizona                        -    456,306             -         -         -
      Black Mountain, North Carolina          -    260,493             -         -         -
      Blue Springs, Missouri                  -    497,604             -         -         -
      Columbus, Georgia                       -    125,818       314,690         -         -
      Tempe, Arizona                          -    709,275             -         -         -

    Golden Corral Family
      Steakhouse Restaurants:
        Arlington, Texas                      -    711,558     1,159,978         -         -

    Hardee's Restaurants:
      Crossville, Tennessee                   -    290,136       334,350         -         -
      Toccoa, Georgia                         -    208,847             -         -         -
      Columbia, Mississippi                   -    134,809             -         -         -
      Pensacola, Florida                      -    277,236             -         -         -
      Columbia, South Carolina                -    325,674             -         -         -
      Simpsonville, South Carolina            -    239,494             -         -         -
      Indian Trail, North Carolina            -    298,938             -         -         -
      Clarksville, Georgia                    -    160,478       415,540         -         -

    Jack in the Box Restaurants:
      Spring, Texas                           -    564,164       510,639         -         -
      Houston, Texas                          -    360,617       659,805         -         -
      Arlington, Texas                        -    329,226       716,600         -         -
      Grapevine, Texas                        -    471,367       590,987         -         -
      Rialto, California                      -    524,251       595,226         -         -
      Phoenix, Arizona                        -    294,773       527,466         -         -
      Petaluma, California                    -    534,076       800,780         -         -
      Willis, Texas                           -    569,077       427,381         -         -
      Houston, Texas                          -    368,758       663,022         -         -

    KFC Restaurant:
      Las Cruces, New Mexico                  -    175,905             -         -         -


                                                                                                                           Life
                                                   Gross Amount at Which Carried                                         on Which
                                                       at Close of Period (c)                                          Depreciation
                                                   ------------------------------                                       in Latest
                                                       Buildings                                   Date                   Income
                                                             and                   Accumulated    of Con-     Date      Statement is
                                     Land           Improvements      Total        Depreciation  struction   Acquired     Computed
                                     --------       --------------    ----------   ------------  ---------   --------   ------------

Properties the Partnership
  has Invested in Under
  Operating Leases:

    Burger King Restaurants:
      Valdosta, Georgia              $    238,891   $  316,670        $  555,561    $   45,982     1990       08/92       (b)
      Natchitoches, Louisiana             152,329      489,366           641,695        77,986     1993       12/92       (b)

    Denny's Restaurants:
      St. Ann, Missouri                   338,826           (f)          338,826            (f)    1993       11/92       (d)
      Phoenix, Arizona                    456,306           (f)          456,306            (f)    1993       11/92       (d)
      Black Mountain, North Carolina      260,493           (f)          260,493            (f)    1992       12/92       (d)
      Blue Springs, Missouri              497,604           (f)          497,604            (f)    1993       12/92       (d)
      Columbus, Georgia                   125,818      314,690           440,508        43,346     1980       01/93       (g)
      Tempe, Arizona                      709,275           (f)          709,275            (f)    1982       02/93       (d)

    Golden Corral Family
      Steakhouse Restaurants:
        Arlington, Texas                  711,558    1,159,978         1,871,536       196,296     1992       12/92       (b)

    Hardee's Restaurants:
      Crossville, Tennessee               290,136      334,350           624,486        56,000     1992       12/92       (b)
      Toccoa, Georgia                     208,847           (f)          208,847            (f)    1992       12/92       (d)
      Columbia, Mississippi               134,809           (f)          134,809            (f)    1991       01/93       (d)
      Pensacola, Florida                  277,236           (f)          277,236            (f)    1993       03/93       (d)
      Columbia, South Carolina            325,674           (f)          325,674            (f)    1991       05/93       (d)
      Simpsonville, South Carolina        239,494           (f)          239,494            (f)    1992       06/93       (d)
      Indian Trail, North Carolina        298,938           (f)          298,938            (f)    1992       07/93       (d)
      Clarksville, Georgia                160,478      415,540           576,018        61,287     1992       07/93       (b)

    Jack in the Box Restaurants:
      Spring, Texas                       564,164      510,639         1,074,803        84,454     1993       01/93       (b)
      Houston, Texas                      360,617      659,805         1,020,422       109,124     1993       01/93       (b)
      Arlington, Texas                    329,226      716,600         1,045,826       118,517     1992       01/93       (b)
      Grapevine, Texas                    471,367      590,987         1,062,354        97,742     1992       01/93       (b)
      Rialto, California                  524,251      595,226         1,119,477        98,443     1992       01/93       (b)
      Phoenix, Arizona                    294,773      527,466           822,239        87,766     1992       01/93       (b)
      Petaluma, California                534,076      800,780         1,334,856       132,439     1993       01/93       (b)
      Willis, Texas                       569,077      427,381           996,458        70,020     1993       02/93       (b)
      Houston, Texas                      368,758      663,022         1,031,780       108,626     1993       02/93       (b)

    KFC Restaurant:
      Las Cruces, New Mexico              175,905           (f)          175,905            (f)    1990       03/93       (d)

                           CNL INCOME FUND XII, LTD.
                        (A Florida Limited Partnership)

      SCHEDULE III - REAL ESTATE AND ACCUMULATED DEPRECIATION - CONTINUED
      -------------------------------------------------------------------

                               December 31, 1997

                                                                           Costs Capitalized
                                                                              Subsequent
                                                      Initial Cost           To Acquisition
                                                -------------------------  -------------------
                                                              Buildings
                                       Encum-                    and       Improve-   Carrying
                                       brances     Land      Improvements    ments     Costs
                                       -------  -----------  ------------  ---------  --------

    Long John Silver's Restaurants:
      Clarksville, Tennessee                 -      166,283             -          -         -
      Morganton, North Carolina              -      321,674             -          -         -
      Statesville, North Carolina            -      240,870             -          -         -
      Monroe, North Carolina                 -      253,369             -          -         -
      El Paso, Texas                         -      314,270             -          -         -
      Tucson, Arizona                        -      277,378       245,385          -         -
      Asheville, North Carolina              -      213,536             -          -         -

    Quincy's Restaurant:
      Albany, Georgia                        -      378,547             -          -         -

    Shoney's Restaurants:
      Bradenton, Florida                     -      455,986             -          -         -
      Winter Haven, Florida                  -      475,084             -          -         -

    Sports Rock Cafe Restaurant:
      Tempe, Arizona                         -      121,831       620,527     55,000         -
                                                -----------    ----------   --------  --------

                                                $12,837,754    $8,899,046   $544,366  $      -
                                                ===========    ==========   ========  ========

Property of Joint Venture in
  Which the Partnership has an
  18.61% Interest and has Invested
  in Under an Operating Lease:

    Jack in the Box Restaurant:
      Des Moines, Washington                 -  $   322,726    $  791,658   $      -  $      -
                                                ===========    ==========   ========  ========
Property of Joint Venture in
 Which the Partnership has a
 31.13% Interest and has Invested
in Under an Operating Lease:

    Denny's Restaurant:
      Kingsville, Texas                      -  $   171,061    $        -   $ 99,128  $      -
                                                ===========    ==========   ========  ========
Property of Joint Venture in
 Which the Partnership has a
 87.54% Interest and has Invested
 in Under an Operating Lease:

  Golden Corral Family
    Steakhouse Restaurant:
     Middleburg Heights, Ohio                -  $   521,571    $        -   $      -  $      -
                                                ===========    ==========   ========  ========

                                                                                                                         Life
                                               Gross Amount at Which Carried                                            on Which
                                                   at Close of Period (c)                                              Depreciation
                                           -----------------------------------                                          in Latest
                                                             Buildings                             Date                  Income
                                                                and                 Accumulated   of Con-     Date    Statement is
                                           Land            Improvements    Total   Depreciation  struction  Acquired    Computed
                                     --------------------  -------------  -------  ------------- ---------  --------  -------------

    Long John Silver's Restaurants:
      Clarksville, Tennessee               166,283              (f)       166,283             (f)     1993     03/93            (d)
      Morganton, North Carolina            321,674              (f)       321,674             (f)     1993     04/93            (d)
      Statesville, North Carolina          240,870              (f)       240,870             (f)     1993     04/93            (d)
      Monroe, North Carolina               253,369              (f)       253,369             (f)     1993     04/93            (d)
      El Paso, Texas                       314,270              (f)       314,270             (f)     1993     06/93            (d)
      Tucson, Arizona                      277,378         245,385        522,763         36,685      1992     07/93            (b)
      Asheville, North Carolina            213,536              (f)       213,536             (f)     1993     08/93            (d)

    Quincy's Restaurant:
      Albany, Georgia                      378,547              (f)       378,547             (f)     1991     12/92            (d)

    Shoney's Restaurants:
      Bradenton, Florida                   455,986              (f)       455,986             (f)     1993     12/92            (d)
      Winter Haven, Florida                475,084              (f)       475,084             (f)     1993     05/93            (d)

    Sports Rock Cafe Restaurant:
      Tempe, Arizona                       121,831         675,527        797,358         36,174      1988     04/93            (h)
                                       -----------      ----------    -----------     ----------
                                       $12,837,754      $9,443,412    $22,281,166     $1,460,887
                                       ===========      ==========    ===========     ==========
Property of Joint Venture in
  Which the Partnership has an
  18.61% Interest and has Invested
  in Under an Operating Lease:
    Jack in the Box Restaurant:
      Des Moines, Washington           $   322,726      $  791,658    $ 1,114,384     $  137,508      1992     12/92            (b)
                                       ===========      ==========    ===========     ==========

Property of Joint Venture in
 Which the Partnership has a
 31.13% Interest and has Invested
in Under an Operating Lease:

    Denny's Restaurant:
      Kingsville, Texas                $   270,189              (f)   $   270,189             (f)     1988     10/92            (d)
                                       ===========                    ===========
Property of Joint Venture in
 Which the Partnership has a
 87.54% Interest and has Invested
 in Under an Operating Lease:

  Golden Corral Family
    Steakhouse Restaurant:
     Middleburg Heights, Ohio          $   521,571              (f)   $   521,571             (f)     1995     05/96            (d)
                                       ===========                    ===========

                           CNL INCOME FUND XII, LTD.
                        (A Florida Limited Partnership)

      SCHEDULE III - REAL ESTATE AND ACCUMULATED DEPRECIATION - CONTINUED
      -------------------------------------------------------------------

                               December 31, 1997


                                                                           Costs Capitalized
                                                                               Subsequent
                                                      Initial Cost           To Acquisition
                                                 -----------------------  --------------------
                                                             Buildings
                                        Encum-                  and        Improve-   Carrying
                                        brances    Land     Improvements    ments      Costs
                                        -------  ---------  ------------  ----------  --------

Properties the Partnership
  has Invested in Under
  Direct Financing Leases:

    Denny's Restaurants:
      Phoenix, Arizona                        -  $       -    $        -  $  467,545    $    -
      St. Ann, Missouri                       -          -             -     324,340         -
      Black Mountain, North Carolina          -          -       696,851           -         -
      Blue Springs, Missouri                  -          -             -     485,945         -
      Cleveland, Tennessee                    -    158,300       510,479           -         -
      Tempe, Arizona                          -          -             -     491,258         -
      Amherst, Ohio                           -    127,672       169,928     316,796         -

    Hardee's Restaurants:
      Toccoa, Georgia                         -          -       437,938           -         -
      Fultondale, Alabama                     -    173,016             -     636,480         -
      Poplarville, Mississippi                -    138,020             -     444,485         -
      Columbia, Mississippi                   -          -       367,836           -         -
      Pensacola, Florida                      -          -             -     450,193         -
      Columbia, South Carolina                -          -       452,333           -         -
      Simpsonville, South Carolina            -          -       517,680           -         -
      Indian Trail, North Carolina            -          -       496,110           -         -

    KFC Restaurant:
      Las Cruces, New Mexico                  -          -       224,790           -         -

    Long John Silver's Restaurants:
      Murfreesboro, Tennessee                 -    174,746       555,186           -         -
      Clarksville, Tennessee                  -          -       422,539           -         -
      Morganton, North Carolina               -          -             -     359,735         -
      Statesville, North Carolina             -          -             -     349,184         -
      Monroe, North Carolina                  -          -             -     358,094         -
      El Paso, Texas                          -          -             -     371,286         -
      Chattanooga, Tennessee                  -    142,627       584,320           -         -
      Asheville, North Carolina               -          -       493,303           -         -

    Quincy's Restaurant:
      Albany, Georgia                         -          -       880,338           -         -

    Shoney's Restaurants:
      Bradenton, Florida                      -          -             -     596,374         -
      Winter Haven, Florida                   -          -             -     758,986         -
                                                 ---------    ----------  ----------    ------

                                                 $ 914,381    $6,809,631  $6,410,701    $    -
                                                 =========    ==========  ==========    ======


                                                                                                                     Life
                                                Gross Amount at Which Carried                                       on Which
                                                   at Close of Period (c)                                          Depreciation
                                                ------------------------------                                      in Latest
                                                   Buildings                                     Date                 Income
                                                      and                        Accumulated    of Con-     Date    Statement is
                                      Land        Improvements      Total       Depreciation  struction  Acquired    Computed
                                      --------  --------------      ------      ------------  ---------  --------  ------------
Properties the Partnership
  has Invested in Under
  Direct Financing Leases:

    Denny's Restaurants:
      Phoenix, Arizona                  -           (f)              (f)           (d)          1993      11/92        (d)
      St. Ann, Missouri                 -           (f)              (f)           (d)          1993      11/92        (d)
      Black Mountain, North Carolina    -           (f)              (f)           (d)          1992      12/92        (d)
      Blue Springs, Missouri            -           (f)              (f)           (d)          1993      12/92        (d)
      Cleveland, Tennessee             (f)          (f)              (f)           (e)          1992      12/92        (e)
      Tempe, Arizona                    -           (f)              (f)           (d)          1982      02/93        (d)
      Amherst, Ohio                    (f)          (f)              (f)           (e)          1987      07/93        (e)

    Hardee's Restaurants:
      Toccoa, Georgia                   -           (f)              (f)           (d)          1992      12/92        (d)
      Fultondale, Alabama              (f)          (f)              (f)           (e)          1993      12/92        (e)
      Poplarville, Mississippi         (f)          (f)              (f)           (e)          1993      01/93        (e)
      Columbia, Mississippi             -           (f)              (f)           (d)          1991      01/93        (d)
      Pensacola, Florida                -           (f)              (f)           (d)          1993      03/93        (d)
      Columbia, South Carolina          -           (f)              (f)           (d)          1991      05/93        (d)
      Simpsonville, South Carolina      -           (f)              (f)           (d)          1992      06/93        (d)
      Indian Trail, North Carolina      -           (f)              (f)           (d)          1992      07/93        (d)

    KFC Restaurant:
      Las Cruces, New Mexico            -           (f)              (f)           (d)          1990      03/93        (d)

    Long John Silver's Restaurants:
      Murfreesboro, Tennessee          (f)          (f)              (f)           (e)          1989      02/93        (e)
      Clarksville, Tennessee            -           (f)              (f)           (d)          1993      03/93        (d)
      Morganton, North Carolina         -           (f)              (f)           (d)          1993      04/93        (d)
      Statesville, North Carolina       -           (f)              (f)           (d)          1993      04/93        (d)
      Monroe, North Carolina            -           (f)              (f)           (d)          1993      04/93        (d)
      El Paso, Texas                    -           (f)              (f)           (d)          1993      06/93        (d)
      Chattanooga, Tennessee           (f)          (f)              (f)           (e)          1993      07/93        (e)
      Asheville, North Carolina         -           (f)              (f)           (d)          1993      08/93        (d)

    Quincy's Restaurant:
      Albany, Georgia                   -           (f)              (f)           (d)          1991      12/92        (d)

    Shoney's Restaurants:
      Bradenton, Florida                -           (f)              (f)           (d)          1993      12/92        (d)
      Winter Haven, Florida             -           (f)              (f)           (d)          1993      05/93        (d)

                           CNL INCOME FUND XII, LTD.
                        (A Florida Limited Partnership)

      SCHEDULE III - REAL ESTATE AND ACCUMULATED DEPRECIATION - CONTINUED
      -------------------------------------------------------------------

                               December 31, 1997

                                                                                  Costs Capitalized
                                                                                     Subsequent
                                                             Initial Cost          To Acquisition
                                                       -----------------------   -------------------
                                                                 Buildings
                                        Encum-                       and        Improve-    Carrying
                                        brances        Land      Improvements    ments      Costs
                                        -------      ---------   ------------   ---------   --------
Property of Joint Venture in
  Which the Partnership has a
  59% Interest and has Invested
  in Under a Direct Financing Lease:

    Hardee's Restaurant:
      Williston, Florida                   -         $ 150,143    $        -   $ 499,071    $        -
                                                     =========    ===========  =========    ==========
Property of Joint Venture in
 Which the Partnership has a
 31.13% Interest and has Invested
in Under a Direct Financing Lease:

    Denny's Restaurant:
      Kingsville, Texas                    -         $       -    $         -  $ 535,489    $        -
                                                     =========    ===========  =========    ==========
Property of Joint Venture in
 Which the Partnership has an
 87.54% Interest and has Invested
 in Under a Direct Financing Lease:

  Golden Corral Family
    Steakhouse Restaurant:
     Middleburg Heights, OH                -         $       -    $1,357,288   $       -    $        -
                                                     =========    ==========   =========    ==========


                                                                                                                         Life
                                                        Gross Amount at Which Carried                                on Which
                                                               at Close of Period (c)                            Depreciation
                                                        -----------------------------                               in Latest
                                                           Buildings                             Date                  Income
                                                                 and           Accumulated    of Con-      Date  Statement is
                                            Land        Improvements   Total  Depreciation  struction  Acquired      Computed
                                            --------    ------------  ------  ------------  ---------  --------  ------------
Property of Joint Venture in
  Which the Partnership has a
  59% Interest and has Invested
  in Under a Direct Financing Lease:

    Hardee's Restaurant:
      Williston, Florida                      (f)          (f)         (f)        (e)         1993      12/92        (e)

Property of Joint Venture in
 Which the Partnership has a
 31.13% Interest and has Invested
in Under a Direct Financing Lease:

    Denny's Restaurant:
      Kingsville, Texas                        -           (f)         (f)        (d)         1988      10/92       (d)

Property of Joint Venture in
 Which the Partnership has an
 87.54% Interest and has Invested
 in Under a Direct Financing Lease:

  Golden Corral Family
    Steakhouse Restaurant:
     Middleburg Heights, OH                     -           (f)         (f)        (d)         1995      05/96       (d)

                           CNL INCOME FUND XII, LTD.
                        (A Florida Limited Partnership)

        NOTES TO SCHEDULE III - REAL ESTATE AND ACCUMULATED DEPRECIATION
        ----------------------------------------------------------------

                               December 31, 1997



(a) Transactions in real estate and accumulated depreciation during 1997, 1996 and 1995, are summarized as follows:

                                                                    Accumulated
                                                         Cost      Depreciation
                                                     ------------  -------------

               Properties the Partnership
                 has Invested in Under
                 Operating Leases:

                   Balance, December 31, 1994        $23,248,199     $  613,620
                   Depreciation expense                        -        325,795
                                                     -----------     ----------

                   Balance, December 31, 1995         23,248,199        939,415
                   Disposition                        (1,764,391)      (109,036)
                   Reclassified to operating
                     lease                               742,358              -
                   Depreciation expense                        -        313,319
                                                     -----------     ----------

                   Balance, December 31, 1996         22,226,166      1,143,698
                   Additional costs capitalized           55,000              -
                   Depreciation expense                        -        317,189
                                                     -----------     ----------

                   Balance, December 31, 1997        $22,281,166     $1,460,887
                                                     ===========     ==========


               Property of Joint Venture in
                 Which the Partnership has an
                 18.61% Interest and has Invested
                 in Under an Operating Lease:

                   Balance, December 31, 1994        $ 1,114,384     $   58,341
                   Depreciation expense                        -         26,388
                                                     -----------     ----------

                   Balance, December 31, 1995          1,114,384         84,729
                   Depreciation expense                        -         26,389
                                                     -----------     ----------

                   Balance, December 31, 1996          1,114,384        111,118
                   Depreciation expense                        -         26,390
                                                     -----------     ----------

                   Balance, December 31, 1997        $ 1,114,384     $  137,508
                                                     ===========     ==========

                           CNL INCOME FUND XII, LTD.
                        (A Florida Limited Partnership)

              NOTES TO SCHEDULE III - REAL ESTATE AND ACCUMULATED
              ---------------------------------------------------
                            DEPRECIATION - CONTINUED
                            ------------------------

                               December 31, 1997


                                                                   Accumulated
                                                        Cost      Depreciation
                                                     -----------  ------------

               Property of Joint Venture in
                 Which the Partnership has a
                 31.13% Interest and has Invested
                 in Under an Operating Lease:

                   Balance, December 31, 1994        $   270,189  $          -
                   Depreciation expense (d)                    -             -
                                                     -----------  ------------

                   Balance, December 31, 1995            270,189             -
                   Depreciation expense (d)                    -             -
                                                     -----------  ------------

                   Balance, December 31, 1996            270,189             -
                   Depreciation expense (d)                    -             -
                                                     -----------  ------------

                   Balance, December 31, 1997        $   270,189  $          -
                                                     ===========  ============


               Property of Joint Venture in
                 Which the Partnership has an
                 87.54% Interest and has Invested
                 in Under an Operating Lease:

                   Balance, December 31, 1995        $         -  $          -
                   Acquisition                           521,571             -
                   Depreciation expense (d)                    -             -
                                                     -----------  ------------

                   Balance, December 31, 1996            521,571             -
                   Depreciation expense (d)                    -             -
                                                     -----------  ------------

                   Balance, December 31, 1997        $   521,571  $          -
                                                     ===========  ============

(b) Depreciation expense is computed for buildings and improvements based upon estimated lives of 30 years.

(c) As of December 31, 1997, the aggregate cost of the Properties owned by the Partnership and joint ventures for federal income tax purposes was $36,384,555 and $4,397,441, respectively. All of the leases are treated as operating leases for federal income tax purposes.

(d) For financial reporting purposes, the portion of the lease relating to the building has been recorded as a direct financing lease. The cost of the building has been included in net investment in direct financing leases; therefore, depreciation is not applicable.

(e) For financial reporting purposes, the lease for the land and building has been recorded as a direct financing lease. The cost of the land and building has been included in the net investment in direct financing leases; therefore, depreciation is not applicable.

                           CNL INCOME FUND XII, LTD.
                        (A Florida Limited Partnership)

              NOTES TO SCHEDULE III - REAL ESTATE AND ACCUMULATED
              ---------------------------------------------------
                            DEPRECIATION - CONTINUED
                            ------------------------

                               December 31, 1997



(f) For financial reporting purposes, certain components of the lease relating to land and building have been recorded as a direct financing lease. Accordingly, costs relating to these components of this lease are not shown.

(g) Effective January 1, 1994, the lease for this Property was amended, resulting in the reclassification of the building portion of the lease to an operating lease. The building was recorded at net book value as of January 1, 1994, and depreciated over its remaining estimated life of approximately 29 years.

(h) Effective July 1, 1996, the lease for this Property terminated, resulting in the lease being reclassified as an operating lease. The land and building were recorded at net book value as of July 1, 1996, and the building is being depreciated over its remaining estimated life of approximately 27 years.

                       Report of Independent Accountants

To the Partners
CNL Income Fund XIII, Ltd.

In connection with our audits of the financial statements of CNL Income Fund XIII, Ltd. (A Florida Limited Partnership) as of December 31, 1997 and 1996, and for each of the three years in the period ended December 31, 1997, which financial statements are included in the Prospectus, we have also audited the financial statement schedules listed in Item 99.1 herein.

In our opinion, these financial statement schedules, when considered in relation to the basic financial statements, taken as a whole, present fairly, in all material respects, the information required to be included therein.

/s/ COOPERS & LYBRAND L.L.P.

Orlando, Florida
January 21, 1998

                          CNL INCOME FUND XIII, LTD.
                        (A Florida Limited Partnership)

                SCHEDULE II - VALUATION AND QUALIFYING ACCOUNTS
                -----------------------------------------------

                 Years Ended December 31, 1997, 1996 and 1995

                                        Additions
                                        ---------
                         Balance at     Charged To                    Balance
                         Beginning      Other                          at End
Year      Description      of Year      Accounts       Deductions     of Year
------    -----------    ----------     ----------     ----------     -------
1995      Allowance for
          doubtful
          accounts (a)   $   4,565      $  45,182     (b) $       -    $  49,747
                         =========      =========         =========    =========
1996      Allowance for
          doubtful
          accounts (a)   $  49,747      $ 173,721     (b) $       -    $ 223,468
                         =========      =========         =========    =========
1997      Allowance for
          doubtful
          accounts (a)   $ 223,468      $       -     (b) $ 223,468    $       -
                         =========      =========         =========    =========

          (a) Deducted from receivables and accrued rental income on the balance sheet.

          (b)  Reduction of rental and other income.

                          CNL INCOME FUND XIII, LTD.
                        (A Florida Limited Partnership)

            SCHEDULE III - REAL ESTATE AND ACCUMULATED DEPRECIATION
            -------------------------------------------------------

                               December 31, 1997

                                                                                           Costs Capitalized
                                                                                               Subsequent
                                                           Initial Cost                      To Acquisition
                                                     ------------------------        ----------------------------
                                                                   Buildings
                                      Encum-                          and            Improve-            Carrying
                                      brances        Land        Improvements         ments               Costs
                                      -------        ----        ------------        ---------           --------
Properties the Partnership
  has Invested in Under
  Operating Leases:

    Burger King Restaurants:
      Cincinnati, Ohio                      -     $  256,901     $  669,537          $       -           $       -
      Dayton, Ohio                          -        211,835        771,616                  -                   -
      Lafayette, Indiana                    -        247,183        723,304                  -                   -
      Pineville, Louisiana                  -        174,843        618,815                  -                   -

    Checkers Drive-In Restaurants:
      Houston, Texas                        -        445,389              -                  -                   -
      Port Richey, Florida                  -        380,055              -                  -                   -
      Pensacola, Florida                    -        280,409              -                  -                   -
      Orlando, Florida                      -        424,323              -                  -                   -
      Boca Raton, Florida                   -        501,416              -                  -                   -
      Venice, Florida                       -        374,675              -                  -                   -
      Woodstock, Georgia                    -        386,638              -                  -                   -
      Lakeland, Florida                     -        326,175              -                  -                   -

    Denny's Restaurants:
      Peoria, Arizona                       -        460,107              -                  -                   -
      Mesa, Arizona                         -        530,494              -            540,983                   -

    Golden Corral Family
      Steakhouse Restaurants:
        Dallas, Texas                       -        611,589      1,071,838                  -                   -
        San Antonio, Texas                  -        625,527        964,122                  -                   -
        Panama City, Florida                -        617,016              -          1,103,437                   -

    Hardee's Restaurants:
      Ashland, Alabama                      -        197,336        417,418                  -                   -
      Bloomingdale, Tennessee               -        160,149        424,977                  -                   -
      Blytheville, Arkansas                 -        164,004              -                  -                   -
      Chapin, South Carolina                -        218,639        460,364                  -                   -
      Kingsport, Tennessee                  -        204,516              -                  -                   -
      Opelika, Alabama                      -        240,363        412,621                  -                   -
      Spartanburg, South Carolina           -        226,815        431,574                  -                   -

    Jack in the Box Restaurants:
      Sacramento, California                -        323,929        601,054                  -                   -
      Houston, Texas                        -        315,842        590,708                  -                   -
      Houston, Texas                        -        368,409        567,115                  -                   -
      Arlington, Texas                      -        404,752        592,173                  -                   -

                                                                                                                         Life
                                                Gross Amount at Which Carried                                           on Which
                                                   at Close of Period (c)                                             Depreciation
                                                -----------------------------                                           in Latest
                                                       Buildings                                  Date                  Income
                                                         and                    Accumulated     of Con-      Date     Statement is
                                           Land      Improvements   Total       Depreciation   struction   Acquired     Computed
                                         --------    ------------   ------      ------------   ---------   --------   ------------
Properties the Partnership
  has Invested in Under
  Operating Leases:

    Burger King Restaurants:
      Cincinnati, Ohio                   $  256,901   $   669,537   $  926,438       98,749       1988        07/93          (b)
      Dayton, Ohio                          211,835       771,616      983,451      113,805       1988        07/93          (b)
      Lafayette, Indiana                    247,183       723,304      970,487      106,679       1989        07/93          (b)
      Pineville, Louisiana                  174,843       618,815      793,658       91,268       1990        07/93          (b)

    Checkers Drive-In Restaurants:
      Houston, Texas                        445,389             -      445,389           (g)         -        03/94          (g)
      Port Richey, Florida                  380,055             -      380,055           (g)         -        03/94          (g)
      Pensacola, Florida                    280,409             -      280,409           (g)         -        03/94          (g)
      Orlando, Florida                      424,323             -      424,323           (g)         -        03/94          (g)
      Boca Raton, Florida                   501,416             -      501,416           (g)         -        03/94          (g)
      Venice, Florida                       374,675             -      374,675           (g)         -        03/94          (g)
      Woodstock, Georgia                    386,638             -      386,638           (g)         -        10/94          (g)
      Lakeland, Florida                     326,175             -      326,175           (g)         -        04/95          (g)

    Denny's Restaurants:
      Peoria, Arizona                       460,107            (f)     460,107            -       1994        10/93          (d)
      Mesa, Arizona                         530,494       540,983    1,071,477       65,634       1994        12/93          (b)

    Golden Corral Family
      Steakhouse Restaurants:
        Dallas, Texas                       611,589     1,071,838    1,683,427      165,229       1991        05/93          (b)
        San Antonio, Texas                  625,527       964,122    1,589,649      147,392       1993        06/93          (b)
        Panama City, Florida                617,016     1,103,437    1,720,453      139,643       1994        11/93          (b)

    Hardee's Restaurants:
      Ashland, Alabama                      197,336       417,418      614,754       61,564       1992        07/93          (b)
      Bloomingdale, Tennessee               160,149       424,977      585,126       62,679       1992        07/93          (b)
      Blytheville, Arkansas                 164,004            (f)     164,004            -       1991        07/93          (d)
      Chapin, South Carolina                218,639       460,364      679,003       67,898       1993        07/93          (b)
      Kingsport, Tennessee                  204,516            (f)     204,516            -       1992        07/93          (d)
      Opelika, Alabama                      240,363       412,621      652,984       60,857       1992        07/93          (b)
      Spartanburg, South Carolina           226,815       431,574      658,389       63,652       1993        07/93          (b)

    Jack in the Box Restaurants:
      Sacramento, California                323,929       601,054      924,983       90,295       1992        06/93          (b)
      Houston, Texas                        315,842       590,708      906,550       87,177       1993        07/93          (b)
      Houston, Texas                        368,409       567,115      935,524       83,798       1992        07/93          (b)
      Arlington, Texas                      404,752       592,173      996,925       87,339       1993        08/93          (b)


                          CNL INCOME FUND XIII, LTD.
                        (A Florida Limited Partnership)

      SCHEDULE III - REAL ESTATE AND ACCUMULATED DEPRECIATION - CONTINUED
      -------------------------------------------------------------------

                               December 31, 1997

                                                                                           Costs Capitalized
                                                                                               Subsequent
                                                           Initial Cost                      To Acquisition
                                                     ------------------------        ----------------------------
                                                                   Buildings
                                      Encum-                          and            Improve-            Carrying
                                      brances        Land        Improvements         ments               Costs
                                      -------        ----        ------------        ---------           --------
    Long John Silver's Restaurants:
      Penn Hills, Pennsylvania              -           292,370               -                -                    -
      Philadelphia, Pennsylvania            -           274,580               -                -                    -
      Arlington, Texas                      -           362,939               -                -                    -
      Johnstown, Pennsylvania               -           254,412               -                -                    -
      Orlando, Florida                      -           299,696         139,676                -                    -
      Tampa, Florida                        -           372,748               -                -                    -
      Austin, Texas                         -           463,937               -                -                    -
      Overland Park, Kansas                 -           452,691               -                -                    -

    Wendy's Old Fashioned Hamburger
      Restaurant:
        Salisbury, Maryland                 -           290,195         641,709                -                    -
                                                   ------------    ------------      -----------         ------------

                                                   $ 12,742,897    $ 10,098,621      $ 1,644,420         $          -
                                                   ============    ============      ===========         ============

Property of Joint Venture in
  Which the Partnership has a
  50% Interest and has Invested
  in Under an Operating Lease:

    Hardee's Restaurant:
      Attalla, Alabama                      -      $    196,274    $    434,428      $         -         $         -
                                                   ============    ============      ===========         ===========

Property in Which the Partnership
  has a 66.13% Interest as Tenants-
  in-Common and has Invested in
  Under an Operating Lease:

    Arby's Restaurant:
      Arvada, Colorado                      -      $    260,439    $    545,126      $         -         $          -
                                                   ============    ============      ===========         ============

Property of Joint Venture in
  Which the Partnership has a
  27.8% Interest and has Invested
  in Under Operating Lease:

    Denny's Restaurant:
      Salem, Ohio                           -      $    131,762    $          -      $         -         $          -
                                                   ============    ============      ===========         ============
Property in Which the Partnership
 has a 63.03% Interest as Tenants-
 In-Common and has Invested in
 Under an Operating Lease:

  Burger King Restaurant:
    Akron, Ohio                             -      $    355,595    $    517,030      $         -         $          -
                                                   ============    ============      ===========         ============

                                                                                                                          Life
                                                    Gross Amount at Which Carried                                       on Which
                                                       at Close of Period (c)                                          Depreciation
                                                    -----------------------------                                       in Latest
                                                       Buildings                                   Date                   Income
                                                         and                     Accumulated     of Con-     Date      Statement is
                                       Land         Improvements         Total   Depreciation   struction  Acquired      Computed
                                     --------       ------------         ------  ------------   ---------  --------    ------------
    Long John Silver's Restaurants:
      Penn Hills, Pennsylvania            292,370               (f)      292,370             -     1993       07/93           (d)
      Philadelphia, Pennsylvania          274,580               (f)      274,580             -     1993       07/93           (d)
      Arlington, Texas                    362,939               (f)      362,939             -     1993       08/93           (d)
      Johnstown, Pennsylvania             254,412               (f)      254,412             -     1993       08/93           (d)
      Orlando, Florida                    299,696          139,676       439,372        19,287     1983       11/93           (b)
      Tampa, Florida                      372,748               (f)      372,748             -     1994       12/93           (d)
      Austin, Texas                       463,937               (f)      463,937             -     1993       12/93           (d)
      Overland Park, Kansas               452,691               (f)      452,691             -     1993       12/93           (d)

    Wendy's Old Fashioned Hamburger
      Restaurant:
        Salisbury, Maryland               290,195          641,709       931,904        84,375     1993       01/94           (b)
                                     ------------     ------------  ------------   -----------
                                     $ 12,742,897     $ 11,743,041  $ 24,485,938   $ 1,697,320
                                     ============     ============  ============   ===========
Property of Joint Venture in
  Which the Partnership has a
  50% Interest and has Invested
  in Under an Operating Lease:

    Hardee's Restaurant:
      Attalla, Alabama               $    196,274     $    434,428  $    630,702   $    58,638     1993       11/93           (b)
                                     ============     ============  ============   ===========
Property in Which the Partnership
  has a 66.13% Interest as Tenants-
  in-Common and has Invested in
  Under an Operating Lease:

    Arby's Restaurant:
      Arvada, Colorado               $   260,439      $    545,126  $    805,565   $    59,541     1994       09/94           (b)
                                     ===========      ============  ============   ===========
Property of Joint Venture in
  Which the Partnership has a
  27.8% Interest and has Invested
  in Under Operating Lease:

    Denny's Restaurant:
      Salem, Ohio                    $   131,762                (f) $   131,762              -     1991       03/95           (d)
                                     ===========                    ===========

Property in Which the Partnership
 has a 63.03% Interest as Tenants-
 In-Common and has Invested in
 Under an Operating Lease:

  Burger King Restaurant:
    Akron, Ohio                      $   355,595      $    517,030  $   872,625    $    15,898     1970       01/97           (b)
                                     ===========      ============  ===========    ===========

                           CNL INCOME FUND XIII, LTD.
                        (A Florida Limited Partnership)

      SCHEDULE III - REAL ESTATE AND ACCUMULATED DEPRECIATION - CONTINUED
      -------------------------------------------------------------------

                               December 31, 1997

                                                                                        Costs Capitalized
                                                                                            Subsequent
                                                          Initial Cost                    To Acquisition
                                                     ------------------------       ----------------------------
                                                                   Buildings
                                      Encum-                          and           Improve-            Carrying
                                      brances        Land        Improvements        ments               Costs
                                      -------        ----        ------------       ---------           --------
Property in Which the Partnership
  has a 47.83% Interest as Tenants-
  In-Common and has Invested in
  Under an Operating Lease:

    Chevy's Fresh Mex Restaurant:
      Smithfield, North Carolina             -      $ 976,357    $   974,016        $         -         $       -
                                                    =========    ===========        ===========         =========

Properties the Partnership
  has Invested in Under
  Direct Financing Leases:

    Denny's Restaurant:
      Peoria, Arizona                        -              -              -            613,090                 -

    Hardee's Restaurants:
      Blytheville, Arkansas                  -              -        450,014                  -                 -
      Huntingdon, Tennessee                  -        100,836        427,932                  -                 -
      Kingsport, Tennessee                   -              -        484,785                  -                 -
      Parsons, Tennessee                     -        101,332        409,671                  -                 -
      Trenton, Tennessee                     -        147,232        442,640                  -                 -

    Jack in the Box Restaurant:
      Cleburne, Texas                        -        145,890        496,797                  -                 -

    Long John Silver's Restaurants:
      Penn Hills, Pennsylvania               -              -              -            387,086                 -
      Philadelphia, Pennsylvania             -              -              -            533,155                 -
      Arlington, Texas                       -              -        449,369                  -                 -
      Johnstown, Pennsylvania                -              -              -            427,552                 -
      Austin, Texas                          -              -        517,109                  -                 -
      Overland Park, Kansas                  -              -        654,133                  -                 -
      Tampa, Florida                         -              -              -            374,344                 -

    Quincy's Restaurant:
      Mount Airy, North Carolina             -        212,852        827,991                  -                 -
                                                    ---------    -----------        -----------         ---------

                                                    $ 708,142    $ 5,160,441        $ 2,335,227         $       -
                                                    =========    ===========        ===========         =========

Property of Joint Venture in
  Which the Partnership has a
  27.8% Interest and has Invested
  in Under Direct Financing Lease:

    Denny's Restaurant:
      Salem, Ohio                            -      $       -    $   371,836        $         -         $       -
                                                    =========    ===========        ===========         =========

                                                                                                                          Life
                                                   Gross Amount at Which Carried                                         on Which
                                                      at Close of Period (c)                                           Depreciation
                                                   -----------------------------                                         in Latest
                                                      Buildings                                     Date                 Income
                                                        and                       Accumulated     of Con-      Date    Statement is
                                      Land         Improvements     Total         Depreciation   struction   Acquired    Computed
                                    --------       ------------     ------        ------------   ---------   --------   ------------
Property in Which the Partnership
  has a 47.83% Interest as Tenants-
  In-Common and has Invested in
  Under an Operating Lease:

    Chevy's Fresh Mex Restaurant:
      Smithfield, North Carolina    $   976,357    $   974,016      $ 1,950,373   $       89        1995        12/97        (b)
                                    ===========    ===========      ===========   ==========

Properties the Partnership
  has Invested in Under
  Direct Financing Leases:

    Denny's Restaurant:
      Peoria, Arizona                         -             (f)              (f)          (d)       1994        10/93        (d)

    Hardee's Restaurants:
      Blytheville, Arkansas                   -             (f)              (f)          (d)       1991        07/93        (d)
      Huntingdon, Tennessee                  (f)            (f)              (f)          (e)       1992        07/93        (e)
      Kingsport, Tennessee                    -             (f)              (f)          (d)       1992        07/93        (d)
      Parsons, Tennessee                     (f)            (f)              (f)          (e)       1992        07/93        (e)
      Trenton, Tennessee                     (f)            (f)              (f)          (e)       1992        07/93        (e)

    Jack in the Box Restaurant:
      Cleburne, Texas                        (f)            (f)              (f)          (e)       1988        11/93        (e)

    Long John Silver's Restaurants:
      Penn Hills, Pennsylvania                -             (f)              (f)          (d)       1993        07/93        (d)
      Philadelphia, Pennsylvania              -             (f)              (f)          (d)       1993        07/93        (d)
      Arlington, Texas                        -             (f)              (f)          (d)       1993        08/93        (d)
      Johnstown, Pennsylvania                 -             (f)              (f)          (d)       1993        08/93        (d)
      Austin, Texas                           -             (f)              (f)          (d)       1993        12/93        (d)
      Overland Park, Kansas                   -             (f)              (f)          (d)       1993        12/93        (d)
      Tampa, Florida                          -             (f)              (f)          (d)       1994        12/93        (d)

    Quincy's Restaurant:
      Mount Airy, North Carolina             (f)            (f)              (f)          (e)       1992        07/93        (e)


Property of Joint Venture in
  Which the Partnership has a
  27.8% Interest and has Invested
  in Under Direct Financing Lease:

    Denny's Restaurant:
      Salem, Ohio                             -             (f)              (f)          (d)       1991        03/95        (d)

                          CNL INCOME FUND XIII, LTD.
                        (A Florida Limited Partnership)

       NOTES TO SCHEDULE III - REAL ESTATE AND ACCUMULATED DEPRECIATION
       ----------------------------------------------------------------

                               December 31, 1997


(a) Transactions in real estate and accumulated depreciation during 1997, 1996 and 1995 are summarized as follows:

                                                                                     Accumulated
                                                                    Cost             Depreciation
                                                                 ------------        ------------
               Properties the Partnership
                 has Invested in Under
                 Operating Leases:

                    Balance, December 31, 1994                   $   25,348,431      $    523,017
                    Acquisitions                                        324,282                 -
                    Dispositions                                       (309,584)                -
                    Depreciation expense                                      -           391,435
                                                                 --------------      ------------

                    Balance, December 31, 1995                       25,363,129           914,452
                    Disposition                                        (444,604)                -
                    Depreciation expense                                      -           391,434
                                                                 --------------      ------------

                    Balance, December 31, 1996                       24,918,525         1,305,886
                    Dispositions                                       (432,587)                -
                    Depreciation expense                                      -           391,434
                                                                 --------------      ------------

                    Balance, December 31, 1997                   $   24,485,938      $  1,697,320
                                                                 ==============      ============

               Property of Joint Venture in
                    Which the Partnership has a
                    50% Interest and has Invested
                    in Under an Operating Lease:

                    Balance, December 31, 1994                   $      630,702      $     15,195
                    Depreciation expense                                      -            14,480
                                                                 --------------      ------------

                    Balance, December 31, 1995                          630,702            29,675
                    Depreciation expense                                      -            14,481
                                                                 --------------      ------------

                    Balance, December 31, 1996                          630,702            44,156
                    Depreciation expense                                      -            14,482
                                                                 --------------      ------------

                    Balance, December 31, 1997                   $      630,702      $     58,638
                                                                 ==============      ============

               Property in Which the Partnership
                    has a 66.13% Interest as Tenants-
                    in-Common and has Invested in
                    Under an Operating Lease:

                    Balance, December 31, 1994                   $      805,565      $      5,028
                    Depreciation expense                                      -            18,171
                                                                 --------------      ------------

                    Balance, December 31, 1995                          805,565            23,199
                    Depreciation expense                                      -            18,171
                                                                 --------------      ------------

                    Balance, December 31, 1996                          805,565            41,370
                    Depreciation expense                                      -            18,171
                                                                 --------------      ------------

                    Balance, December 31, 1997                   $      805,565      $     59,541
                                                                 ==============      ============

                           CNL INCOME FUND XIII, LTD.
                        (A Florida Limited Partnership)

              NOTES TO SCHEDULE III - REAL ESTATE AND ACCUMULATED
              ---------------------------------------------------
                            DEPRECIATION - CONTINUED
                            ------------------------

                               December 31, 1997

                                                                                     Accumulated
                                                                    Cost             Depreciation
                                                                 ------------        ------------
          Property of Joint Venture in
               Which the Partnership has a
               27.8% Interest and has Invested
               in Under an Operating Lease:

               Balance, December 31, 1994                        $         -         $          -
               Acquisition                                           131,762                    -
               Depreciation expense (d)                                    -                    -
                                                                 -----------         ------------

               Balance, December 31, 1995                            131,762                    -
               Depreciation expense (d)                                    -                    -
                                                                 -----------         ------------

               Balance, December 31, 1996                            131,762                    -
               Depreciation expense (d)                                    -                    -
                                                                 -----------         ------------

               Balance, December 31, 1997                        $   131,762         $          -
                                                                 ===========         ============

          Property in Which the Partnership
               has a 63.03% Interest as
               Tenants-in-Common and has
               Invested in Under an Operating
               Lease:

               Balance, December 31, 1996                        $         -         $          -
               Acquisition                                           872,625                    -
               Depreciation expense                                        -               15,898
                                                                 -----------         ------------

               Balance, December 31, 1997                        $   872,625         $     15,898
                                                                 ===========         ============

          Property in Which the Partnership
               has a 47.83% Interest as
               Tenants-in-Common and has
               Invested in Under an Operating
               Lease:

               Balance, December 31, 1996                        $         -         $          -
               Acquisition                                         1,950,373                    -
               Depreciation expense                                        -                   89
                                                                 -----------         ------------

               Balance, December 31, 1997                        $ 1,950,373         $         89
                                                                 ===========         ============

(b) Depreciation expense is computed for buildings and improvements based upon estimated lives of 30 years.

(c) As of December 31, 1997, the aggregate cost of the Properties owned by the Partnership and joint ventures (including the Property owned as tenants-in-common) for federal income tax purposes was $32,712,921 and $4,762,863, respectively. All of the leases are treated as operating leases for federal income tax purposes.

(d) For financial reporting purposes, the portion of the lease relating to the building has been recorded as a direct financing lease. The cost of the building has been included in net investment in direct financing leases; therefore, depreciation is not applicable.

                          CNL INCOME FUND XIII, LTD.
                        (A Florida Limited Partnership)

              NOTES TO SCHEDULE III - REAL ESTATE AND ACCUMULATED
              ---------------------------------------------------
                           DEPRECIATION - CONTINUED
                           ------------------------

                               December 31, 1997


(e) For financial reporting purposes, the lease for the land and building has been recorded as a direct financing lease. The cost of the land and building has been included in the net investment in direct financing leases; therefore, depreciation is not applicable.

(f) For financial reporting purposes, certain components of the lease relating to land and building have been recorded as a direct financing lease. Accordingly, costs relating to these components of this lease are not shown.

(g) The building portion of this Property is owned by the tenant; therefore, depreciation is not applicable.

(h) During the year ended December 31, 1997, the Partnership and an affiliate as tenants-in-common, purchased land and building from CNL BB Corp., an affiliate of the General Partners, for an aggregate cost of $872,625.

                       Report of Independent Accountants

To the Partners
CNL Income Fund XIV, Ltd.

In connection with our audits of the financial statements of CNL Income Fund XIV, Ltd. (A Florida Limited Partnership) as of December 31, 1997 and 1996, and for each of the three years in the period ended December 31, 1997, which financial statements are included in the Prospectus, we have also audited the financial statement schedules listed in Item 99.1 herein.

In our opinion, these financial statement schedules, when considered in relation to the basic financial statements, taken as a whole, present fairly, in all material respects, the information required to be included therein.

/s/ COOPERS & LYBRAND L.L.P.

Orlando, Florida
January 20, 1998

                           CNL INCOME FUND XIV, LTD.
                        (A Florida Limited Partnership)

            SCHEDULE III - REAL ESTATE AND ACCUMULATED DEPRECIATION
            -------------------------------------------------------

                               December 31, 1997


                                                                                     Costs Capitalized
                                                                                        Subsequent
                                                       Initial Cost                   To Acquisition
                                               ----------------------------     ----------------------------
                                                                Buildings
                                      Encum-                      and             Improve-          Carrying
                                      brances    Land         Improvements         ments             Costs
                                      -------  ---------      -------------     ----------         --------
Properties the Partnership
  has Invested in Under
  Operating Leases:

    Burger King Restaurant:
      Alliance, Ohio                        -   $210,290      $      -          $        -         $      -

    Checkers Drive-In Restaurants:
      Boynton Beach, Florida                -    501,606             -                   -                -
      Chamblee, Georgia                     -    332,737             -                   -                -
      Delray Beach, Florida                 -    193,110             -                   -                -
      Foley, Alabama                        -    197,821             -                   -                -
      Houston, Texas                        -    335,232             -                   -                -
      Huntsville, Alabama                   -    362,907             -                   -                -
      Kansas City, Missouri                 -    225,071             -                   -                -
      Marietta, Georgia                     -    332,418             -                   -                -
      Merriam, Kansas                       -    305,896             -                   -                -
      Norcross, Georgia                     -    474,262             -                   -                -
      Orlando, Florida                      -    559,646             -                   -                -
      Pensacola, Florida                    -    296,726             -                   -                -
      Richmond, Virginia                    -    411,521             -                   -                -
      Richmond, Virginia                    -    378,735             -                   -                -
      Suwannee, Georgia                     -    269,643             -                   -                -
      St. Petersburg, Florida               -    338,396             -                   -                -
      Coral Springs, Florida                -    421,221             -                   -                -

    Denny's Restaurants:
      Albemarle, North Carolina             -    202,363       447,278                   -                -
      Bullhead City, Arizona                -    282,086       623,778             152,416                -
      Topeka, Kansas                        -    420,446             -                   -                -
      Tempe, Arizona                        -    881,047             -                   -                -

    East Side Mario's Restaurant:
      Columbus, Ohio                        -    698,046             -           1,019,581                -

    Golden Corral Family
      Steakhouse Restaurants:
        Burlington, North Carolina          -    931,962             -             975,218                -
        Wilson, North Carolina              -    415,390             -             833,156                -
        Greeley, Colorado                   -    303,170             -             965,024                -

    Hardee's Restaurants:
      Franklin, Tennessee                   -    201,441       423,569                   -                -
      Nashville, Tennessee                  -    315,087             -                   -                -
      Nashville, Tennessee                  -    296,341       485,974                   -                -
      Batesville, Mississippi               -    186,404       453,720                   -                -
      Jacksonville, Florida                 -    385,903       409,773                   -                -
      Madison, Alabama                      -    192,522             -                   -                -

                                                                                                                           Life
                                                  Gross Amount at Which Carried                                          on Which
                                                     at Close of Period (c)                                            Depreciation
                                                    ----------------------------                                        in Latest
                                                    Buildings                                      Date                  Income
                                                       and                          Accumulated   of Con-     Date     Statement is
                                        Land      Improvements           Total     Depreciation  struction  Acquired     Computed
                                    -----------   ------------        -----------  ------------  ---------  --------   ------------
Properties the Partnership
  has Invested in Under
  Operating Leases:

    Burger King Restaurant:
      Alliance, Ohio                 $   210,290          (g)          $   210,290        (e)       1994        07/94      (e)

    Checkers Drive-In Restaurants:
      Boynton Beach, Florida             501,606           -               501,606        (d)          -        03/94      (d)
      Chamblee, Georgia                  332,737           -               332,737        (d)          -        03/94      (d)
      Delray Beach, Florida              193,110           -               193,110        (d)          -        03/94      (d)
      Foley, Alabama                     197,821           -               197,821        (d)          -        03/94      (d)
      Houston, Texas                     335,232           -               335,232        (d)          -        03/94      (d)
      Huntsville, Alabama                362,907           -               362,907        (d)          -        03/94      (d)
      Kansas City, Missouri              225,071           -               225,071        (d)          -        03/94      (d)
      Marietta, Georgia                  332,418           -               332,418        (d)          -        03/94      (d)
      Merriam, Kansas                    305,896           -               305,896        (d)          -        03/94      (d)
      Norcross, Georgia                  474,262           -               474,262        (d)          -        03/94      (d)
      Orlando, Florida                   559,646           -               559,646        (d)          -        03/94      (d)
      Pensacola, Florida                 296,726           -               296,726        (d)          -        03/94      (d)
      Richmond, Virginia                 411,521           -               411,521        (d)          -        03/94      (d)
      Richmond, Virginia                 378,735           -               378,735        (d)          -        03/94      (d)
      Suwannee, Georgia                  269,643           -               269,643        (d)          -        03/94      (d)
      St. Petersburg, Florida            338,396           -               338,396        (d)          -        03/95      (d)
      Coral Springs, Florida             421,221           -               421,221        (d)          -        03/95      (d)

    Denny's Restaurants:
      Albemarle, North Carolina          202,363  $  447,278               649,641  $ 63,528        1992        09/93      (b)
      Bullhead City, Arizona             282,086     776,194             1,058,280   104,695        1988        09/93      (b)
      Topeka, Kansas                     420,446          (g)              420,446        (e)       1994        10/93      (e)
      Tempe, Arizona                     881,047          (g)              881,047        (e)       1994        11/93      (e)

    East Side Mario's Restaurant:
      Columbus, Ohio                     698,046   1,019,581             1,717,627   106,746        1994        06/94      (b)

    Golden Corral Family
      Steakhouse Restaurants:
        Burlington, North Carolina       931,962     975,218             1,907,180   130,118        1993        10/93      (b)
        Wilson, North Carolina           415,390     833,156             1,248,546   116,781        1993        10/93      (b)
        Greeley, Colorado                303,170     965,024             1,268,194    98,177        1994        08/94      (b)

    Hardee's Restaurants:
      Franklin, Tennessee                201,441     423,569               625,010    58,504        1993        11/93      (b)
      Nashville, Tennessee               315,087          (g)              315,087        (e)       1993        11/93      (e)
      Nashville, Tennessee               296,341     485,974               782,315    67,122        1993        11/93      (b)
      Batesville, Mississippi            186,404     453,720               640,124    61,242        1993        12/93      (b)
      Jacksonville, Florida              385,903     409,773               795,676    55,310        1993        12/93      (b)
      Madison, Alabama                   192,522          (g)              192,522        (e)       1993        12/93      (e)

                           CNL INCOME FUND XIV. LTD.
                        (A Florida Limited Partnership)

      SCHEDULE III - REAL ESTATE AND ACCUMULATED DEPRECIATION - CONTINUED
      -------------------------------------------------------------------

                               December 31, 1997

                                                                                          Costs Capitalized
                                                                                              Subsequent
                                                              Initial Cost                  To Acquisition
                                                          -------------------              -----------------
                                                                   Buildings
                                   Encum-                             and            Improve-       Carrying
                                   brances        Land           Improvements         ments          Costs
                                   -------   -------------       ------------       ----------      --------
  Jack in the Box Restaurants:
    Mesquite, Texas                      -         449,442          528,882                  -             -
    Plano, Texas                         -         423,092          467,253                  -             -
    Farmers Branch, Texas                -         465,235          525,470                  -             -
    Fort Worth, Texas                    -         297,688          551,394                  -             -
    Fort Worth, Texas                    -         257,393          419,245                  -             -

  Long John Silver's Restaurants:
    Apopka, Florida                      -         320,435                -                  -             -
    Houston, Texas                       -         411,403                -                  -             -
    Stockbridge, Georgia                 -         295,839                -                  -             -
    Albemarle, North Carolina            -         214,623                -                  -             -
    Houston, Texas                       -         342,971                -                  -             -
    Marion, Ohio                         -         321,032                -                  -             -
    Las Vegas, Nevada                    -         520,884                -                  -             -

  Shoney's Restaurant:
    Akron, Ohio (h)                      -         246,431          805,793                  -             -
                                               -----------       ----------         ----------      --------

                                               $16,425,914       $6,142,129         $3,945,395      $      -
                                               ===========       ==========         ==========      ========

Property of Joint Venture
  in Which the Partnership
  has a 50% Interest and has
  Invested in Under an
  Operating Lease:

    Hardee's Restaurant:
      Attalla, Alabama                     -   $   196,274       $  434,428         $        -      $      -
                                               ===========       ==========         ==========      ========

Properties of Joint Venture
  in Which the Partnership
  has a 50% Interest and has
  Invested in Under Operating
  Leases:

    Boston Market Restaurants:
      Murfreesboro, Tennessee              -   $   398,313       $        -         $        -      $      -
      Matthews, North Carolina             -       409,942          737,391                  -             -
      Raleigh, North Carolina              -       518,507          542,919                  -             -
      Blaine, Minnesota                    -       253,934          531,509                  -             -

    Golden Corral Family
      Steakhouse Restaurant:
        Paris, Texas                       -       303,420          708,112                  -             -

    Taco Bell Restaurants:
      Anniston, Alabama                    -       173,395          329,202                  -             -
                                               -----------       ----------         ----------      --------

                                               $ 2,057,511       $2,849,133         $        -      $      -
                                               ===========       ==========         ==========      ========


                                                Gross Amount at Which Carried                                              Life
                                                   at Close of Period (c)                                                on Which
                                                  ----------------------------                                         Depreciation
                                                                                                                        in Latest
                                                  Buildings                                       Date                   Income
                                                     and                           Accumulated   of Con-     Date      Statement is
                                      Land      Improvements           Total      Depreciation  struction  Acquired      Computed
                                  -----------   ------------        -----------   ------------  ---------  --------    ------------
  Jack in the Box Restaurants:
    Mesquite, Texas                   449,442       528,882            978,324        73,049     1992        11/93        (b)
    Plano, Texas                      423,092       467,253            890,345        63,598     1992        11/93        (b)
    Farmers Branch, Texas             465,235       525,470            990,705        71,502     1988        12/93        (b)
    Fort Worth, Texas                 297,688       551,394            849,082        74,073     1992        12/93        (b)
    Fort Worth, Texas                 257,393       419,245            676,638        57,048     1983        12/93        (b)

  Long John Silver's Restaurants:
    Apopka, Florida                   320,435            (g)           320,435            (e)    1994        03/94        (e)
    Houston, Texas                    411,403            (g)           411,403            (e)    1993        03/94        (e)
    Stockbridge, Georgia              295,839            (g)           295,839            (e)    1993        03/94        (e)
    Albemarle, North Carolina         214,623            (g)           214,623            (e)    1994        04/94        (e)
    Houston, Texas                    342,971            (g)           342,971            (e)    1994        04/94        (e)
    Marion, Ohio                      321,032            (g)           321,032            (e)    1994        06/94        (e)
    Las Vegas, Nevada                 520,884            (g)           520,884            (e)    1994        07/94        (e)

  Shoney's Restaurant:
    Akron, Ohio (h)                   246,431       805,793          1,052,224        94,220     1993        10/93        (b)
                                  -----------   -----------        -----------    ----------
                                  $16,425,914   $10,087,524        $26,513,438    $1,295,713
                                  ===========   ===========        ===========    ==========


Property of Joint Venture
  in Which the Partnership
  has a 50% Interest and has
  Invested in Under an
  Operating Lease:

    Hardee's Restaurant:
      Attalla, Alabama            $   196,274   $   434,428        $   630,702    $   58,638     1993        11/93        (b)
                                  ===========   ===========        ===========    ==========




Properties of Joint Venture
  in Which the Partnership
  has a 50% Interest and has
  Invested in Under Operating
  Leases:

    Boston Market Restaurants:
      Murfreesboro, Tennessee     $   398,313   $         -        $   398,313            (d)    1996        10/96        (d)
      Matthews, North Carolina        409,942       737,391          1,147,333    $   30,225     1994        10/96        (b)
      Raleigh, North Carolina         518,507       542,919          1,061,426        22,254     1994        10/96        (b)
      Blaine, Minnesota               253,934       531,509            785,443        21,786     1996        10/96        (b)

    Golden Corral Family
      Steakhouse Restaurant:
        Paris, Texas                  303,420       708,112          1,011,532        29,186     1996        10/96        (b)

    Taco Bell Restaurants:
      Anniston, Alabama               173,395       329,202            502,597        10,720     1993        01/97        (b)
                                  -----------   -----------        -----------      --------

                                  $ 2,057,511   $ 2,849,133        $ 4,906,644      $114,171
                                  ===========   ===========        ===========      ========

                           CNL INCOME FUND XIV, LTD.
                        (A Florida Limited Partnership)

            SCHEDULE III - REAL ESTATE AND ACCUMULATED DEPRECIATION
            -------------------------------------------------------

                               December 31, 1997

                                                                                          Costs Capitalized
                                                                                              Subsequent
                                                              Initial Cost                  To Acquisition
                                                          -------------------              -----------------
                                                                   Buildings
                                   Encum-                             and            Improve-       Carrying
                                   brances        Land           Improvements         ments          Costs
                                   -------   -------------       ------------       ----------      --------
Property of Joint Venture
  in Which the Partnership
  has a 72.2% Interest and has
  Invested in Under Operating
  Lease:

    Denny's Restaurant:
      Salem, Ohio                   -           $131,762            $        -         $      -      $      -
                                               =========          ============         ========      ========

Property of Joint Venture
 in Which the Partnership
 has a 39.94% Interest and has
 Invested in Under Operating
 Lease:

    Taco Bell Restaurants:
      Kingston, Tennessee           -           $180,555            $  332,370         $      -      $      -
                                               =========            ==========         ========      ========

Properties the Partnership
  has Invested in Under
  Direct Financing Leases:

    Burger King Restaurant:
      Alliance, Ohio                -           $      -            $  535,949         $      -      $      -

    Denny's Restaurants:
      Winslow, Arizona              -            199,767               788,202                -             -
      Topeka, Kansas                -                  -                     -          489,014             -
      Tempe, Arizona                -                  -                     -          585,382             -

    Hardee's Restaurants:
      Nashville, Tennessee          -                  -               553,400                -             -
      Madison, Alabama              -                  -               516,061                -             -

    Jack in the Box Restaurant:
      Shreveport, Louisiana         -            240,811               848,338                -             -

    Long John Silver's Restaurants:
      Apopka, Florida               -                  -               506,493                -             -
      Houston, Texas                -                  -               449,633                -             -
      Laurens, South Carolina       -             96,752               386,284                -             -
      Stockbridge, Georgia          -                  -               499,428                -             -
      Albemarle, North Carolina     -                  -                     -          384,045             -
      Houston, Texas                -                  -               508,497                -             -
      Marion, Ohio                  -                  -               463,504                -             -
      Shelby, North Carolina        -            147,087               508,674                -             -
      Las Vegas, Nevada             -                  -               607,433                -             -
                                               ---------            ----------       ----------      --------

                                                $684,417            $7,171,896       $1,458,441      $      -
                                               =========            ==========       ==========      ========

                                                                                                                          Life
                                                             Gross Amount at Which Carried                            on Which
                                                                 at Close of Period (c)                           Depreciation
                                                            --------------------------------                         in Latest
                                                         Buildings                                Date                  Income
                                                               and              Accumulated    of Con-      Date  Statement is
                                      Land            Improvements   Total      Depreciation  struction  Acquired      Computed
                                      --------      --------------  ------      ------------  ---------  --------  ------------
Property of Joint Venture
  in Which the Partnership
  has a 72.2% Interest and has
  Invested in Under Operating
  Lease:

    Denny's Restaurant:
      Salem, Ohio                     $   131,762    (g)            $   131,762      (e)          1991     03/95      (e)
                                      ===========                   ===========

Property of Joint Venture
 in Which the Partnership
 has a 39.94% Interest and has
 Invested in Under Operating
 Lease:

    Taco Bell Restaurants:
      Kingston, Tennessee             $   180,555    $   332,370    $   512,925    $    984       1997     11/97      (b)
                                      ===========    ===========    ===========    ========

Properties the Partnership
  has Invested in Under
  Direct Financing Leases:

    Burger King Restaurant:
      Alliance, Ohio                            -    (g)             (g)             (e)          1994     07/94      (e)

    Denny's Restaurants:
      Winslow, Arizona                     (g)       (g)             (g)             (f)          1993     09/93      (f)
      Topeka, Kansas                            -    (g)             (g)             (e)          1994     10/93      (e)
      Tempe, Arizona                            -    (g)             (g)             (e)          1994     11/93      (e)

    Hardee's Restaurants:
      Nashville, Tennessee                      -    (g)             (g)             (e)          1993     11/93      (e)
      Madison, Alabama                          -    (g)             (g)             (e)          1993     12/93      (e)

    Jack in the Box Restaurant:
      Shreveport, Louisiana                (g)       (g)             (g)             (f)          1993     11/93      (f)

    Long John Silver's Restaurants:
      Apopka, Florida                           -    (g)             (g)             (e)          1994     03/94      (e)
      Houston, Texas                            -    (g)             (g)             (e)          1993     03/94      (e)
      Laurens, South Carolina              (g)       (g)             (g)             (f)          1994     03/94      (f)
      Stockbridge, Georgia                      -    (g)             (g)             (e)          1993     03/94      (e)
      Albemarle, North Carolina                 -    (g)             (g)             (e)          1994     04/94      (e)
      Houston, Texas                            -    (g)             (g)             (e)          1994     04/94      (e)
      Marion, Ohio                              -    (g)             (g)             (e)          1994     06/94      (e)
      Shelby, North Carolina               (g)       (g)             (g)             (f)          1994     06/94      (f)
      Las Vegas, Nevada                         -    (g)             (g)             (e)          1994     07/94      (e)

                           CNL INCOME FUND XIV, LTD.
                        (A Florida Limited Partnership)

      SCHEDULE III - REAL ESTATE AND ACCUMULATED DEPRECIATION - CONTINUED
      -------------------------------------------------------------------

                               December 31, 1997

                                                            Costs Capitalized
                                                               Subsequent
                                          Initial Cost       To Acquisition
                                       ------------------  -------------------
                                              Buildings
                              Encum-             and       Improve-   Carrying
                              brances  Land  Improvements    ments     Costs
                              -------  ----  ------------  ---------  --------
Property of Joint Venture
  in Which the Partnership
  has a 72.2% Interest and
  has Invested in Under a
  Direct Financing Lease:

    Denny's Restaurant:
      Salem, Ohio                   -  $  -  $          -  $371,836   $     -
                                       ====  ============  =========  ========




                                                                                                            Life
                                               Gross Amount at Which Carried                             on Which
                                                   at Close of Period (c)                            Depreciation
                                               ------------------------------                           in Latest
                                               Buildings                             Date                  Income
                                                     and           Accumulated    of Con-      Date  Statement is
                                Land        Improvements   Total  Depreciation  struction  Acquired      Computed
                                --------  --------------  ------  ------------  ---------  --------  ------------
Property of Joint Venture
  in Which the Partnership
  has a 72.2% Interest and
  has Invested in Under a
  Direct Financing Lease:

    Denny's Restaurant:
      Salem, Ohio                           -       (g)       (g)      (e)        1991      03/95       (e)

                           CNL INCOME FUND XIV, LTD.
                        (A Florida Limited Partnership)

        NOTES TO SCHEDULE III - REAL ESTATE AND ACCUMULATED DEPRECIATION
        ----------------------------------------------------------------

                               December 31, 1997



(a) Transactions in real estate and accumulated depreciation during 1997, 1996 and 1995 are summarized as follows:

                                                                  Accumulated
                                                       Cost      Depreciation
                                                   ------------  ------------
Properties the Partnership
  has Invested in Under
  Operating Leases:

    Balance, December 31, 1994                    $26,816,293     $  283,959
    Acquisitions                                      743,861              -
    Dispositions                                     (749,137)             -
    Depreciation expense                                    -        337,393
                                                   ----------     ----------

    Balance, December 31, 1995                     26,811,017        621,352
    Depreciation expense                                    -        337,181
                                                   ----------     ----------

    Balance, December 31, 1996                    $26,811,017     $  958,533
    Depreciation expense                                    -        337,180
    Dispositions                                     (297,579)             -
                                                   ----------     ----------

    Balance, December 31, 1997                    $26,513,438     $1,295,713
                                                   ==========     ==========


Property of Joint Venture in
  Which the Partnership has a
  50% Interest and has Invested
  in Under an Operating Lease:

    Balance, December 31, 1994                    $   630,702     $   15,195
    Depreciation expense                                    -         14,480
                                                   ----------     ----------

    Balance, December 31, 1995                        630,702         29,675
    Depreciation expense                                    -         14,482
                                                   ----------     ----------

    Balance, December 31, 1996                    $   630,702     $   44,157
    Depreciation expense                                    -         14,481
                                                   ----------     ----------

    Balance, December 31, 1997                    $   630,702     $   58,638
                                                   ==========     ==========

                           CNL INCOME FUND XIV, LTD.
                        (A Florida Limited Partnership)

              NOTES TO SCHEDULE III - REAL ESTATE AND ACCUMULATED
              ---------------------------------------------------
                           DEPRECIATION - CONTINUED
                           ------------------------

                               December 31, 1997


                                                                  Accumulated
                                                       Cost      Depreciation
                                                   ------------  -------------
      Properties of Joint Venture in
       Which the Partnership has a
       50% Interest and has Invested
       in Under Operating Leases:

         Balance, December 31, 1994                $ 3,988,577       $  1,596
         Acquisitions                                  295,307              -
         Reclassified to direct
           financing lease                          (1,108,290)             -
         Depreciation expense                                -         24,446
                                                   -----------       --------

         Balance, December 31, 1995                  3,175,594         26,042
         Dispositions                               (3,175,594)       (43,711)
         Acquisitions                                4,404,047              -
         Depreciation expense                                -         37,122
                                                   -----------       --------

         Balance, December 31, 1996                $ 4,404,047       $ 19,453
         Acquisitions                                  502,597              -
         Depreciation expense                                -         94,718
                                                   -----------       --------

         Balance, December 31, 1997                $ 4,906,644       $114,171
                                                   ===========       ========


      Property of Joint Venture
       in Which the Partnership
       has a 72.2% Interest and
       has Invested in Under
       an Operating Lease:

         Balance, December 31, 1994                $         -       $      -
         Acquisition                                   131,762              -
         Depreciation expense (e)                            -              -
                                                   -----------       --------

         Balance, December 31, 1995                    131,762              -
         Depreciation expense (e)                            -              -
                                                   -----------       --------

         Balance, December 31, 1996                    131,762              -
         Depreciation expense (e)                            -              -
                                                   -----------       --------

         Balance, December 31, 1997                $   131,762       $      -
                                                   ===========       ========


      Property of Joint Venture
        in Which the Partnership
        has a 39.94% Interest and
        Invested in Under
        an Operating Lease:

          Balance, December 31, 1996               $         -       $      -
          Acquisition                                  512,925              -
          Depreciation expense                               -            984
                                                   -----------       --------

          Balance, December 31, 1997               $   512,925       $    984
                                                   ===========       ========

                           CNL INCOME FUND XIV, LTD.
                        (A Florida Limited Partnership)

              NOTES TO SCHEDULE III - REAL ESTATE AND ACCUMULATED
              ---------------------------------------------------
                           DEPRECIATION - CONTINUED
                           ------------------------

                               December 31, 1997


(b) Depreciation expense is computed for buildings and improvements based upon estimated lives of 30 years. All of the leases are treated as operating leases for federal income tax purposes.

(c) As of December 31, 1997, the aggregate cost of the Properties owned by the Partnership and joint ventures for federal income tax purposes was $35,881,317 and $6,203,624, respectively. All of the leases are treated as operating leases for federal income tax purposes.

(d) The building portion of this Property is owned by the tenant; therefore, depreciation is not applicable.

(e) For financial reporting purposes, the portion of the lease relating to the building has been recorded as a direct financing lease. The cost of the building has been included in net investment in direct financing leases; therefore, depreciation is not applicable.

(f) For financial reporting purposes, the lease for the land and building has been recorded as a direct financing lease. The cost of the land and building has been included in net investment in direct financing leases; therefore, depreciation is not applicable.

(g) For financial reporting purposes, certain components of the lease relating to land and building have been recorded as a direct financing lease. Accordingly, costs relating to these components of this lease are not shown.

(h) Effective August 1994, the lease for this Property was terminated, resulting in the lease being reclassified as an operating lease. The Partnership does not believe this in indicative of an impairment in the carrying value of the Property.

                       Report of Independent Accountants

To the Partners
CNL Income Fund XV, Ltd.

In connection with our audits of the financial statements of CNL Income Fund XV, Ltd. (A Florida Limited Partnership) as of December 31, 1997 and 1996, and for each of the three years in the period ended December 31, 1997, which financial statements are included in the Prospectus, we have also audited the financial statement schedules listed in Item 99.1 herein.

In our opinion, these financial statement schedules, when considered in relation to the basic financial statements, taken as a whole, present fairly, in all material respects, the information required to be included therein.

/s/ COOPERS & LYBRAND L.L.P.

Orlando, Florida
January 19, 1998

                           CNL INCOME FUND XV, LTD.
                        (A Florida Limited Partnership)

            SCHEDULE III - REAL ESTATE AND ACCUMULATED DEPRECIATION
            -------------------------------------------------------

                               December 31, 1997

                                                                                     Costs Capitalized
                                                                                         Subsequent
                                                            Initial Cost               To Acquisition
                                                       -----------------------      --------------------
                                                                   Buildings
                                        Encum-                        and            Improve-   Carrying
                                        brances          Land     Improvements        ments      Costs
                                        -------        ---------  ------------      ----------  --------
Properties the Partnership
  has Invested in Under
  Operating Leases:

    Checkers Drive-In Restaurants:
      Englewood, Florida                      -         $339,499      $      -      $        -  $      -
      Marietta, Georgia                       -          432,547             -               -         -
      Norcross, Georgia                       -          405,256             -               -         -
      Philadelphia, Pennsylvania              -          417,014             -               -         -
      St. Petersburg, Florida                 -          557,206             -               -         -
      Stratford, New Jersey                   -          309,370             -               -         -
      Lake Mary, Florida                      -          614,471             -               -         -
      Philadelphia, Pennsylvania              -          599,586             -               -         -
      Winter Garden, Florida                  -          353,799             -               -         -
      Chamblee, Georgia                       -          427,829             -               -         -
      Largo, Florida                          -          407,211             -               -         -
      Seminole, Florida                       -          423,116             -               -         -
      Orlando, Florida                        -          604,920             -               -         -
      Bradenton, Florida                      -          215,478             -               -         -

    Denny's Restaurant:
      Huntsville, Texas                       -          349,266             -               -         -

    East Side Mario's Restaurant:
      Mentor, Ohio                            -          520,557             -               -         -

    Golden Corral Family
      Steakhouse Restaurants:
        Aberdeen, North Carolina              -          406,989             -         849,648         -
        Norman, Oklahoma                      -          763,892             -         939,205         -
        Augusta, Georgia                      -          766,891             -       1,124,687         -

    Hardee's Restaurants:
      Olive Branch, Mississippi               -          209,243             -               -         -
      Columbia, South Carolina                -          230,268       497,047               -         -
      Pawleys Island, South Carolina          -          307,911       593,997               -         -
      Cookeville, Tennessee                   -          216,335             -               -         -
      Niceville, Florida                      -          310,511       480,398               -         -

    Jack in the Box Restaurants:
      Woodland Hills, California              -          617,887       406,122               -         -
      Redlands, California                    -          494,336       566,016               -         -
      Altadena, California                    -          501,099       272,441               -         -
      Port Arthur, Texas                      -          426,378       646,811               -         -

    Long John Silver's Restaurants:
      Medina, Ohio                            -          445,614             -               -         -
      Lexington, Kentucky                     -          346,854             -               -         -
      Jackson, Tennessee                      -          254,023             -               -         -
      Lancaster, South Carolina               -          221,251             -               -         -
      Albuquerque, New Mexico                 -          210,008       311,622               -         -

                                                                                                                      Life
                                              Gross Amount at Which Carried                                         on Which
                                                 at Close of Period (c)                                           Depreciation
                                              -----------------------------                                         in Latest
                                                Buildings                                    Date                    Income
                                                   and                       Accumulated    of Con-      Date     Statement is
                                      Land      Improvements       Total     Depreciation  struction   Acquired     Computed
                                    --------  -----------------  ----------  ------------  ---------   --------   ------------
Properties the Partnership
  has Invested in Under
  Operating Leases:

    Checkers Drive-In Restaurants:
      Englewood, Florida            $339,499  $          -       $ 339,499         (d)         -         05/94         (d)
      Marietta, Georgia              432,547             -         432,547         (d)         -         05/94         (d)
      Norcross, Georgia              405,256             -         405,256         (d)         -         05/94         (d)
      Philadelphia, Pennsylvania     417,014             -         417,014         (d)         -         05/94         (d)
      St. Petersburg, Florida        557,206             -         557,206         (d)         -         05/94         (d)
      Stratford, New Jersey          309,370             -         309,370         (d)         -         05/94         (d)
      Lake Mary, Florida             614,471             -         614,471         (d)         -         07/94         (d)
      Philadelphia, Pennsylvania     599,586             -         599,586         (d)         -         08/94         (d)
      Winter Garden, Florida         353,799             -         353,799         (d)         -         08/94         (d)
      Chamblee, Georgia              427,829             -         427,829         (d)         -         12/94         (d)
      Largo, Florida                 407,211             -         407,211         (d)         -         12/94         (d)
      Seminole, Florida              423,116             -         423,116         (d)         -         12/94         (d)
      Orlando, Florida               604,920             -         604,920         (d)         -         03/95         (d)
      Bradenton, Florida             215,478             -         215,478         (d)         -         03/95         (d)

    Denny's Restaurant:
      Huntsville, Texas              349,266            (e)        349,266         (f)      1994         05/94         (f)

    East Side Mario's Restaurant:
      Mentor, Ohio                   520,557            (e)        520,557         (f)      1995         10/94         (f)

    Golden Corral Family
      Steakhouse Restaurants:
        Aberdeen, North Carolina     406,989       849,648       1,256,637   $ 92,123       1994         06/94         (b)
        Norman, Oklahoma             763,892       939,205       1,703,097     95,379       1994         08/94         (b)
        Augusta, Georgia             766,891     1,124,687       1,891,578    112,777       1994         09/94         (b)

    Hardee's Restaurants:
      Olive Branch, Mississippi      209,243            (e)        209,243         (f)      1994         04/94         (f)
      Columbia, South Carolina       230,268       497,047         727,315     61,756       1993         04/94         (b)
      Pawleys Island, South Carolina 307,911       593,997         901,908     72,717       1992         04/94         (b)
      Cookeville, Tennessee          216,335            (e)        216,335         (f)      1992         04/94         (f)
      Niceville, Florida             310,511       480,398         790,909     58,854       1993         04/94         (b)

    Jack in the Box Restaurants:
      Woodland Hills, California     617,887       406,122       1,024,009     46,370       1988         07/94         (b)
      Redlands, California           494,336       566,016       1,060,352     64,627       1988         07/94         (b)
      Altadena, California           501,099       272,441         773,540     31,107       1976         07/94         (b)
      Port Arthur, Texas             426,378       646,811       1,073,189     70,130       1994         09/94         (b)

    Long John Silver's Restaurants:
      Medina, Ohio                   445,614            (e)        445,614         (f)      1994         06/94         (f)
      Lexington, Kentucky            346,854            (e)        346,854         (f)      1994         06/94         (f)
      Jackson, Tennessee             254,023            (e)        254,023         (f)      1994         06/94         (f)
      Lancaster, South Carolina      221,251            (e)        221,251         (f)      1994         07/94         (f)
      Albuquerque, New Mexico        210,008       311,622         521,630     26,879       1976         05/95         (b)

                           CNL INCOME FUND XV, LTD.
                        (A Florida Limited Partnership)

      SCHEDULE III - REAL ESTATE AND ACCUMULATED DEPRECIATION - CONTINUED
      -------------------------------------------------------------------

                               December 31, 1997

                                                                                    Costs Capitalized
                                                                                        Subsequent
                                                          Initial Cost                To Acquisition
                                                    -------------------------      -------------------
                                                                  Buildings
                                       Encum-                        and            Improve-   Carrying
                                       brances         Land      Improvements        ments      Costs
                                       -------      -----------  ------------      ----------  --------
    Gastonia, North Carolina                 -          379,499             -               -         -
    Irving, Texas                            -          454,448             -               -         -
    Lexington, North Carolina                -          274,513             -               -         -
    Neosho, Missouri                         -          171,859             -               -         -

Wendy's Old Fashioned Hamburgers
  Restaurant:
    Arlington, Virginia                      -          592,918       678,893               -         -
                                                    -----------  ------------      ----------  --------

                                                    $15,579,852    $4,453,347      $2,913,540  $      -
                                                    ===========  ============      ==========  ========

Properties of Joint Venture in
  Which the Partnership has a
  50% Interest and has Invested
  in Under Operating Leases:

    Boston Market Restaurants:
      Murfreesboro, Tennessee                -      $   398,313    $        -      $        -  $      -
      Matthews, North Carolina               -          409,942       737,391               -         -
      Raleigh, North Carolina                -          518,507       542,919               -         -
      Blaine, Minnesota                      -          253,934       531,509               -         -

    Golden Corral Family
      Steakhouse Restaurant:
        Paris, Texas                         -          303,420       708,112               -         -

    Taco Bell:
      Anniston, Alabama                      -          173,396       329,201               -         -
                                                    -----------  ------------      ----------  --------

                                                    $ 2,057,512    $2,849,132      $        -  $      -
                                                    ===========  ============      ==========  ========

Property in Which the Partnership
  has a 15.02% Interest as Tenants-
  in-Common and has Invested in
  Under an Operating Lease:

    Golden Corral Family
      Steakhouse Restaurant:
        Clinton, North Carolina              -      $   138,382    $  676,588      $        -  $      -
                                                    ===========  ============      ==========  ========


                                                                                                                          Life
                                                    Gross Amount at Which Carried                                       on Which
                                                        at Close of Period (c)                                         Depreciation
                                                    -----------------------------                                       in Latest
                                                      Buildings                                  Date                    Income
                                                         and                      Accumulated    of Con-       Date    Statement is
                                         Land       Improvements       Total     Depreciation   struction   Acquired    Computed
                                     -----------   -------------    -----------  -------------  ---------   --------  ------------
    Gastonia, North Carolina              379,499           (e)          379,499          (f)       1994      07/94            (f)
    Irving, Texas                         454,448           (e)          454,448          (f)       1995      07/94            (f)
    Lexington, North Carolina             274,513           (e)          274,513          (f)       1994      07/94            (f)
    Neosho, Missouri                      171,859           (e)          171,859          (f)       1994      07/94            (f)

Wendy's Old Fashioned Hamburgers
  Restaurant:
    Arlington, Virginia                   592,918      678,893         1,271,811      68,882        1994      12/94            (b)
                                      -----------   ----------       -----------    --------

                                      $15,579,852   $7,366,887       $22,946,739    $801,601
                                      ===========   ==========       ===========    ========

Properties of Joint Venture in
  Which the Partnership has a
  50% Interest and has Invested
  in Under Operating Leases:

    Boston Market Restaurants:
      Murfreesboro, Tennessee         $   398,313   $        -       $   398,313          (d)          -      10/96            (d)
      Matthews, North Carolina            409,942      737,391         1,147,333    $ 30,225        1994      10/96            (b)
      Raleigh, North Carolina             518,507      542,919         1,061,426      22,254        1994      10/96            (b)
      Blaine, Minnesota                   253,934      531,509           785,443      21,786        1996      10/96            (b)

    Golden Corral Family
      Steakhouse Restaurant:
        Paris, Texas                      303,420      708,112         1,011,532      29,186        1996      10/96            (b)

    Taco Bell:
      Anniston, Alabama                   173,396      329,201           502,597      10,720        1993      01/97            (b)
                                      -----------   ----------       -----------    --------

                                      $ 2,057,512   $2,849,132       $ 4,906,644    $114,171
                                      ===========   ==========       ===========    ========

Property in Which the Partnership
  has a 15.02% Interest as Tenants-
  in-Common and has Invested in
  Under an Operating Lease:

    Golden Corral Family
      Steakhouse Restaurant:
        Clinton, North Carolina       $   138,382   $  676,588       $   814,970    $ 43,721        1996      01/96            (b)
                                      ===========   ==========       ===========    ========

                           CNL INCOME FUND XV, LTD.
                        (A Florida Limited Partnership)

      SCHEDULE III - REAL ESTATE AND ACCUMULATED DEPRECIATION - CONTINUED
      -------------------------------------------------------------------

                               December 31, 1997

                                                                                   Costs Capitalized
                                                                                       Subsequent
                                                          Initial Cost               To Acquisition
                                                     -----------------------      --------------------
                                                                 Buildings
                                       Encum-                       and            Improve-   Carrying
                                       brances         Land     Improvements        ments      Costs
                                       -------       ---------  ------------      ----------  --------
Properties the Partnership
  has Invested in Under
  Direct Financing Leases:

    Denny's Restaurant:
      Huntsville, Texas                      -        $      -    $        -      $  590,147  $      -
      Bartlesville, Oklahoma                 -         199,747       789,589               -         -

    East Side Mario's Restaurant:
      Mentor, Ohio                           -               -             -       1,201,696         -

    Hardee's Restaurants:
      Chester, South Carolina                -         140,016       587,718               -         -
      Cookeville, Tennessee                  -               -       574,511               -         -
      Olive Branch, Mississippi              -               -       510,712               -         -
      Piney Flats, Tennessee                 -         141,724       504,827               -         -

    Long John Silver's Restaurants:
      Jackson, Tennessee                     -               -       459,725               -         -
      Lexington, Kentucky                    -               -             -         316,937         -
      Medina, Ohio                           -               -             -         414,342         -
      Gastonia, North Carolina               -               -       458,248               -         -
      Lancaster, South Carolina              -               -             -         363,078         -
      Lexington, North Carolina              -               -             -         417,145         -
      Neosho, Missouri                       -               -             -         403,331         -
      Irving, Texas                          -               -             -         414,009         -

    Quincy's Restaurant:
      Greer, South Carolina                  -         178,404       849,860               -         -
                                                     ---------    ----------      ----------  --------

                                                      $659,891    $4,735,190      $4,120,685  $      -
                                                     =========    ==========      ==========  ========


                                                                                                                          Life
                                            Gross Amount at Which Carried                                               on Which
                                               at Close of Period (c)                                                 Depreciation
                                            -----------------------------                                               in Latest
                                             Buildings                                         Date                      Income
                                                and                          Accumulated      of Con-        Date     Statement is
                                    Land     Improvements          Total     Depreciation    struction    Acquired      Computed
                                  --------  --------------        -------    ------------    ---------    --------    ------------
Properties the Partnership
  has Invested in Under
  Direct Financing Leases:

    Denny's Restaurant:
      Huntsville, Texas                -         (e)                 (e)           (f)          1994         05/94          (f)
      Bartlesville, Oklahoma          (e)        (e)                 (e)           (g)          1983         08/95          (g)

    East Side Mario's Restaurant:
      Mentor, Ohio                     -         (e)                 (e)           (f)          1995         10/94          (f)

    Hardee's Restaurants:
      Chester, South Carolina         (e)        (e)                 (e)           (g)          1994         04/94          (g)
      Cookeville, Tennessee            -         (e)                 (e)           (f)          1992         04/94          (f)
      Olive Branch, Mississippi        -         (e)                 (e)           (f)          1994         04/94          (f)
      Piney Flats, Tennessee          (e)        (e)                 (e)           (g)          1993         04/94          (g)

    Long John Silver's Restaurants:
      Jackson, Tennessee               -         (e)                 (e)           (f)          1994         06/94          (f)
      Lexington, Kentucky              -         (e)                 (e)           (f)          1994         06/94          (f)
      Medina, Ohio                     -         (e)                 (e)           (f)          1994         06/94          (f)
      Gastonia, North Carolina         -         (e)                 (e)           (f)          1994         07/94          (f)
      Lancaster, South Carolina        -         (e)                 (e)           (f)          1994         07/94          (f)
      Lexington, North Carolina        -         (e)                 (e)           (f)          1994         07/94          (f)
      Neosho, Missouri                 -         (e)                 (e)           (f)          1994         07/94          (f)
      Irving, Texas                    -         (e)                 (e)           (f)          1995         07/94          (f)

    Quincy's Restaurant:
      Greer, South Carolina           (e)        (e)                 (e)           (g)          1988         06/94          (g)

                           CNL INCOME FUND XV, LTD.
                        (A Florida Limited Partnership)

       NOTES TO SCHEDULE III - REAL ESTATE AND ACCUMULATED DEPRECIATION
       ----------------------------------------------------------------

                               December 31, 1997


(a) Transactions in real estate and accumulated depreciation during 1997, 1996 and 1995 are summarized as follows:

                                                                 Accumulated
                                                       Cost      Depreciation
                                                   ------------  -------------
     Properties the Partnership
       has Invested in Under
       Operating Leases:

         Balance, December 31, 1994                $23,358,747       $ 69,300
         Acquisitions                                1,319,806              -
         Dispositions                                 (870,824)             -
         Reclassified to net invest-
           ment in direct financing
           leases                                     (860,990)             -
         Depreciation expense                                -        241,175
                                                   -----------       --------

         Balance, December 31, 1995                 22,946,739        310,475
         Depreciation expense                                -        245,563
                                                   -----------       --------

         Balance, December 31, 1996                 22,946,739        556,038
         Depreciation expense                                -        245,563
                                                   -----------       --------

         Balance, December 31, 1997                $22,946,739       $801,601
                                                   ===========       ========


     Properties of Joint Venture in
       Which the Partnership has a
       50% Interest and has Invested
       in Under Operating Leases:

         Balance, December 31, 1994                $ 3,988,577       $  1,596
         Acquisitions                                  295,307              -
         Reclassified to net invest-
           ment in direct financing
           leases                                   (1,108,290)             -
         Depreciation expense                                -         24,446
                                                   -----------       --------

         Balance, December 31, 1995                  3,175,594         26,042
         Dispositions                               (3,175,594)       (43,711)
         Acquisitions                                4,404,047              -
         Depreciation expense                                -         37,122
                                                   -----------       --------

         Balance, December 31, 1996                  4,404,047         19,453
         Acquisitions                                  502,597              -
         Depreciation expense                                -         94,718
                                                   -----------       --------

         Balance, December 31, 1997                $ 4,906,644       $114,171
                                                   ===========       ========

                           CNL INCOME FUND XV, LTD.
                        (A Florida Limited Partnership)

              NOTES TO SCHEDULE III - REAL ESTATE AND ACCUMULATED
              ---------------------------------------------------
                           DEPRECIATION - CONTINUED
                           ------------------------

                               December 31, 1997

                                                               Accumulated
                                                     Cost      Depreciation
                                                  -----------  ------------
     Property Which the Partnership
       has a 15.02% Interest as
       Tenants-in-common and has
       Invested in Under an
       Operating Lease:

         Balance, December 31, 1995                  $      -       $     -
         Acquisition                                  814,970             -
         Depreciation expense                               -        21,168
                                                  -----------       -------

         Balance, December 31, 1996                   814,970        21,168
         Depreciation expense                               -        22,553
                                                  -----------       -------

         Balance, December 31, 1997                  $814,970       $43,721
                                                  ===========       =======


(b) Depreciation expense is computed for buildings and improvements based upon estimated lives of 30 years.

(c) As of December 31, 1997, the aggregate cost of the Properties owned by the Partnership and joint ventures for federal income tax purposes was $32,521,622 and $4,678,838, respectively. All of the leases are treated as operating leases for federal income tax purposes.

(d) The building portion of this Property is owned by the tenant; therefore, depreciation is not applicable.

(e) For financial reporting purposes, certain components of the lease relating to land and building have been recorded as a direct financing lease. Accordingly, costs relating to these components of this lease are not shown.

(f) For financial reporting purposes, the portion of the lease relating to the building has been recorded as a direct financing lease. The cost of the building has been included in net investment in direct financing leases; therefore, depreciation is not applicable.

(g) For financial reporting purposes, the lease for the land and building has been recorded as a direct financing lease. The cost of the land and building has been included in the net investment in direct financing leases; therefore, depreciation is not applicable.

                       Report of Independent Accountants

To the Partners
CNL Income Fund XVI, Ltd.

In connection with our audits of the financial statements of CNL Income Fund XVI, Ltd. (A Florida Limited Partnership) as of December 31, 1997 and 1996, and for each of the three years in the period ended December 31, 1997, which financial statements are included in the Prospectus, we have also audited the financial statement schedules listed in Item 99.1 herein.

In our opinion, these financial statement schedules, when considered in relation to the basic financial statements, taken as a whole, present fairly, in all material respects, the information required to be included therein.

/s/ COOPERS & LYBRAND L.L.P.

Orlando, Florida
January 26, 1998

                           CNL INCOME FUND XVI, LTD.
                        (A Florida Limited Partnership)

            SCHEDULE III - REAL ESTATE AND ACCUMULATED DEPRECIATION
            -------------------------------------------------------

                               December 31, 1997

                                                                                                       Costs Capitalized
                                                                                                           Subsequent
                                                                           Initial Cost                  To Acquisition
                                                                     ------------------------         --------------------
                                                                                Buildings
                                             Encum-                               and             Improve-      Carrying
                                             brances           Land           Improvements         ments          Costs
                                             -------        ----------        ------------       ----------      --------
Properties the Partnership
  has Invested in Under
  Operating Leases:

    Arby's Restaurant:
      Indianapolis, Indiana                       -         $  315,276         $   591,993       $        -      $      -

    Boston Market Restaurants:
      St. Cloud, Minnesota                        -            502,786             645,127                -             -
      Columbia Heights, Minnesota                 -            277,576             725,953                -             -
      Madison, Tennessee (i)                      -            343,367             484,422                -             -

    Checkers Drive-In Restaurants:
      Conyers, Georgia                            -            363,553                   -                -             -
      Lake Worth, Florida                         -            325,302                   -                -             -
      Ocala, Florida                              -            289,578                   -                -             -
      Pompano Beach, Florida                      -            373,491                   -                -             -
      Tampa, Florida                              -            372,177                   -                -             -
      Tampa, Florida                              -            221,715                   -                -             -

    Denny's Restaurants:
      Tucson, Arizona                             -            218,353                   -                -             -
      Idaho Falls, Idaho                          -            552,186                   -          692,274             -
      Branson, Missouri                           -          1,160,979                   -        1,010,688             -
      Dover, Ohio                                 -            266,829                   -                -             -
      Salina, Kansas                              -            260,711                   -                -             -
      Moab, Utah                                  -            432,825                   -                -             -
      Mesquite, Texas                             -            403,548             650,659                -             -
      Temple, Texas                               -            306,866             677,659                -             -

    Golden Corral Family
      Steakhouse Restaurants:
        Fort Collins, Colorado                    -            566,943                   -        1,122,500             -
        Hickory, North Carolina                   -            761,108                   -        1,001,893             -
        Independence, Missouri                    -            781,761                   -        1,147,538             -
        Baytown, Texas                            -            446,240                   -          971,766             -
        Rosenburg, Texas                          -            320,133                   -          804,428             -
        Farmington, New Mexico                    -            517,495                   -        1,037,873             -

    IHOP Restaurant:
      Ft. Worth, Texas                            -            364,634             554,302                -             -

    Jack in the Box Restaurants:
      Brownsville, Texas                          -            553,671                   -          658,282             -
      Grand Prairie, Texas                        -            439,950                   -          636,524             -
      Rancho Cordova, California                  -            401,302             595,722                -             -
      Temple City, California                     -            744,493             225,404                -             -
      Texas City, Texas                           -            403,476             568,053                -             -

    KFC Restaurant:
      Concordia, Missouri                         -            188,759                   -          434,369             -

                                                                                                                         Life
                                                 Gross Amount at Which Carried                                         on Which
                                                     at Close of Period (g)                                           Depreciation
                                                  ---------------------------                                          in Latest
                                                 Buildings                                   Date                       Income
                                                    and                     Accumulated     of Con-      Date        Statement is
                                     Land       Improvements       Total    Depreciation   struction   Acquired        Computed
                                  -----------  --------------    ---------- ------------   ---------   --------      ------------
Properties the Partnership
  has Invested in Under
  Operating Leases:

    Arby's Restaurant:
      Indianapolis, Indiana       $  315,276    $    591,993     $  907,269   $   46,778       1978       08/95            (c)

    Boston Market Restaurants:
      St. Cloud, Minnesota           502,786         645,127      1,147,913       49,327       1995       09/95            (c)
      Columbia Heights, Minnesota    277,576         725,953      1,003,529       49,391       1995       12/95            (c)
      Madison, Tennessee (i)         343,367         484,422        827,789       42,890       1995       05/95            (c)

    Checkers Drive-In Restaurants:
      Conyers, Georgia               363,553               -        363,553           (b)         -       12/94            (b)
      Lake Worth, Florida            325,302               -        325,302           (b)         -       12/94            (b)
      Ocala, Florida                 289,578               -        289,578           (b)         -       12/94            (b)
      Pompano Beach, Florida         373,491               -        373,491           (b)         -       12/94            (b)
      Tampa, Florida                 372,177               -        372,177           (b)         -       12/94            (b)
      Tampa, Florida                 221,715               -        221,715           (b)         -       12/94            (b)

    Denny's Restaurants:
      Tucson, Arizona                218,353              (d)       218,353           (e)      1995       10/94            (e)
      Idaho Falls, Idaho             552,186         692,274      1,244,460       58,134       1995       01/95            (c)
      Branson, Missouri            1,160,979       1,010,688      2,171,667       68,242       1995       03/95            (c)
      Dover, Ohio                    266,829              (d)       266,829           (e)      1971       03/95            (e)
      Salina, Kansas                 260,711              (d)       260,711           (e)      1995       04/95            (e)
      Moab, Utah                     432,825              (d)       432,825           (e)      1995       06/95            (e)
      Mesquite, Texas                403,548         650,659      1,054,207       50,642       1995       08/95            (c)
      Temple, Texas                  306,866         677,659        984,525       52,743       1975       08/95            (c)

    Golden Corral Family
      Steakhouse Restaurants:
        Fort Collins, Colorado       566,943       1,122,500      1,689,443      104,844       1995       10/94            (c)
        Hickory, North Carolina      761,108       1,001,893      1,763,001      100,281       1994       11/94            (c)
        Independence, Missouri       781,761       1,147,538      1,929,299      114,859       1994       11/94            (c)
        Baytown, Texas               446,240         971,766      1,418,006       88,764       1995       01/95            (c)
        Rosenburg, Texas             320,133         804,428      1,124,561       65,095       1995       05/95            (c)
        Farmington, New Mexico       517,495       1,037,873      1,555,368       62,154       1996       01/96            (c)

    IHOP Restaurant:
      Ft. Worth, Texas               364,634         554,302        918,936       33,701       1994       03/96            (c)

    Jack in the Box Restaurants:
      Brownsville, Texas             553,671         658,282      1,211,953       65,152       1995       10/94            (c)
      Grand Prairie, Texas           439,950         636,524      1,076,474       58,988       1995       10/94            (c)
      Rancho Cordova, California     401,302         595,722        997,024       62,945       1985       10/94            (c)
      Temple City, California        744,493         225,404        969,897       23,817       1984       10/94            (c)
      Texas City, Texas              403,476         568,053        971,529       60,022       1991       10/94            (c)

    KFC Restaurant:
      Concordia, Missouri            188,759         434,369        623,128       30,981       1995       09/95            (c)

                           CNL INCOME FUND XVI, LTD.
                        (A Florida Limited Partnership)

            SCHEDULE III - REAL ESTATE AND ACCUMULATED DEPRECIATION
            -------------------------------------------------------

                               December 31, 1997

                                                                                             Costs Capitalized
                                                                                                Subsequent
                                                               Initial Cost                    To Acquisition
                                                            ------------------               ---------------------
                                                                    Buildings
                                        Encum-                         and           Improve-           Carrying
                                        brances         Land       Improvements        ments             Costs
                                        -------      -----------   ------------     -----------         --------
    Long John Silver's Restaurants:
      Charlotte, North Carolina               -          313,200              -         415,695                -
      Copperas Cove, Texas                    -          162,000              -               -                -
      Kansas City, Missouri                   -          370,204              -         433,058                -
      Silver City, New Mexico                 -          116,767        183,174               -                -

    Shoney's Restaurant:
      Las Vegas, Nevada                       -          426,238              -               -                -

    Wendy's Old Fashioned Hamburgers
      Restaurant:
        Washington, District of
          Columbia                            -          393,963        567,626               -                -
                                                     -----------   ------------     -----------         --------

                                                     $15,259,455     $6,470,094     $10,366,888         $      -
                                                     ===========   ============     ===========         ========

Property of Joint Venture in
  Which the Partnership has an
  80.27% Interest and has Invested
  in Under an Operating Lease:

    Boston Market Restaurant:
      Fayetteville, North Carolina            -      $   377,800     $  587,700     $         -         $      -
                                                     ===========   ============     ===========         ========

Properties the Partnership
  has Invested in Under
  Direct Financing Leases:

    Boston Market Restaurant:
        Chattanooga, Tennessee (i)            -          184,014        577,320               -                -

    Denny's Restaurants:
      Tucson, Arizona                         -      $         -     $        -     $   539,769         $      -
      Bucyrus, Ohio                           -          139,003        155,194         273,858                -
      Dover, Ohio                             -                -        200,612         236,270                -
      Salina, Kansas                          -                -              -         693,781                -
      Moab, Utah                              -                -              -         727,211                -

    Long John Silver's Restaurants:
      Celina, Ohio                            -          109,129              -         425,145                -
      Clovis, New Mexico                      -          127,607        425,282               -                -
      Copperas Cove, Texas                    -                -        424,319               -                -

    Shoney's Restaurant:
      Las Vegas, Nevada                       -                -        812,466               -                -
                                                     -----------   ------------     -----------         --------

                                                     $   559,753     $2,595,193     $ 2,896,034         $      -
                                                     ===========   ============     ===========         ========


                                                                                                                           Life
                                               Gross Amount at Which Carried                                             on Which
                                                      at Close of Period (g)                                           Depreciation
                                                ----------------------------                                            in Latest
                                                        Buildings                                   Date                  Income
                                                           and                       Accumulated   of Con-      Date   Statement is
                                           Land       Improvements     Total       Depreciation   struction   Acquired   Computed
                                      --------------  -------------  -----------   -------------  ---------   -------- ------------
    Long John Silver's Restaurants:
      Charlotte, North Carolina            313,200         415,695       728,895          37,299      1995      12/94       (c)
      Copperas Cove, Texas                 162,000              (d)      162,000              (e)     1994      12/94       (e)
      Kansas City, Missouri                370,204         433,058       803,262          40,172      1995      12/94       (c)
      Silver City, New Mexico              116,767         183,174       299,941          12,630      1982      12/95       (c)

    Shoney's Restaurant:
      Las Vegas, Nevada                    426,238              (d)      426,238              (e)     1992      05/95       (e)

    Wendy's Old Fashioned Hamburgers
      Restaurant:
        Washington, District of
          Columbia                         393,963         567,626       961,589          57,592      1983      12/94       (c)
                                       -----------    ------------   -----------      ----------

                                       $15,259,455    $ 16,836,982   $32,096,437      $1,437,443
                                       ===========    ============   ===========      ==========
Property of Joint Venture in
  Which the Partnership has an
  80.27% Interest and has Invested
  in Under an Operating Lease:
    Boston Market Restaurant:
      Fayetteville, North Carolina     $   377,800    $    587,700   $   965,500      $   24,358      1996      10/96       (c)
                                       ===========    ============   ===========      ==========

Properties the Partnership
  has Invested in Under
  Direct Financing Leases:

    Boston Market Restaurant:
        Chattanooga, Tennessee (i)              (d)             (d)           (d)             (f)     1995      05/95       (f)

    Denny's Restaurants:
      Tucson, Arizona                            -              (d)           (d)             (e)     1995      10/94       (e)
      Bucyrus, Ohio                             (d)             (d)           (d)             (f)     1973      03/95       (f)
      Dover, Ohio                                -              (d)           (d)             (e)     1971      03/95       (e)
      Salina, Kansas                             -              (d)           (d)             (e)     1995      04/95       (e)
      Moab, Utah                                 -              (d)           (d)             (e)     1995      06/94       (e)

    Long John Silver's Restaurants:
      Celina, Ohio                              (d)             (d)           (d)             (f)     1995      10/94       (f)
      Clovis, New Mexico                        (d)             (d)           (d)             (f)     1976      12/94       (f)
      Copperas Cove, Texas                       -              (d)           (d)             (e)     1994      12/94       (e)
      Shoney's Restaurant:
      Las Vegas, Nevada                          -              (d)           (d)             (e)     1992      05/95       (e)

                           CNL INCOME FUND XVI, LTD.
                        (A Florida Limited Partnership)

       NOTES TO SCHEDULE III - REAL ESTATE AND ACCUMULATED DEPRECIATION
       ----------------------------------------------------------------

                               December 31, 1997



(a) Transactions in real estate and accumulated depreciation during 1997, 1996 and 1995 are summarized as follows:

                                                                    Accumulated
                                                          Cost      Depreciation
                                                      ------------  ------------
                Properties the Partnership
                  has Invested in Under
                  Operating Leases:

                    Balance, December 31, 1994        $14,697,306     $    8,908
                    Acquisitions                       15,418,316              -
                    Reclassified to net invest-
                      ment in direct financing
                      lease                              (649,736)             -
                    Depreciation expense                        -        316,205
                                                      -----------     ----------

                    Balance, December 31, 1995         29,465,886        325,113
                    Acquisitions                        3,488,522              -
                    Dispositions                         (312,499)             -
                    Depreciation expense                        -        550,447
                                                      -----------     ----------

                    Balance, December 31, 1996         32,641,909        875,560
                    Dispositions                         (545,472)             -
                    Depreciation expense                        -        561,883
                                                      -----------     ----------

                    Balance, December 31, 1997        $32,096,437     $1,437,443
                                                      ===========     ==========


                Property of Joint Venture in
                  Which the Partnership has an
                  80.27% Interest and has Invested
                  in Under and Operating Lease:

                    Balance, December 31, 1995        $         -     $        -
                    Acquisition                           965,500              -
                    Depreciation expense                        -          4,768
                                                      -----------     ----------

                    Balance, December 31, 1996            965,500          4,768
                    Depreciation expense                        -         19,590
                                                      -----------     ----------

                    Balance, December 31, 1997        $   965,500     $   24,358
                                                      ===========     ==========

(b) The building portion of this Property is owned by the tenant; therefore, depreciation is not applicable.

(c) Depreciation expense is computed for buildings and improvements based upon estimated lives of 30 years.

(d) For financial reporting purposes, certain components of the lease relating to land and building have been recorded as a direct financing lease. Accordingly, costs relating to these components of this lease are not shown.

(e) For financial reporting purposes, the portion of the lease relating to the building has been recorded as a direct financing lease. The cost of the building has been included in net investment in direct financing leases; therefore, depreciation is not applicable.

                           CNL INCOME FUND XVI, LTD.
                        (A Florida Limited Partnership)

              NOTES TO SCHEDULE III - REAL ESTATE AND ACCUMULATED
              ---------------------------------------------------
                           DEPRECIATION - CONTINUED
                           ------------------------

                               December 31, 1997



(f) For financial reporting purposes, the lease for the land and building has been recorded as a direct financing lease. The cost of the land and building has been included in net investment in direct financing leases; therefore, depreciation is not applicable.

(g) As of December 31, 1997, the aggregate cost of the Properties owned by the Partnership and the joint venture for federal income tax purposes was $38,151,418 and $775,000, respectively. All of the leases are treated as operating leases for federal income tax purposes.

(h) During the years ended December 31, 1996 and 1994, the Partnership, and an affiliate as tenants-in-common, purchased land and buildings from CNL BB Corp., an affiliate of the General Partners, for an aggregate cost of $775,000 and $4,094,922, respectively.

(i) The restaurants in Madison, Tennessee and Chattanooga, Tennessee were converted from Kenny Rogers Roasters restaurants to Boston Market restaurants in 1996.

                       Report of Independent Accountants

To the Partners
CNL Income Fund XVII, Ltd.

In connection with our audits of the financial statements of CNL Income Fund XVII, Ltd. (A Florida Limited Partnership) as of December 31, 1997 and 1996, and for each of the years ended December 31, 1997, and 1996 and the period February 10, 1995 (date of inception) through December 31, 1995, which financial statements are included in the Prospectus, we have also audited the financial statement schedules listed in Item 99.1 herein.

In our opinion, these financial statement schedules, when considered in relation to the basic financial statements, taken as a whole, present fairly, in all material respects, the information required to be included therein.

/s/ COOPERS & LYBRAND L.L.P.

Orlando, Florida
February 4, 1998

                          CNL INCOME FUND XVII, LTD.
                        (A Florida Limited Partnership)

            SCHEDULE III - REAL ESTATE AND ACCUMULATED DEPRECIATION
            -------------------------------------------------------

                               December 31, 1997

                                                                            Costs Capitalized
                                                                               Subsequent
                                                            Initial Cost      To Acquisition
                                                           --------------  --------------------
                                                              Buildings
                                       Encum-                    and        Improve-   Carrying
                                       brances     Land      Improvements    ments      Costs
                                       -------  ---------- --------------  ----------  --------
Property the Partnership
  has Invested in Under
  Operating Leases:

    Arby's Restaurants:
      Muncie, Indiana                     -  $   242,759    $        -  $        -     $   -
      Schertz, Texas                      -      348,245       470,577           -         -
      Plainfield, Indiana                 -      296,025       557,809           -         -

    Boston Market Restaurants:
      Houston, Texas                      -      373,112       477,383           -         -
      Troy, Ohio                          -      327,924       571,730           -         -
      Long Beach, California              -      661,696             -     217,883         -

    Burger King Restaurants:
      Harvey, Illinois                    -      489,340       734,010           -         -
      Chicago Ridge, Illinois             -      771,965             -     699,556         -
      Lyons, Illinois                     -      887,767             -     597,381         -

    Denny's Restaurants:
      Kentwood, Michigan                  -      287,732       626,865           -         -
      Mesquite, Nevada                    -      372,858             -           -         -
      Pensacola, Florida                  -      305,509       670,990           -         -

    Fazoli's Restaurant:
      Warner Robins, Georgia              -      300,481             -     421,898         -

    Golden Corral Family
      Steakhouse Restaurants:
        Orange Park, Florida              -      711,838     1,162,406           -         -
        Aiken, South Carolina             -      508,003             -     987,046         -
        Weatherford, Texas                -      344,610             -     891,747         -
        El Cajon, California              -      974,793             -           -         -

    Jack in the Box Restaurants:
      Dinuba, California                  -      324,970             -     509,982         -
      LaPorte, Texas                      -      355,929             -     560,485         -
      El Dorado, California               -      617,416             -     548,188         -

    Popeye's Famous Fried
      Chicken Restaurant:
        Warner Robins, Georgia            -      260,513             -     330,100         -

    Wendy's Old Fashioned
      Hamburgers Restaurants:
        Knoxville, Tennessee              -      332,003             -     489,610         -
        Livingston, Tennessee             -      261,703             -           -         -
                                             -----------  ------------  ----------  --------

                                          -  $10,357,191    $5,271,770  $6,253,876     $   -
                                             ===========  ============  ==========  ========

                                                                                                                       Life
                                                Gross Amount at Which Carried                                        on Which
                                                    at Close of Period (b)                                         Depreciation
                                                -----------------------------                                        in Latest
                                                     Buildings                                 Date                    Income
                                                        and                     Accumulated   of Con-     Date      Statement is
                                        Land       Improvements       Total     Depreciation struction   Acquired      Computed
                                     -----------  -------------   ----------    ------------ ---------   --------    ------------
Property the Partnership
  has Invested in Under
  Operating Leases:

    Arby's Restaurants:
      Muncie, Indiana                $   242,759        (d)        $  242,759         (e)       1995       03/96          (e)
      Schertz, Texas                     348,245   $  470,577         818,822       24,045      1996       06/96          (c)
      Plainfield, Indiana                296,025      557,809         853,834       22,058      1996       10/96          (c)

    Boston Market Restaurants:
      Houston, Texas                     373,112      477,383         850,495       24,392      1996       06/96          (c)
      Troy, Ohio                         327,924      571,730         899,654       27,425      1996       07/96          (c)
      Long Beach, California             661,696      217,883         879,579        7,800      1996       12/96          (c)

    Burger King Restaurants:
      Harvey, Illinois                   489,340      734,010       1,223,350       44,560      1996       03/96          (c)
      Chicago Ridge, Illinois            771,965      699,556       1,471,521       38,204      1996       03/96          (c)
      Lyons, Illinois                    887,767      597,381       1,485,148       12,925      1997       11/96          (c)

    Denny's Restaurants:
      Kentwood, Michigan                 287,732      626,865         914,597       37,311      1980       03/96          (c)
      Mesquite, Nevada                   372,858        (d)           372,858         (e)       1996       12/95          (e)
      Pensacola, Florida                 305,509      670,990         976,499       31,390      1996       08/96          (c)

    Fazoli's Restaurant:
      Warner Robins, Georgia             300,481      421,898         722,379       16,298      1996       08/96          (c)

    Golden Corral Family
      Steakhouse Restaurants:
        Orange Park, Florida             711,838    1,162,406       1,874,244       70,673      1996       03/96          (c)
        Aiken, South Carolina            508,003      987,046       1,495,049       51,155      1996       04/96          (c)
        Weatherford, Texas               344,610      891,747       1,236,357       39,518      1996       03/96          (c)
        El Cajon, California             974,793        (d)           974,793         (e)       1997       12/96          (e)

    Jack in the Box Restaurants:
      Dinuba, California                 324,970      509,982         834,952       22,926      1996       05/96          (c)
      LaPorte, Texas                     355,929      560,485         916,414       23,816      1996       07/96          (c)
      El Dorado, California              617,416      548,188       1,165,604       23,092      1996       07/96          (c)

    Popeye's Famous Fried
      Chicken Restaurant:
        Warner Robins, Georgia           260,513      330,100         590,613       13,174      1996       08/96          (c)

    Wendy's Old Fashioned
      Hamburgers Restaurants:
        Knoxville, Tennessee             332,003      489,610         821,613       23,206      1996       05/96          (c)
        Livingston, Tennessee            261,703        (d)           261,703         (e)       1996       06/96          (e)
                                     -----------  ------------    -----------   ------------

                                     $10,357,191  $11,525,646     $21,882,837   $  553,968
                                     ===========  ============    ===========   ============

                          CNL INCOME FUND XVII, LTD.
                        (A Florida Limited Partnership)

            SCHEDULE III - REAL ESTATE AND ACCUMULATED DEPRECIATION
            -------------------------------------------------------

                               December 31, 1997

                                                                            Costs Capitalized
                                                                                Subsequent
                                                             Initial Cost     To Acquisition
                                                             -------------  ------------------
                                                               Buildings
                                          Encum-                  and       Improve-  Carrying
                                          brances     Land    Improvements   ments     Costs
                                          -------  ---------- ------------  --------  --------
Property in Which the Partner-
  ship has a 19.73% Interest
  as Tenants-in-Common and has
  Invested in Under an
  Operating Lease:

    Boston Market Restaurant:
      Fayetteville, North Carolina          -      $  377,800 $  587,700  $      -  $      -
                                                   ========== ==========  ========  ========
Property in Which the Partnership
 has a 27.5% Interest as Tenants-
 in-Common and has Invested in
Under an Operating Lease:

    Black-eyed Pea Restaurant:
      Corpus Christi, Texas                 -      $  715,052 $  726,004  $      -  $      -
                                                   ========== ==========  ========  ========
Property in Which the Partnership
 has a 36.97% Interest as
 Tenants-in-Common and has

         Invested in Under an
Operating Lease:

    Burger King Restaurant:
      Akron, Ohio                           -      $  355,594 $  517,030  $      -  $     -
                                                   ========== ==========  ========  ========
Property in Which the Partnership
 has a 21% Interest as Tenants-
 in-Common and has Invested in
Under an Operating Lease:

    Jack in the Box Restaurant:
      Mansfield, Texas                      -      $  297,295 $  482,914  $      -  $     -
                                                   ========== ==========  ========  ========
Property in Which the Partnership
 has a 60.06% Interest as
 Tenants-in-Common and has
 Invested in Under an Operating
 Lease:

  Taco Bell Restaurant:
    Kingston, Tennessee                     -     $   180,555 $  332,370  $      -  $     -
                                                  =========== ==========  ========  ========


                                                                                                                         Life
                                                  Gross Amount at Which Carried                                        on Which
                                                     at Close of Period (b)                                          Depreciation
                                                  -----------------------------                                        in Latest
                                                 Buildings                                     Date                      Income
                                                   and                        Accumulated     of Con-     Date        Statement is
                                      Land      Improvements      Total       Depreciation   struction   Acquired       Computed
                                   ----------   ------------   -----------    ------------   ---------   --------    -------------
Property in Which the Partner-
  ship has a 19.73% Interest
  as Tenants-in-Common and has
  Invested in Under an
  Operating Lease:

    Boston Market Restaurant:
      Fayetteville, North Carolina $ 377,800      $  587,700     $  965,500     $    24,358      1996       10/96           (g)
                                   =========      ============   ===========    ============   =========   ========    =============
Property in Which the Partnership
 has a 27.5% Interest as Tenants-
 in-Common and has Invested in
Under an Operating Lease:

    Black-eyed Pea Restaurant:
      Corpus Christi, Texas        $  715,052      $  726,004     $1,441,056     $    22,448      1992       01/97           (c)
                                   ==========      ============   ===========    ============   =========   ========    ===========
Property in Which the Partnership
 has a 36.97% Interest as
 Tenants-in-Common and has

         Invested in Under an
Operating Lease:

    Burger King Restaurant:
      Akron, Ohio                   $ 355,594      $  517,030     $  872,624     $    15,988      1970       01/97           (c)
                                    =========      ============   ===========    ============   =========   ========    ===========
Property in Which the Partnership
 has a 21% Interest as Tenants-
 in-Common and has Invested in
Under an Operating Lease:

    Jack in the Box Restaurant:
      Mansfield, Texas             $  297,295      $  482,914     $  780,209     $    12,866      1997       02/97           (c)
                                   ==========      ============   ===========    ============   =========   ========    ===========
Property in Which the Partnership
 has a 60.06% Interest as
 Tenants-in-Common and has
 Invested in Under an Operating
 Lease:

  Taco Bell Restaurant:
    Kingston, Tennessee            $  180,555      $  332,370     $  512,925     $       983      1997       09/97           (c)
                                   ==========      ============   ===========    ============   =========   ========    ===========

                          CNL INCOME FUND XVII, LTD.
                        (A Florida Limited Partnership)

            SCHEDULE III - REAL ESTATE AND ACCUMULATED DEPRECIATION
            -------------------------------------------------------

                               December 31, 1997

                                                               Costs Capitalized
                                                                   Subsequent
                                                Initial Cost     To Acquisition
                                                ------------  --------------------
                                                 Buildings
                                 Encum-             and        Improve-   Carrying
                                 brances  Land  Improvements    ments      Costs
                                 -------  ----  ------------  ----------  --------
Properties the Partnership
  has Invested in Under
  Direct Financing Leases:

    Arby's Restaurant:
      Muncie, Indiana                  -     -       629,847           -         -

    Denny's Restaurant:
      Mesquite, Nevada                 -     -             -     898,723         -

    Golden Corral Family
      Steakhouse Restaurant:
        El Cajon, California           -     -             -   1,119,438         -

    Wendy's Old Fashioned
      Hamburgers Restaurant:
        Livingston, Tennessee          -     -             -     455,575         -
                                          ----  ------------  ----------  --------

                                          $  -   $   629,847  $2,473,736  $      -
                                          ====  ============  ==========  ========


                                                                                                                 Life
                                                 Gross Amount at Which Carried                                  on Which
                                                    at Close of Period (b)                                    Depreciation
                                                 -----------------------------                                  in Latest
                                                  Buildings                                  Date                Income
                                                     and                     Accumulated    of Con-    Date    Statement is
                                     Land       Improvements      Total     Depreciation  struction  Acquired    Computed
                                  ---------  -----------------  ----------  ------------  ---------  --------  ------------
Properties the Partnership
  has Invested in Under
  Direct Financing Leases:

    Arby's Restaurant:
      Muncie, Indiana                     -          (d)             (d)          (e)         1995      03/96        (e)

    Denny's Restaurant:
      Mesquite, Nevada                    -          (d)             (d)          (e)         1996      12/95        (e)

    Golden Corral Family
      Steakhouse Restaurant:
        El Cajon, California              -          (d)             (d)          (e)         1997      12/96        (e)

    Wendy's Old Fashioned
      Hamburgers Restaurant:
        Livingston, Tennessee             -          (d)             (d)          (e)         1996      06/96        (e)

                          CNL INCOME FUND XVII, LTD.
                        (A Florida Limited Partnership)

       NOTES TO SCHEDULE III - REAL ESTATE AND ACCUMULATED DEPRECIATION
       ----------------------------------------------------------------

                               December 31, 1997

(a) Transactions in real estate and accumulated depreciation during 1997, 1996 and 1995 are summarized as follows:

                                                                         Accumulated
                                                               Cost      Depreciation
                                                            -----------  ------------
     Properties the Partnership has
       Invested in Under Operating
       Leases:

         Balance, December 31, 1994                         $         -      $      -
         Acquisitions                                           402,244             -

         Depreciation expense                                         -             -
                                                            -----------  ------------

         Balance, December 31, 1995                             402,244             -
         Acquisitions                                        21,138,783             -
         Depreciation expense                                         -       176,995
                                                            -----------  ------------

         Balance, December 31, 1996                          21,541,027       176,995
         Acquisitions                                           341,810             -
         Depreciation expense                                         -       376,973
                                                            -----------  ------------

         Balance, December 31, 1997                         $21,882,837      $553,968
                                                            ===========  ============

     Property in Which the Partnership
        has a 19.73% Interest as Tenants-
        in-Common and has Invested in
        Under an Operating Lease:

         Balance, December 31, 1995                         $         -      $      -
         Acquisition                                            965,500             -
         Depreciation expense                                         -         4,768
                                                            -----------  ------------

         Balance, December 31, 1996                             965,500         4,768
         Acquisition                                                                -
         Depreciation expense                                         -        19,590
                                                            -----------  ------------

         Balance, December 31, 1997                         $   965,500      $ 24,358
                                                            ===========  ============

      Property of Joint Venture in
       Which the Partnership has a
       27.5% Interest and has Invested
       in Under an Operating Lease:

          Balance, December 31, 1996                        $         -      $      -
          Acquisition                                         1,441,056             -
          Depreciation expense                                        -        22,448
                                                            -----------  ------------

          Balance, December 31, 1997                        $ 1,441,056      $ 22,448
                                                            ===========  ============

                          CNL INCOME FUND XVII, LTD.
                        (A Florida Limited Partnership)

              NOTES TO SCHEDULE III - REAL ESTATE AND ACCUMULATED
              ---------------------------------------------------
                           DEPRECIATION - CONTINUED
                           ------------------------

                               December 31, 1997

                                            Accumulated
                                               Cost      Depreciation
                                            -----------  ------------
        Property in Which the Part-
          nership has a 36.97% Interest
          as Tenants-in-Common and
          has Invested in Under an
          Operating Lease:

            Balance, December 31, 1996         $      -       $     -
            Acquisition                         872,624             -
            Depreciation expense                      -        15,988
                                            -----------  ------------

            Balance, December 31, 1997         $872,624       $15,988
                                            ===========  ============

        Property of Joint Venture in
          Which the Partnership has
          an 21% Interest and has
          Invested in Under an Operating
          Lease:

            Balance, December 31, 1996         $      -       $     -
            Acquisition                         780,209             -
            Depreciation expense                      -        12,866
                                            -----------  ------------

            Balance, December 31, 1997         $780,209       $12,866
                                            ===========  ============


        Property of Joint Venture
          in Which the Partnership
          has a 60.06% Interest and
          Invested in Under an
          Operating Lease:

            Balance, December 31, 1996         $      -       $     -
            Acquisition                         512,925             -
            Depreciation expense                      -           983
                                            -----------  ------------

            Balance, December 31, 1997         $512,925       $   983
                                            ===========  ============

(b) As of December 31, 1997, the aggregate cost of the Properties owned by the Partnership and the joint venture for federal income tax purposes was $24,986,419 and $2,205,549, respectively. All of the leases are treated as operating leases for federal income tax purposes.

(c) Depreciation expense is computed for buildings and improvements based upon estimated lives of 30 years.

(d) For financial reporting purposes, certain components of the lease relating to land and building have been recorded as a direct financing lease. Accordingly, costs relating to these components of this lease are not shown.

                          CNL INCOME FUND XVII, LTD.
                        (A Florida Limited Partnership)

              NOTES TO SCHEDULE III - REAL ESTATE AND ACCUMULATED
              ---------------------------------------------------
                           DEPRECIATION - CONTINUED
                           ------------------------

                               December 31, 1997


(e) For financial reporting purposes, the portion of the lease relating to the building has been recorded as a direct financing lease. The cost of the building has been included in net investment in direct financing leases; therefore, depreciation is not applicable.

(f) During the year ended December 31, 1996, the Partnership incurred acquisition fees totalling $1,093,639 paid to CNL Fund Advisors, Inc. During the years ended December 31, 1997 and 1996, the Partnership purchased land and buildings from affiliates of the Partnership for aggregate costs of approximately $718,932 and $1,667,100, respectively. Such amounts are included in land and buildings on operating leases, net investment in direct financing leases, investment in joint ventures and other assets at December 31, 1997.

                       Report of Independent Accountants

To the Partners
CNL Income Fund XVIII, Ltd.

In connection with our audits of the financial statements of CNL Income Fund XVIII, Ltd. (A Florida Limited Partnership) as of December 31, 1997 and 1996, and for each of the years ended December 31, 1997 and 1996 and the period February 10, 1995 (date of inception) through December 31, 1995, which financial statements are included in the Prospectus, we have also audited the financial statement schedules listed in Item 99.1 herein.

In our opinion, these financial statement schedules, when considered in relation to the basic financial statements, taken as a whole, present fairly, in all material respects, the information required to be included therein.

/s/ COOPERS & LYBRAND L.L.P.

Orlando, Florida
February 4, 1998

                          CNL INCOME FUND XVIII, LTD.
                        (A Florida Limited Partnership)

            SCHEDULE III - REAL ESTATE AND ACCUMULATED DEPRECIATION
            -------------------------------------------------------

                               December 31, 1997

                                                                                           Costs Capitalized
                                                                                               Subsequent
                                                               Initial Cost                  To Acquisition
                                                       ---------------------------     ------------------------
                                                                        Buildings
                                             Encum-                        and          Improve-       Carrying
                                             brances       Land       Improvements       ments           Costs
                                             -------   -----------    ------------     ---------       --------
Properties the Partnership
  has Invested in Under
  Operating Leases:

    Arby's Restaurant:
      Lexington, North Carolina               $   -    $   210,369     $        -     $        -         $   -

    Boston Market Restaurants:
      Raleigh, North Carolina                     -        700,361        597,806              -             -
      Timonium, Maryland                          -        768,286              -        429,011             -
      San Antonio, Texas                          -        676,288              -        225,926             -
      Minnetonka, Minnesota                       -        574,291              -              -             -

    Burger King Restaurant:
      Kinston, North Carolina                     -        261,805        661,670              -             -

    Chevy's Fresh Mex Restaurant:
      Mesa, Arizona                               -      1,027,746      1,596,063              -             -

    Golden Corral Family
      Steakhouse Restaurants:
        Houston, Texas                            -        888,446              -        765,352             -
        Stow, Ohio                                -        489,090              -              -             -
        Galveston, Texas                          -        686,534              -        751,467             -
        Elizabethtown, Kentucky                   -        488,082              -      1,041,209             -
        Destin, Florida                           -        563,723              -      1,161,616             -

    Ground Round Restaurant:
      Rochester, New York                         -        525,130        582,038              -             -

    IHOP Restaurant:
      Santa Rosa, California                      -        499,771              -              -             -

    Jack in the Box Restaurants:
      Centerville, Texas                          -        261,222              -        541,645             -

      Echo Park, California                       -        672,867              -        657,618             -
      Henderson, Nevada                           -        521,361              -        606,942             -
      Houston, Texas                              -        776,237              -        587,970             -

     Wendy's Restaurant:
       Sparta, Tennessee                          -        221,240              -        432,260             -
                                              -----    -----------     ----------     ----------         -----

                                              $   -    $10,812,849     $3,437,577     $7,201,016         $   -
                                              =====    ===========     ==========     ==========         =====

Properties the Partnership
  has Invested in Under
  Direct Financing Leases:

    Arby's Restaurant:
      Lexington, North Carolina               $   -    $         -     $  457,680     $        -         $   -


                                                                                                                       Life
                                            Gross Amount at Which Carried                                             on Which
                                               at Close of Period (b)                                                Depreciation
                                               ----------------------                                                 in Latest
                                                Buildings                                    Date                     Income
                                                   and                      Accumulated      of Con-       Date     Statement is
                                      Land     Improvements      Total      Depreciation    struction    Acquired     Computed
                                   ----------- ------------   -----------   ------------    ---------    --------   ------------
Properties the Partnership
  has Invested in Under
  Operating Leases:

    Arby's Restaurant:
      Lexington, North Carolina    $   210,369         (f)    $   210,369   $         -        1997         07/97        (d)

    Boston Market Restaurants:
      Raleigh, North Carolina          700,361      597,806     1,298,167         18,758       1994         01/97        (b)
      Timonium, Maryland               768,286      429,011     1,197,297          6,659       1997         05/97        (b)
      San Antonio, Texas               676,288      225,926       902,214          2,798       1997         04/97        (b)
      Minnetonka, Minnesota            574,291         (f)        574,291             -        1997         04/97        (d)

    Burger King Restaurant:
      Kinston, North Carolina          261,805      661,670       923,475         22,358       1994         12/96        (b)

    Chevy's Fresh Mex Restaurant:
      Mesa, Arizona                  1,027,746    1,596,063     2,623,809            146       1994         12/97        (b)

    Golden Corral Family
      Steakhouse Restaurants:
        Houston, Texas                 888,446      765,352     1,653,798         19,115       1997         12/96        (b)
        Stow, Ohio                     489,090        (f)         489,090             -        1997         04/97        (d)
        Galveston, Texas               686,534      751,467     1,438,001         15,504       1997         01/97        (b)
        Elizabethtown, Kentucky        488,082    1,041,209     1,529,291          6,830       1997         05/97        (b)
        Destin, Florida                563,723    1,161,616     1,725,339           (h)         (g)         09/97        (h)

    Ground Round Restaurant:
      Rochester, New York              525,130      582,038     1,107,168          3,871       1981         10/97        (b)

    IHOP Restaurant:
      Santa Rosa, California           499,771        (f)         499,771              -       1997         05/97        (d)

    Jack in the Box Restaurants:
      Centerville, Texas               261,222      541,645       802,867         12,680       1997         01/97        (b)

      Echo Park, California            672,867      657,618     1,330,485         11,260       1997         01/97        (b)
      Henderson, Nevada                521,361      606,942     1,128,303         10,171       1997         01/97        (b)
      Houston, Texas                   776,237      587,970     1,364,207          5,276       1997         05/97        (b)

     Wendy's Restaurant:
       Sparta, Tennessee               221,240      432,260       653,500          4,954       1997         04/97        (b)
                                    ----------   ----------    ----------    -----------

                                   $10,812,849   $10,638,593   $21,451,442   $   140,380
                                   ===========   ===========   ===========   ===========

Properties the Partnership
  has Invested in Under
  Direct Financing Leases:

    Arby's Restaurant:
      Lexington, North Carolina    $         -        (f)      $      (f)          (d)         1997         07/97        (d)

                          CNL INCOME FUND XVIII, LTD.
                        (A Florida Limited Partnership)

            SCHEDULE III - REAL ESTATE AND ACCUMULATED DEPRECIATION
            -------------------------------------------------------

                               December 31, 1997

                                                                                       Costs Capitalized
                                                                                           Subsequent
                                                         Initial Cost                    To Acquisition
                                                 ---------------------------     ---------------------------
                                                                  Buildings
                                       Encum-                        and           Improve-         Carrying
                                       brances      Land        Improvements        ments             Costs
                                       -------   ----------     ------------     -----------        --------
Black-eyed Pea Restaurant
 Atlanta, Georgia                           -            -                -          652,012              -

Golden Corral Family
 Steakhouse Restaurant:
  Stow, Ohio                                -            -         1,279,131              -               -

IHOP Restaurants:
 Bridgeview, Illinois                       -       353,714        1,149,532              -               -
 Santa Rosa, California                     -            -           856,829              -               -

On the Border Restaurant:
 San Antonio, Texas                         -            -                -        1,284,064              -
                                        -----    ----------     ------------     -----------         ------

                                        $   -    $  353,714     $  3,743,172     $ 1,936,076         $
                                        =====    ==========     ============     ===========         ======


                                                                                                                       Life
                                               Gross Amount at Which Carried                                          on Which
                                                  at Close of Period (b)                                            Depreciation
                                                 ----------------------                                              in Latest
                                               Buildings                                     Date                     Income
                                                 and                        Accumulated      of Con-       Date     Statement is
                                      Land    Improvements       Total      Depreciation    struction    Acquired     Computed
                                    --------  ------------    -----------   ------------    ---------    --------   ------------
Black-eyed Pea Restaurant
 Atlanta, Georgia                       -           (f)            (f)            (d)           1991        03/97         (d)

Golden Corral Family
 Steakhouse Restaurant:
  Stow, Ohio                            -           (f)            (f)            (d)           1997        04/97         (d)

IHOP Restaurants:
 Bridgeview, Illinois                  (f)          (f)            (f)            (d)           1972        07/97         (e)
 Santa Rosa, California                 -           (f)            (f)            (d)           1994        05/97         (d)

On the Border Restaurant:
 San Antonio, Texas                     -           (f)            (f)            (d)           1997        04/97         (d)

                          CNL INCOME FUND XVIII, LTD.
                        (A Florida Limited Partnership)

       NOTES TO SCHEDULE III - REAL ESTATE AND ACCUMULATED DEPRECIATION
       ----------------------------------------------------------------

                               December 31, 1997


(a) Transactions in real estate and accumulated depreciation during 1997 and 1996 are summarized as follows:

                                                            Accumulated
                                               Cost (b)     Depreciation
                                             -----------    ------------
          Properties the Partnership
           has Invested in Under
           Operating Leases:

            Balance, December 31, 1995       $        -      $       -
            Acquisitions                       1,531,069             -

            Depreciation expense                      -             301
                                             -----------     ----------

            Balance, December 31, 1996         1,531,069            301
            Acquisitions                      19,920,373             -

            Depreciation expense                      -         140,079
                                             -----------     ----------

            Balance, December 31, 1997       $21,451,442     $  140,380
                                             ===========     ==========

(b) Depreciation expense is computed for buildings and improvements based upon estimated lives of 30 years.

(c) As of December 31, 1997, the aggregate cost of the Properties owned by the Partnership for federal income tax purposes was $26,322,788. All of the leases are treated as operating leases for federal income tax purposes.

(d) For financial reporting purposes, the portion of the lease relating to the building has been recorded as a direct financing leases. The cost of the building has been included in net investment in direct financing leases; therefore, depreciation is not applicable.

(e) For financial reporting purposes, the lease for the land and building has been recorded as a direct financing lease. The cost of the land and building has been included in net investment in direct financing leases; therefore, depreciation is not applicable.

(f) For financial reporting purposes, certain components of the lease relating to land and building have been recorded as a direct financing lease. Accordingly, costs relating to these components of this lease are not shown.

(g)  Scheduled for completion in 1998.

(h) Property was not placed in service as of December 31, 1997; therefore, no depreciation was taken.